      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2014.
                                                            FILE NOS. 333-185804
                                                                       811-07727
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 4                        [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                   Amendment No. 4                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A ALLEN PARKWAY,
                              HOUSTON, TEXAS 77019
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        Guarantor's Telephone Number, including Area Code: (212) 770-7000


                               MANDA GHAFERI, ESQ.
                             AIG LIFE AND RETIREMENT
                            1999 AVENUE OF THE STARS
                       LOS ANGELES, CALIFORNIA 90067-6121
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:




[X] immediately upon filing pursuant to paragraph (b) of Rule 485





[ ] on pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Five of American General Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

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                          VARIABLE ANNUITY ACCOUNT FIVE

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Seasons Select II Variable
                                                Annuity; Other Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Seasons Select II Variable
                                                Annuity; Purchasing a Seasons Select
                                                II Variable Annuity; Investment
                                                Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Seasons Select II Variable
                                                Annuity (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Seasons Select II
                                                Variable Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            (Seasons Select II LOGO)
                                   PROSPECTUS
                                 AUGUST 28, 2014

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               in connection with
                          VARIABLE ANNUITY ACCOUNT FIVE


This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Premier Portfolios identified below are part of one of the following Trusts: SunAmerica Series Trust, Fidelity(R) Variable Insurance Products, and T. Rowe Price Equity Series, Inc. The Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies identified below are part of the Seasons Series Trust.

This contract is no longer available for purchase by new contract owners.


PREMIER PORTFOLIOS
                                       MANAGED BY:
AMERICAN FUNDS GLOBAL GROWTH SAST      Capital Research and Management Company(1)

AMERICAN FUNDS GROWTH SAST             Capital Research and Management Company(1)

AMERICAN FUNDS GROWTH-INCOME SAST      Capital Research and Management Company(1)

FIDELITY VIP CONTRAFUND(R)             Fidelity Management and Research Company

FIDELITY VIP EQUITY-INCOME             Fidelity Management and Research Company

FIDELITY VIP INVESTMENT GRADE BOND     Fidelity Management and Research Company

FIDELITY VIP MID CAP                   Fidelity Management and Research Company

FIDELITY VIP OVERSEAS                  Fidelity Management and Research Company

SUNAMERICA DYNAMIC ALLOCATION          SunAmerica Asset Management, LLC(2)
  PORTFOLIO                            ("SAAMCo") and AllianceBernstein L.P.

SUNAMERICA DYNAMIC STRATEGY            SAAMCo and AllianceBernstein L.P.
  PORTFOLIO

T. ROWE PRICE BLUE CHIP GROWTH II      T. Rowe Price Associates, Inc. ("T. Rowe
                                       Price")

T. ROWE PRICE EQUITY INCOME II         T. Rowe Price


SELECT PORTFOLIOS
                                       MULTI-MANAGED BY:

LARGE CAP GROWTH                       Goldman Sachs Asset Management, L.P., Janus
                                       Capital Management, LLC ("Janus") and SAAMCo

LARGE CAP VALUE                        T. Rowe Price, Wellington Management Company,
                                       LLP ("Wellington") and SAAMCo

MID CAP GROWTH                         T. Rowe Price, Wellington and SAAMCo

MID CAP VALUE                          Goldman Sachs Asset Management, L.P., Lord,
                                       Abbett & Co., LLC ("Lord Abbett") and SAAMCo

SMALL CAP                              ClearBridge Advisors, LLC and J.P. Morgan
                                       Investment Management, Inc. ("JPMorgan")

INTERNATIONAL EQUITY                   Janus, Lord Abbett and PineBridge Investments
                                       LLC ("PineBridge")

DIVERSIFIED FIXED INCOME               Wellington and PineBridge(3)

REAL RETURN                            Wellington

CASH MANAGEMENT                        BofA Advisors, LLC


FOCUSED PORTFOLIOS
                                       MULTI-MANAGED BY:

FOCUS GROWTH                           Janus and Marsico Capital Management, LLC

FOCUS VALUE                            JPMorgan and Northern Trust Investments,
                                       N.A.(4)



MANAGED ALLOCATION PORTFOLIOS
                                       MANAGED BY:

ALLOCATION GROWTH                      Ibbotson Associates, Inc. ("Ibbotson")

ALLOCATION MODERATE GROWTH             Ibbotson

ALLOCATION MODERATE                    Ibbotson

ALLOCATION BALANCED                    Ibbotson


SEASONS STRATEGIES(5)
                                       MULTI-MANAGED BY:

                                       JPMorgan, Janus, Lord Abbett, Putnam
                                       Investment Management, LLC ("Putnam"), T.
                                       Rowe Price, PineBridge and Wellington

GROWTH STRATEGY                        (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Growth Portfolio)

MODERATE GROWTH STRATEGY               (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Moderate Growth Portfolio)

BALANCED GROWTH STRATEGY               (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Income/Equity Portfolio)

CONSERVATIVE GROWTH STRATEGY           (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Income Portfolio)


(1) Capital Research and Management Company manages the corresponding Master Fund
    (defined below) in which the Underlying Fund (Feeder Fund) invests.
(2) Effective January 1, 2014, SunAmerica Asset Management Corp was renamed
    SunAmerica Asset Management, LLC.
(3) Effective on October 1, 2013, SAAMCo is no longer a subadviser for the
    Diversified Fixed Income Portfolio.
(4) Effective on November 1, 2013, Third Avenue Management, LLC is no longer a subadviser for the Focus Value Portfolio.
(5) Seasons Strategies are Variable Portfolios comprised of certain Underlying Funds of the Seasons Series Trust. Each Seasons Strategy is multi-managed by a group of managers identified above.



This variable annuity provides an optional Payment Enhancement feature. If you elect this feature, in exchange for Payment Enhancements credited to your contract, your withdrawal charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may more than offset the value of any Payment Enhancement.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 28, 2014. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS
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GLOSSARY..................................................................     3
HIGHLIGHTS................................................................     4
FEE TABLE.................................................................     6
     Maximum Owner Transaction Expenses...................................     6
     Contract Maintenance Fee.............................................     6
     Separate Account Annual Expenses.....................................     6
     Additional Optional Feature Fees.....................................     6
          Optional MarketLock Income Plus Fee.............................     6
          Optional MarketLock For Life Plus Fee...........................     6
          Optional MarketLock For Life Fee................................     6
          Optional MarketLock Fee.........................................     6
          Optional MarketLock For Two Fee.................................     6
          Optional Seasons Income Rewards Fee.............................     6
          Optional Seasons Promise Fee....................................     6
          Optional Income Protector Fee...................................     6
     Underlying Fund Expenses.............................................     6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES......................................     8
THE SEASONS SELECT(II) VARIABLE ANNUITY...................................     9
PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY..........................     9
     Allocation of Purchase Payments......................................    10
     Seasons Rewards Program..............................................    11
     Accumulation Units...................................................    12
     Free Look............................................................    13
     Exchange Offers......................................................    13
     Important Information for Military Servicemembers....................    13
INVESTMENT OPTIONS........................................................    13
     Variable Portfolios..................................................    13
          Fidelity(R) Variable Insurance Products.........................    14
          T. Rowe Price Equity Series, Inc. ..............................    14
          Seasons Series Trust............................................    14
          SunAmerica Series Trust.........................................    15
     Premier Portfolios...................................................    16
     Select Portfolios....................................................    16
     Focused Portfolios...................................................    16
     Managed Allocation Portfolios........................................    16
     Seasons Strategies...................................................    16
     Investment Options...................................................    19
     Strategic Allocation Program.........................................    20
     Substitution, Addition or Deletion of Variable Portfolios............    21
     Fixed Accounts.......................................................    21
     Dollar Cost Averaging Fixed Accounts.................................    22
     Dollar Cost Averaging Program........................................    22
     Transfers During the Accumulation Phase..............................    23
     Automatic Asset Rebalancing Program..................................    25
     Return Plus Program..................................................    25
     Voting Rights........................................................    26
ACCESS TO YOUR MONEY......................................................    26
     Free Withdrawal Amount...............................................    26
     Systematic Withdrawal Program........................................    28
     Nursing Home Waiver..................................................    28
     Minimum Contract Value...............................................    28
     Qualified Contract Owners............................................    28
OPTIONAL LIVING BENEFITS..................................................    28
     MarketLock Income Plus and MarketLock For Life Plus..................    28
     MarketLock For Life..................................................    37
     Additional Information About MarketLock Income Plus, MarketLock For
       Life Plus and MarketLock For Life..................................    42
     MarketLock and MarketLock For Two....................................    44
     Seasons Income Rewards...............................................    50
     Seasons Promise......................................................    53
     Income Protector.....................................................    54
MARKETLOCK FEATURES EXTENSION PARAMETERS..................................    56
DEATH BENEFITS............................................................    58
     Beneficiary Continuation Programs....................................    59
     Death Benefit Defined Terms..........................................    59
     Standard Death Benefit...............................................    60
     Optional Combination HV & Roll-Up Death Benefit......................    61
     Optional Purchase Payment Accumulation Death Benefit.................    61
     Optional Maximum Anniversary Value Death Benefit.....................    61
     Optional EstatePlus Benefit..........................................    63
     Spousal Continuation.................................................    63
EXPENSES..................................................................    64
     Separate Account Expenses............................................    64
     Withdrawal Charges...................................................    64
     Underlying Fund Expenses.............................................    65
     Contract Maintenance Fee.............................................    65
     Transfer Fee.........................................................    66
     Optional Living Benefits Fees........................................    66
     Optional Combination HV & Roll-Up Death Benefit Fee..................    66
     Optional Enhanced Death Benefit......................................    66
     Optional EstatePlus Fee..............................................    66
     Premium Tax..........................................................    66
     Income Taxes.........................................................    66
     Reduction or Elimination of Fees, Expenses and Additional Amounts
       Credited...........................................................    66
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT..................    66
ANNUITY INCOME OPTIONS....................................................    68
     The Income Phase.....................................................    68
     Annuity Income Options...............................................    68
     Fixed or Variable Annuity Income Payments............................    69
     Annuity Income Payments..............................................    69
     Transfers During the Income Phase....................................    70
     Deferment of Payments................................................    70
TAXES.....................................................................    70
     Annuity Contracts in General.........................................    70
     Tax Treatment of Distributions - Non-Qualified Contracts.............    70
     Tax Treatment of Distributions - Qualified Contracts.................    71
     Required Minimum Distributions.......................................    72
     Tax Treatment of Death Benefits......................................    73
     Tax Treatment of Optional Living Benefits............................    73
     Contracts Owned by a Trust or Corporation............................    73
     Gifts, Pledges and/or Assignments of a Contract......................    73
     Diversification and Investor Control.................................    73
OTHER INFORMATION.........................................................    74
     The Distributor......................................................    74
     The Company..........................................................    74
     The Separate Account.................................................    75
     The General Account..................................................    75
     Financial Statements.................................................    75
     Administration.......................................................    76
     Legal Proceedings....................................................    76
     Registration Statements..............................................    76
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...........................    77
APPENDIX A - CONDENSED FINANCIAL INFORMATION..............................   A-1
APPENDIX B - MARKETLOCK INCOME PLUS EXTENSION PARAMETERS FOR CONTRACTS
  PURCHASED PRIOR TO MAY 4, 2009..........................................   B-1
APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION................   C-1
APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY...............   D-1
APPENDIX E - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO DECEMBER 29,
  2006....................................................................   E-1

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                                    GLOSSARY
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We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUATION CONTRIBUTION - An amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon a spousal continuation.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FEEDER FUNDS - Each of the following Feeder Funds invests exclusively in shares of a corresponding Master Fund: American Funds Global Growth SAST, American Funds Growth SAST, and American Funds Growth-Income SAST Variable Portfolios.

FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds. Each Managed Allocation Portfolio is structured as a Fund-of-Funds, investing its assets in a combination of Variable Portfolios.

GENERAL ACCOUNT - The Company's account, which includes any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.


GOOD ORDER - Fully and accurately completed forms, which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us.


INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - The first business day of the month following your 95(th) birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Seasons Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEASONS REWARDS PROGRAM - A program that provides a Payment Enhancement in exchange for a surrender charge that declines over 9 years.


SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.


TRUSTS - Collectively refers to the Fidelity(R) Variable Insurance Products Trust, Seasons Series Trust, SunAmerica Series Trust and T. Rowe Price Equity Series, Inc.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Premier Portfolios, Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios, which are subaccounts of the Separate Account, invest in the Underlying Funds of the Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products (which includes the Fidelity(R) Variable Insurance Products Trust I, Fidelity(R) Variable Insurance Products Trust II and Fidelity(R) Variable Insurance Products Trust IV) and T. Rowe Price Equity Series, Inc.

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                                   HIGHLIGHTS
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The Seasons Select(II) Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.

This variable annuity contract may provide you with Payment Enhancements that are invested in your contract as earnings.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request minus any applicable Payment Enhancement, if you elected Seasons Rewards. The contract value refunded may be more or less than your original Purchase Payments. However, you receive any gain and we bear any loss on any applicable Payment Enhancement. If your contract was issued as an IRA or if required by certain states, we will return the greater of your original Purchase Payment(s) or the contract value minus any applicable Payment Enhancements. We will return your original Purchase Payments if required by law. PLEASE SEE PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY AND FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25% (0.15% if you purchased your contract prior to November 17, 2003). If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. Your contract provides for a free withdrawal amount each year. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years or nine complete years if you elected the Seasons Rewards Program, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE FEE TABLE, PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY, FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may have elected one of the optional living benefits that were available under your contract for an additional fee. These living benefits were designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live.

You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable.

DEATH BENEFIT: A standard death benefit is available and in addition, an optional death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. ELECTING THE SEASONS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE SEASONS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

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                                    FEE TABLE
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THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS. IF APPLICABLE, STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE
OF EACH PURCHASE PAYMENT)(2)................  9%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(3)..........   $35 per year


SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

Separate Account Fee(4)...................   1.40%
Optional Combination HV & Roll-Up Death
  Benefit Fee.............................   0.65%
Optional Enhanced Death Benefit Fee.......   0.15%
Optional EstatePlus Fee(5)................   0.25%
MAXIMUM SEPARATE ACCOUNT ANNUAL
  EXPENSES(6).............................   2.05%


ADDITIONAL OPTIONAL FEATURE FEES

OPTIONAL MARKETLOCK INCOME PLUS FEE
(calculated as a percentage of the Income Base)(7)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           1.10%
For Two Covered Persons...........................           1.35%


OPTIONAL MARKETLOCK FOR LIFE PLUS FEE

(calculated as a percentage of the Income Base)(7)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.95%
For Two Covered Persons...........................           1.25%


OPTIONAL MARKETLOCK FOR LIFE FEE
(calculated as a percentage of the Income Base)(8)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.70%
For Two Covered Persons...........................           0.95%




OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the MAV Benefit Base)(9)

                                                       ANNUALIZED FEE
                                                    --------------------
All years in which the feature is in effect.......          0.65%


OPTIONAL MARKETLOCK FOR TWO FEE
(calculated as a percentage of the MAV Benefit Base)(9)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT             ANNUALIZED FEE
-------------------------------------------          --------------------
Prior to Any Withdrawal...........................           0.40%
After the First Withdrawal........................           0.80%


OPTIONAL SEASONS INCOME REWARDS FEE
(calculated as a percentage of the Withdrawal Benefit Base)(10)

CONTRACT YEAR                                           ANNUALIZED FEE
-------------                                        --------------------
0-7...............................................           0.65%
8-10..............................................           0.45%
11+...............................................            none


OPTIONAL SEASONS PROMISE FEE
(calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)(11)

CONTRACT YEAR                                           ANNUALIZED FEE
-------------                                        --------------------
0-7...............................................           0.50%
8-10..............................................           0.25%
11+...............................................            none


OPTIONAL INCOME PROTECTOR FEE

(calculated as a percentage of your Income Benefit
  Base)(12).......................................           0.10%



UNDERLYING FUND EXPENSES
(AS OF MARCH 31, 2014)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND AND FUND-OF-FUNDS EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS, THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES(13)                        MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Trust assets, including
management fees, 12b-1 fees, if
applicable, and other expenses)..    0.67%     1.43%

FOOTNOTES TO THE FEE TABLE:

 (1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX.

 (2) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 or 9 years depending on whether you elected Seasons Rewards, as follows:

YEARS SINCE RECEIPT:..........................................   1    2    3    4    5    6    7    8    9   10+
Without Seasons Rewards.......................................   7%   6%   6%   5%   4%   3%   2%   0%   0%   0%
With Seasons Rewards..........................................   9%   8%   7%   6%   6%   5%   4%   3%   2%   0%


   Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL AMOUNT BELOW.

 (3) The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more. PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.

 (4) If you do not elect any optional features, your total separate account annual expenses would be 1.40%. If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

 (5) EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefit is also elected. This feature is not available on contracts issued in Washington.

 (6) The Combination HV & Roll-Up death benefit is not available on contracts issued in Washington. You cannot elect the Combination HV & Roll-Up death benefit if you elect the Maximum Anniversary Value, Purchase Payment Accumulation and EstatePlus death benefits and/or a living benefit. Therefore, the Maximum Separate Account Annual Expenses of 2.05% reflects election of the Combination HV & Roll-Up death benefit only.

 (7) MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal benefits. The annual fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For contracts issued between May 1, 2008 and April 30, 2009, the fee for MARKETLOCK INCOME PLUS is as follows: 0.95% for one covered person and 1.20% for two covered persons. For contracts issued prior to May 1, 2009, the fee for MARKETLOCK FOR LIFE PLUS +6% OPTION is as follows: 0.65% for one covered person and 0.90% for two covered persons and the fee for MARKETLOCK FOR LIFE PLUS +7% OPTION is as follows: 0.75% for one covered person and 1.00% for two covered persons. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 (8) MarketLock For Life is an optional guaranteed minimum withdrawal benefit. The annual fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 (9) MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The annual fee is calculated as a percentage of the MAV Benefit Base which determines the basis of the guaranteed benefit. The applicable annualized fee is deducted from your contract value at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the MAV Benefit Base is calculated, please see OPTIONAL LIVING BENEFITS below.

(10) Seasons Income Rewards is an optional guaranteed minimum withdrawal benefit. The annual fee is calculated as a percentage of the Withdrawal Benefit Base which determines the basis for the guaranteed benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.

(11) Seasons Promise is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows: 0.45% for Years 0-7, 0.15% for Years 8-10, no fee for Years 11+. For contracts issued between September 30, 2002 and February 7, 2003, the fee is as follows: 0.35% for Years 0-7, 0.10% for Years 8-10, no fee for Years 11+. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.

(12) Income Protector is an optional guaranteed minimum income benefit. The fee is deducted annually from your contract value. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.


(13) The maximum expense is for an Underlying Fund of Seasons Series Trust, as of its fiscal year ended March 31, 2014. The minimum expense is for an Underlying Fund of Fidelity(R) Variable Insurance Products Trust, as of its fiscal year ended December 31, 2013.

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--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
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These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming separate account annual expenses of 1.80%, (including election of Seasons Rewards, the optional Maximum Anniversary Value death benefit and EstatePlus), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.43%.)

(1)  If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,364     $2,097     $2,937     $4,717


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:(5)

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $464      $1,397     $2,337     $4,717




MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.67%.)



(1) If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,115     $1,364     $1,739     $2,452


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $215       $664      $1,139     $2,452


EXPLANATION OF EXPENSE EXAMPLES

1. The Maximum Expense Examples reflect the highest possible combination of charges. The purpose of the Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.


3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the MarketLock Income Plus fee, equals contract value and that no withdrawals are taken during the stated period.


     In addition, depending on the state in which your contract was issued, your expenses may be lower.

4. Expense Examples with election of the Seasons Rewards program reflect the Seasons Rewards withdrawal charge schedule, but do not reflect any upfront Payment Enhancement.

5. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

6. The Maximum Expense Examples do not reflect election of the Combination HV & Roll-Up Death Benefit which would result in 2.05% maximum separate account expenses because this death benefit cannot be elected with any optional living benefit.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

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                     THE SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Optional Living Benefit: If you elect an optional living benefit, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance and withdrawals within the feature's parameters.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.


Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other insurance features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.


This variable annuity was developed to help you plan for your retirement. In the Accumulation Phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to an available Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

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                         PURCHASING A SEASONS SELECT(II)
                                VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

------------------------------------------------------------------------------
                                                                  MINIMUM
                                                                 AUTOMATIC
                                              MINIMUM           SUBSEQUENT
                      MINIMUM INITIAL       SUBSEQUENT           PURCHASE
                     PURCHASE PAYMENT    PURCHASE PAYMENT         PAYMENT
------------------------------------------------------------------------------
     Qualified            $2,000               $500                $100
------------------------------------------------------------------------------
   Non-Qualified          $5,000               $500                $100
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Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100. We will not accept subsequent Purchase Payments from contract owners age 86 or older.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract.

The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned by spouses (as determined for federal tax law purposes). The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. There are also states that require us to issue the contract to non-spousal joint Owners. However, non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract. Therefore, the ability of such non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited.

ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

American General Life Insurance Company
Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

American General Life Insurance Company
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

SEASONS REWARDS PROGRAM

If you were age 80 or younger at the time your contract was issued you may have elected to participate in this program at contract issue. We contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elected to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. PLEASE SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards program may not perform as well as the contract without the program.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Seasons Rewards program. However, you may use other Fixed Account options, if available, for dollar cost averaging. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW.

SEASONS REWARDS ENHANCEMENT LEVELS

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.

UPFRONT PAYMENT ENHANCEMENT

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement Rate. We periodically review and establish the upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement Rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and available Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.

DEFERRED PAYMENT ENHANCEMENT

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement Rate. We periodically review and establish the deferred Payment Enhancement Rates and deferred Payment Enhancement dates. The deferred Payment Enhancement

Rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement Rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

We will not allocate any applicable deferred Payment Enhancement, if any, to your contract if the following circumstances occur prior to the deferred Payment Enhancement date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

90 DAY WINDOW

As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Variable Portfolio, for a deferred Look Back Adjustment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:

-------------------------------------------------------------------
                          UPFRONT PAYMENT        DEFERRED PAYMENT
  ENHANCEMENT LEVEL       ENHANCEMENT RATE       ENHANCEMENT RATE
-------------------------------------------------------------------
 Under $500,000                  4%                     0%
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 $500,000 - more                 5%                     0%
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We are currently not offering a Deferred Payment Enhancement Rate.

We reserve the right to modify, suspend or terminate the Seasons Rewards program at any time for prospectively issued contracts and for subsequent Purchase Payments.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We determine the value of each Accumulation Unit at the close of the NYSE every business day, by multiplying the Accumulation Unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

     1. dividing the net asset value per share of the Underlying Fund at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous business day; and

     2. multiplying it by one minus all applicable daily asset based charges.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by

     $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

     EXAMPLE (CONTRACTS WITH SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. If the Payment Enhancement is 2% of your Purchase Payment, we would add a Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.



FREE LOOK

You may cancel your contract within ten days after receiving it. Your state may require a longer free look period. We call this a "free look." Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Free Look Payment Enhancement Deduction, if applicable. If you elect the Seasons Rewards feature, the Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to put your money and the Payment Enhancement, if you elected the Seasons Rewards feature, in the Cash Management Variable Portfolio during the free look period and will allocate your money and the Payment Enhancement according to your instructions at the end of the applicable free look period. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR INFORMATION ABOUT THE FREE LOOK PERIOD IN YOUR STATE.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners.

From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES

     The following Variable Portfolios are part of the Fidelity Variable Insurance Products: Fidelity VIP Equity-Income, Fidelity VIP Contrafund(R), Fidelity VIP Mid Cap, Fidelity VIP Overseas and Fidelity VIP Investment Grade Bond. Fidelity Management and Research Company is the investment adviser for these funds.

     T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES

     The following Variable Portfolios are part of the T. Rowe Price Equity Series, Inc. Trust: T. Rowe Price Blue Chip Growth II and T. Rowe Price Equity Income II. T. Rowe Price Associates, Inc. is the investment adviser for this Trust.

     SAAMCO MANAGED TRUSTS


     We offer Underlying Funds of the Seasons Series Trust and SunAmerica Series Trust (the "SAAMCo Managed Trusts") at least in part because they are managed by SunAmerica Asset Management, LLC ("SAAMCo" or the "Adviser"), an affiliate of the Company. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.


     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies listed below are part of Seasons Series Trust. SAAMCo manages this Trust and engages subadvisers to provide investment advice for certain of the Underlying Funds.

     Special note should be taken of the similarities and differences between the Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. The Managed Allocation Portfolios are Fund-of-Funds; a professional manager actively manages the Managed Allocation Portfolios' investments in certain Underlying Funds of the Seasons Series Trust. The Seasons Strategies are not Fund-of-Funds and are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read the descriptions of each alternative carefully for more details.

     If you purchased your contract prior to November 17, 2003, Class 2 Shares of certain Underlying Funds of Seasons Series Trust were offered in your contract. PLEASE SEE APPENDIX A BELOW FOR DETAILS.

     SUNAMERICA SERIES TRUST -- CLASS 3 SHARES

          MASTER-FEEDER FUNDS

          The following Variable Portfolios are part of SunAmerica Series Trust:
          American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST. These Underlying Funds have a Master-Feeder structure. Capital Research and Management Company is the investment adviser of the Master Funds in which the Feeder Funds invest. SAAMCo manages the Feeder Funds.

          Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities.

          Under the Master-Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.

          Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment adviser to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.

          SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO AND SUNAMERICA DYNAMIC STRATEGY PORTFOLIO

          SAST also offers the SunAmerica Dynamic Allocation Portfolio (the "Dynamic Allocation Portfolio") and the SunAmerica Dynamic Strategy Portfolio ("Dynamic Strategy Portfolio"). SAAMCo is the investment adviser of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. AllianceBernstein L.P. is the subadviser (the "Subadviser") of a component of each of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each invest part of their assets as a Fund-of-Funds that in turn invest in Underlying Funds of the SAAMCo Managed Trusts.

          The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each have an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the contract. In addition, the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio may enable the Company to more efficiently manage its financial risks associated with guarantees like the living and death benefits, due in part to a formula developed by the Company and provided by SAAMCo to the Subadviser. The formula used by the Subadviser may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the investment adviser and the Portfolio's Board of Trustees, including a majority of the Independent Trustees. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

PREMIER PORTFOLIOS

The Premier Portfolios reflect the investment expertise of one or more investment managers and offer a broad range of investment categories.

SELECT PORTFOLIOS

The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio and the Real Return Variable Portfolio, each Select Portfolio is managed by multiple managers. One component of each Select Portfolio, with the exception of the Cash Management Variable Portfolio and the Real Return Variable Portfolio, invests in a passively managed component that tracks a particular target index or subset of an index. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.

FOCUSED PORTFOLIOS

Each multi-managed Focused Portfolio offers you at least two different managers. Each manager advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than other Variable Portfolios, and may be subject to greater market risks.

MANAGED ALLOCATION PORTFOLIOS

Each Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A Fund-of-Funds generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Managed Allocation Portfolio is managed by Ibbotson Associates, Inc. ("Ibbotson"). Ibbotson creates a target allocation annually for each Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Managed Allocation Portfolio should invest in its Underlying Funds. Due to market movements, portfolio management decisions or cash flow considerations, Ibbotson may determine that a Managed Allocation Portfolio's investments in its Underlying Funds require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Underlying Funds for each Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.

The four Managed Allocation Portfolios' objectives and investment strategies are:

--------------------------------------------------------------------------------
 MANAGED
 ALLOCATION
 PORTFOLIOS         OBJECTIVE           INVESTMENT STRATEGY
--------------------------------------------------------------------------------
 Allocation Growth  Long-term capital   Invests primarily in equity-based
                    appreciation        portfolios. Designed to provide higher
                                        growth potential, while maintaining risk
                                        at a reasonable level.
--------------------------------------------------------------------------------
 Allocation         Long-term capital   Focuses on equity investing to help
 Moderate Growth    appreciation        maximize growth potential, but also
                                        invests a portion of its assets in the
                                        bond market for income.
--------------------------------------------------------------------------------
 Allocation         Long-term capital   Combines equity investing with increased
 Moderate           appreciation and    exposure to fixed income investing.
                    moderate current    Designed for investors who want growth,
                    income              but who are also seeking a moderate
                                        level of income.
--------------------------------------------------------------------------------
 Allocation         Long-term capital   Offers the greatest exposure to fixed
 Balanced           appreciation and    income. Designed for investors who need
                    income              greater balance of growth potential and
                                        current income.
--------------------------------------------------------------------------------


If you invest in a Managed Allocation Portfolio, you pay the expenses of the Managed Allocation Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Funds in which the Managed Allocation Portfolio invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.

SEASONS STRATEGIES

Each Seasons Strategy has a different investment objective and is a Variable Portfolio of the Separate Account that invests in three Underlying Funds of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. The Seasons Strategies are designed utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed in the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy do not change for the life of the contract. Please see the Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.

SEASONS STRATEGY REBALANCING

Each quarter a rebalancing occurs among the Underlying Funds of the Season Strategies to realign each Seasons Strategy with its distinct percentage investment detailed below. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate the asset allocation mix for each Seasons Strategy and the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

Before the end of each quarter (or as close to such date as is administratively practicable), your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, as identified below, your investment will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.

                         GROWTH STRATEGY                                                MODERATE GROWTH STRATEGY

     GOAL:  Long-term growth of capital, allocating its assets           GOAL:  Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth Strategy.
                                                                    This Seasons Strategy may be best suited for those nearing
                    Target Asset Allocation:                        retirement years but still earning income.
         Stocks 80%          Bonds 15%          Cash 5%
                                                                                        Target Asset Allocation:
                     [GROWTH STRATEGY CHART]                                 Stocks 70%          Bonds 25%          Cash 5%
Stock Portfolio (T. Rowe Price) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%                            [MODERATE GROWTH CHART]
Multi-Managed Growth Portfolio - 50%                                Stock Portfolio (T. Rowe Price) - 20%
  Fixed Income component (Wellington) - 10%                         Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
  Balanced component (Lord Abbett/PineBridge) - 10%                 Multi-Managed Moderate Growth Portfolio - 55%
  Small-cap Growth component (JPMorgan) - 10%                         Fixed Income component (Wellington) - 19.8%
  Growth component (Janus) - 20%                                      Balanced component (Lord Abbett/PineBridge) - 9.9%
                                                                      Small-cap Growth component (JPMorgan) - 9.9%
                                                                      Growth component (Janus) - 15.4%





                    BALANCED GROWTH STRATEGY                                          CONSERVATIVE GROWTH STRATEGY

     GOAL:  Focuses on conservation of principal by investing in         GOAL:  Capital preservation while maintaining some
a more balanced weighting of stocks and bonds, with a secondary     potential for growth over the long term. This Seasons Strategy
objective of seeking a high total return. This Seasons Strategy     may be best suited for those with lower investment risk
may be best suited for those approaching retirement and with        tolerance.
less tolerance for investment risk.
                                                                                        Target Asset Allocation:
                    Target Asset Allocation:                                 Stocks 42%          Bonds 53%          Cash 5%
         Stocks 55%          Bonds 40%          Cash 5%
                                                                                       [CONSERVATIVE GROWTH CHART]
                     [BALANCED GROWTH CHART]                        Stock Portfolio (T. Rowe Price) - 15%
Stock Portfolio (T. Rowe Price) - 20%                               Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Multi-Managed Income Portfolio - 60%
Multi-Managed Income/Equity Portfolio - 55%                           Fixed Income component (Wellington) - 45%
  Fixed Income component (Wellington) - 29.7%                         Balanced component (Lord Abbett/PineBridge) - 10.2%
  Balanced component (Lord Abbett/PineBridge) - 15.4%                 Growth component (Janus) - 4.8%
  Growth component (Janus) - 9.9%

INVESTMENT OPTIONS

Each Variable Portfolio and its respective managers are:


PREMIER PORTFOLIOS                   MANAGED BY:

AMERICAN FUNDS GLOBAL GROWTH SAST    Capital Research and Management Company

AMERICAN FUNDS GROWTH SAST           Capital Research and Management Company

AMERICAN FUNDS GROWTH-INCOME SAST    Capital Research and Management Company

FIDELITY VIP CONTRAFUND(R)           Fidelity Management and Research Company

FIDELITY VIP EQUITY-INCOME           Fidelity Management and Research Company

FIDELITY VIP INVESTMENT GRADE BOND   Fidelity Management and Research Company

FIDELITY VIP MID CAP                 Fidelity Management and Research Company

FIDELITY VIP OVERSEAS                Fidelity Management and Research Company

SUNAMERICA DYNAMIC ALLOCATION        SunAmerica Asset Management, LLC ("SAAMCo") and
  PORTFOLIO                          AllianceBernstein L.P.

SUNAMERICA DYNAMIC STRATEGY          SAAMCo and AllianceBernstein L.P.
  PORTFOLIO

T. ROWE PRICE BLUE CHIP GROWTH II    T. Rowe Price Associates, Inc. ("T. Rowe Price")

T. ROWE PRICE EQUITY INCOME II       T. Rowe Price


SELECT PORTFOLIOS                    MULTI-MANAGED BY:

LARGE CAP GROWTH                     Goldman Sachs Asset Management, L.P., Janus Capital
                                     Management ("Janus"), LLC and SAAMCo

LARGE CAP VALUE                      T. Rowe Price, Wellington Management Company, LLP
                                     ("Wellington") and SAAMCo

MID CAP GROWTH                       T. Rowe Price, Wellington and SAAMCo

MID CAP VALUE                        Goldman Sachs Asset Management, L.P., Lord, Abbett & Co.,
                                     LLC ("Lord Abbett") and SAAMCo

SMALL CAP                            ClearBridge Advisors, LLC and J.P. Morgan Investment
                                     Management, Inc. ("JPMorgan")

INTERNATIONAL EQUITY                 Janus, Lord Abbett and PineBridge Investments LLC
                                     ("PineBridge")

DIVERSIFIED FIXED INCOME             Wellington and PineBridge

REAL RETURN                          Wellington

CASH MANAGEMENT                      BofA Advisors, LLC


FOCUSED PORTFOLIOS                   MULTI-MANAGED BY:

FOCUS GROWTH                         Janus and Marsico Capital Management, LLC

FOCUS VALUE                          JPMorgan and Northern Trust Investments, N.A.

MANAGED ALLOCATION PORTFOLIOS        MANAGED BY:

ALLOCATION GROWTH                    Ibbotson Associates, Inc. ("Ibbotson")

ALLOCATION MODERATE GROWTH           Ibbotson

ALLOCATION MODERATE                  Ibbotson

ALLOCATION BALANCED                  Ibbotson


SEASONS STRATEGIES                   MULTI-MANAGED BY:

                                     JPMorgan, Janus, Lord Abbett, Putnam Investment Management,
                                     LLC ("Putnam"), T. Rowe Price, PineBridge and Wellington

GROWTH STRATEGY                      (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Growth
                                     Portfolio)

MODERATE GROWTH STRATEGY             (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Moderate
                                     Growth Portfolio)

BALANCED GROWTH STRATEGY             (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Income/Equity
                                     Portfolio)

CONSERVATIVE GROWTH STRATEGY         (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Income
                                     Portfolio)



You should read the prospectuses for the Trusts carefully. These prospectuses contain detailed information about the Underlying Funds, including each Underlying Fund's investment objective and risk factors. You may obtain an additional copy of these prospectuses for the Trusts by calling our Annuity Service Center at (800) 445-7862 or by visiting our website at www.aig.com/annuities. You may also obtain information about the Underlying Funds (including a copy of the Statement of Additional Information) by accessing the U.S. Securities and Exchange Commission's website at www.sec.gov.

STRATEGIC ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Strategic Allocation Program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Strategic Allocation Program allows you to choose from one of the four Strategic Allocations designed to assist in meeting your stated investment goals.

Each of the Strategic Allocations allocate 33% of your investment in a STRATEGIC MODEL and the remaining 67% in a MANAGED ALLOCATION PORTFOLIO to attempt to match a stated investment time horizon and risk tolerance (the "Primary Allocation"). Each Strategic Model is comprised of a combination of Variable Portfolios (the "Secondary Allocation"). Each Managed Allocation Portfolio is a Fund-of-Funds. The 33% of your investment allocated to the Strategic Model is considered "static" because the composition of the Strategic Model will not be changed by us and is not actively managed. However, the 67% of your investment allocated to the Managed Allocation Portfolio is considered "active" because each Managed Allocation Portfolio is an Underlying Fund that an investment adviser manages in order to maintain the investment objective of the Managed Allocation Portfolio. FOR MORE INFORMATION, PLEASE SEE MANAGED ALLOCATION PORTFOLIOS ABOVE.

ENROLLING AND INVESTING IN THE STRATEGIC ALLOCATION PROGRAM

You may enroll in the Strategic Allocation Program by selecting a Strategic Allocation on the contract application form. You and your financial representative should determine the Strategic Allocation most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a Strategic Allocation by sending a written request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Strategic Allocation through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM BELOW.

You may only invest in one Strategic Allocation at a time and participation in the Strategic Allocation Program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in a Strategic Allocation. If you attempt to split your investment between one or more Strategic Allocations, your investment may no longer be consistent with the Strategic Allocations' intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Strategic Allocation, such an investment may no longer be consistent with the Strategic Allocation's intended objectives. You can transfer 100% of your investment from one Strategic Allocation to a different Strategic Allocation at any time.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the Variable Portfolios in the Strategic Allocation unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Strategic Allocation, your investment may no longer be consistent with the Strategic Allocation's intended objectives. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

REBALANCING

You can elect to have your investment in the Strategic Allocations rebalanced quarterly, semi-annually or annually to maintain the target asset allocation among the Variable Portfolios of the Strategic Allocation you selected. If you make such an election to rebalance, both the Primary Allocation and the Secondary Allocation will be rebalanced to equal the 67%/33% split discussed above. The target allocations of the Underlying Funds of each Managed Allocation Portfolio are not rebalanced as part of the Strategic Allocation Program. PLEASE SEE MANAGED ALLOCATION PORTFOLIOS ABOVE. Over time, the Strategic Allocation may no longer align with its original investment objective due to the effects of Underlying Fund performance, changes in the Underlying Funds, and the ever-changing investment markets. Therefore, if you do not elect to have your investment in the Strategic Allocation rebalanced at least annually, then your investment may no longer be consistent with the Strategic Allocation's intended objectives. In addition, your investment needs may change.

If you elect certain optional living benefits, you will automatically be enrolled in the Automatic Asset Rebalancing Program and your contract will be rebalanced in accordance with the investment requirements of the living benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

IMPORTANT INFORMATION ABOUT THE STRATEGIC ALLOCATION PROGRAM

The Strategic Allocation Program is not intended as ongoing or personalized advice about investing in the Variable Portfolios. We do not provide investment advice regarding whether a Strategic Allocation should be selected or rebalanced or whether it remains appropriate for any individual to invest in accordance with any particular Strategic Allocation as your investment needs change.

The Strategic Allocation Program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Strategic Allocations may have been built. Also, allocation to a single asset class may outperform a Strategic Allocation, so that you could have better investment returns investing in a single asset class than in a Strategic

Allocation. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Strategic Allocation will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Strategic Allocations represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Strategic Allocations meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Strategic Allocations can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE STRATEGIC ALLOCATION PROGRAM AT ANY TIME.

STRATEGIC ALLOCATIONS

----------------------------------------------------------------------------------------
                                                                 STRATEGIC
                                       STRATEGIC    STRATEGIC    ALLOCATION   STRATEGIC
                                       ALLOCATION   ALLOCATION    MODERATE    ALLOCATION
         VARIABLE PORTFOLIOS            BALANCED     MODERATE      GROWTH       GROWTH
----------------------------------------------------------------------------------------
 Allocation Balanced                     67.00%        0.00%        0.00%        0.00%
----------------------------------------------------------------------------------------
 Allocation Growth                        0.00%        0.00%        0.00%       67.00%
----------------------------------------------------------------------------------------
 Allocation Moderate                      0.00%       67.00%        0.00%        0.00%
----------------------------------------------------------------------------------------
 Allocation Moderate Growth               0.00%        0.00%       67.00%        0.00%
----------------------------------------------------------------------------------------
 American Funds Global Growth SAST        1.98%        2.31%        2.64%        4.29%
----------------------------------------------------------------------------------------
 American Funds Growth SAST               0.66%        0.99%        1.32%        1.65%
----------------------------------------------------------------------------------------
 American Funds Growth-Income SAST        1.32%        1.65%        1.98%        2.31%
----------------------------------------------------------------------------------------
 Fidelity VIP Contrafund(R)               0.99%        1.32%        1.98%        2.64%
----------------------------------------------------------------------------------------
 Fidelity VIP Equity-Income               2.64%        2.97%        3.30%        3.30%
----------------------------------------------------------------------------------------
 Fidelity VIP Investment Grade Bond      15.51%       10.56%        6.93%        1.32%
----------------------------------------------------------------------------------------
 Fidelity VIP Mid Cap                     3.96%        5.61%        6.27%        7.26%
----------------------------------------------------------------------------------------
 Fidelity VIP Overseas                    1.98%        2.64%        3.30%        4.29%
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 T. Rowe Price Blue Chip Growth II        0.99%        1.32%        1.32%        1.65%
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 T. Rowe Price Equity Income II           2.97%        3.63%        3.96%        4.29%
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                               TOTAL    100.00%      100.00%      100.00%      100.00%
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The Strategic Allocations and their respective investment allocations amongst the Variable Portfolios listed above are current as of the date of this prospectus. Once you invest in a Strategic Allocation, your investments are considered "static" because the Variable Portfolios and the percentages of your contract value allocated to each Variable Portfolio within the Strategic Allocation will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Strategic Allocation in line with your investment goals.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600, for the 12-month DCA Fixed Account ("1-Year DCA Fixed Account") is $1,200 and the 24-month DCA Fixed Account ("2-Year DCA Fixed Account") is $2,400. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file. The 6-month, 1-Year and 2-Year DCA Fixed Accounts may not be available in your state. Please check with your financial representative for availability.

Purchase Payments may not be invested in DCA Fixed Accounts if you elect the Seasons Rewards program.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).


You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file. Upon notification of your death, we will terminate the DCA program unless your Beneficiary instructs us otherwise.


The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH        ACCUMULATION UNIT VALUE      UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.aig.com/annuities), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2013 and within the previous twelve months (from August 17, 2012 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2013 must be submitted by U.S. Mail (from August 17, 2013 through August 16, 2014).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect an optional living benefit with investment requirements, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program unless your Beneficiary instructs us otherwise. However, automatic asset rebalancing will continue if it is a requirement of an optional living benefit that remains in effect pursuant to your Spousal Beneficiary's election of Spousal Continuation.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
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                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a systematic, partial, or total withdrawal (surrender), and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

We deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.

If you have elected an Optional Living Benefit and you take the Maximum Annual Withdrawal Amount, you may still take an additional amount under the Free Withdrawal provision without incurring a withdrawal charge. However, that additional amount will be treated as an Excess Withdrawal for purposes of calculating your Income Base and future income payments. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

FREE WITHDRAWAL AMOUNT

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge at the time of the withdrawal if it is taken during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals and withdrawal charges. As a result, if you surrender your contract in the future while withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender for the purpose of calculating the withdrawal charge.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the annual free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, during the first contract year, your free withdrawal amount is the greatest of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, after the first contract year, your free withdrawal amount is the greatest of (1), (2) or (3) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1) your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you do not elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your free withdrawal amount.

During the first contract year, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

After the first contract year, your free withdrawal amount is the greater of (1) or (2) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1) your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge.

Amounts withdrawn free of a withdrawal charge under the 10% provision do not reduce the amount you invested for purposes of calculating the withdrawal charge and penalty-free earnings. As a result, if you surrender your contract in the future and withdrawal charges are still applicable, any previous free withdrawals under the 10% provision would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. PLEASE SEE SEASONS REWARDS PROGRAM ABOVE.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge if you are surrendering your contract, any prior free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:
    A=Your contract value at the time of your request for withdrawal ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)
    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 6% is the applicable percentage) [B x C=$6,000]
    D=Your full contract value ($84,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or available Fixed Account be at least $100 after the withdrawal, and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain

Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners; (5) we are on notice that this contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

Please contact our Annuity Service Center which can provide the necessary enrollment forms.


Upon notification of your death, we will terminate the Systematic Withdrawal program unless your Beneficiary instructs us otherwise.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.


NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made during the confinement period while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

None of the living benefits described below are currently available for election.

MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS

The MarketLock Income Plus living benefit may vary depending on when you purchased your contract, please see details below. The MarketLock For Life Plus living benefit may vary depending on the option you elected when you purchased your contract, please see details below.

MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal features, available for an additional fee. The features are designed to help you create a guaranteed income stream that may last as long as you live, or as long as you or your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature elected. These features may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may not need to rely on the feature as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

MarketLock Income Plus and MarketLock For Life Plus offer guaranteed lifetime income plus the opportunity to lock in the greater of investment gains or an annual Income Credit (previously referred to as "Bonus").

These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The features guarantee that only certain Purchase Payments received during the contract's first five years are included in the Income Base (previously referred to as "Benefit Base").

Please remember that all withdrawals, including withdrawals taken under these features, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under these features will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge.

In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals, as defined below, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

You may have elected MarketLock Income Plus or any of the MarketLock For Life Plus options and you may have chosen to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under the features as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect one of these features, Covered Persons must have met the age requirement. The age requirement varies depending on the type of contract you purchased, when the contract was issued(1) and the number of Covered Persons. The tables below provide the age requirements for the features.

IF YOU ELECTED ONE COVERED PERSON(1):

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                 AGE(2)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
   (based on the age of the older Owner)           45                    80
------------------------------------------------------------------------------------


IF YOU ELECTED TWO COVERED PERSONS(1):


----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                          MINIMUM          MAXIMUM          MINIMUM          MAXIMUM
                            AGE             AGE(2)            AGE             AGE(2)
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
     Joint Owners            45               80               45               85
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
      QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------


(1) If you elected MarketLock For Life Plus +6% and you purchased your contract prior to November 19, 2007, references to age 45 above are replaced with age 50 and references to age 80 above are replaced with age 75. References to age 85 remain unchanged.

(2) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the feature. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How do MarketLock Income Plus and MarketLock For Life Plus work?

MarketLock Income Plus and MarketLock For Life Plus lock-in the greater of two values in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years if you elected MarketLock Income Plus, the first 5 years if you elected MarketLock For Life Plus on or after May 1, 2009 or the first 10 years if you elected MarketLock For Life Plus prior to May 1, 2009) following the Effective Date based on the greater of (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit, as defined below.

You may elect to extend the Income Base Evaluation Period and the Income Credit Period for additional periods. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.

Is there an additional guarantee if I delay taking withdrawals?

Yes, depending on which feature you elect and when you elected the feature, there is an additional guarantee if you delay taking withdrawals.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 and you do not take any withdrawals before the 12th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus +7% prior to May 1, 2009 and you do not take any withdrawals before the 10th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% or your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

What determines the maximum amount of withdrawals I can withdraw each year?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without reducing the Income Base and the Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below and varies depending on the feature you elected and when your contract was issued.

ONE COVERED PERSON -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER
5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday                5% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR
       SURVIVING COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday              4.75% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 62nd birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 62nd birthday                5% of Income Base
------------------------------------------------------------------------


ONE COVERED PERSON -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th
                 birthday                        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
        On or after 76th birthday                6% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON AT            MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th
                 birthday                        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th
                 birthday                      4.75% of Income Base
------------------------------------------------------------------------
         On or after 76th birthday             5.75% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED BETWEEN 7/30/07 AND 4/30/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
       Prior to the 60th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 60 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED PRIOR TO 7/30/07)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
------------------------------------------------------------------------
       Prior to the 65th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 65 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------


As the original owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

Are there investment requirements if I elect MarketLock Income Plus or MarketLock For Life Plus?

Yes, as long as you have not elected to cancel the feature, you must comply with investment requirements by allocating your investments as outlined below. You may also use a DCA Fixed Account to comply with investment requirements by setting up your DCA target allocations in accordance with the investment requirements outlined below. The DCA Fixed Accounts are not available if you elect the Seasons Rewards Program.

MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS +7% OPTION

Allocate 100% of your investments to one of the following:

     - Cash Management Variable Portfolio

     - Managed Allocation Balanced Variable Portfolio

     - Managed Allocation Moderate Variable Portfolio

     - Managed Allocation Moderate Growth Variable Portfolio

     - Strategic Allocation Moderate Growth

     - Strategic Allocation Moderate

     - Strategic Allocation Balanced

     - 6-month, 1-year or 2-year DCA Fixed Accounts, if available

MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09) AND MARKETLOCK FOR LIFE PLUS +6% OPTION (CONTRACTS ISSUED PRIOR TO 5/1/09)

     (1) Allocate 100% of your investments to one of the following:

          - Cash Management Variable Portfolio

          - Managed Allocation Balanced Variable Portfolio

          - Managed Allocation Moderate Variable Portfolio

          - Managed Allocation Moderate Growth Variable Portfolio

          - Strategic Allocation Moderate Growth

          - Strategic Allocation Moderate

          - Strategic Allocation Balanced

          - 6-month, 1-year or 2-year DCA Fixed Accounts, if available

     (2) Allocate your investments in accordance with the requirements outlined in the table below:

------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. Non Restricted         Minimum 0%       PREMIER PORTFOLIOS
                          Maximum 100%        Fidelity VIP Investment Grade Bond
                                            SEASONS STRATEGIES
                                              Growth Strategy
                                              Moderate Growth Strategy
                                              Balanced Growth Strategy
                                              Conservative Growth Strategy
                                            SELECT PORTFOLIOS
                                              Diversified Fixed Income Portfolio
                                              Real Return Portfolio
                                              Cash Management Portfolio
                                            MANAGED ALLOCATION PORTFOLIOS
                                              Allocation Moderate Growth Portfolio
                                              Allocation Moderate Portfolio
                                              Allocation Balanced Portfolio

                                            DCA FIXED ACCOUNTS (if available)
                                              6-Month DCA
                                              1-Year DCA
                                              2-Year DCA

                                            FIXED ACCOUNTS
                                              1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. Equity Maximum         Minimum 0%       PREMIER PORTFOLIOS
                           Maximum 15%        American Funds Growth SAST
                                              American Funds Global Growth SAST
                                              American Funds Growth-Income SAST
                                              Fidelity VIP Overseas
                                              Fidelity VIP Contrafund(R)
                                              Fidelity VIP Mid Cap
                                              Fidelity VIP Equity-Income
                                              T. Rowe Price Blue Chip Growth II
                                              T. Rowe Price Equity Income II
                                            SELECT PORTFOLIOS
                                              Large Cap Growth Portfolio
                                              Large Cap Value Portfolio
                                              Mid Cap Growth Portfolio
                                              Mid Cap Value Portfolio
                                              Small Cap Portfolio
                                              International Equity Portfolio
                                            FOCUSED PORTFOLIOS
                                              Focus Growth Portfolio
                                              Focus Value Portfolio
------------------------------------------------------------------------------------
 C. Fully                 No Investment     MANAGED ALLOCATION PORTFOLIOS
    Restricted               Allowed          Allocation Growth Portfolio
------------------------------------------------------------------------------------


If we offer additional allocations that comply with investment requirements in the future we will give you the opportunity to allocate your investments accordingly.

Your allocation instructions accompanying any Purchase Payment as well as target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your subsequent Purchase Payment(s) to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer and/or 1-year Fixed Account, if available ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations promptly.

How are the components for MarketLock Income Plus and MarketLock For Life Plus calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable are included in the calculation of Anniversary Values, as defined below. Total Eligible

Purchase Payments are limited to $1,500,000 without our prior Company approval.

SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus the Income Credit during the Income Credit Period. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later if you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 (10 years later if you elected MarketLock For Life Plus prior to May 1, 2009). Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. The Income Base is increased by each subsequent Eligible Purchase Payment, less proportionate adjustments for Excess Withdrawals, as defined below. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE IN INCREASED?" and "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. The Income Credit Base is increased by each subsequent Eligible Purchase Payment less proportionate adjustments for Excess Withdrawals, as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" below.

SIXTH, WE DETERMINE THE INCOME CREDIT which varies by feature as outlined in the table below and is an amount equal to a percentage ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you elected MarketLock Income Plus and you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. If you elected MarketLock For Life Plus, the Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year.

------------------------------------------------------------------------
       FEATURE                     INCOME CREDIT PERCENTAGE
------------------------------------------------------------------------
  MarketLock Income      6% (reduced for withdrawals up to the Maximum
    Plus (contracts                Annual Withdrawal Amount)
  issued on or after
        5/1/09)
------------------------------------------------------------------------
  MarketLock Income      7% (reduced for withdrawals up to the Maximum
         Plus                      Annual Withdrawal Amount)
   (contracts issued
  between 5/1/08 and
       4/30/09)
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
       Life Plus
   (contracts issued
      on or after
        5/1/09)
------------------------------------------------------------------------
    MarketLock For          7% (0% in years withdrawals are taken)
     Life Plus +7%
        Option
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
    Life +6% Option
------------------------------------------------------------------------


SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base, increased by the Income Credit, if any; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

     (a) the Income Base calculated based on the maximum Anniversary Value; and

     (b) the current Income Base plus the Income Credit.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

INCREASES TO YOUR INCOME BASE AND INCOME CREDIT BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AND INCOME CREDIT BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Base and Income Credit Base are not used in the calculation of the contract value or any other benefits under the contract.

The Income Base and Income Credit Base are adjusted each time an Excess Withdrawal is taken. Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year anniversary PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 12th Benefit Year anniversary is the greater of (a) and (b), where:

     (a) is the current Income Base, or if the First and Subsequent Extensions were elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the Minimum Income Base.

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% Option prior to May 1, 2009, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:

     (a) is the current Income Base, or if extension was elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the current Income Base plus the Income Credit, if applicable; and

     (c) is the Minimum Income Base.

On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and for MarketLock Income Plus only, if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:

     (a) is the Income Base calculated based on the maximum Anniversary Value;
         and

     (b) is the current Income Credit Base; and

     (c) is the Minimum Income Base.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE
In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE
Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?" below. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.

What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary (10th Benefit Year anniversary if you elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009), your Income Base, and if applicable, the Income Credit Base, is not eligible to be increased to the Minimum Income Base.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base, if applicable. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you have elected MarketLock For Life Plus and you plan to take withdrawals in any year during the Income Credit Period, an Income Credit will not be added to your Income Base on that contract anniversary.

The impact of withdrawals and the effect on certain components of MarketLock Income Plus and MarketLock For Life Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal. Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit available in subsequent Benefit Years during the Income Credit Period.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount and the free withdrawal amount.

What are the fees for MarketLock Income Plus and MarketLock For Life Plus?

The fee for each feature depends on whether you elect to cover one life or two lives and when you purchased your contract, as follows:

----------------------------------------------------------------------------------------------
                                                                             ANNUALIZED FEE
                                                          NUMBER OF         (CALCULATED AS A
                                                           COVERED          PERCENTAGE OF THE
                      FEATURE                              PERSONS            INCOME BASE)
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued on or              One                  1.10%
  after 5/1/09)                                              Two                  1.35%
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued between            One                  0.95%
  5/1/08 and 4/30/09)                                        Two                  1.20%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus (contracts issued on or            One                  0.95%
  after 5/1/09)                                              Two                  1.25%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 7%                                 One                  0.75%
  Option                                                     Two                  1.00%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 6%                                 One                  0.65%
  Option                                                     Two                  0.90%
----------------------------------------------------------------------------------------------


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect a feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under the feature.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.

Can I extend the Income Base Evaluation Period and Income Credit Period?

MARKETLOCK INCOME PLUS
Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods (one additional 5 year period if you elected MarketLock Income Plus on or after May 1, 2009), as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").

After election of the First Extension and Second Extension, if applicable, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If your contract was issued on or after May 1, 2009 and you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91(st) birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension and the Second Extension, if applicable, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary (10th Benefit Year anniversary if elected on or before May 1, 2009), your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

MARKETLOCK FOR LIFE PLUS
Depending on when your contract was issued, you may be able to extend the initial Income Base Evaluation Period and the initial Income Credit Period.

IF YOUR CONTRACT WAS ISSUED PRIOR TO APRIL 30, 2009, there is an option to extend only the Income Base Evaluation Period as long as the feature is in effect and the age of the Covered Person or younger of two Covered Persons is age 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years. However, you may not elect to extend the Income Credit period beyond the initial 10 years.

Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.

IF YOUR CONTRACT WAS ISSUED ON OR AFTER MAY 1, 2009, you may elect to extend both the Income Base Evaluation Period and Income Credit Period for an additional 5 year period after the end of the initial Income Base Evaluation Period and initial Income Credit Period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period, and prior to the end of each Income Base Evaluation Period you elect to extend thereafter, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each evaluation period. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current evaluation period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are not available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

PLEASE SEE ADDITIONAL INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION REGARDING THESE LIVING BENEFITS.

MARKETLOCK FOR LIFE

When and how may I elect MarketLock For Life?

You may have elected MarketLock For Life at the time of contract issue (the "Effective Date"). You cannot elect this feature if you elected any other optional living benefit. You may have elected to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you could have elected the feature and who could have qualified as a Covered Person. If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchased and the number of Covered Persons.

IF YOU ELECTED ONE COVERED PERSON:

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                               MINIMUM AGE         MAXIMUM AGE(1)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
  (based on the age of the older Owner)            45                    80
------------------------------------------------------------------------------------


IF YOU ELECTED TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------


(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Covered Person. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock For Life work?

MarketLock For Life locks in the highest contract anniversary value in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date.

You may elect to extend the Income Base Evaluation Period for additional periods. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
           AGE OF THE COVERED PERSON AT                  WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday        5% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday                6% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR SURVIVING       MAXIMUM ANNUAL
                 COVERED PERSON AT                       WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday      4.75% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday              5.75% of Income Base
------------------------------------------------------------------------


As the original owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE?" BELOW.

Are there investment requirements if I elect MarketLock For Life?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.

INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in accordance with the requirements outlined in either (1) or (2).

     (1) Allocate 100% of your investments to one of the following:

          - Cash Management Variable Portfolio

          - Managed Allocation Balanced Variable Portfolio

          - Managed Allocation Moderate Variable Portfolio

          - Managed Allocation Moderate Growth Variable Portfolio

          - Strategic Allocation Moderate Growth

          - Strategic Allocation Moderate

          - Strategic Allocation Balanced

          - 6-month, 1-Year or 2-Year DCA Fixed Accounts, if available

     (2) Allocate your investments in accordance with the requirements outlined in the table below:

------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. Non Restricted         Minimum 0%       PREMIER PORTFOLIOS
                          Maximum 100%        Fidelity VIP Investment Grade Bond
                                            SEASONS STRATEGIES
                                              Growth Strategy
                                              Moderate Growth Strategy
                                              Balanced Growth Strategy
                                              Conservative Growth Strategy
                                            SELECT PORTFOLIOS
                                              Diversified Fixed Income Portfolio
                                              Real Return Portfolio
                                              Cash Management Portfolio
                                            MANAGED ALLOCATION PORTFOLIOS
                                              Allocation Moderate Growth Portfolio
                                              Allocation Moderate Portfolio
                                              Allocation Balanced Portfolio

                                            DCA FIXED ACCOUNTS (if available)
                                              6-Month DCA
                                              1-Year DCA
                                              2-Year DCA

                                            FIXED ACCOUNTS
                                              1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. Equity Maximum         Minimum 0%       PREMIER PORTFOLIOS
                           Maximum 15%        American Funds Growth SAST
                                              American Funds Global Growth SAST
                                              American Funds Growth-Income SAST
                                              Fidelity VIP Overseas
                                              Fidelity VIP Contrafund(R)
                                              Fidelity VIP Mid Cap
                                              Fidelity VIP Equity-Income
                                              T. Rowe Price Blue Chip Growth II
                                              T. Rowe Price Equity Income II
                                            SELECT PORTFOLIOS
                                              Large Cap Growth Portfolio
                                              Large Cap Value Portfolio
                                              Mid Cap Growth Portfolio
                                              Mid Cap Value Portfolio
                                              Small Cap Portfolio
                                              International Equity Portfolio
                                            FOCUSED PORTFOLIOS
                                              Focus Growth Portfolio
                                              Focus Value Portfolio
------------------------------------------------------------------------------------
 C. Fully                 No Investment     MANAGED ALLOCATION PORTFOLIOS
    Restricted               Allowed          Allocation Growth Portfolio
------------------------------------------------------------------------------------


Your allocation instructions accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature.

We will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any transfer you initiate, or any withdrawal you initiate. Because automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs, if you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-year Fixed Account, if available, resulting from your transfer ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better or worse investment returns by allocating your investments more aggressively. We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations.

How are the components for MarketLock for Life calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and spousal continuation contributions, if applicable; however, Payment

Enhancements, if applicable, and continuation contributions, if applicable are included in the calculation of Anniversary Value, as defined below. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the INCOME BASE EVALUATION PERIOD. The Income Base Evaluation Period is the period of time over which we will consider Anniversary Values. The Income Base Evaluation Period begins on the Effective Date and ends 5 years later. At the end of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. Each year following the Effective Date is a Benefit Year. Only on each Benefit Year anniversary do we determine if the Income Base should be increased based on cumulative Eligible Purchase Payments or the highest Anniversary Value. The calculation and components of this determination are detailed below.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

INCREASES TO YOUR INCOME BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

What is the fee for MarketLock For Life?

The fee for MarketLock For Life depends on whether you elect to cover one life or two lives. The fee is as follows:

-------------------------------------------------------------------------------
                                                           ANNUALIZED FEE
              ALL YEARS IN WHICH THE                (CALCULATED AS A PERCENTAGE
               FEATURE IS IN EFFECT                     OF THE INCOME BASE)
-------------------------------------------------------------------------------
 For One Covered Person                                 0.70% of Income Base
-------------------------------------------------------------------------------
 For Two Covered Persons                                0.95% of Income Base
-------------------------------------------------------------------------------


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the prior fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life?

The Maximum Annual Withdrawal Amount and the Income Base may change over time as a result of the timing and amount of withdrawals.

Withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature.

The impact of withdrawals and the effect on each component of MarketLock For Life are further explained below:

     INCOME BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals.

     For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE CALCULATED?").

If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

All withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may impact other provisions of your contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

Can I extend the Income Base Evaluation Period beyond 5 years?

After the initial Income Base Evaluation Period, you may elect to extend the Income Base Evaluation Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of each Income Base Evaluation Period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each Income Base Evaluation Period. If you elect to extend the feature, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are no longer available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. We also reserve the right to modify MarketLock For Life at the time of extension for existing contracts as indicated above.

PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION THESE LIVING BENEFITS.

ADDITIONAL INFORMATION ABOUT MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE

The following provides additional information applicable to these optional living benefits ("Living Benefit(s)").

What happens if the contract value is reduced to zero?

All withdrawals from the contract, including withdrawals under this feature, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of the Living Benefit over the lifetime of the Covered Person(s); however, the Income Base is no longer eligible to be increased.

However, if at any time an Excess Withdrawal reduces your contract value to zero, no further benefits will remain under the Living Benefit and your contract along with the Living Benefit will terminate. For MarketLock Income Plus and MarketLock For Life Plus, an Income Credit is not available if the contract value is reduced to zero, even if a Living Benefit remains payable.

If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero and eliminate any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining Living Benefit, you must select one of the following:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any option mutually agreeable between you and us.

If you do not select an option above, the remaining Living Benefit will be paid as the current Maximum Annual Withdrawal Amount based on the Maximum Annual Withdrawal Percentage applicable to the Living Benefit divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Any amounts that we may pay under the Living Benefit in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

What happens to my Living Benefit upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period, if applicable.

If you have elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 12 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

For all Living Benefits, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, upon the expiration of the applicable period. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can I elect to cancel my Living Benefit?

The Living Benefit may be cancelled by you on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the Living Benefit, you will no longer be charged a fee after the cancellation is effective and the guarantees under the Living Benefit are terminated. In addition, the investment requirements for Living Benefit will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and you may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary following the death of the first Covered Person. Once the surviving Covered Person elects to cancel the feature, the fee will no longer be charged and the guarantees under the Living Benefit will be terminated. In addition, the investment requirements for the Living Benefit will no longer apply to the contract. The surviving Covered Person may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and may no longer re-elect or reinstate the Living Benefit after cancellation.

Are there circumstances under which my Living Benefit will automatically terminate?

The Living Benefit automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for the remaining Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT FEATURE?" above.

WE ALSO RESERVE THE RIGHT TO MODIFY THE LIVING BENEFITS AT THE TIME OF EXTENSION FOR EXISTING CONTRACTS AS INDICATED ABOVE.

MARKETLOCK AND MARKETLOCK FOR TWO

MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

MARKETLOCK
For contracts issued prior to May 1, 2006, MarketLock guarantees annual withdrawals based on the Maximum Anniversary Value (MAV) during the first 10 years of the contract. In addition, for contracts issued on or after May 1, 2006, if the owner begins withdrawals after age 65, the withdrawal amount is guaranteed to last for life.

MARKETLOCK SUMMARY TABLE:

-----------------------------------------------------------------------
                          MAXIMUM                           MAXIMUM
                           ANNUAL                            ANNUAL
                         WITHDRAWAL    INITIAL MINIMUM     WITHDRAWAL
                        PERCENTAGE*       WITHDRAWAL     PERCENTAGE IF
    TIME OF FIRST       PRIOR TO ANY   PERIOD PRIOR TO    EXTENSION IS
     WITHDRAWAL          EXTENSION      ANY EXTENSION       ELECTED
-----------------------------------------------------------------------
 Before 5th Benefit          5%            20 years            5%
  Year anniversary
-----------------------------------------------------------------------
 On or after 5th             7%          14.28 years           7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 10th           10%            10 years            7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 20th           10%            10 years           10%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after the             5%          Life of the           5%
  older contract                        older contract
  owner's 65th                              owner
  birthday**
-----------------------------------------------------------------------


* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of the RMD withdrawal that is based on amounts greater than this contract alone will be considered an Excess Withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" below.

** For contracts issued on or after May 1, 2006, lifetime withdrawals are available provided that as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal

   Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

MARKETLOCK FOR TWO SUMMARY TABLE:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
             AGE OF THE YOUNGER SPOUSE                   WITHDRAWAL
            AT TIME OF FIRST WITHDRAWAL                  PERCENTAGE*
------------------------------------------------------------------------
    At least age 55 but prior to 63rd birthday               4%
------------------------------------------------------------------------
    At least age 63 but prior to 76th birthday               5%
------------------------------------------------------------------------
             On or after 76th birthday                       6%
------------------------------------------------------------------------


* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of a RMD withdrawal that is based on amounts other than this contract will not be considered a RMD from this contract. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK AND MARKETLOCK FOR TWO?" below.

How are the components for MarketLock and MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable; however, Payment Enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage differs by feature as follows:

     MarketLock: The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal. Or, for contracts issued on or after May 1, 2006, the Maximum Annual Withdrawal Percentage is determined based on whether you are taking lifetime withdrawals.

     MarketLock For Two: The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal.

If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, for MarketLock only, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum

Withdrawal Periods will be reduced due to Excess Withdrawals.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Please see "HOW ARE THE COMPONENTS OF MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What are the fees for MarketLock and MarketLock For Two?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to the first withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken assessed at the end of the quarter in which the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock and MarketLock For Two?

MARKETLOCK
The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

In addition, for contracts issued on or after May 1, 2006, if you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base increases due to additional Eligible Purchase Payments or if the MAV Benefit Base is stepped-up on a contract anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above, based on when you took your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE:  Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals reduce the MAV Benefit Base as follows:

        If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of:

        (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

        (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.

------------------------------------------------------------------------
THE AMOUNT WITHDRAWN
  IN A BENEFIT YEAR           EFFECT ON MINIMUM WITHDRAWAL PERIOD
------------------------------------------------------------------------
                        New Minimum Withdrawal Period = the MAV Benefit
  Amounts up to the    Base (which includes a deduction for any previous
   Maximum Annual        withdrawals), divided by the current Maximum
  Withdrawal Amount                Annual Withdrawal Amount
------------------------------------------------------------------------
Amounts in excess of      New Minimum Withdrawal Period = the Minimum
  the Maximum Annual      Withdrawal Period as of the prior contract
   Withdrawal Amount              anniversary minus one year
------------------------------------------------------------------------


MARKETLOCK FOR TWO
Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?"). If you take an Excess Withdrawal, the Maximum

     Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

What happens if my contract value is reduced to zero?

MARKETLOCK
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, for contracts issued on or after May 1, 2006, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) for contracts issued on or after May 1, 2006, if receiving lifetime withdrawals, the date of death of the older contract owner; or

     2. Any option mutually agreeable between you and us.

MARKETLOCK FOR TWO
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if due to an Excess Withdrawal, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Any option mutually agreeable between you and us.

If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

What happens to MarketLock and MarketLock For Two upon a spousal continuation?

MARKETLOCK
A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, for contracts issued on or after May 1, 2006, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals, if eligible, because they are based on the older owner's life.

If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that
(1) the original owner did not previously extend the MAV Evaluation Period and
(2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Payment Enhancements and spousal continuation contributions are not considered to be Eligible Purchase Payments. However, Payment Enhancements and spousal continuation contributions are included in the Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

MARKETLOCK FOR TWO
The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. Please see "CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?" above.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

For contracts issued on or after May 1, 2006, upon the death of the older contract owner, lifetime withdrawals will no longer be available.

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.

What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?

Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

MARKETLOCK
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. For contracts issued on or after May 1, 2006, if eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi- annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any option mutually agreeable between you and us.

MARKETLOCK FOR TWO
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3. Any option mutually agreeable between you and us.

Can MarketLock and MarketLock For Two be cancelled?

MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.

Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?

MARKETLOCK
MarketLock automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless, for contracts issued on or after May 1, 2006, conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

For contracts issued on or after May 1, 2006, lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO
MarketLock For Two automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?"*

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce; or

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "CAN MARKETLOCK AND MARKETLOCK FOR TWO BE CANCELLED?"

SEASONS INCOME REWARDS

Seasons Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the "Benefit"). Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.

In order to determine the Benefit, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you chose. Options 1 and 2 are available on contracts issued on and after May 3, 2004. In addition, Option 3 is available on contracts issued on or after May 2, 2005. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

SEASONS INCOME REWARDS SUMMARY:

---------------------------------------------------------------------------------------------------------
                                                                                              MINIMUM
                                                                                             WITHDRAWAL
                                                                                            PERIOD* (IF
                                                                                              MAXIMUM
                                                                             MAXIMUM           ANNUAL
                                           BENEFIT                            ANNUAL         WITHDRAWAL
                          MAXIMUM        AVAILABILITY       STEP-UP         WITHDRAWAL      AMOUNT TAKEN
       OPTION           ELECTION AGE         DATE            AMOUNT       PERCENTAGE***      EACH YEAR)
---------------------------------------------------------------------------------------------------------
          1              Age 80 or         3 years          10%* of           10% of          11 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          2              Age 80 or         5 years          20%* of           10% of          12 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          3              Age 70 or         10 years         50%** of          10% of          15 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------


* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount. For contracts issued prior to June 14, 2005, the Maximum Election Age is 80 or younger on the contract issue date.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.

How are the components for Seasons Income Rewards calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract value or annuitization value.

FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

The fee is as follows:

------------------------------------------------------------------------
                   CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                     0-7 years                              0.65%
------------------------------------------------------------------------
                    8-10 years                              0.45%
------------------------------------------------------------------------
                        11+                                 None
------------------------------------------------------------------------


What are the effects of withdrawals on Seasons Income Rewards?

Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or

     (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of:

          (a) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          (b) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of:

     (a) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

     (b) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

What happens if my contract value is reduced to zero with Seasons Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. Any option mutually agreeable between you and us.

If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.

Can Seasons Income Rewards be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

     6. For contracts issued from May 3, 2004 through October 3, 2004, withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

What happens to Seasons Income Rewards upon the Latest Annuity Date?

If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.

Withdrawals under this feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.

SEASONS PROMISE

Seasons Promise is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment ("Benefit") to your contract in the event that your contract value on the 10th contract anniversary ("Benefit Date") is less than the Purchase Payments made in the contract's first 90 days.

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements and spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.

The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The fee will be calculated and deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

For contracts issued between May 3, 2004 and May 1, 2009, the fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.50%
------------------------------------------------------------------------
                  8-10                                 0.25%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.45%
------------------------------------------------------------------------
                  8-10                                 0.15%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


For contracts issued between August 1, 2002 and February 7, 2003, the fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.35%
------------------------------------------------------------------------
                  8-10                                 0.10%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.

Seasons Promise only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Seasons Promise will not protect those Purchase Payments.

Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 full contract years.

We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

INCOME PROTECTOR

Income Protector is an optional minimum income benefit, available for an additional charge and provides a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect Income Protector, you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. Income Protector is available on contracts issued prior to May 3, 2004.

The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. If available and elected, a growth rate can provide increased levels of minimum guaranteed income.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

If you elect Income Protector, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. Your Income Benefit Base is equal to your contract value on the date of election. Income Protector is effective on either the date of issue of the contract or at the contract anniversary following your election of Income Protector.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The Income Benefit Base is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the Income Benefit Base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the date of election, and;

     (c) is equal to all withdrawals and applicable fees and charges since the date of election, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

In order to obtain the benefit of Income Protector, you may not begin the Income Phase for at least 9 years following election. You may not elect this feature if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

RE-SET OF YOUR INCOME PROTECTOR BENEFIT

You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. Upon a Re-Set, the waiting period before you can begin the Income Phase will start over. In addition, the Income Protector fee will be charged as a percentage of your Re-Set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 9th or later contract anniversary following the effective date of electing Income Protector or Re-Set, if applicable.

THE INCOME BENEFIT DATE is the contract anniversary date on which the Income Benefit is calculated and applied. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum income payments. To arrive at the minimum guaranteed income payments available to you, we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any withdrawal charges calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The annuity income options available under this feature when using Income Protector to receive your guaranteed income payments are:

     - Life Annuity with 10 Year Period Certain, or

     - Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin receiving annuity income payments, we will calculate your annual guaranteed income payments using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your guaranteed income payments under Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using Income Protector, your annuity income payments will be fixed in amount. You are not required to use Income Protector to receive income payments. However, we will not refund fees paid for Income Protector if you annuitize under the annuity provisions of your contract.

You may never need to rely upon the Income Protector, if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

The fee is 0.10% of the Income Benefit Base. We deduct the annual fee from your contract value. If you elect Income Protector at issue, we begin deducting the annual fee on your first contract anniversary. If you elect the feature at some later date, we begin deducting the annual fee on the contract anniversary following the date of election. Upon a Re-Set, the fee will be charged based upon your Re-Set Income Benefit Base.

It is important to note that once you elect Income Protector, you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the full annual fee from your contract value upon surrender.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an annuity income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of Income Protector. To utilize Income Protector, you must take annuity income payments under one of the two annuity income options described above. If those annuity income options exceed your life expectancy, you may be prohibited from receiving your guaranteed income payments under the feature. If you own a Qualified contract to which this restriction applies and you elect Income Protector, you may pay for this feature and not be able to realize the benefit.

You should consult your tax advisor for information concerning your particular circumstances.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          MARKETLOCK FEATURES EXTENSION
                                   PARAMETERS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The information below is important to you if you purchased a contract between MAY 4, 2009 AND JANUARY 18, 2010 and you elected the MARKETLOCK INCOME PLUS OR MARKETLOCK FOR LIFE PLUS living benefit or if you purchased a contract between MAY 4, 2009 AND MAY 31, 2010 and you elected the MARKETLOCK FOR LIFE living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and the initial Income Credit Period (not applicable to MarketLock For Life) end after the fifth contract year. On or about your fifth contract anniversary, you have an opportunity to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, for an additional five years (the "Extension") depending on which MarketLock feature you elected at the time of purchase:



------------------------------------
 MARKETLOCK        CONTRACT PURCHASE
FEATURE            DATES
------------------------------------
                   May 4,
 MarketLock        2009 - January
     Income Plus   18, 2010
------------------------------------
                   May 4,
 MarketLock For    2009 - January
     Life Plus     18, 2010
------------------------------------
 MarketLock For    May 4, 2009 - May
     Life          31, 2010
------------------------------------




If you purchased a contract prior to May 4, 2009 and you elected the MarketLock Income Plus living benefit, please see the APPENDIX B -- MARKETLOCK INCOME PLUS EXTENSION PARAMETERS FOR CONTRACTS PURCHASED PRIOR TO MAY 4, 2009.



In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.



If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values or income credits (not applicable to MarketLock For Life). Please note that if you do not elect the Extension on or about your fifth anniversary, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods, if applicable, in the future.



As a reminder, you also have the option to cancel your living benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.



As with all important financial decisions, we recommend that you discuss this with your financial representative.



For information on the MarketLock Feature you elected at purchase, please see MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS, OR MARKETLOCK FOR LIFE SECTION UNDER OPTIONAL LIVING BENEFITS.



How do I elect the Extension?



To elect the Extension, you must complete the Election Form we send you. If you elected the MarketLock Income Plus or MarketLock For Life Plus living benefit, both the Income Base Evaluation Period and the Income Credit Period may be extended for an additional 5 year period. If you elected the MarketLock For Life living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.



As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.



What is the fee and the investment requirements if I elect the MarketLock Income Plus Extension?



If you elect MARKETLOCK INCOME PLUS EXTENSION, the fee for the living benefit will be increased by 0.10% as follows:



-------------------------------------------------------
                        CURRENT         ANNUALIZED FEE
                     ANNUALIZED FEE    AFTER EXTENSION
                    (calculated as a   (calculated as a
    NUMBER OF      percentage of the  percentage of the
 COVERED PERSONS      Income Base)       Income Base)
-------------------------------------------------------
       One                1.10%              1.20%
-------------------------------------------------------
       Two                1.35%              1.45%
-------------------------------------------------------




The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MARKETLOCK INCOME PLUS living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:



---------------------------------------------------------------------------
---------------------------------------------------------------------------
 Option 1      At least 50% and up to 100% in one or more of the following:
                 SunAmerica Dynamic Allocation Portfolio
                 SunAmerica Dynamic Strategy Portfolio
                 Cash Management Portfolio

               Up to 50% in one or more of the following Variable
               Portfolios:
                 Managed Allocation Balanced
                 Managed Allocation Moderate
                 Managed Allocation Moderate Growth

---------------------------------------------------------------------------
 Option 2      25% SunAmerica Dynamic Allocation Portfolio and
               25% SunAmerica Dynamic Strategy Portfolio and

               50% in one of the following:
                 Strategic Allocation Balanced
                 Strategic Allocation Moderate
                 Strategic Allocation Moderate Growth
---------------------------------------------------------------------------




What is the fee and the investment requirements if I elect the MarketLock For Life Plus or MarketLock For Life Extension?



If you elect MARKETLOCK FOR LIFE PLUS EXTENSION, the fee for the living benefit will be increased by 0.25% for One Covered Person and 0.20% for Two Covered Persons as follows:



-------------------------------------------------------
                        CURRENT         ANNUALIZED FEE
                     ANNUALIZED FEE    AFTER EXTENSION
                    (calculated as a   (calculated as a
    NUMBER OF      percentage of the  percentage of the
 COVERED PERSONS      Income Base)       Income Base)
-------------------------------------------------------
       One                0.95%              1.20%
-------------------------------------------------------
       Two                1.25%              1.45%
-------------------------------------------------------




If you elect MARKETLOCK FOR LIFE EXTENSION, the fee for the living benefit will be increased by 0.25% as follows:



-------------------------------------------------------
                        CURRENT         ANNUALIZED FEE
                     ANNUALIZED FEE    AFTER EXTENSION
                    (calculated as a   (calculated as a
    NUMBER OF      percentage of the  percentage of the
 COVERED PERSONS      Income Base)       Income Base)
-------------------------------------------------------
       One                0.70%              0.95%
-------------------------------------------------------
       Two                0.95%              1.20%
-------------------------------------------------------




The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MARKETLOCK FOR LIFE PLUS OR MARKETLOCK FOR LIFE living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:



---------------------------------------------------------------------------
---------------------------------------------------------------------------
 Option 1      At least 50% and up to 100% in one or more of the following:
                 SunAmerica Dynamic Allocation Portfolio
                 SunAmerica Dynamic Strategy Portfolio
                 Cash Management Portfolio

               Up to 50% in one or more of the following Variable
               Portfolios:
                 Managed Allocation Balanced
                 Managed Allocation Moderate
                 Managed Allocation Moderate Growth

---------------------------------------------------------------------------
 Option 2      25% SunAmerica Dynamic Allocation Portfolio and
               25% SunAmerica Dynamic Strategy Portfolio and

               50% in one of the following:
                 Strategic Allocation Balanced
                 Strategic Allocation Moderate
                 Strategic Allocation Moderate Growth
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 Option 3      At least 50% and up to 100% in one or more of the following:
                 SunAmerica Dynamic Allocation Portfolio
                 SunAmerica Dynamic Strategy Portfolio
                 Cash Management Portfolio

               Up to 50% in accordance with the requirements outline in the table below:
---------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                           INVESTMENT               VARIABLE PORTFOLIOS AND/OR
 INVESTMENT GROUP          REQUIREMENT                    FIXED ACCOUNTS
------------------------------------------- -----------------------------------------
 A. Non Restricted    Minimum 0%             PREMIER PORTFOLIOS
                      Maximum 50%            Fidelity VIP Investment Grade Bond

                                             SEASONS STRATEGIES
                                             Balanced Growth Strategy
                                             Conservative Growth Strategy
                                             Growth Strategy
                                             Moderate Growth Strategy

                                             SELECT PORTFOLIOS
                                             Diversified Fixed Income Portfolio
                                             Real Return Portfolio

                                             MANAGED ALLOCATION PORTFOLIOS
                                             Allocation Balanced Portfolio
                                             Allocation Moderate Portfolio
                                             Allocation Moderate Growth Portfolio

                                             DCA FIXED ACCOUNTS (if available)
                                             6-Month DCA
                                             1-Year DCA
                                             2-Year DCA

                                             FIXED ACCOUNTS
                                             1-Year Fixed (if available)
------------------------------------------- -----------------------------------------
 B. Equity Maximum    Minimum 0%             PREMIER PORTFOLIOS
                      Maximum 7.5%           American Funds Global Growth SAST
                                             American Funds Growth SAST
                                             American Funds Growth-Income SAST
                                             Fidelity VIP Contrafund(C)
                                             Fidelity VIP Equity-Income
                                             Fidelity VIP Mid Cap
                                             Fidelity VIP Overseas
                                             T. Rowe Price Blue Chip Growth II
                                             T. Rowe Price Equity Income II

                                             SELECT PORTFOLIOS
                                             Large Cap Growth Portfolio
                                             Large Cap Value Portfolio
                                             Mid Cap Growth Portfolio
                                             Mid Cap Value Portfolio
                                             Small Cap Portfolio
                                             International Equity Portfolio

                                             FOCUSED PORTFOLIOS
                                             Focus Growth Portfolio
                                             Focus Value Portfolio
------------------------------------------- -----------------------------------------





--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.

If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider due proof of death to be satisfactory written proof of death received at our Annuity Service Center which may include but is not limited to:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

BENEFICIARY CONTINUATION PROGRAMS

EXTENDED LEGACY PROGRAM

The Extended Legacy Program, if available, can allow a Beneficiary to an existing contract issued by the Company to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. The Extended Legacy Guide includes important information regarding the program offered to Beneficiaries on or after September 20, 2010. The Extended Legacy Guide may be requested from the Annuity Service Center.

We will send the Beneficiary a prospectus which describes the investment options and administrative features available under the Extended Legacy Program along with the Extended Legacy Guide. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy Program if he/she has already elected another settlement option.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

There are certain restrictions applicable to the Extended Legacy Program. The Extended Legacy Program cannot be elected with rollover contracts from other companies. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted. In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary. The contract may not be assigned and ownership may not be changed or jointly owned.

We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ from those available to the original Owner; in addition, the Variable Portfolios may be of a different share class subject to higher 12b-1 fees. The Beneficiary may transfer funds among the Variable Portfolios. Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.

If the Beneficiary elects the Extended Legacy Program, we will charge a lower annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.

Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be charged the same Separate Account Charge as described above under SEPARATE ACCOUNT EXPENSES and will continue to be offered the same Variable Portfolios as the original Owner.

5-YEAR SETTLEMENT OPTION

The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).

PLEASE CONSULT A QUALIFIED ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING ONE OF THESE BENEFICIARY CONTINUATION OPTIONS.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.

STANDARD DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED AFTER MAY 1, 2009.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING
BENEFIT:
If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. Net Purchase Payments.
If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. The lesser of:
          a. Net Purchase Payments; or
          b. 125% of Contract value.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING
BENEFIT:
If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. Purchase Payment reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. The lesser of:
          a. Net Purchase Payments; or
          b. 125% of Contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. Net Purchase Payments.
If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. The lesser of:
          a. Net Purchase Payments; or
          b. 125% of Contract value.


THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 1, 2004.


The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:
     1. Contract value.
     2. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or
If you are age 75 or older at the time of death, the death benefit is the greater of:
     1. Contract value.

     2. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

IF YOU ELECT THE COMBINATION HV & ROLL-UP DEATH BENEFIT, YOU MAY NOT ELECT THE MAXIMUM ANNIVERSARY VALUE AND ESTATEPLUS DEATH BENEFITS AND/OR A LIVING BENEFIT OR ANY AVAILABLE FIXED ACCOUNT(S). For an additional fee, you may elect the optional Combination HV & Roll-Up death benefit which can provide greater protection for your Beneficiaries. You may only elect this death benefit at the time you purchase your contract and once elected, the Owner cannot change the election thereafter at any time. The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolios. You may pay for this optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Combination HV & Roll-Up death benefit can only be elected prior to your 76th birthday at contract issue.

Please note that this feature may not be available through the broker-dealer with which your financial representative is affiliated.

The death benefit is the greatest of:

     1. Contract value; or

     2. The Maximum anniversary value on any contract anniversary prior to the earlier of your 85th birthday or date of death, adjusted for any Net Purchase. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

     3. Net Purchase Payments received prior to your 80th birthday accumulated at 5% through the earliest of:

          (a) 15 years after the contract date; or

          (b) The day before your 80th birthday; or

          (c) The date of death,

         adjusted for Net Purchase Payments received after the timeframes outlined in (a)-(c). Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.

OPTIONAL PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:
     1. Contract value; or
     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or
     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.
The death benefit is the greater of:
     1. Contract value; or
     2. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

If you die after the Latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from the 5% Accumulation death benefit option.

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.15% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 83rd birthday.


THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Purchase Payments reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that contract anniversary; and reduced by:

          a. any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.
The death benefit is the greatest of:
     1. Contract value; or
     2. Net Purchase Payments; or
     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The Anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

THE FOLLOWING IS APPLICABLE TO THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of death.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

The death benefit is the greatest of:
     1. Contract value; or
     2. Net Purchase Payments; or
     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value death benefit option, the death benefit will be equal to your contract value. Therefore, your beneficiary will not receive any benefit from the Maximum Anniversary Value death benefit option.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus ("Earnings Advantage" for contracts issued prior to August 2, 2004), an optional earnings enhancement death benefit, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you were age 81 or older at the time we issued your contract. EstatePlus is not available if you elected the Combination HV & Roll-Up death benefit.

If you purchased your contract prior to August 2, 2004, you were not charged a fee for the Earnings Advantage benefit. It was included in the Seasons Estate Advantage which offered you a choice between the Maximum Anniversary Value or 5% Accumulation death benefit options for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.

In order to elect EstatePlus, you must have also elected the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefits described above.

You must elect EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

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         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
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 Years 0 - 4                      25% of Earnings         40% of Net Purchase Payments*
                                                          (25% for contracts issued
                                                          prior to 8/2/04)
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 Years 5 - 9                      40% of Earnings         65% of Net Purchase Payments*
                                                          (40% for contracts issued
                                                          prior to 8/2/04)
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 Years 10+                        50% of Earnings         75% of Net Purchase Payments*
                                                          (50% for contracts issued
                                                          prior to 8/2/04)
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The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

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         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
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 All Contract Years               25% of Earnings         40% of Net Purchase Payments*
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* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

If the Continuing Spouse terminates the optional Combination HV & Roll-Up death benefit on the Continuation Date, no optional Combination HV & Roll-Up death benefit will be payable to the Continuing Spouse's Beneficiary. The Continuing Spouse may not terminate the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefits.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

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                                    EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.40% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.

We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 9 complete years if you elected to participate in the Seasons Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE WITHOUT THE ELECTION OF THE SEASONS REWARDS PROGRAM:

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 YEARS SINCE
 PURCHASE
 PAYMENT
 RECEIPT             1            2            3            4            5            6            7            8+
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 WITHDRAWAL
 CHARGE              7%           6%           6%           5%           4%           3%           2%           0%
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WITHDRAWAL CHARGE WITH ELECTION OF THE SEASONS REWARDS PROGRAM:

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 YEARS SINCE
 PURCHASE PAYMENT
 RECEIPT                 1       2       3       4       5       6       7       8       9      10+
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 WITHDRAWAL CHARGE      9%      8%      7%      6%      6%      5%      4%      3%      2%      0%
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These higher potential withdrawal charges for the Seasons Rewards program may compensate us for the expenses associated with the program.

The Seasons Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Seasons Rewards than the contract without an election of this program.

If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. The Accumulation Unit value for Variable Portfolios that invest in Feeder Funds also will reflect the investment management fee and other expenses of the corresponding Master Fund in which the Feeder Funds invest. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES

Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products and T. Rowe Price Equity Series, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Managed Allocation Portfolios do not directly impose a 12b-1 fee, but do invest in certain Underlying Funds, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR THE STATE-SPECIFIC CONTRACT MAINTENANCE FEE.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.

OPTIONAL LIVING BENEFITS FEES

Please see FEE TABLE above for a description of the optional living benefit fees offered over time in this contract.

OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT FEE

The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolio(s).

OPTIONAL ENHANCED DEATH BENEFIT

The fee for the optional death benefit is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio(s). This enhanced death benefit fee applies to the Maximum Anniversary Value death benefit option or Purchase Payment Accumulation death benefit option issued to contracts on or after August 2, 2004.

If you purchased your contract prior to August 2, 2004, the enhanced death benefit option on your contracts was called Seasons Estate Advantage. Seasons Estate Advantage offered the choice between the Maximum Anniversary Value or 5% Accumulation death benefit options along with the Earnings Advantage death benefit for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s). There is no fee applicable for this benefit ("Earnings Advantage") for contracts issued prior to August 2, 2004.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 1.50% to 7.75% of the initial Purchase Payment.

Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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                           PAYMENTS IN CONNECTION WITH
                          DISTRIBUTION OF THE CONTRACT
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PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.75% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2013 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.


RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% of the average daily net assets in certain Underlying Funds, including the Feeder Funds that are attributable to the contract and to certain other variable insurance products that we and our affiliates issue. Rule 12b-1 fees and service fees paid out of Underlying Fund assets will reduce the amount of assets that otherwise would be available for investment, and reduce the Underlying

Fund's investment return. The dollar-amount of asset-based payments we receive from the Underlying Funds is not set and will fluctuate over time depending on the Underlying Funds' net asset value and the amount of assets invested.


ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.525% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

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                             ANNUITY INCOME OPTIONS
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THE INCOME PHASE

WHAT IS THE INCOME PHASE?

During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.

WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. Your Latest Annuity Date is defined as the later of the first business day of the month following your 95th birthday or 10 years after your contract issue date, whichever is later. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth.

HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.

WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a Living Benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a Living Benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of fixed annuity income payments, if elected, is based on the guaranteed minimum interest rate specified in your contract and will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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THE CONTRACTS PROVIDE TAX-DEFERRED ACCUMULATION OVER TIME, BUT MAY BE SUBJECT TO CERTAIN FEDERAL INCOME AND EXCISE TAXES, MENTIONED BELOW. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DETAILS. SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE ("IRC"). WE DO NOT ATTEMPT TO DESCRIBE ANY POTENTIAL ESTATE OR GIFT TAX, OR ANY APPLICABLE STATE, LOCAL OR FOREIGN TAX LAW OTHER THAN POSSIBLE PREMIUM TAXES MENTIONED UNDER "PREMIUM TAX CHARGE." DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLANS AND PROGRAMS ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES.

ANNUITY CONTRACTS IN GENERAL

The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.

If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.

Examples of qualified plans or arrangements are: traditional (pre-tax) IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans (including 401(k) plans), and governmental 457(b) deferred compensation plans. Typically, for employer plans and tax deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

AGGREGATION OF CONTRACTS

Federal tax rules generally require that all Non-Qualified contracts issued after October 21, 1988 by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for qualifying higher education expenses or first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;

     - payments to certain reservists called up for active duty after September 11, 2001; and

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The IRC limits the withdrawal of an employee's elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2;
(2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or

(5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.


Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. Upon notification of your death, we will terminate the automatic required minimum distribution unless your Beneficiary instructs us otherwise. We reserve the right to change or discontinue this service at any time.


IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS

The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.

Enhanced death benefits are used as investment protection and are not expected to rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.

Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR

AIG Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG Capital Services, Inc., an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.

THE COMPANY

American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.

The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The Merger also did not result in any adverse tax consequences for any contract Owners.

OWNERSHIP STRUCTURE OF THE COMPANY

AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL is regulated for the benefit of policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.

OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Annuity Account Five was a separate account of SunAmerica Annuity, originally established under Arizona law on July 8, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Annuity Account Five was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

CONTRACTS ISSUED ON OR PRIOR TO DECEMBER 29, 2006 WERE ISSUED WITH A GUARANTEE (THE "GUARANTEE") BY AMERICAN HOME ASSURANCE COMPANY (THE "GUARANTOR"). PLEASE SEE APPENDIX E FOR MORE INFORMATION.

FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY AND SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix E for more information.

INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account, Guarantor, if applicable, and AIG are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial Center, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries.


As of August 27, 2014, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.


REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, if your contract is covered by the Guarantee, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

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                 CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.


Separate Account and the Company
General Account
Master-Feeder Structure
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing
  Payments
Distribution of Contracts
Financial Statements

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                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
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PREMIER PORTFOLIOS


                                         FISCAL     FISCAL       FISCAL       FISCAL       FISCAL       FISCAL        FISCAL
                            INCEPTION     YEAR       YEAR         YEAR         YEAR         YEAR         YEAR          YEAR
                                TO       ENDED       ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                             4/30/07    4/30/08     4/30/09      4/30/10      4/30/11      4/30/12      4/30/13       4/30/14
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SUNAMERICA SERIES TRUST -- CLASS 3 SHARES

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American Funds Global Growth SAST (Inception Date: 05/01/08)
  Beginning AUV...........  (a)N/A      (a)N/A    (a)$11.748   (a)$7.626    (a)$10.433   (a)$12.329   (a)$11.541   (a)$13.310
                            (b)N/A      (b)N/A    (b)N/A       (b)$7.687    (b)$10.183   (b)$11.955   (b)$11.119   (b)$12.741
  Ending AUV..............  (a)N/A      (a)N/A    (a)$7.626    (a)$10.433   (a)$12.329   (a)$11.541   (a)$13.310   (a)$15.210
                            (b)N/A      (b)N/A    (b)N/A       (b)$10.183   (b)$11.955   (b)$11.119   (b)$12.741   (b)$13.061
  Ending Number of AUs....  (a)N/A      (a)N/A    (a)224,235   (a)357,505   (a)348,252   (a)332,381   (a)297,700   (a)226,391
                            (b)N/A      (b)N/A    (b)N/A       (b)156       (b)0         (b)0         (b)0         (b)0

-------------------------------------------------------------------------------------------------------------------------------
American Funds Growth SAST (Inception Date: 05/01/08)
  Beginning AUV...........  (a)N/A      (a)N/A    (a)$11.139   (a)$6.837    (a)$9.405    (a)$11.199   (a)$11.070   (a)$12.255
                            (b)N/A      (b)N/A    (b)N/A       (b)$6.776    (b)$9.177    (b)$10.854   (b)$10.660   (b)$11.726
  Ending AUV..............  (a)N/A      (a)N/A    (a)$6.837    (a)$9.405    (a)$11.199   (a)$11.070   (a)$12.255   (a)$14.200
                            (b)N/A      (b)N/A    (b)N/A       (b)$9.177    (b)$10.854   (b)$10.660   (b)$11.726   (b)$13.498
  Ending Number of AUs....  (a)N/A      (a)N/A    (a)125,432   (a)188,378   (a)193,395   (a)178,096   (a)161,950   (a)123,350
                            (b)N/A      (b)N/A    (b)N/A       (b)2,175     (b)1,093     (b)1,175     (b)1,130     (b)1,066

-------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income SAST (Inception Date: 05/01/08)
  Beginning AUV...........  (a)N/A      (a)N/A    (a)$10.694   (a)$6.862    (a)$9.120    (a)$10.194   (a)$10.192   (a)$11.820
                            (b)N/A      (b)N/A    (b)N/A       (b)$6.804    (b)$8.898    (b)$9.885    (b)$9.819    (b)$11.315
  Ending AUV..............  (a)N/A      (a)N/A    (a)$6.862    (a)$9.120    (a)$10.194   (a)$10.192   (a)$11.820   (a)$14.114
                            (b)N/A      (b)N/A    (b)N/A       (b)$8.898    (b)$9.885    (b)$9.819    (b)$11.315   (b)$13.423
  Ending Number of AUs....  (a)N/A      (a)N/A    (a)163,350   (a)262,321   (a)263,666   (a)250,888   (a)224,427   (a)171,488
                            (b)N/A      (b)N/A    (b)N/A       (b)658       (b)1,207     (b)1,275     (b)1,168     (b)1,085

-------------------------------------------------------------------------------------------------------------------------------
SunAmerica Dynamic Allocation (Inception Date: 05/01/13)
  Beginning AUV...........  (a)N/A      (a)N/A    (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)$--
                            (b)N/A      (b)N/A    (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)$--
  Ending AUV..............  (a)N/A      (a)N/A    (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)$12.055
                            (b)N/A      (b)N/A    (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)$12.096
  Ending Number of AUs....  (a)N/A      (a)N/A    (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)1,078,867
                            (b)N/A      (b)N/A    (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)1,388,797

-------------------------------------------------------------------------------------------------------------------------------
SunAmerica Dynamic Strategy (Inception Date: 05/01/13)
  Beginning AUV...........  (a)N/A      (a)N/A    (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)$--
                            (b)N/A      (b)N/A    (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)$--
  Ending AUV..............  (a)N/A      (a)N/A    (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)$11.999
                            (b)N/A      (b)N/A    (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)$12.031
  Ending Number of AUs....  (a)N/A      (a)N/A    (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)N/A       (a)1,079,347
                            (b)N/A      (b)N/A    (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)N/A       (b)1,270,642

-------------------------------------------------------------------------------------------------------------------------------


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES

-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) (Inception Date: 05/01/08)
  Beginning AUV...........  (a)N/A      (a)N/A    (a)$10.000   (a)$6.096    (a)$8.552    (a)$10.036   (a)$9.920    (a)$11.055
                            (b)N/A      (b)N/A    (b)N/A       (b)$6.096    (b)$8.449    (b)$9.852    (b)$9.671    (b)$10.704
  Ending AUV..............  (a)N/A      (a)N/A    (a)$6.096    (a)$8.552    (a)$10.036   (a)$9.920    (a)$11.055   (a)$13.175
                            (b)N/A      (b)N/A    (b)N/A       (b)$8.449    (b)$9.852    (b)$9.671    (b)$10.704   (b)$12.675
  Ending Number of AUs....  (a)N/A      (a)N/A    (a)187,701   (a)287,137   (a)293,129   (a)293,121   (a)247,376   (a)209,933
                            (b)N/A      (b)N/A    (b)N/A       (b)2,411     (b)1,212     (b)1,281     (b)1,220     (b)1,141

-------------------------------------------------------------------------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                      FISCAL     FISCAL        FISCAL         FISCAL         FISCAL         FISCAL        FISCAL
                         INCEPTION     YEAR       YEAR          YEAR           YEAR           YEAR           YEAR          YEAR
                             TO       ENDED       ENDED         ENDED          ENDED          ENDED          ENDED         ENDED
                          4/30/07    4/30/08     4/30/09       4/30/10        4/30/11        4/30/12        4/30/13       4/30/14
----------------------------------------------------------------------------------------------------------------------------------


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES -- (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income (Inception Date: 05/01/08)
  Beginning AUV........  (a)N/A      (a)N/A    (a)$10.000   (a)$5.678      (a)$8.078      (a)$9.214      (a)$9.149      (a)$10.909
                         (b)N/A      (b)N/A    (b)N/A       (b)$5.771      (b)$7.983      (b)$9.100      (b)$9.060      (b)$10.506
  Ending AUV...........  (a)N/A      (a)N/A    (a)$5.678    (a)$8.078      (a)$9.214      (a)$9.149      (a)$10.909     (a)$12.549
                         (b)N/A      (b)N/A    (b)N/A       (b)$7.983      (b)$9.100      (b)$9.060      (b)$10.506     (b)$10.663
  Ending Number of
     AUs...............  (a)N/A      (a)N/A    (a)315,028   (a)424,112     (a)385,348     (a)352,515     (a)313,894     (a)221,905
                         (b)N/A      (b)N/A    (b)N/A       (b)273         (b)0           (b)0           (b)0           (b)0

----------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond (Inception Date: 05/01/08)
  Beginning AUV........  (a)N/A      (a)N/A    (a)$10.000   (a)$9.775      (a)$11.128     (a)$11.651     (a)$12.275     (a)$12.660
                         (b)N/A      (b)N/A    (b)N/A       (b)$9.788      (b)$10.885     (b)$11.303     (b)$11.794     (b)$12.029
  Ending AUV...........  (a)N/A      (a)N/A    (a)$9.775    (a)$11.128     (a)$11.651     (a)$12.275     (a)$12.660     (a)$12.448
                         (b)N/A      (b)N/A    (b)N/A       (b)$10.885     (b)$11.303     (b)$11.794     (b)$12.029     (b)$11.987
  Ending Number of
     AUs...............  (a)N/A      (a)N/A    (a)716,371   (a)1,046,257   (a)1,099,364   (a)1,060,727   (a)1,062,606   (a)792,012
                         (b)N/A      (b)N/A    (b)N/A       (b)651         (b)0           (b)0           (b)0           (b)0

----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap (Inception Date: 05/01/08)
  Beginning AUV........  (a)N/A      (a)N/A    (a)$10.000   (a)$6.656      (a)$9.552      (a)$11.665     (a)$10.744     (a)$11.949
                         (b)N/A      (b)N/A    (b)N/A       (b)$6.592      (b)$9.423      (b)$11.269     (b)$9.986      (b)$10.431
  Ending AUV...........  (a)N/A      (a)N/A    (a)$6.656    (a)$9.552      (a)$11.665     (a)$10.744     (a)$11.949     (a)$14.378
                         (b)N/A      (b)N/A    (b)N/A       (b)$9.423      (b)$11.269     (b)$9.986      (b)$10.431     (b)$10.716
  Ending Number of
     AUs...............  (a)N/A      (a)N/A    (a)437,573   (a)645,426     (a)597,318     (a)557,843     (a)499,257     (a)353,536
                         (b)N/A      (b)N/A    (b)N/A       (b)445         (b)0           (b)0           (b)0           (b)0

----------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas (Inception Date: 05/01/08)
  Beginning AUV........  (a)N/A      (a)N/A    (a)$10.000   (a)$5.424      (a)$7.183      (a)$8.862      (a)$7.481      (a)$8.480
                         (b)N/A      (b)N/A    (b)N/A       (b)$5.599      (b)$7.102      (b)$8.759      (b)$7.404      (b)$8.408
  Ending AUV...........  (a)N/A      (a)N/A    (a)$5.424    (a)$7.183      (a)$8.862      (a)$7.481      (a)$8.480      (a)$9.622
                         (b)N/A      (b)N/A    (b)N/A       (b)$7.102      (b)$8.759      (b)$7.404      (b)$8.408      (b)$8.613
  Ending Number of
     AUs...............  (a)N/A      (a)N/A    (a)331,182   (a)469,350     (a)442,305     (a)433,913     (a)398,108     (a)270,391
                         (b)N/A      (b)N/A    (b)N/A       (b)248         (b)0           (b)0           (b)0           (b)0

----------------------------------------------------------------------------------------------------------------------------------


T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES

----------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth II (Inception Date: 05/01/08)
  Beginning AUV........  (a)N/A      (a)N/A    (a)$10.000   (a)$6.560      (a)$8.923      (a)$10.398     (a)$11.426     (a)$12.253
                         (b)N/A      (b)N/A    (b)N/A       (b)$6.404      (b)$8.739      (b)$10.099     (b)$11.059     (b)$11.888
  Ending AUV...........  (a)N/A      (a)N/A    (a)$6.560    (a)$8.923      (a)$10.398     (a)$11.426     (a)$12.253     (a)$15.041
                         (b)N/A      (b)N/A    (b)N/A       (b)$8.739      (b)$10.099     (b)$11.059     (b)$11.888     (b)$12.237
  Ending Number of
     AUs...............  (a)N/A      (a)N/A    (a)75,477    (a)117,888     (a)126,566     (a)186,388     (a)161,095     (a)133,639
                         (b)N/A      (b)N/A    (b)N/A       (b)110         (b)0           (b)0           (b)0           (b)0

----------------------------------------------------------------------------------------------------------------------------------

T. Rowe Price Equity Income II (Inception Date: 05/01/08)
  Beginning AUV........  (a)N/A      (a)N/A    (a)$10.000   (a)$6.209      (a)$8.799      (a)$9.789      (a)$9.732      (a)$11.497
                         (b)N/A      (b)N/A    (b)N/A       (b)$6.232      (b)$8.655      (b)$9.565      (b)$9.450      (b)$11.092
  Ending AUV...........  (a)N/A      (a)N/A    (a)$6.209    (a)$8.799      (a)$9.789      (a)$9.732      (a)$11.497     (a)$13.288
                         (b)N/A      (b)N/A    (b)N/A       (b)$8.655      (b)$9.565      (b)$9.450      (b)$11.092     (b)$12.736
  Ending Number of
     AUs...............  (a)N/A      (a)N/A    (a)302,702   (a)388,582     (a)399,336     (a)376,337     (a)367,320     (a)285,587
                         (b)N/A      (b)N/A    (b)N/A       (b)869         (b)1,240       (b)1,312       (b)1,183       (b)1,150

----------------------------------------------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SELECT PORTFOLIOS


                            FISCAL        FISCAL        FISCAL        FISCAL
                             YEAR          YEAR          YEAR          YEAR
                             ENDED         ENDED         ENDED         ENDED
                            4/30/05       4/30/06       4/30/07       4/30/08
-------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

-------------------------------------------------------------------------------
Large Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$8.103     (a)$8.382     (a)$9.564     (a)$10.339
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV...........  (a)$8.382     (a)$9.564     (a)$10.339    (a)$10.971
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...............  (a)1,575,108  (a)1,966,198  (a)2,162,009  (a)2,197,613
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A

-------------------------------------------------------------------------------

Large Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$11.646    (a)$12.503    (a)$14.414    (a)$16.630
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV...........  (a)$12.503    (a)$14.414    (a)$16.630    (a)$15.389
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...............  (a)1,140,099  (a)1,498,973  (a)1,670,981  (a)1,530,605
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A

-------------------------------------------------------------------------------

Mid Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$13.747    (a)$13.971    (a)$18.166    (a)$19.634
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV...........  (a)$13.971    (a)$18.166    (a)$19.634    (a)$19.547
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...............  (a)896,456    (a)1,093,996  (a)1,199,516  (a)1,062,082
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A

-------------------------------------------------------------------------------
Mid Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$17.248    (a)$19.747    (a)$23.619    (a)$27.511
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV...........  (a)$19.747    (a)$23.619    (a)$27.511    (a)$23.983
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...............  (a)761,202    (a)962,194    (a)1,091,238  (a)1,017,911
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A

-------------------------------------------------------------------------------

Small Cap (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$10.385    (a)$10.345    (a)$12.854    (a)$13.785
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV...........  (a)$10.345    (a)$12.854    (a)$13.785    (a)$11.484
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...............  (a)1,250,380  (a)1,529,807  (a)1,564,875  (a)1,543,423
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A

-------------------------------------------------------------------------------

                            FISCAL        FISCAL        FISCAL        FISCAL        FISCAL       FISCAL
                             YEAR          YEAR          YEAR          YEAR          YEAR         YEAR
                             ENDED         ENDED         ENDED         ENDED         ENDED        ENDED
                            4/30/09       4/30/10       4/30/11       4/30/12       4/30/13      4/30/14
---------------------------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

---------------------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$10.971    (a)$7.054     (a)$9.363     (a)$10.559    (a)$11.015    (a)$12.202
                         (b)N/A        (b)$6.750     (b)$8.857     (b)$9.828     (b)$10.197    (b)$11.315
  Ending AUV...........  (a)$7.054     (a)$9.363     (a)$10.559    (a)$11.015    (a)$12.202    (a)$14.378
                         (b)N/A        (b)$8.857     (b)$9.828     (b)$10.197    (b)$11.315    (b)$11.627
  Ending Number of
     AUs...............  (a)1,629,965  (a)1,539,531  (a)1,619,009  (a)1,264,183  (a)1,009,333  (a)778,972
                         (b)N/A        (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------------------------------------------------------------------------------------

Large Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$15.389    (a)$9.821     (a)$13.819    (a)$15.589    (a)$15.338    (a)$17.931
                         (b)N/A        (b)$9.626     (b)$13.183    (b)$14.797    (b)$14.511    (b)$16.945
  Ending AUV...........  (a)$9.821     (a)$13.819    (a)$15.589    (a)$15.338    (a)$17.931    (a)$20.811
                         (b)N/A        (b)$13.183    (b)$14.797    (b)$14.511    (b)$16.945    (b)$17.297
  Ending Number of
     AUs...............  (a)1,241,544  (a)1,144,420  (a)913,974    (a)751,425    (a)588,733    (a)485,236
                         (b)N/A        (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------------------------------------------------------------------------------------

Mid Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$19.547    (a)$12.407    (a)$17.871    (a)$22.474    (a)$21.533    (a)$23.909
                         (b)N/A        (b)$11.665    (b)$17.033    (b)$21.295    (b)$20.343    (b)$22.583
  Ending AUV...........  (a)$12.407    (a)$17.871    (a)$22.474    (a)$21.533    (a)$23.909    (a)$28.006
                         (b)N/A        (b)$17.033    (b)$21.295    (b)$20.343    (b)$22.583    (b)$23.147
  Ending Number of
     AUs...............  (a)870,588    (a)810,304    (a)657,149    (a)539,351    (a)416,862    (a)314,066
                         (b)N/A        (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$23.983    (a)$15.124    (a)$22.158    (a)$26.337    (a)$25.025    (a)$29.498
                         (b)N/A        (b)$14.200    (b)$21.012    (b)$24.798    (b)$23.448    (b)$27.546
  Ending AUV...........  (a)$15.124    (a)$22.158    (a)$26.337    (a)$25.025    (a)$29.498    (a)$34.820
                         (b)N/A        (b)$21.012    (b)$24.798    (b)$23.448    (b)$27.546    (b)$28.143
  Ending Number of
     AUs...............  (a)849,541    (a)783,240    (a)628,717    (a)524,685    (a)418,720    (a)337,337
                         (b)N/A        (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------------------------------------------------------------------------------------

Small Cap (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$11.484    (a)$7.949     (a)$11.672    (a)$14.005    (a)$13.176    (a)$14.391
                         (b)N/A        (b)$7.521     (b)$11.174    (b)$13.324    (b)$12.456    (b)$13.516
  Ending AUV...........  (a)$7.949     (a)$11.672    (a)$14.005    (a)$13.176    (a)$14.391    (a)$17.214
                         (b)N/A        (b)$11.174    (b)$13.324    (b)$12.456    (b)$13.516    (b)$16.063
  Ending Number of
     AUs...............  (a)1,294,024  (a)1,276,790  (a)993,022    (a)761,481    (a)618,311    (a)491,169
                         (b)N/A        (b)442        (b)895        (b)995        (b)954        (b)874

---------------------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                            FISCAL        FISCAL        FISCAL        FISCAL
                             YEAR          YEAR          YEAR          YEAR
                             ENDED         ENDED         ENDED         ENDED
                            4/30/05       4/30/06       4/30/07       4/30/08
-------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES -- (CONTINUED)

-------------------------------------------------------------------------------
International Equity (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$7.816     (a)$8.588     (a)$11.380    (a)$13.013
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV...........  (a)$8.588     (a)$11.380    (a)$13.013    (a)$12.578
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...............  (a)1,492,650  (a)2,023,915  (a)2,451,861  (a)2,626,433
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A

-------------------------------------------------------------------------------

Diversified Fixed Income (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$11.684    (a)$12.029    (a)$11.793    (a)$12.386
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV...........  (a)$12.029    (a)$11.793    (a)$12.386    (a)$12.923
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...............  (a)1,186,874  (a)1,289,659  (a)1,284,059  (a)1,862,379
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A

-------------------------------------------------------------------------------

Real Return (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV........  (a)$10.000    (a)$9.674     (a)$10.224    (a)$10.985
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV...........  (a)$9.674     (a)$10.224    (a)$10.985    (a)$10.923
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...............  (a)47,005     (a)296,592    (a)491,027    (a)537,007
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A

-------------------------------------------------------------------------------

Cash Management (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$10.614    (a)$10.561    (a)$10.736    (a)$11.072
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV...........  (a)$10.561    (a)$10.736    (a)$11.072    (a)$11.247
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...............  (a)567,574    (a)627,171    (a)1,604,826  (a)1,970,405
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A

-------------------------------------------------------------------------------

                            FISCAL        FISCAL        FISCAL        FISCAL        FISCAL       FISCAL
                             YEAR          YEAR          YEAR          YEAR          YEAR         YEAR
                             ENDED         ENDED         ENDED         ENDED         ENDED        ENDED
                            4/30/09       4/30/10       4/30/11       4/30/12       4/30/13      4/30/14
---------------------------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES -- (CONTINUED)

---------------------------------------------------------------------------------------------------------
International Equity (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$12.578    (a)$6.992     (a)$9.252     (a)$10.823    (a)$9.313     (a)$10.505
                         (b)N/A        (b)$6.985     (b)$8.838     (b)$10.274    (b)$8.783     (b)$9.844
  Ending AUV...........  (a)$6.992     (a)$9.252     (a)$10.823    (a)$9.313     (a)$10.505    (a)$11.455
                         (b)N/A        (b)$8.838     (b)$10.274    (b)$8.783     (b)$9.844     (b)$10.042
  Ending Number of
     AUs...............  (a)2,097,427  (a)2,045,471  (a)1,694,620  (a)1,318,843  (a)1,082,925  (a)898,855
                         (b)N/A        (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------------------------------------------------------------------------------------

Diversified Fixed Income (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$12.923    (a)$12.743    (a)$13.791    (a)$14.429    (a)$15.216    (a)$15.642
                         (b)N/A        (b)$12.245    (b)$12.924    (b)$13.356    (b)$13.936    (b)$14.160
  Ending AUV...........  (a)$12.743    (a)$13.791    (a)$14.429    (a)$15.216    (a)$15.642    (a)$15.185
                         (b)N/A        (b)$12.924    (b)$13.356    (b)$13.936    (b)$14.160    (b)$14.114
  Ending Number of
     AUs...............  (a)1,703,409  (a)1,499,237  (a)1,334,391  (a)1,041,446  (a)855,198    (a)677,758
                         (b)N/A        (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------------------------------------------------------------------------------------

Real Return (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV........  (a)$10.923    (a)$9.733     (a)$11.413    (a)$11.777    (a)$12.171    (a)$12.303
                         (b)N/A        (b)$9.559     (b)$10.943    (b)$11.221    (b)$11.519    (b)$11.571
  Ending AUV...........  (a)$9.733     (a)$11.413    (a)$11.777    (a)$12.171    (a)$12.303    (a)$11.631
                         (b)N/A        (b)$10.943    (b)$11.221    (b)$11.519    (b)$11.571    (b)$10.868
  Ending Number of
     AUs...............  (a)607,700    (a)691,039    (a)622,236    (a)578,737    (a)463,717    (a)358,499
                         (b)N/A        (b)1,511      (b)698        (b)727        (b)744        (b)898

---------------------------------------------------------------------------------------------------------

Cash Management (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$11.247    (a)$11.122    (a)$10.928    (a)$10.719    (a)$10.506    (a)$10.300
                         (b)N/A        (b)$10.626    (b)$10.279    (b)$9.898     (b)$9.548     (b)$9.325
  Ending AUV...........  (a)$11.122    (a)$10.928    (a)$10.719    (a)$10.506    (a)$10.300    (a)$10.102
                         (b)N/A        (b)$10.279    (b)$9.898     (b)$9.548     (b)$9.325     (b)$9.321
  Ending Number of
     AUs...............  (a)2,799,589  (a)1,655,703  (a)1,526,174  (a)1,229,948  (a)992,989    (a)665,673
                         (b)N/A        (b)0          (b)0          (b)0          (b)0          (b)0

---------------------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOCUSED PORTFOLIOS


                            FISCAL        FISCAL        FISCAL        FISCAL
                             YEAR          YEAR          YEAR          YEAR
                             ENDED         ENDED         ENDED         ENDED
                            4/30/05       4/30/06       4/30/07       4/30/08
-------------------------------------------------------------------------------



SEASONS SERIES TRUST -- CLASS 3 SHARES

-------------------------------------------------------------------------------
Focus Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$7.133     (a)$6.791     (a)$8.099     (a)$8.339
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV...........  (a)$6.791     (a)$8.099     (a)$8.339     (a)$8.776
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...............  (a)1,813,875  (a)2,186,196  (a)2,051,199  (a)2,074,125
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A

-------------------------------------------------------------------------------

Focus Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$12.277    (a)$13.559    (a)$16.141    (a)$19.517
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV...........  (a)$13.559    (a)$16.141    (a)$19.517    (a)$17.941
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...............  (a)775,409    (a)969,738    (a)1,176,543  (a)1,088,999
                         (b)N/A        (b)N/A        (b)N/A        (b)N/A

-------------------------------------------------------------------------------

                            FISCAL        FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                             YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                             ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                            4/30/09       4/30/10       4/30/11       4/30/12       4/30/13       4/30/14
-----------------------------------------------------------------------------------------------------------



SEASONS SERIES TRUST -- CLASS 3 SHARES

-----------------------------------------------------------------------------------------------------------
Focus Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$8.776     (a)$5.558     (a)$7.738     (a)$10.051    (a)$9.732     (a)$9.885
                         (b)N/A        (b)$5.271     (b)$7.329     (b)$9.447     (b)$9.088     (b)$9.175
  Ending AUV...........  (a)$5.558     (a)$7.738     (a)$10.051    (a)$9.732     (a)$9.885     (a)$11.480
                         (b)N/A        (b)$7.329     (b)$9.447     (b)$9.088     (b)$9.175     (b)$10.586
  Ending Number of
     AUs...............  (a)1,662,300  (a)1,261,285  (a)2,644,347  (a)2,075,892  (a)1,567,393  (a)1,163,471
                         (b)N/A        (b)0          (b)1,273      (b)1,422      (b)1,456      (b)1,346

-----------------------------------------------------------------------------------------------------------

Focus Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV........  (a)$17.941    (a)$12.223    (a)$16.212    (a)$18.333    (a)$16.461    (a)$18.597
                         (b)N/A        (b)$11.859    (b)$15.396    (b)$17.305    (b)$15.466    (b)$17.422
  Ending AUV...........  (a)$12.223    (a)$16.212    (a)$18.333    (a)$16.461    (a)$18.597    (a)$21.908
                         (b)N/A        (b)$15.396    (b)$17.305    (b)$15.466    (b)$17.422    (b)$17.868
  Ending Number of
     AUs...............  (a)844,747    (a)719,926    (a)608,545    (a)521,119    (a)390,685    (a)300,493
                         (b)N/A        (b)922        (b)0          (b)0          (b)0          (b)0

-----------------------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MANAGED ALLOCATION PORTFOLIOS


                          FISCAL       FISCAL        FISCAL        FISCAL
                           YEAR         YEAR          YEAR          YEAR
                           ENDED        ENDED         ENDED         ENDED
                          4/30/05      4/30/06       4/30/07       4/30/08
----------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

----------------------------------------------------------------------------
Allocation Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV.......  (a)$10.000  (a)$9.576     (a)$11.500    (a)$12.826
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending AUV..........  (a)$9.576   (a)$11.500    (a)$12.826    (a)$12.157
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs..............  (a)245,215  (a)1,633,946  (a)4,411,940  (a)5,243,308
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A

----------------------------------------------------------------------------

Allocation Moderate Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV.......  (a)$10.000  (a)$9.638     (a)$11.223    (a)$12.418
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending AUV..........  (a)$9.638   (a)$11.223    (a)$12.418    (a)$11.929
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs..............  (a)299,510  (a)2,564,162  (a)6,131,817  (a)9,703,959
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A

----------------------------------------------------------------------------

Allocation Moderate (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV.......  (a)$10.000  (a)$9.691     (a)$10.967    (a)$12.041
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending AUV..........  (a)$9.691   (a)$10.967    (a)$12.041    (a)$11.713
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs..............  (a)280,165  (a)2,016,797  (a)3,615,558  (a)4,990,197
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A

----------------------------------------------------------------------------

Allocation Balanced (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV.......  (a)$10.000  (a)$9.749     (a)$10.693    (a)$11.622
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending AUV..........  (a)$9.749   (a)$10.693    (a)$11.622    (a)$11.450
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs..............  (a)420,059  (a)892,905    (a)1,823,557  (a)3,131,396
                        (b)N/A      (b)N/A        (b)N/A        (b)N/A

----------------------------------------------------------------------------

                            FISCAL         FISCAL         FISCAL         FISCAL         FISCAL        FISCAL
                             YEAR           YEAR           YEAR           YEAR           YEAR          YEAR
                            ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                           4/30/09        4/30/10        4/30/11        4/30/12        4/30/13        4/30/14
---------------------------------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

---------------------------------------------------------------------------------------------------------------
Allocation Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV.......  (a)$12.157     (a)$7.696      (a)$10.554     (a)$12.168     (a)$11.404     (a)$12.757
                        (b)N/A         (b)$7.586      (b)$10.226     (b)$11.712     (b)$10.906     (b)$12.121
  Ending AUV..........  (a)$7.696      (a)$10.554     (a)$12.168     (a)$11.404     (a)$12.757     (a)$14.352
                        (b)N/A         (b)$10.226     (b)$11.712     (b)$10.906     (b)$12.121     (b)$12.361
  Ending Number of
     AUs..............  (a)4,980,867   (a)4,339,324   (a)3,525,214   (a)3,049,374   (a)2,539,157   (a)2,108,604
                        (b)N/A         (b)0           (b)0           (b)0           (b)0           (b)0

---------------------------------------------------------------------------------------------------------------

Allocation Moderate Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV.......  (a)$11.929     (a)$8.094      (a)$10.633     (a)$11.995     (a)$11.572     (a)$12.720
                        (b)N/A         (b)$7.962      (b)$10.275     (b)$11.516     (b)$11.038     (b)$12.055
  Ending AUV..........  (a)$8.094      (a)$10.633     (a)$11.995     (a)$11.572     (a)$12.720     (a)$13.854
                        (b)N/A         (b)$10.275     (b)$11.516     (b)$11.038     (b)$12.055     (b)$13.045
  Ending Number of
     AUs..............  (a)13,687,068  (a)13,903,229  (a)12,930,465  (a)11,486,647  (a)10,554,582  (a)8,154,995
                        (b)N/A         (b)24,292      (b)27,715      (b)27,715      (b)27,715      (b)27,715

---------------------------------------------------------------------------------------------------------------

Allocation Moderate (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV.......  (a)$11.713     (a)$8.498      (a)$10.943     (a)$12.209     (a)$11.955     (a)$13.017
                        (b)N/A         (b)$8.333      (b)$10.537     (b)$11.680     (b)$11.363     (b)$12.292
  Ending AUV..........  (a)$8.498      (a)$10.943     (a)$12.209     (a)$11.955     (a)$13.017     (a)$13.968
                        (b)N/A         (b)$10.537     (b)$11.680     (b)$11.363     (b)$12.292     (b)$13.106
  Ending Number of
     AUs..............  (a)6,302,944   (a)6,134,679   (a)5,513,530   (a)4,914,155   (a)4,446,729   (a)3,600,305
                        (b)N/A         (b)4,969       (b)943         (b)1,461       (b)1,980       (b)1,509

---------------------------------------------------------------------------------------------------------------

Allocation Balanced (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV.......  (a)$11.450     (a)$8.893      (a)$11.045     (a)$12.133     (a)$12.177     (a)$13.151
                        (b)N/A         (b)$8.696      (b)$10.594     (b)$11.562     (b)$11.529     (b)$12.370
  Ending AUV..........  (a)$8.893      (a)$11.045     (a)$12.133     (a)$12.177     (a)$13.151     (a)$13.889
                        (b)N/A         (b)$10.594     (b)$11.562     (b)$11.529     (b)$12.370     (b)$12.492
  Ending Number of
     AUs..............  (a)4,761,842   (a)5,055,572   (a)4,921,184   (a)4,886,391   (a)4,547,353   (a)3,684,997
                        (b)N/A         (b)0           (b)0           (b)0           (b)0           (b)0

---------------------------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SEASONS STRATEGIES


                              FISCAL        FISCAL        FISCAL        FISCAL
                               YEAR          YEAR          YEAR          YEAR
                              ENDED          ENDED         ENDED         ENDED
                             4/30/05        4/30/06       4/30/07       4/30/08
---------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

---------------------------------------------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV.........  (a)$14.879     (a)$15.596    (a)$17.928    (a)$19.809
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending AUV............  (a)$15.596     (a)$17.928    (a)$19.809    (a)$19.778
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending Number of AUs..  (a)1,227,721   (a)1,644,116  (a)1,981,456  (a)2,240,470
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV.........  (a)$14.726     (a)$15.360    (a)$17.343    (a)$19.067
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending AUV............  (a)$15.360     (a)$17.343    (a)$19.067    (a)$18.974
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending Number of AUs..  (a)2,808,761   (a)3,525,519  (a)3,862,365  (a)3,684,407
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV.........  (a)$14.386     (a)$15.028    (a)$16.452    (a)$17.978
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending AUV............  (a)$15.028     (a)$16.452    (a)$17.978    (a)$18.179
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending Number of AUs..  (a)2,273,244   (a)2,601,896  (a)2,696,050  (a)2,449,865
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------

Conservative Growth (Inception Date: (a)11/17/03 (b) 5/13/09)
  Beginning AUV.........  (a)$14.206     (a)$14.784    (a)$15.837    (a)$17.186
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending AUV............  (a)$14.784     (a)$15.837    (a)$17.186    (a)$17.314
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending Number of AUs..  (a) 1,354,541  (a)1,470,241  (a)1,526,721  (a)1,775,391
                          (b)N/A         (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------

                             FISCAL        FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                              YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                              ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                             4/30/09       4/30/10       4/30/11       4/30/12       4/30/13       4/30/14
------------------------------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

------------------------------------------------------------------------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV.........  (a)$19.778    (a)$14.063    (a)$18.745    (a)$21.313    (a)$21.631    (a)$23.406
                          (b)N/A        (b)$13.522    (b)$17.786    (b)$20.153    (b)$20.253    (b)$21.551
  Ending AUV............  (a)$14.063    (a)$18.745    (a)$21.313    (a)$21.631    (a)$23.406    (a)$26.821
                          (b)N/A        (b)$17.786    (b)$20.153    (b)$20.253    (b)$21.551    (b)$22.013
  Ending Number of AUs..  (a)1,952,642  (a)1,752,984  (a)1,600,941  (a)1,242,524  (a)1,062,900  (a)980,013
                          (b)N/A        (b)0          (b)0          (b)0          (b)0          (b)0

------------------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV.........  (a)$18.974    (a)$14.056    (a)$18.471    (a)$20.726    (a)$21.077    (a)$22.740
                          (b)N/A        (b)$13.561    (b)$17.571    (b)$19.644    (b)$19.798    (b)$21.028
  Ending AUV............  (a)$14.056    (a)$18.471    (a)$20.726    (a)$21.077    (a)$22.740    (a)$25.592
                          (b)N/A        (b)$17.571    (b)$19.644    (b)$19.798    (b)$21.028    (b)$21.417
  Ending Number of AUs..  (a)3,143,400  (a)2,797,221  (a)2,487,770  (a)2,013,365  (a)1,704,450  (a)1,322,445
                          (b)N/A        (b)0          (b)0          (b)0          (b)0          (b)0

------------------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV.........  (a)$18.179    (a)$14.087    (a)$18.050    (a)$19.923    (a)$20.517    (a)$22.174
                          (b)N/A        (b)$13.619    (b)$17.168    (b)$18.875    (b)$19.306    (b)$20.625
  Ending AUV............  (a)$14.087    (a)$18.050    (a)$19.923    (a)$20.517    (a)$22.174    (a)$24.277
                          (b)N/A        (b)$17.168    (b)$18.875    (b)$19.306    (b)$20.625    (b)$20.912
  Ending Number of AUs..  (a)1,959,322  (a)1,819,225  (a)1,575,141  (a)1,311,138  (a)1,063,965  (a)885,957
                          (b)N/A        (b)0          (b)0          (b)0          (b)0          (b)0

------------------------------------------------------------------------------------------------------------

Conservative Growth (Inception Date: (a)11/17/03 (b) 5/13/09)
  Beginning AUV.........  (a)$17.314    (a)$14.189    (a)$17.840    (a)$19.412    (a)$20.062    (a)$21.525
                          (b)N/A        (b)$13.727    (b)$16.803    (b)$18.082    (b)$18.190    (b)$18.758
  Ending AUV............  (a)$14.189    (a)$17.840    (a)$19.412    (a)$20.062    (a)$21.525    (a)$22.998
                          (b)N/A        (b)$16.803    (b)$18.082    (b)$18.190    (b)$18.758    (b)$18.944
  Ending Number of AUs..  (a)1,642,066  (a)1,590,132  (a)1,356,982  (a)1,315,573  (a)1,041,998  (a)771,503
                          (b)N/A        (b)0          (b)0          (b)0          (b)0          (b)0

------------------------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SELECT PORTFOLIOS


                     FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED
                     4/30/05       4/30/06       4/30/07       4/30/08
------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
------------------------------------------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$8.101     (a)$8.386     (a)$9.580     (a)$10.366
                  (b)$8.029     (b)$8.291     (b)$9.448     (b)$10.197
  Ending AUV....  (a)$8.386     (a)$9.580     (a)$10.366    (a)$11.010
                  (b)$8.291     (b)$9.448     (b)$10.197    (b)$10.804
  Ending Number
     of AUs.....  (a)2,111,495  (a)2,133,707  (a)1,890,353  (a)1,587,170
                  (b)5,308,523  (b)5,118,417  (b)4,408,016  (b)3,683,824
------------------------------------------------------------------------

Large Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$11.652    (a)$12.520    (a)$14.450    (a)$16.688
                  (b)$11.550    (b)$12.379    (b)$14.251    (b)$16.417
  Ending AUV....  (a)$12.520    (a)$14.450    (a)$16.688    (a)$15.457
                  (b)$12.379    (b)$14.251    (b)$16.417    (b)$15.169
  Ending Number
     of AUs.....  (a)2,134,246  (a)2,066,847  (a)1,887,204  (a)1,506,263
                  (b)4,987,569  (b)4,461,377  (b)4,034,813  (b)3,272,051
------------------------------------------------------------------------

Mid Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$13.748    (a)$13.984    (a)$18.201    (a)$19.692
                  (b)$13.627    (b)$13.827    (b)$17.952    (b)$19.374
  Ending AUV....  (a)$13.984    (a)$18.201    (a)$19.692    (a)$19.624
                  (b)$13.827    (b)$17.952    (b)$19.374    (b)$19.259
  Ending Number
     of AUs.....  (a)1,216,232  (a)1,288,130  (a)1,161,992  (a)985,100
                  (b)2,939,384  (b)2,881,797  (b)2,417,823  (b)2,001,839
------------------------------------------------------------------------

Mid Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$17.260    (a)$19.777    (a)$23.679    (a)$27.609
                  (b)$17.107    (b)$19.554    (b)$23.353    (b)$27.160
  Ending AUV....  (a)$ 19.777   (a)$23.679    (a)$27.609    (a)$24.093
                  (b)$19.554    (b)$23.353    (b)$27.160    (b)$23.642
  Ending Number
     of AUs.....  (a)1,542,783  (a)1,398,665  (a)1,226,521  (a)873,599
                  (b)3,227,769  (b)2,905,698  (b)2,474,885  (b)1,951,092
------------------------------------------------------------------------

Small Cap (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$10.387    (a)$10.357    (a)$12.882    (a)$13.829
                  (b)$10.295    (b)$10.240    (b)$12.704    (b)$13.604
  Ending AUV....  (a)$10.357    (a)$12.882    (a)$13.829    (a)$11.532
                  (b)$10.240    (b)$12.704    (b)$13.604    (b)$11.317
  Ending Number
     of AUs.....  (a)1,499,655  (a)1,539,229  (a)1,270,683  (a)1,039,564
                  (b)3,277,172  (b)3,255,160  (b)2,659,514  (b)2,245,633
------------------------------------------------------------------------
International Equity (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$7.817     (a)$8.597     (a)$11.404    (a)$13.054
                  (b)$7.762     (b)$8.516     (b)$11.267    (b)$12.865
  Ending AUV....  (a)$8.597     (a)$11.404    (a)$13.054    (a)$12.630
                  (b)$8.516     (b)$11.267    (b)$12.865    (b)$12.417
  Ending Number
     of AUs.....  (a)2,561,246  (a)2,947,527  (a)3,127,449  (a)2,563,402
                  (b)4,992,053  (b)5,458,580  (b)5,841,930  (b)4,543,632
------------------------------------------------------------------------

                     FISCAL        FISCAL         FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR           YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED          ENDED         ENDED         ENDED
                     4/30/09       4/30/10       4/30/11        4/30/12       4/30/13       4/30/14
-----------------------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
-----------------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$11.010    (a)$7.086     (a)$9.415      (a)$10.628    (a)$11.098    (a)$12.306
                  (b)$10.804    (b)$6.936     (b)$9.193      (b)$10.351    (b)$10.782    (b)$11.926
  Ending AUV....  (a)$7.086     (a)$9.415     (a)$10.628     (a)$11.098    (a)$12.306    (a)$14.516
                  (b)$6.936     (b)$9.193     (b)$10.351     (b)$10.782    (b)$11.926    (b)$14.032
  Ending Number
     of AUs.....  (a)1,163,320  (a)1,046,003  (a)1,071,878   (a)759,843    (a)572,655    (a)459,689
                  (b)2,811,120  (b)2,495,735  (b)2,624,981   (b)1,972,060  (b)1,657,601  (b)1,421,118
-----------------------------------------------------------------------------------------------------

Large Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$15.457    (a)$9.874     (a)$13.908     (a)$15.704    (a)$15.466    (a)$18.099
                  (b)$15.169    (b)$9.666     (b)$13.580     (b)$15.296    (b)$15.027    (b)$17.541
  Ending AUV....  (a)$9.874     (a)$13.908    (a)$15.704     (a)$15.466    (a)$18.099    (a)$21.027
                  (b)$9.666     (b)$13.580    (b)$15.296     (b)$15.027    (b)$17.541    (b)$20.328
  Ending Number
     of AUs.....  (a)1,082,265  (a)914,433    (a)683,291     (a)500,481    (a)380,668    (a)319,995
                  (b)2,407,696  (b)1,975,699  (b)1,661,515   (b)1,354,227  (b)1,138,377  (b)1,030,033
-----------------------------------------------------------------------------------------------------

Mid Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$19.624    (a)$12.468    (a)$17.977     (a)$22.629    (a)$21.703    (a)$24.123
                  (b)$19.259    (b)$12.206    (b)$17.554     (b)$22.042    (b)$21.087    (b)$23.380
  Ending AUV....  (a)$12.468    (a)$17.977    (a)$22.629     (a)$21.703    (a)$24.123    (a)$28.285
                  (b)$12.206    (b)$17.554    (b)$22.042     (b)$21.087    (b)$23.380    (b)$27.345
  Ending Number
     of AUs.....  (a)699,117    (a)565,741    (a)435,739     (a)308,040    (a)204,652    (a)162,925
                  (b)1,508,677  (b)1,240,865  (b)1,029,352   (b)834,462    (b)690,049    (b)606,824
-----------------------------------------------------------------------------------------------------

Mid Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$24.093    (a)$15.209    (a)$22.303     (a)$26.535    (a)$25.239    (a)$29.779
                  (b)$23.642    (b)$14.887    (b)$21.777     (b)$25.844    (b)$24.520    (b)$28.860
  Ending AUV....  (a)$15.209    (a)$22.303    (a)$26.535     (a)$25.239    (a)$29.779    (a)$35.187
                  (b)$14.887    (b)$21.777    (b)$25.844     (b)$24.520    (b)$28.860    (b)$34.015
  Ending Number
     of AUs.....  (a)602,158    (a)484,246    (a)392,002     (a)296,779    (a)229,990    (a)185,375
                  (b)1,410,138  (b)1,173,234  ( b)1,016,522  (b)805,441    (b)680,124    (b)604,617
-----------------------------------------------------------------------------------------------------

Small Cap (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$11.532    (a)$7.990     (a)$11.744     (a)$14.106    (a)$13.284    (a)$14.523
                  (b)$11.317    (b)$7.822     (b)$11.467     (b)$13.739    (b)$12.906    (b)$14.075
  Ending AUV....  (a)$7.990     (a)$11.744    (a)$14.106     (a)$13.284    (a)$14.523    (a)$17.389
                  (b)$7.822     (b)$11.467    (b)$13.739     (b)$12.906    (b)$14.075    (b)$16.810
  Ending Number
     of AUs.....  (a)789,589    (a)732,913    (a)578,676     (a)467,143    (a)364,265    (a)288,793
                  (b)1,696,765  (b)1,483,200  (b)1,158,520   (b)945,377    (b)775,828    (b)672,050
-----------------------------------------------------------------------------------------------------
International Equity (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$12.630    (a)$7.028     (a)$9.309      (a)$10.901    (a)$9.389     (a)$10.602
                  (b)$12.417    (b)$6.892     (b)$9.106      (b)$10.637    (b)$9.139     (b)$10.293
  Ending AUV....  (a)$7.028     (a)$9.309     (a)$10.901     (a)$9.389     (a)$10.602    (a)$11.571
                  (b)$6.892     (b)$9.106     (b)$10.637     (b)$9.139     (b)$10.293    (b)$11.207
  Ending Number
     of AUs.....  (a)1,644,230  (a)1,196,850  (a)798,153     (a)635,033    (a)465,374    (a)402,742
                  (b)3,075,454  (b)2,558,905  (b)2,041,775   (b)1,635,690  (b)1,325,335  (b)1,235,523
-----------------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses (1.65%)
     The Separate Account has a fiscal year end of April 30

     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                     FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED
                     4/30/05       4/30/06       4/30/07       4/30/08
------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES* -- (CONTINUED)
------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 3/10/99)
  Beginning
     AUV........  (a)$11.680    (a)$12.036    (a)$11.812    (a)$12.418
                  (b)$11.577    (b)$11.900    (b)$11.650    (b)$12.216
  Ending AUV....  (a)$12.036    (a)$11.812    (a)$12.418    (a)$12.969
                  (b)$11.900    (b)$11.650    (b)$12.216    (b)$12.727
  Ending Number
     of AUs.....  (a)2,948,566  (a)2,524,010  (a)2,308,705  (a)2,292,110
                  (b)5,308,150  (b)4,347,061  (b)3,799,867  (b)4,557,017
------------------------------------------------------------------------
Cash Management (Inception Date: 3/26/99)
  Beginning
     AUV........  (a)$10.620    (a)$10.577    (a)$10.763    (a)$11.111
                  (b)$10.526    (b)$10.458    (b)$10.614    (b)$10.930
  Ending AUV....  (a)$ 10.577   (a)$10.763    (a)$11.111    (a)$11.300
                  (b)$10.458    (b)$10.614    (b)$10.930    (b)$11.089
  Ending Number
     of AUs.....  (a)1,485,439  (a)1,198,650  (a)1,228,657  (a)1,614,214
                  (b)2,357,351  (b)1,463,353  (b)1,748,833  (b)2,692,599
------------------------------------------------------------------------

                     FISCAL        FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                     4/30/09       4/30/10       4/30/11       4/30/12       4/30/13       4/30/14
----------------------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES* -- (CONTINUED)
----------------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 3/10/99)
  Beginning
     AUV........  (a)$12.969    (a)$12.802    (a)$13.869    (a)$14.525    (a)$15.334    (a)$15.778
                  (b)$12.727    (b)$12.531    (b)$13.542    (b)$14.147    (b)$14.897    (b)$15.290
  Ending AUV....  (a)$12.802    (a)$13.869    (a)$14.525    (a)$15.334    (a)$15.778    (a)$15.333
                  (b)$12.531    (b)$13.542    (b)$14.147    (b)$14.897    (b)$15.290    (b)$14.822
  Ending Number
     of AUs.....  (a)1,665,792  (a)1,452,667  (a)1,017,191  (a)777,308    (a)599,088    (a)484,346
                  (b)3,232,718  (b)2,866,380  (b)2,272,862  (b)1,966,989  (b)1,699,400  (b)1,438,012
----------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 3/26/99)
  Beginning
     AUV........  (a)$11.300    (a)$11.185    (a)$11.001    (a)$10.801    (a)$10.597    (a)$10.400
                  (b)$11.089    (b)$10.949    (b)$10.741    (b)$10.520    (b)$10.296    (b)$10.079
  Ending AUV....  (a)$11.185    (a)$11.001    (a)$10.801    (a)$10.597    (a)$10.400    (a)$10.210
                  (b)$10.949    (b)$10.741    (b)$10.520    (b)$10.296    (b)$10.079    (b)$9.870
  Ending Number
     of AUs.....  (a)1,841,700  (a)965,233    (a)626,620    (a)397,793    (a)247,232    (a)199,928
                  (b)3,173,466  (b)1,451,060  (b)816,197    (b)721,584    (b)538,928    (b)419,759
----------------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses (1.65%)
     The Separate Account has a fiscal year end of April 30

     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOCUSED PORTFOLIOS


                     FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED
                     4/30/05       4/30/06       4/30/07       4/30/08
------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
------------------------------------------------------------------------
Focus Growth** (Inception Date: 7/7/00)
  Beginning
     AUV........  (a)$7.134     (a)$6.798     (a)$8.116     (a)$8.364
                  (b)$7.071     (b)$6.722     (b)$8.004     (b)$8.229
  Ending AUV....  (a)$6.798     (a)$8.116     (a)$8.364     (a)$8.812
                  (b)$6.722     (b)$8.004     (b)$8.229     (b)$8.648
  Ending Number
     of AUs.....  (a)3,051,901  (a)2,851,643  (a)2,318,995  (a)2,211,890
                  (b)4,934,373  (b)4,411,406  (b)3,739,184  (b)3,459,989
------------------------------------------------------------------------
Focus Value (Inception Date: 10/04/01)
  Beginning
     AUV........  (a)$12.277    (a)$13.578    (a)$16.180    (a)$19.584
                  (b)$12.188    (b)$13.459    (b)$15.998    (b)$19.315
  Ending AUV....  (a)$13.578    (a)$16.180    (a)$19.584    (a)$18.019
                  (b)$13.459    (b)$15.998    (b)$19.315    (b)$17.728
  Ending Number
     of AUs.....  (a)1,566,295  (a)1,556,174  (a)1,523,794  (a)1,330,435
                  (b)2,039,448  (b)2,052,207  (b)2,066,504  (b)1,805,384
------------------------------------------------------------------------

                     FISCAL        FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                     4/30/09       4/30/10       4/30/11       4/30/12       4/30/13       4/30/14
----------------------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
----------------------------------------------------------------------------------------------------
Focus Growth** (Inception Date: 7/7/00)
  Beginning
     AUV........  (a)$8.812     (a)$5.586     (a)$7.786     (a)$10.123    (a)$9.811     (a)$9.976
                  (b)$8.648     (b)$5.468     (b)$7.602     (b)$9.861     (b)$9.533     (b)$9.668
  Ending AUV....  (a)$5.586     (a)$7.786     (a)$10.123    (a)$9.811     (a)$9.976     (a)$11.597
                  (b)$5.468     (b)$7.602     (b)$9.861     (b)$9.533     (b)$9.668     (b)$11.211
  Ending Number
     of AUs.....  (a)1,657,825  (a)1,210,834  (a)2,033,446  (a)1,567,726  (a)1,097,372  (a)894,598
                  (b)2,633,133  (b)2,083,092  (b)3,223,550  (b)2,557,777  (b)2,038,057  (b)1,749,599
----------------------------------------------------------------------------------------------------
Focus Value (Inception Date: 10/04/01)
  Beginning
     AUV........  (a)$18.019    (a)$12.288    (a)$16.316    (a)$18.468    (a)$16.600    (a)$18.773
                  (b)$17.728    (b)$12.059    (b)$15.972    (b)$18.034    (b)$16.169    (b)$18.240
  Ending AUV....  (a)$12.288    (a)$16.316    (a)$18.468    (a)$16.600    (a)$18.773    (a)$22.137
                  (b)$12.059    (b)$15.972    (b)$18.034    (b)$16.169    (b)$18.240    (b)$21.455
  Ending Number
     of AUs.....  (a)825,643    (a)611,248    (a)473,087    (a)348,429    (a)249,670    (a)210,393
                  (b)1,289,395  (b)999,193    (b)782,521    (b)642,295    (b)537,137    (b)452,079
----------------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses (1.65%)
     The Separate Account has a fiscal year end of April 30

     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).
     ** On October 4, 2010, the Focus TechNet Variable Portfolio and Focus
        Growth and Income Variable Portfolio merged into the Focus Growth Variable Portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SEASONS STRATEGIES


                      FISCAL        FISCAL        FISCAL        FISCAL
                       YEAR          YEAR          YEAR          YEAR
                      ENDED          ENDED         ENDED         ENDED
                     4/30/05        4/30/06       4/30/07       4/30/08
-------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
-------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$14.878     (a)$15.612    (a)$17.964    (a)$19.869
                  (b)$14.748     (b)$15.437    (b)$17.719    (b)$19.548
  Ending AUV....  (a)$15.612     (a)$17.964    (a)$19.869    (a)$19.858
                  (b)$15.437     (b)$17.719    (b)$19.548    (b)$19.489
  Ending Number
     of AUs.....  (a)2,799,359   (a)2,562,193  (a)2,333,243  (a)1,983,476
                  (b)5,639,555   (b)5,257,227  (b)4,649,626  (b)3,937,169
-------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$14.722     (a)$15.374    (a)$17.376    (a)$19.121
                  (b)$14.594     (b)$15.201    (b)$17.138    (b)$18.813
  Ending AUV....  (a)$15.374     (a)$17.376    (a)$19.121    (a)$19.047
                  (b)$15.201     (b)$17.138    (b)$18.813    (b)$18.693
  Ending Number
     of AUs.....  (a)5,721,257   (a)5,435,612  (a)5,150,352  (a)4,327,532
                  (b)10,690,901  (b)9,880,656  (b)9,180,661  (b)7,945,173
-------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$14.390     (a)$15.048    (a)$16.489    (a)$18.037
                  (b)$14.265     (b)$14.880    (b)$16.265    (b)$17.747
  Ending AUV....  (a)$15.048     (a)$16.489    (a)$18.037    (a)$18.257
                  (b)$14.880     (a)$16.265    (b)$17.747    (b)$17.920
  Ending Number
     of AUs.....  (a)5,790,342   (a)5,295,211  (a)4,893,425  (a)4,296,322
                  (b)9,517,592   (b)8,526,201  (b)7,567,301  (b)6,454,786
-------------------------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$14.214     (a)$14.808    (a)$15.879    (a)$17.248
                  (b)$14.082     (b)$14.634    (b)$15.653    (b)$16.960
  Ending AUV....  (a)$14.808     (a)$15.879    (a)$17.248    (a)$17.395
                  (b)$14.634     (b)$15.653    (b)$16.960    (b)$17.063
  Ending Number
     of AUs.....  (a)4,162,144   (a)3,623,916  (a)3,116,403  (a)2,703,394
                  (b)7,197,749   (b)6,100,149  (b)5,428,440  (b)4,855,603
-------------------------------------------------------------------------

                     FISCAL        FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                     4/30/09       4/30/10       4/30/11       4/30/12       4/30/13       4/30/14
----------------------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
----------------------------------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$19.858    (a)$14.134    (a)$18.859    (a)$21.464    (a)$21.807    (a)$23.619
                  (b)$19.489    (b)$13.837    (b)$18.417    (b)$20.908    (b)$21.189    (b)$22.892
  Ending AUV....  (a)$14.134    (a)$18.859    (a)$21.464    (a)$21.807    (a)$23.619    (a)$27.093
                  (b)$13.837    (b)$18.417    (b)$20.908    (b)$21.189    (b)$22.892    (b)$26.194
  Ending Number
     of AUs.....  (a)1,434,326  (a)1,177,447  (a)867,104    (a)707,107    (a)528,767    (a)457,129
                  (b)2,847,801  (b)2,204,234  (b)1,760,902  (b)1,418,343  (b)1,208,182  (b)1,046,939
----------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$19.047    (a)$14.124    (a)$18.579    (a)$20.868    (a)$21.244    (a)$22.943
                  (b)$18.693    (b)$13.827    (b)$18.143    (b)$20.327    (b)$20.641    (b)$22.236
  Ending AUV....  (a)$14.124    (a)$18.579    (a)$20.868    (a)$21.244    (a)$22.943    (a)$25.845
                  (b)$13.827    (b)$18.143    (b)$20.327    (b)$20.641    (b)$22.236    (b)$24.987
  Ending Number
     of AUs.....  (a)2,923,463  (a)2,354,172  (a)1,718,124  (a)1,331,052  (a)995,662    (a)852,133
                  (b)6,007,247  (b)5,176,424  (b)3,850,959  (b)3,124,656  (b)2,554,616  (b)2,337,912
----------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$18.257    (a)$14.162    (a)$18.164    (a)$20.069    (a)$20.688    (a)$22.381
                  (b)$17.920    (b)$13.865    (b)$17.739    (b)$19.550    (b)$20.103    (b)$21.694
  Ending AUV....  (a)$14.162    (a)$18.164    (a)$20.069    (a)$20.688    (a)$22.381    (a)$24.528
                  (b)$13.865    (b)$17.739    (b)$19.550    (b)$20.103    (b)$21.694    (b)$23.716
  Ending Number
     of AUs.....  (a)2,965,397  (a)2,157,185  (a)1,695,485  (a)1,311,196  (a)1,074,328  (a)801,415
                  (b)4,862,037  (b)4,036,502  (b)3,286,767  (b)2,769,737  (b)2,400,245  (b)2,018,496
----------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$17.395    (a)$14.272    (a)$17.962    (a)$19.564    (a)$20.241    (a)$21.738
                  (b)$17.063    (b)$13.964    (b)$17.530    (b)$19.047    (b)$19.657    (b)$21.058
  Ending AUV....  (a)$14.272    (a)$17.962    (a)$19.564    (a)$20.241    (a)$21.738    (a)$23.247
                  (b)$13.964    (b)$17.530    (b)$19.047    (b)$19.657    (b)$21.058    (b)$22.464
  Ending Number
     of AUs.....  (a)1,927,003  (a)1,679,672  (a)1,259,648  (a)1,084,493  (a)829,142    (a)589,045
                  (b)3,374,910  (b)3,056,024  (b)2,529,210  (b)2,192,095  (b)1,848,360  (b)1,633,338
----------------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses (1.65%)
     The Separate Account has a fiscal year end of April 30

     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - MARKET LOCK INCOME PLUS EXTENSION PARAMETERS


                  FOR CONTRACTS PURCHASED PRIOR TO MAY 4, 2009.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             MARKETLOCK INCOME PLUS
                              EXTENSION PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information below is important to you if you purchased a contract between MAY 1, 2008 AND MAY 3, 2009 and you elected the MARKETLOCK INCOME PLUS living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and initial Income Credit Period end after the fifth contract year. On or about your fifth contract anniversary you will have an opportunity to extend both the Income Base Evaluation Period and the Income Credit Period (the "Extension") for an additional five years. In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values or income credits. Please note that if you do not elect the Extension when it is offered, you may not be permitted to extend the Income Base Evaluation and Income Credit Periods in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase.

For information on the MarketLock Income Plus living benefit you elected at purchase, please see MARKETLOCK INCOME PLUS SECTION UNDER OPTIONAL LIVING BENEFITS.

How do I Elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for contracts purchased between May 1, 2008 and May 31, 2009 are detailed below. The Income Base Evaluation Period and the Income Credit Period may both be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee if I elected the Extension?

If you elect the Extension, the fee for the living benefit will be increased by 0.25% as follows:

-------------------------------------------------------------------------------
                NUMBER OF                      CURRENT          ANNUALIZED FEE
             COVERED PERSONS                ANNUALIZED FEE     AFTER EXTENSION
------------------------------------------------------------ ------------------
                   One                           0.95%               1.20%
------------------------------------------------------------ ------------------
                   Two                           1.20%               1.45%
------------------------------------------------------------ ------------------


What are the investment requirements if I elect the Extension?

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock Income Plus living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:

---------------------------------------------------------------------------
---------------------------------------------------------------------------
 Option 1      Up to 50% in one or more of the following:
                 Managed Allocation Balanced
                 Managed Allocation Moderate
                 Managed Allocation Moderate Growth

               Up to 100% in one or more of the following:
                 SunAmerica Dynamic Allocation Portfolio
                 SunAmerica Dynamic Strategy Portfolio
                 Cash Management Portfolio

---------------------------------------------------------------------------
 Option 2      25% SunAmerica Dynamic Allocation Portfolio and
               25% SunAmerica Dynamic Strategy Portfolio and

               50% in one of the following:
                 Strategic Allocation Balanced
                 Strategic Allocation Moderate
                 Strategic Allocation Moderate Growth
---------------------------------------------------------------------------


As a reminder, you also have the option to cancel your MarketLock Income Plus living benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the MarketLock Income Plus living benefit and you will no longer be charged the fee.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following details the standard and Maximum Anniversary Value death benefits, the Combination HV & Roll-Up death benefit and the EstatePlus death benefit payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether Living Benefits were elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment.

The term "Continuation Purchase Payment" is used to describe the death benefit payable upon a spousal continuation. We define Continuation Purchase Payment as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used, if a Living Benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse's 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing Spouse's 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected one of the Living Benefits, described above.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

A. STANDARD AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  The lesser of:

             (1) Continuation Net Purchase Payments; or

             (2) 125% of the contract value.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustment after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments received since that contract anniversary; and reduced by:

               (i) any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit, described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the original owner of the contract elected the standard death benefit and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greater of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be greater of:

     a. Contract value; or

     b. The lesser of:

          1. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          2. 125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to the contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.

If the Standard Death Benefit is applicable upon the Continuing Spouse's death and the Continuing Spouse is age 74 or younger at the time of death, we will pay the beneficiary the greater of:

     1. Contract value; or

     2. Continuation Net Purchase Payments compounded at a 3% annual growth rate until the date of death, plus any Continuation Net Purchase Payments recorded after the date of death.

If the Continuing Spouse is age 75 or older at the time of death, the Standard Death Benefit is the greater of:

     1. Contract value; or

     2. Continuation Net Purchase Payments compounded at a 3% annual growth until the Continuing Spouse's 75th birthday, plus any Continuation Net Purchase Payments recorded after age 75 until the date of death.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

IF YOUR CONTRACT WAS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007, and if the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.

If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greater of:

     1. Contract value; or

     2. Continuation Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Continuation Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Maximum Anniversary Value option is selected and NO Continuation Contribution was made the death benefit is the greater of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit. However, the Continuing Spouse's Beneficiary may still receive a benefit from Earnings Advantage if the date of death is prior to the Latest Annuity Date.

THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

IF THE ORIGINAL OWNER ELECTED THE OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT AND THE CONTINUING SPOUSE CONTINUES THE CONTRACT ON THE CONTINUATION DATE BEFORE THEIR 85TH BIRTHDAY AND DOES NOT TERMINATE THIS OPTIONAL DEATH BENEFIT, THE DEATH BENEFIT WILL BE THE GREATEST OF:

     1. Contract value; or

     2. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 85th birthday or date of death, plus any Continuation Purchase Payments received since that anniversary and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

     3. Continuation Net Purchase Payments received prior to the Continuing Spouse's 80th birthday accumulated at 5% through the earliest of:

          (a) 15 years after the contract date; or

          (b) The day before the Continuing Spouse's 80th birthday; or

          (c) The Continuing Spouse's date of death, adjusted for Continuation Net Purchase Payments received after the timeframes outlined in
              (a)-(c). Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.

If the Continuing Spouse is age 85 or older on the Continuation Date, the death benefit is equal to contract value and the optional Combination HV & Roll-Up Death Benefit fee will no longer be deducted.

If the Continuing Spouse terminates the Combination HV & Roll-Up death benefit on the Continuation Date, the standard death benefit for the Continuing Spouse applies upon his/her death and the fee for the Combination HV & Roll-Up death benefit no longer applies.

THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:

     1. Contract value; or

     2. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; plus any Continuation Net Purchase Payment received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of each such withdrawal that occurs after the seventh contract anniversary, plus Continuation Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 75-82 on the Continuation Date and the Continuing Spouse dies prior to his/her 86th birthday, then the death benefit will be the greatest of:

     1. Contract value; or

     2. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Continuation Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date. If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the fee for the Continuation HV & Roll-Up Death Benefit will no longer be deducted as of the Continuation Date.

THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

If the 5% Accumulation option is selected and a Continuation Contribution was made the death benefit is the greater of:

  1. Contract value; or

  2. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

If 5% Accumulation option is selected and no Continuation Contribution was made:

   1. Contract value; or

   2. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Continuation Net Purchase Payments.

If the Continuing Spouse dies after the Latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from the 5% Accumulation option.

C.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus ("Earnings Advantage" for contracts issued prior to August 2,
2004) benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2, 2004), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Maximum Anniversary Value or Purchase Payment Accumulation death benefit options.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0-4              25% of Earnings    40% of Continuation Net Purchase Payments*
                                           (25% for contracts issued prior to 8/2/04)
----------------------------------------------------------------------------------------
 Years 5-9              40% of Earnings    65% of Continuation Net Purchase Payments*
                                           (40% for contracts issued prior to 8/2/04)
----------------------------------------------------------------------------------------
 Years 10+              50% of Earnings    75% of Continuation Net Purchase Payments*
                                           (50% for contracts issued prior to 8/2/04)
----------------------------------------------------------------------------------------


On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years     25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.

What is the EstatePlus benefit?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------
PROSPECTUS PROVISION            AVAILABILITY OR VARIATION                STATES
------------------------------------------------------------------------------------
 Administration        Contract Maintenance Fee is $30.              North Dakota
 Charge
------------------------------------------------------------------------------------
 Administration        Charge will be deducted pro-rata from         Washington
 Charge                Variable Portfolios only.
------------------------------------------------------------------------------------
 Annuity Date          You may switch to the Income Phase any time   Florida
                       after your first contract anniversary.
------------------------------------------------------------------------------------
 Death Benefits        The standard death benefit is only            Washington
                       available to contract owners or continuing
                       spouses who are age 82 and younger.
------------------------------------------------------------------------------------
 Death Benefits        The Combination HV & Roll-Up death benefit    Washington
                       and EstatePlus death benefit are not
                       available.
------------------------------------------------------------------------------------
 Death Benefits        If you continue your contract on or after     Washington
 Upon Spousal          your 83rd birthday, the death benefit is
 Continuation          equal to contract value.
------------------------------------------------------------------------------------
 Free Look             If you reside in Arizona and are age 65 or    Arizona
                       older on your Contract Date, the Free Look
                       period is 30 days.
------------------------------------------------------------------------------------
 Free Look             If you reside in California and are age 60    California
                       or older on your Contract Date, the Free
                       Look period is 30 days.
------------------------------------------------------------------------------------
 MarketLock            Charge will be deducted pro-rata from         Oregon
 MarketLock For        Variable Portfolios only.                     Texas
 Life                                                                Washington
 MarketLock For
 Life Plus
 MarketLock For Two
 MarketLock Income
 Plus
------------------------------------------------------------------------------------
 MarketLock For        You may elect the current Maximum Annual      Oregon
 Life                  Withdrawal Amount to be received monthly.
 MarketLock For
 Life Plus
 MarketLock Income
 Plus
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0.50% for    California
                       Qualified contracts and 2.35% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Maine
                       Qualified contracts and 2.0% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Nevada
                       Qualified contracts and 3.5% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           For the first $500,000 in the contract, we    South Dakota
                       deduct premium tax charges of 0% for
                       Qualified contracts and 1.25% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
                       For any amount in excess of $500,000 in the
                       contract, we deduct front-end premium tax
                       charges of 0% for Qualified contracts and
                       0.08% for Non-Qualified contracts based on
                       total Purchase Payments when you begin the
                       Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 1.0% for     West Virginia
                       Qualified contracts and 1.0% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Wyoming
                       Qualified contracts and 1.0% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
------------------------------------------------------------------------------------
 Seasons Income        Charge will be deducted pro-rata from         Washington
 Rewards               Variable Portfolios only.
 Season Promise
------------------------------------------------------------------------------------
 Systematic            Minimum withdrawal amount is $250 per         Minnesota
 Withdrawal            withdrawal or the penalty free withdrawal     Oregon
                       amount.
------------------------------------------------------------------------------------
 Transfer Privilege    Any transfer over the limit of 15 will        Pennsylvania
                       incur a $10 transfer fee.                     Texas
------------------------------------------------------------------------------------
 Withdrawal Charge     For contracts issued prior to November 17,    Oregon
 Schedule              2003, the withdrawal charge schedule is as
                       follows: 6%, 5%, 4%, 3%, 2%, 1%, 0%. This
                       schedule only applies if you elected a DCA
                       Fixed Account.
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX E - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO DECEMBER 29, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued by SunAmerica Annuity prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor").

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

Guarantees for contracts and certificates issued prior to the Merger will continue after the Merger. As a result, the Merger of SunAmerica Annuity into AGL will not impact the insurance obligations under the Guarantee. PLEASE SEE THE COMPANY ABOVE FOR MORE DETAILS REGARDING THE MERGER.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home, an affiliate of the Company, is an indirect wholly owned subsidiary of American International Group.

  Please forward a copy (without charge) of the Seasons Select(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: ---------------------------------------------------------------


Date: ----------------------------------    Signed: --------------------------------



  Return to: American General Life Insurance Company, Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570

                       STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT FIVE

                      SEASONS SELECT II VARIABLE ANNUITIES


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated August 28, 2014, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling (800) 445-7862 or by written request addressed to:


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 PO. BOX 15570
                           AMARILLO, TEXAS 79105-5570


    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS AUGUST 28, 2014.

                               TABLE OF CONTENTS


                                                                             Page
                                                                             ----
Separate Account and the Company ..........................................    3

General Account............................................................    4

Master-Feeder Structure....................................................    5

Performance Data...........................................................    6

Annuity Income Payments....................................................   13

Annuity Unit Values........................................................   14

Taxes......................................................................   17

Broker-Dealer Firms Receiving Revenue Sharing Payments.....................   28

Distribution of Contracts..................................................   29

Financial Statements.......................................................   29

SEPARATE ACCOUNT AND THE COMPANY
--------------------------------------------------------------------------------

American General Life Insurance Company ("AGL" or the "Company") is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company's, and American International Group has no legal obligation to back those commitments.

On December 31, 2012, SunAmerica Annuity and Life Assurance Company("SunAmerica Annuity"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company of Delaware ("AGLD"), SunAmerica Life Insurance Company ("SALIC") and Western National Life Insurance Company, ("WNL"), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company ("Merger"). Prior to this date, the Seasons Select II contracts were issued by SunAmerica Annuity in all states except New York.

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20,2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.

The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios, or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

AMERICAN HOME ASSURANCE COMPANY
--------------------------------------------------------------------------------

All references in this SAI to American Home Assurance Company ("American Home") apply to contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

MASTER-FEEDER STRUCTURE
--------------------------------------------------------------------------------

The following Underlying Funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management, LLC ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the underlying fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:


     - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

     - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

Performance data for the various Variable Portfolios are computed in the manner described below.


CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------

                   Base Period Return = (EV - SV - CMF)/(SV)


For contracts with the Seasons Rewards Program:
------------------------------------------------

                 Base Period Return = (EV - SV - CMF + E)/(SV)


    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days


        E = Premium Enhancement Rate, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.



Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER PORTFOLIOS

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
------------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Variable Portfolios available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already elected the contract with or without the Seasons Rewards Program. However, we will not report performance for the contract featuring the Seasons Rewards Program, unless net of withdrawal charges.


The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.


Market Value Adjustment ("MVA") for Seasons Select II Contracts Issued Before May 2, 2005

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we could credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 -- 1

    where:

    I is the interest rate you are earning on the money invested in the Fixed Account;

    J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

    N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

    L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:

    If a withdrawal is made within 30 days after the end of a guarantee period;

    If a withdrawal is made to pay contract fees and charges;

    To pay a death benefit; and

Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

    (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

    (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

    (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

    (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 -- 1
                    = [(1.05)/(1.04+0.005)]18/12 -- 1
                    = (1.004785)1.5 -- 1
                    = 1.007186 -- 1
                    = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 -- 1
                    = [(1.05)/(1.04+0.005)]18/12 -- 1
                    = (1.004785)1.5 -- 1
                    = 1.007186 -- 1
                    = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 -- 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 x (+0.007186) = +$27.02

    $27.02 represents the positive MVA that would be added to the withdrawal.

ANNUITY INCOME PAYMENTS
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INITIAL MONTHLY ANNUITY INCOME PAYMENTS

     The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Annuity Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Annuity Income Payment. The number of Annuity Units determined for the first variable Annuity Income Payment remains constant for the second and subsequent monthly variable Annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

If contract holders elect to begin Annuity Income Payments using the Income Protector feature, the Income Benefit Base is determined as below. The initial monthly Annuity Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Annuity Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Annuity Income Option selected.

ANNUITY UNIT VALUES
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The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of
3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 annuity income monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.


Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                      TAXES
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GENERAL

Note: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

    -  after attaining age 591/2;

    -  when paid to your beneficiary after you die;

    -  after you become disabled (as defined in the Code);

    - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 591/2, whichever is later;

    -  under an immediate annuity contract;

    - which are attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers).
An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;

     - payments to certain reservists called up for active duty after September 11, 2001; and

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under
Section 457(b) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or,
(2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2014 is the lesser of 100% of includible compensation or $17,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2014 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2014 may not exceed the lesser of $52,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2014 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2014. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2014 of less than $96,000, your contribution may be fully deductible; if your income is between $96,000 and $116,000, your contribution may be partially deductible and if your income is $116,000 or more, your contribution may not be deductible. If you are single and your income in 2014 is less than $60,000, your contribution may be fully deductible; if your income is between $60,000 and $70,000, your contribution may be partially deductible and if your income is $70,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2014 is between $181,000 and $191,000, your contribution may be partially deductible.

(d) Roth IRAs

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2014 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2014. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2014 is less than:
$181,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $114,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS
             ------------------------------------------------------

The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2013, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

BancWest Investment Services, Inc.
Capital Investment Group, Inc
CCO Investment Services Corporation
Cetera Advisor Network LLC
Cetera Advisors LLC
Cetera Investment Services LLC
cfd Investments, Inc
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Fifth Third Securities, Inc.
FSC Securities Corp.
Infinex Investments, Inc.
ING Financial Partners, Inc.
Investacorp, Inc
Investment Professionals, Inc.
Janney Montgomery Scott LLC.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
Morgan Stanley & Co., Incorporated
M&T Securities, Inc.
NEXT Financial Group, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Santander Securities LLC
Securities America, Inc.
Signator Investors/John Hancock Financial Network
Triad Advisors, Inc
UBS Financial Services Inc.
UnionBanc Investment Services
United Planners Financial Services of
 America BBVA Compass Investment Solutions, Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services

We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered through AIG Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.
AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and AIG Capital Services, Inc.
are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the independent registered public accounting firm for Variable Annuity Account Five, American General Life Insurance Company ("AGL"), American Home Assurance Company and American International Group, Inc.

You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


     - Audited Financial Statements of Variable Annuity Account Five of American General Life Insurance Company for the year ended April 30, 2014 and the results of its operations and the changes in its net assets for each of the periods indicated


     - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2013, 2012 and 2011

     - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2013 and 2012

The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

You should only consider the statutory financial statements of American Home Assurance Company ("American Home") that we include in the Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

On February 18, 2014, American International Group, Inc. and the Company entered into an Amended and Restated Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

     - Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013

The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

     - Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013

[LOGO]

                                                  Variable Annuity Account Five

                                                                           2014

                                                                  Annual Report

                                                                 April 30, 2014

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account Five:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five (the "Separate Account"), a separate account of American General Life Insurance Company, at April 30, 2014, the results of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodians and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
August 27, 2014

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2014

                                                                                       Contract                     Net assets
                                      Investment        Due from (to)                  owners - Contract owners - attributable to
                                    securities - at American General Life              annuity    accumulation    contract owner
Sub-accounts                          fair value      Insurance Company    Net Assets  reserves     reserves         reserves
------------                        --------------- --------------------- ------------ -------- ----------------- ---------------
SAST American Funds Global
  Growth Portfolio Class 3           $ 10,125,330            $-           $ 10,125,330 $  1,028   $ 10,124,302     $ 10,125,330
SAST American Funds Growth
  Portfolio Class 3                     4,963,269             -              4,963,269      388      4,962,881        4,963,269
SAST American Funds Growth-
  Income Portfolio Class 3              7,348,622             -              7,348,622      667      7,347,955        7,348,622
SST Allocation Balanced Portfolio
  Class 3                             145,150,485             -            145,150,485    6,445    145,144,040      145,150,485
SST Allocation Growth Portfolio
  Class 3                              87,293,229             -             87,293,229    4,140     87,289,089       87,293,229
SST Allocation Moderate Growth
  Portfolio Class 3                   400,761,274             -            400,761,274        -    400,761,274      400,761,274
SST Allocation Moderate Portfolio
  Class 3                             179,440,763             -            179,440,763  136,468    179,304,295      179,440,763
SST Balanced Growth Strategy
  Class 1                              21,841,263             -             21,841,263  337,237     21,504,026       21,841,263
SST Balanced Growth Strategy
  Class 2                              82,671,758             -             82,671,758  756,843     81,914,915       82,671,758
SST Balanced Growth Strategy
  Class 3                              53,464,832             -             53,464,832   16,236     53,448,596       53,464,832
SST Cash Management Portfolio
  Class 1                               1,290,040             -              1,290,040        -      1,290,040        1,290,040
SST Cash Management Portfolio
  Class 2                              11,313,172             -             11,313,172  135,819     11,177,353       11,313,172
SST Cash Management Portfolio
  Class 3                              21,785,819             -             21,785,819        -     21,785,819       21,785,819
SST Conservative Growth Strategy
  Class 1                              17,612,881             -             17,612,881   18,147     17,594,734       17,612,881
SST Conservative Growth Strategy
  Class 2                              62,006,129             -             62,006,129  184,360     61,821,769       62,006,129
SST Conservative Growth Strategy
  Class 3                              39,069,837             -             39,069,837   31,566     39,038,271       39,069,837
SST Diversified Fixed Income
  Portfolio Class 1                     4,275,733             -              4,275,733        -      4,275,733        4,275,733
SST Diversified Fixed Income
  Portfolio Class 2                    41,735,072             -             41,735,072   84,632     41,650,440       41,735,072
SST Diversified Fixed Income
  Portfolio Class 3                    30,438,162             -             30,438,162    8,738     30,429,424       30,438,162
SST Focus Growth Portfolio
  Class 1                               1,398,684             -              1,398,684    4,398      1,394,286        1,398,684
SST Focus Growth Portfolio
  Class 2                              35,874,943             -             35,874,943   56,389     35,818,554       35,874,943
SST Focus Growth Portfolio
  Class 3                              31,060,219             -             31,060,219   16,032     31,044,187       31,060,219
SST Focus Value Portfolio Class 2      18,391,606             -             18,391,606   55,986     18,335,620       18,391,606
SST Focus Value Portfolio Class 3      15,739,847             -             15,739,847    5,226     15,734,621       15,739,847
SST Growth Strategy Class 1            25,919,785             -             25,919,785        -     25,919,785       25,919,785
SST Growth Strategy Class 2            46,077,734             -             46,077,734   28,526     46,049,208       46,077,734
SST Growth Strategy Class 3            65,284,728             -             65,284,728    6,259     65,278,469       65,284,728
SST International Equity Portfolio
  Class 1                               2,879,492             -              2,879,492   28,291      2,851,201        2,879,492
SST International Equity Portfolio
  Class 2                              30,374,046             -             30,374,046   75,019     30,299,027       30,374,046
SST International Equity Portfolio
  Class 3                              27,693,713             -             27,693,713    5,780     27,687,933       27,693,713
SST Large Cap Growth Portfolio
  Class 1                               4,357,264             -              4,357,264    4,052      4,353,212        4,357,264
SST Large Cap Growth Portfolio
  Class 2                              40,138,063             -             40,138,063   97,659     40,040,404       40,138,063
SST Large Cap Growth Portfolio
  Class 3                              27,816,190             -             27,816,190        -     27,816,190       27,816,190
SST Large Cap Value Portfolio
  Class 1                               4,258,098             -              4,258,098   31,671      4,226,427        4,258,098
SST Large Cap Value Portfolio
  Class 2                              39,308,688             -             39,308,688   92,359     39,216,329       39,308,688
SST Large Cap Value Portfolio
  Class 3                              24,660,474             -             24,660,474   29,083     24,631,391       24,660,474
SST Mid Cap Growth Portfolio
  Class 1                               3,980,853             -              3,980,853   10,359      3,970,494        3,980,853
SST Mid Cap Growth Portfolio
  Class 2                              28,550,765             -             28,550,765   76,132     28,474,633       28,550,765
SST Mid Cap Growth Portfolio
  Class 3                              22,028,832             -             22,028,832   10,609     22,018,223       22,028,832
SST Mid Cap Value Portfolio
  Class 1                               3,645,137             -              3,645,137   28,861      3,616,276        3,645,137
SST Mid Cap Value Portfolio
  Class 2                              36,315,108             -             36,315,108  140,772     36,174,336       36,315,108
SST Mid Cap Value Portfolio
  Class 3                              27,589,163             -             27,589,163   13,765     27,575,398       27,589,163
SST Moderate Growth Strategy
  Class 1                              24,410,410             -             24,410,410  195,844     24,214,566       24,410,410
SST Moderate Growth Strategy
  Class 2                              98,415,385             -             98,415,385   48,712     98,366,673       98,415,385
SST Moderate Growth Strategy
  Class 3                              91,464,870             -             91,464,870   78,955     91,385,915       91,464,870
SST Real Return Portfolio Class 3      18,263,353             -             18,263,353    1,281     18,262,072       18,263,353
SAST Dynamic Allocation
  Portfolio Class 3                    54,753,876             -             54,753,876        -     54,753,876       54,753,876
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3           51,561,591             -             51,561,591        -     51,561,591       51,561,591
SST Small Cap Portfolio Class 1         1,919,326             -              1,919,326   30,352      1,888,974        1,919,326
SST Small Cap Portfolio Class 2        25,587,797             -             25,587,797   91,578     25,496,219       25,587,797
SST Small Cap Portfolio Class 3        18,586,055             -             18,586,055        -     18,586,055       18,586,055
T Rowe Price Blue Chip Growth
  Portfolio Class II                    4,984,915             -              4,984,915      266      4,984,649        4,984,915
T Rowe Price Equity Income
  Portfolio Class II                   10,251,889             -             10,251,889    1,272     10,250,617       10,251,889
Fidelity VIP Contrafund Portfolio
  Service Class 2                       7,657,680             -              7,657,680      527      7,657,153        7,657,680
Fidelity VIP Equity-Income
  Portfolio Service Class 2             9,727,111             -              9,727,111    1,262      9,725,849        9,727,111
Fidelity VIP Investment Grade
  Bond Portfolio Service Class 2       28,220,970             -             28,220,970    3,578     28,217,392       28,220,970
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      14,294,273             -             14,294,273    2,261     14,292,012       14,294,273
Fidelity VIP Overseas Portfolio
  Service Class 2                       8,596,645             -              8,596,645    1,165      8,595,480        8,596,645

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2014

                                                              A              B            A+B=C            D              E
                                                                       Mortality and
                                                                        expense risk                                Capital gain
                                                                            and                       Net realized  distributions
                                                        Dividends from administrative Net investment gain (loss) on  from mutual
Sub-accounts                                             mutual funds     charges     income (loss)   investments       funds
------------                                            -------------- -------------- -------------- -------------- -------------
SAST American Funds Global Growth Portfolio Class 3       $   66,129    $  (180,582)   $  (114,453)   $ 1,686,051    $        -
SAST American Funds Growth Portfolio Class 3                  29,301        (92,706)       (63,405)       970,711             -
SAST American Funds Growth- Income Portfolio Class 3          95,093       (121,560)       (26,467)     1,172,030             -
SST Allocation Balanced Portfolio Class 3                  2,613,581     (2,399,245)       214,336      9,084,641       919,634
SST Allocation Growth Portfolio Class 3                      659,372     (1,378,517)      (719,145)     3,614,892             -
SST Allocation Moderate Growth Portfolio Class 3           5,598,102     (6,717,596)    (1,119,494)    23,225,947             -
SST Allocation Moderate Portfolio Class 3                  2,757,455     (3,006,768)      (249,313)    11,475,074             -
SST Balanced Growth Strategy Class 1                               -       (310,315)      (310,315)     1,566,703             -
SST Balanced Growth Strategy Class 2                               -     (1,406,600)    (1,406,600)     9,741,463             -
SST Balanced Growth Strategy Class 3                               -       (845,494)      (845,494)     4,060,197             -
SST Cash Management Portfolio Class 1                              -        (20,480)       (20,480)        (5,142)            -
SST Cash Management Portfolio Class 2                              -       (199,618)      (199,618)       (72,015)            -
SST Cash Management Portfolio Class 3                              -       (378,083)      (378,083)      (206,848)            -
SST Conservative Growth Strategy Class 1                           -       (256,399)      (256,399)     1,521,758             -
SST Conservative Growth Strategy Class 2                           -     (1,030,574)    (1,030,574)     4,757,456             -
SST Conservative Growth Strategy Class 3                           -       (668,244)      (668,244)     4,036,574             -
SST Diversified Fixed Income Portfolio Class 1                81,452        (67,728)        13,724         33,109        42,587
SST Diversified Fixed Income Portfolio Class 2               675,003       (723,838)       (48,835)       342,101       397,206
SST Diversified Fixed Income Portfolio Class 3               483,095       (534,800)       (51,705)       111,749       299,525
SST Focus Growth Portfolio Class 1                                 -        (20,380)       (20,380)        46,026       110,411
SST Focus Growth Portfolio Class 2                                 -       (589,733)      (589,733)     1,996,795     2,774,180
SST Focus Growth Portfolio Class 3                                 -       (512,925)      (512,925)     2,364,913     2,585,815
SST Focus Value Portfolio Class 2                            102,643       (299,600)      (196,957)     1,158,712             -
SST Focus Value Portfolio Class 3                             65,303       (257,624)      (192,321)     1,060,450             -
SST Growth Strategy Class 1                                        -       (359,738)      (359,738)     1,370,871             -
SST Growth Strategy Class 2                                        -       (750,647)      (750,647)     4,119,481             -
SST Growth Strategy Class 3                                        -       (993,168)      (993,168)     4,179,879             -
SST International Equity Portfolio Class 1                    32,234        (40,480)        (8,246)       126,434             -
SST International Equity Portfolio Class 2                   298,507       (493,233)      (194,726)     1,321,509             -
SST International Equity Portfolio Class 3                   249,045       (439,210)      (190,165)       962,255             -
SST Large Cap Growth Portfolio Class 1                        26,387        (60,271)       (33,884)       277,126       149,388
SST Large Cap Growth Portfolio Class 2                       201,270       (667,955)      (466,685)     3,400,333     1,496,802
SST Large Cap Growth Portfolio Class 3                       107,481       (446,837)      (339,356)     2,625,253     1,042,255
SST Large Cap Value Portfolio Class 1                         40,681        (61,116)       (20,435)       297,251             -
SST Large Cap Value Portfolio Class 2                        333,341       (630,169)      (296,828)     2,461,567             -
SST Large Cap Value Portfolio Class 3                        190,835       (389,237)      (198,402)     1,770,949             -
SST Mid Cap Growth Portfolio Class 1                               -        (57,711)       (57,711)       376,987       106,562
SST Mid Cap Growth Portfolio Class 2                               -       (480,922)      (480,922)     2,798,830       807,179
SST Mid Cap Growth Portfolio Class 3                               -       (362,198)      (362,198)     2,844,335       637,831
SST Mid Cap Value Portfolio Class 1                           26,444        (50,805)       (24,361)       294,256             -
SST Mid Cap Value Portfolio Class 2                          216,624       (581,278)      (364,654)     3,063,512             -
SST Mid Cap Value Portfolio Class 3                          134,084       (421,682)      (287,598)     2,735,577             -
SST Moderate Growth Strategy Class 1                               -       (347,606)      (347,606)     1,957,390             -
SST Moderate Growth Strategy Class 2                               -     (1,591,672)    (1,591,672)     6,667,301             -
SST Moderate Growth Strategy Class 3                               -     (1,449,431)    (1,449,431)     6,760,388             -
SST Real Return Portfolio Class 3                            152,339       (342,355)      (190,016)       202,491             -
SAST Dynamic Allocation Portfolio Class 3                          -       (448,572)      (448,572)        58,540        42,806
SAST SunAmerica Dynamic Strategy Portfolio Class 3                 -       (417,618)      (417,618)        57,436         8,634
SST Small Cap Portfolio Class 1                                    -        (27,539)       (27,539)       139,129             -
SST Small Cap Portfolio Class 2                                    -       (430,746)      (430,746)     2,653,179             -
SST Small Cap Portfolio Class 3                                    -       (305,467)      (305,467)     2,450,127             -
T Rowe Price Blue Chip Growth Portfolio Class II                   -        (82,579)       (82,579)     1,154,488             -
T Rowe Price Equity Income Portfolio Class II                166,516       (176,299)        (9,783)     1,955,594             -
Fidelity VIP Contrafund Portfolio Service Class 2             65,573       (127,229)       (61,656)     1,084,417         2,296
Fidelity VIP Equity- Income Portfolio Service Class 2        222,664       (161,049)        61,615      1,557,148       665,397
Fidelity VIP Investment Grade Bond Portfolio Service
  Class 2                                                    654,767       (483,962)       170,805       (369,443)      384,200
Fidelity VIP Mid Cap Portfolio Service Class 2                41,242       (254,907)      (213,665)     2,410,555     2,073,102
Fidelity VIP Overseas Portfolio Service Class 2              100,136       (153,137)       (53,001)     1,296,014        36,809

                                                                     F                   C+D+E+F

                                                                                        Increase
                                                         Net change in unrealized   (decrease) in net
                                                        appreciation (depreciation) assets resulting
Sub-accounts                                                  of investments         from operations
------------                                            --------------------------- -----------------
SAST American Funds Global Growth Portfolio Class 3             $    26,624            $ 1,598,222
SAST American Funds Growth Portfolio Class 3                          8,565                915,871
SAST American Funds Growth- Income Portfolio Class 3                251,364              1,396,927
SST Allocation Balanced Portfolio Class 3                        (2,305,133)             7,913,478
SST Allocation Growth Portfolio Class 3                           7,524,344             10,420,091
SST Allocation Moderate Growth Portfolio Class 3                 14,202,909             36,309,362
SST Allocation Moderate Portfolio Class 3                         2,044,849             13,270,610
SST Balanced Growth Strategy Class 1                                807,798              2,064,186
SST Balanced Growth Strategy Class 2                               (284,994)             8,049,869
SST Balanced Growth Strategy Class 3                              1,746,694              4,961,397
SST Cash Management Portfolio Class 1                                   877                (24,745)
SST Cash Management Portfolio Class 2                                16,924               (254,709)
SST Cash Management Portfolio Class 3                                72,798               (512,133)
SST Conservative Growth Strategy Class 1                             (6,457)             1,258,902
SST Conservative Growth Strategy Class 2                            445,640              4,172,522
SST Conservative Growth Strategy Class 3                           (502,429)             2,865,901
SST Diversified Fixed Income Portfolio Class 1                     (258,155)              (168,735)
SST Diversified Fixed Income Portfolio Class 2                   (2,344,956)            (1,654,484)
SST Diversified Fixed Income Portfolio Class 3                   (1,694,746)            (1,335,177)
SST Focus Growth Portfolio Class 1                                   87,738                223,795
SST Focus Growth Portfolio Class 2                                1,347,643              5,528,885
SST Focus Growth Portfolio Class 3                                  689,995              5,127,798
SST Focus Value Portfolio Class 2                                 2,119,631              3,081,386
SST Focus Value Portfolio Class 3                                 1,891,244              2,759,373
SST Growth Strategy Class 1                                       2,530,003              3,541,136
SST Growth Strategy Class 2                                       3,026,903              6,395,737
SST Growth Strategy Class 3                                       5,603,880              8,790,591
SST International Equity Portfolio Class 1                          138,972                257,160
SST International Equity Portfolio Class 2                        1,485,999              2,612,782
SST International Equity Portfolio Class 3                        1,647,887              2,419,977
SST Large Cap Growth Portfolio Class 1                              324,388                717,018
SST Large Cap Growth Portfolio Class 2                            2,392,775              6,823,225
SST Large Cap Growth Portfolio Class 3                            1,431,268              4,759,420
SST Large Cap Value Portfolio Class 1                               384,881                661,697
SST Large Cap Value Portfolio Class 2                             3,675,476              5,840,215
SST Large Cap Value Portfolio Class 3                             2,189,986              3,762,533
SST Mid Cap Growth Portfolio Class 1                                239,227                665,065
SST Mid Cap Growth Portfolio Class 2                              1,497,474              4,622,561
SST Mid Cap Growth Portfolio Class 3                                616,467              3,736,435
SST Mid Cap Value Portfolio Class 1                                 337,887                607,782
SST Mid Cap Value Portfolio Class 2                               3,284,316              5,983,174
SST Mid Cap Value Portfolio Class 3                               2,118,571              4,566,550
SST Moderate Growth Strategy Class 1                              1,397,602              3,007,386
SST Moderate Growth Strategy Class 2                              6,658,691             11,734,320
SST Moderate Growth Strategy Class 3                              5,872,143             11,183,100
SST Real Return Portfolio Class 3                                (1,514,190)            (1,501,715)
SAST Dynamic Allocation Portfolio Class 3                         2,422,578              2,075,352
SAST SunAmerica Dynamic Strategy Portfolio Class 3                2,309,871              1,958,323
SST Small Cap Portfolio Class 1                                     242,609                354,199
SST Small Cap Portfolio Class 2                                   2,566,354              4,788,787
SST Small Cap Portfolio Class 3                                   1,446,951              3,591,611
T Rowe Price Blue Chip Growth Portfolio Class II                     71,302              1,143,211
T Rowe Price Equity Income Portfolio Class II                      (299,650)             1,646,161
Fidelity VIP Contrafund Portfolio Service Class 2                   428,982              1,454,039
Fidelity VIP Equity- Income Portfolio Service Class 2              (837,266)             1,446,894
Fidelity VIP Investment Grade Bond Portfolio Service
  Class 2                                                        (1,011,115)              (825,553)
Fidelity VIP Mid Cap Portfolio Service Class 2                   (1,096,902)             3,173,090
Fidelity VIP Overseas Portfolio Service Class 2                       9,467              1,289,289

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS
APRIL 30, 2014

                                                                         Net Asset
                                                                         Value Per Value of Shares Cost of Shares
Sub-accounts                                                    Shares     Share    at Fair Value       Held      Level /(1)/
------------                                                  ---------- --------- --------------- -------------- ----------
SAST American Funds Global Growth Portfolio Class 3              672,154  $15.06    $ 10,125,330    $  7,279,019      1
SAST American Funds Growth Portfolio Class 3                     356,157   13.94       4,963,269       3,657,374      1
SAST American Funds Growth-Income Portfolio Class 3              529,545   13.88       7,348,622       5,093,810      1
SST Allocation Balanced Portfolio Class 3                     11,405,551   12.73     145,150,485     116,608,200      1
SST Allocation Growth Portfolio Class 3                        6,978,890   12.51      87,293,229      66,881,451      1
SST Allocation Moderate Growth Portfolio Class 3              30,595,346   13.10     400,761,274     315,992,655      1
SST Allocation Moderate Portfolio Class 3                     14,098,566   12.73     179,440,763     139,496,666      1
SST Balanced Growth Strategy Class 1
   SST Asset Allocation Diversified Growth Portfolio Class 1     424,758   12.98       5,511,988       3,245,069      1
   SST Multi-Managed Income Equity Portfolio Class 1             939,251   12.83      12,052,306      11,197,155      1
   SST Stock Portfolio Class 1                                   191,991   22.28       4,276,969       2,134,407      1
                                                                                    ------------    ------------
                                                                                      21,841,263      16,576,630
                                                                                    ------------    ------------
SST Balanced Growth Strategy Class 2
   SST Asset Allocation Diversified Growth Portfolio Class 2   1,608,781   12.97      20,863,188      12,873,078      1
   SST Multi-Managed Income Equity Portfolio Class 2           3,561,683   12.81      45,620,184      41,406,356      1
   SST Stock Portfolio Class 2                                   736,974   21.97      16,188,386       8,741,819      1
                                                                                    ------------    ------------
                                                                                      82,671,758      63,021,253
                                                                                    ------------    ------------
SST Balanced Growth Strategy Class 3
   SST Asset Allocation Diversified Growth Portfolio Class 3   1,042,466   12.94      13,492,942       8,626,712      1
   SST Multi-Managed Income Equity Portfolio Class 3           2,309,836   12.77      29,501,087      26,895,848      1
   SST Stock Portfolio Class 3                                   480,661   21.78      10,470,803       5,938,328      1
                                                                                    ------------    ------------
                                                                                      53,464,832      41,460,888
                                                                                    ------------    ------------
SST Cash Management Portfolio Class 1                            121,043   10.66       1,290,040       1,293,401      1
SST Cash Management Portfolio Class 2                          1,070,109   10.57      11,313,172      11,358,415      1
SST Cash Management Portfolio Class 3                          2,072,057   10.51      21,785,819      21,855,735      1
SST Conservative Growth Strategy Class 1
   SST Asset Allocation Diversified Growth Portfolio Class 1     341,999   12.98       4,438,047       2,853,269      1
   SST Multi-Managed Income Portfolio Class 1                    870,354   12.17      10,591,913      10,296,980      1
   SST Stock Portfolio Class 1                                   115,946   22.28       2,582,921       1,456,664      1
                                                                                    ------------    ------------
                                                                                      17,612,881      14,606,914
                                                                                    ------------    ------------
SST Conservative Growth Strategy Class 2
   SST Asset Allocation Diversified Growth Portfolio Class 2   1,204,790   12.97      15,624,108      10,639,910      1
   SST Multi-Managed Income Portfolio Class 2                  3,069,920   12.15      37,288,456      36,785,009      1
   SST Stock Portfolio Class 2                                   413,983   21.97       9,093,566       5,556,924      1
                                                                                    ------------    ------------
                                                                                      62,006,129      52,981,842
                                                                                    ------------    ------------
SST Conservative Growth Strategy Class 3
   SST Asset Allocation Diversified Growth Portfolio Class 3     760,726   12.94       9,846,303       7,394,525      1
   SST Multi-Managed Income Portfolio Class 3                  1,939,917   12.11      23,494,291      23,855,598      1
   SST Stock Portfolio Class 3                                   263,000   21.78       5,729,243       4,051,483      1
                                                                                    ------------    ------------
                                                                                      39,069,837      35,301,606
                                                                                    ------------    ------------
SST Diversified Fixed Income Portfolio Class 1                   366,444   11.67       4,275,733       4,219,008      1
SST Diversified Fixed Income Portfolio Class 2                 3,583,233   11.65      41,735,072      40,960,079      1
SST Diversified Fixed Income Portfolio Class 3                 2,626,202   11.59      30,438,162      30,486,732      1
SST Focus Growth Portfolio Class 1                               120,253   11.63       1,398,684       1,184,634      1
SST Focus Growth Portfolio Class 2                             3,158,006   11.36      35,874,943      28,016,477      1
SST Focus Growth Portfolio Class 3                             2,771,380   11.21      31,060,219      24,922,820      1
SST Focus Value Portfolio Class 2                              1,128,894   16.29      18,391,606      12,791,082      1
SST Focus Value Portfolio Class 3                                968,676   16.25      15,739,847      11,975,301      1
SST Growth Strategy Class 1
   SST Asset Allocation Diversified Growth Portfolio Class 1     506,022   12.98       6,566,533       4,450,510      1
   SST Multi-Managed Growth Portfolio Class 1                    649,666   19.98      12,983,509       9,480,372      1
   SST Stock Portfolio Class 1                                   285,934   22.28       6,369,743       3,571,405      1
                                                                                    ------------    ------------
                                                                                      25,919,785      17,502,288
                                                                                    ------------    ------------
SST Growth Strategy Class 2
   SST Asset Allocation Diversified Growth Portfolio Class 2     900,263   12.97      11,674,905       7,091,676      1
   SST Multi-Managed Growth Portfolio Class 2                  1,156,137   19.96      23,080,814      16,032,388      1
   SST Stock Portfolio Class 2                                   515,433   21.97      11,322,015       5,707,347      1
                                                                                    ------------    ------------
                                                                                      46,077,734      28,831,412
                                                                                    ------------    ------------

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
APRIL 30, 2014

                                                                            Net Asset
                                                                            Value Per Value of Shares at Cost of Shares Level
Sub-accounts                                                       Shares     Share       Fair Value          Held       (1)
------------                                                      --------- --------- ------------------ -------------- -----
SST Growth Strategy Class 3
   SST Asset Allocation Diversified Growth Portfolio Class 3      1,278,002   12.94       16,541,555       10,938,085     1
   SST Multi-Managed Growth Portfolio Class 3                     1,641,959   19.92       32,702,564       24,414,125     1
   SST Stock Portfolio Class 3                                      736,342   21.78       16,040,609        9,257,964     1
                                                                                          ----------       ----------
                                                                                          65,284,728       44,610,173
                                                                                          ----------       ----------
SST International Equity Portfolio Class 1                          316,845    9.09        2,879,492        2,078,012     1
SST International Equity Portfolio Class 2                        3,339,212    9.10       30,374,046       23,037,316     1
SST International Equity Portfolio Class 3                        3,055,109    9.06       27,693,713       22,621,880     1
SST Large Cap Growth Portfolio Class 1                              318,819   13.67        4,357,264        2,914,753     1
SST Large Cap Growth Portfolio Class 2                            2,979,517   13.47       40,138,063       26,871,407     1
SST Large Cap Growth Portfolio Class 3                            2,079,527   13.38       27,816,190       18,800,117     1
SST Large Cap Value Portfolio Class 1                               262,549   16.22        4,258,098        2,901,664     1
SST Large Cap Value Portfolio Class 2                             2,427,213   16.19       39,308,688       26,364,904     1
SST Large Cap Value Portfolio Class 3                             1,525,338   16.17       24,660,474       17,334,192     1
SST Mid Cap Growth Portfolio Class 1                                239,961   16.59        3,980,853        2,229,131     1
SST Mid Cap Growth Portfolio Class 2                              1,769,767   16.13       28,550,765       16,090,749     1
SST Mid Cap Growth Portfolio Class 3                              1,386,845   15.88       22,028,832       13,370,914     1
SST Mid Cap Value Portfolio Class 1                                 180,512   20.19        3,645,137        1,936,091     1
SST Mid Cap Value Portfolio Class 2                               1,802,610   20.15       36,315,108       21,448,948     1
SST Mid Cap Value Portfolio Class 3                               1,372,735   20.10       27,589,163       16,794,330     1
SST Moderate Growth Strategy Class 1
   SST Asset Allocation Diversified Growth Portfolio Class 1        475,836   12.98        6,174,815        3,650,611     1
   SST Multi-Managed Moderate Growth Portfolio Class 1              880,734   15.26       13,443,735       11,565,680     1
   SST Stock Portfolio Class 1                                      215,104   22.28        4,791,860        2,327,399     1
                                                                                          ----------       ----------
                                                                                          24,410,410       17,543,690
                                                                                          ----------       ----------
SST Moderate Growth Strategy Class 2
   SST Asset Allocation Diversified Growth Portfolio Class 2      1,919,700   12.97       24,895,288       15,286,788     1
   SST Multi-Managed Moderate Growth Portfolio Class 2            3,556,813   15.24       54,201,843       46,308,232     1
   SST Stock Portfolio Class 2                                      879,461   21.97       19,318,253       10,227,334     1
                                                                                          ----------       ----------
                                                                                          98,415,385       71,822,354
                                                                                          ----------       ----------
SST Moderate Growth Strategy Class 3
   SST Asset Allocation Diversified Growth Portfolio Class 3      1,787,585   12.94       23,137,236       14,832,154     1
   SST Multi-Managed Moderate Growth Portfolio Class 3            3,315,896   15.19       50,375,752       43,949,448     1
   SST Stock Portfolio Class 3                                      824,079   21.78       17,951,882        9,866,244     1
                                                                                          ----------       ----------
                                                                                          91,464,870       68,647,846
                                                                                          ----------       ----------
SST Real Return Portfolio Class 3                                 1,867,041    9.78       18,263,353       18,000,562     1
SAST Dynamic Allocation Portfolio Class 3                         4,430,352   12.36       54,753,876       52,331,629     1
SAST SunAmerica Dynamic Strategy Portfolio Class 3                4,217,327   12.23       51,561,591       49,251,720     1
SST Small Cap Portfolio Class 1                                     140,985   13.61        1,919,326        1,163,001     1
SST Small Cap Portfolio Class 2                                   1,920,028   13.33       25,587,797       15,541,802     1
SST Small Cap Portfolio Class 3                                   1,412,868   13.15       18,586,055       11,607,926     1
T Rowe Price Blue Chip Growth Portfolio Class II                    277,711   17.95        4,984,915        4,003,230     1
T Rowe Price Equity Income Portfolio Class II                       355,105   28.87       10,251,889        7,031,839     1
Fidelity VIP Contrafund Portfolio Service Class 2                   223,843   34.21        7,657,680        5,461,537     1
Fidelity VIP Equity-Income Portfolio Service Class 2                412,690   23.57        9,727,111        7,726,762     1
Fidelity VIP Investment Grade Bond Portfolio Service Class 2      2,270,392   12.43       28,220,970       28,905,449     1
Fidelity VIP Mid Cap Portfolio Service Class 2                      411,109   34.77       14,294,273       11,792,224     1
Fidelity VIP Overseas Portfolio Service Class 2                     436,600   19.69        8,596,645        6,708,618     1

(1)Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2014 AND 2013

                                                        SAST American                      SAST American
                                                         Funds Global     SAST American    Funds Growth-    SST Allocation
                                                       Growth Portfolio   Funds Growth    Income Portfolio     Balanced
                                                           Class 3      Portfolio Class 3     Class 3      Portfolio Class 3
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                          $  (114,453)      $   (63,405)     $   (26,467)     $    214,336
   Net realized gain (losses)                              1,686,051           970,711        1,172,030         9,084,641
   Capital gain dist from mutual funds                             -                 -                -           919,634
   Change in net unrealized appreciation
     (depreciation) of investments                            26,624             8,565          251,364        (2,305,133)
                                                         -----------       -----------      -----------      ------------
       Increase (decrease) in net assets
         resulting from operations                         1,598,222           915,871        1,396,927         7,913,478
                                                         -----------       -----------      -----------      ------------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                              255,380            72,658          164,114           612,745
   Cost of units redeemed                                 (2,236,290)       (1,600,880)      (1,327,288)      (21,275,291)
   Net transfers                                          (2,074,314)         (973,163)      (1,280,339)      (16,374,036)
   Contract maintenance charge                               (87,486)          (40,270)         (57,987)       (1,185,968)
   Adjustments to net assets allocated to
     contracts in payout period                                   10                 7                9              (193)
                                                         -----------       -----------      -----------      ------------
       Increase (decrease) in net assets
         resulting from principal transactions            (4,142,700)       (2,541,648)      (2,501,491)      (38,222,743)
                                                         -----------       -----------      -----------      ------------
Increase (decrease) in net assets                         (2,544,478)       (1,625,777)      (1,104,564)      (30,309,265)
Net assets at beginning of period                         12,669,808         6,589,046        8,453,186       175,459,750
                                                         -----------       -----------      -----------      ------------
Net assets at end of period                              $10,125,330       $ 4,963,269      $ 7,348,622      $145,150,485
                                                         ===========       ===========      ===========      ============
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                          $   (63,862)      $   (69,887)     $   (27,547)     $   (843,317)
   Net realized gain (losses)                                727,907           428,046          751,635         3,358,499
   Change in net unrealized appreciation
     (depreciation) of investments                           963,509           210,828          498,249        10,373,292
                                                         -----------       -----------      -----------      ------------
Increase (decrease) in net assets resulting from
  operations                                               1,627,554           568,987        1,222,337        12,888,474
                                                         -----------       -----------      -----------      ------------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                               98,051            40,412           99,508           690,243
   Cost of units redeemed                                 (1,413,893)         (625,979)      (1,195,248)      (17,463,474)
   Net transfers                                             511,138           325,322         (619,980)        4,941,679
   Contract maintenance charge                                (1,696)           (1,045)          (1,365)          (22,378)
   Adjustments to net assets allocated to
     contracts in payout period                                    -                 -                -                 -
                                                         -----------       -----------      -----------      ------------
   Increase (decrease) in net assets resulting
     from principal transactions                            (806,400)         (261,290)      (1,717,085)      (11,853,930)
                                                         -----------       -----------      -----------      ------------
   Increase (decrease) in net assets                         821,154           307,697         (494,748)        1,034,544
Net assets at beginning of period                         11,848,654         6,281,349        8,947,934       174,425,206
                                                         -----------       -----------      -----------      ------------
Net assets at end of period                              $12,669,808       $ 6,589,046      $ 8,453,186      $175,459,750
                                                         ===========       ===========      ===========      ============

                                                        SST Allocation   SST Allocation     SST Allocation    SST Balanced
                                                       Growth Portfolio  Moderate Growth  Moderate Portfolio Growth Strategy
                                                           Class 3      Portfolio Class 3      Class 3           Class 1
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                          $   (719,145)    $  (1,119,494)     $   (249,313)     $  (310,315)
   Net realized gain (losses)                               3,614,892        23,225,947        11,475,074        1,566,703
   Capital gain dist from mutual funds                              -                 -                 -                -
   Change in net unrealized appreciation
     (depreciation) of investments                          7,524,344        14,202,909         2,044,849          807,798
                                                         ------------     -------------      ------------      -----------
       Increase (decrease) in net assets
         resulting from operations                         10,420,091        36,309,362        13,270,610        2,064,186
                                                         ------------     -------------      ------------      -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                               600,571         1,656,415         1,506,958           47,251
   Cost of units redeemed                                 (14,285,945)      (49,799,334)      (22,343,248)      (2,407,351)
   Net transfers                                           (1,896,618)      (56,391,669)      (19,819,588)        (527,279)
   Contract maintenance charge                               (448,795)       (3,816,644)       (1,530,426)          (9,500)
   Adjustments to net assets allocated to
     contracts in payout period                                   317                10             1,163          (19,946)
                                                         ------------     -------------      ------------      -----------
       Increase (decrease) in net assets
         resulting from principal transactions            (16,030,470)     (108,351,222)      (42,185,141)      (2,916,825)
                                                         ------------     -------------      ------------      -----------
Increase (decrease) in net assets                          (5,610,379)      (72,041,860)      (28,914,531)        (852,639)
Net assets at beginning of period                          92,903,608       472,803,134       208,355,294       22,693,902
                                                         ------------     -------------      ------------      -----------
Net assets at end of period                              $ 87,293,229     $ 400,761,274      $179,440,763      $21,841,263
                                                         ============     =============      ============      ===========
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                          $   (656,190)    $  (2,101,900)     $ (1,017,136)     $   115,911
   Net realized gain (losses)                              (2,607,978)       (6,566,369)         (746,680)         866,779
   Change in net unrealized appreciation
     (depreciation) of investments                         13,229,537        51,273,448        18,685,353          810,403
                                                         ------------     -------------      ------------      -----------
Increase (decrease) in net assets resulting from
  operations                                                9,965,369        42,605,179        16,921,537        1,793,093
                                                         ------------     -------------      ------------      -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                               269,534         2,723,008         1,029,711           15,466
   Cost of units redeemed                                 (12,445,788)      (44,351,288)      (24,713,863)      (2,058,332)
   Net transfers                                           (5,092,751)       (8,685,132)       (2,636,696)        (230,324)
   Contract maintenance charge                                (39,361)          (85,069)          (39,073)         (10,685)
   Adjustments to net assets allocated to
     contracts in payout period                                  (487)                -            (2,015)          21,135
                                                         ------------     -------------      ------------      -----------
   Increase (decrease) in net assets resulting
     from principal transactions                          (17,308,853)      (50,398,481)      (26,361,936)      (2,262,740)
                                                         ------------     -------------      ------------      -----------
   Increase (decrease) in net assets                       (7,343,484)       (7,793,302)       (9,440,399)        (469,647)
Net assets at beginning of period                         100,247,092       480,596,436       217,795,693       23,163,549
                                                         ------------     -------------      ------------      -----------
Net assets at end of period                              $ 92,903,608     $ 472,803,134      $208,355,294      $22,693,902
                                                         ============     =============      ============      ===========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED APRIL 30, 2014 AND 2013

                                                        SST Balanced    SST Balanced       SST Cash          SST Cash
                                                       Growth Strategy Growth Strategy    Management        Management
                                                           Class 2         Class 3     Portfolio Class 1 Portfolio Class 2
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                         $ (1,406,600)   $   (845,494)     $  (20,480)      $   (199,618)
   Net realized gain (losses)                              9,741,463       4,060,197          (5,142)           (72,015)
   Capital gain dist from mutual funds                             -               -               -                  -
   Change in net unrealized appreciation
     (depreciation) of investments                          (284,994)      1,746,694             877             16,924
                                                        ------------    ------------      ----------       ------------
       Increase (decrease) in net assets
         resulting from operations                         8,049,869       4,961,397         (24,745)          (254,709)
                                                        ------------    ------------      ----------       ------------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                              812,162         451,817               -            855,380
   Cost of units redeemed                                (16,924,050)     (8,821,718)       (139,344)       (10,910,081)
   Net transfers                                          (1,876,526)        290,646         186,340          8,535,576
   Contract maintenance charge                               (57,130)       (161,051)           (720)           (32,167)
   Adjustments to net assets allocated to
     contracts in payout period                                1,935            (331)              -              2,339
                                                        ------------    ------------      ----------       ------------
       Increase (decrease) in net assets
         resulting from principal transactions           (18,043,609)     (8,240,637)         46,276         (1,548,953)
                                                        ------------    ------------      ----------       ------------
Increase (decrease) in net assets                         (9,993,740)     (3,279,240)         21,531         (1,803,662)
Net assets at beginning of period                         92,665,498      56,744,072       1,268,509         13,116,834
                                                        ------------    ------------      ----------       ------------
Net assets at end of period                             $ 82,671,758    $ 53,464,832      $1,290,040       $ 11,313,172
                                                        ============    ============      ==========       ============
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                         $    165,819    $     97,981      $  (20,937)      $   (263,927)
   Net realized gain (losses)                              6,505,485       4,902,984         (11,927)           (98,547)
   Change in net unrealized appreciation
     (depreciation) of investments                           223,251        (684,943)          6,887             18,209
                                                        ------------    ------------      ----------       ------------
Increase (decrease) in net assets resulting from
  operations                                               6,894,555       4,316,022         (25,977)          (344,265)
                                                        ------------    ------------      ----------       ------------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                              480,308         803,025             112             63,121
   Cost of units redeemed                                (16,124,539)     (8,949,444)       (589,356)       (10,163,763)
   Net transfers                                           1,015,245      (2,409,115)         (6,824)         3,620,586
   Contract maintenance charge                               (26,423)        (16,836)         (1,114)            (7,698)
   Adjustments to net assets allocated to
     contracts in payout period                                5,074              36               -             10,335
                                                        ------------    ------------      ----------       ------------
   Increase (decrease) in net assets resulting
     from principal transactions                         (14,650,335)    (10,572,334)       (597,182)        (6,477,419)
                                                        ------------    ------------      ----------       ------------
   Increase (decrease) in net assets                      (7,755,780)     (6,256,312)       (623,159)        (6,821,684)
Net assets at beginning of period                        100,421,278      63,000,384       1,891,668         19,938,518
                                                        ------------    ------------      ----------       ------------
Net assets at end of period                             $ 92,665,498    $ 56,744,072      $1,268,509       $ 13,116,834
                                                        ============    ============      ==========       ============

                                                           SST Cash      SST Conservative SST Conservative SST Conservative
                                                          Management     Growth Strategy  Growth Strategy  Growth Strategy
                                                       Portfolio Class 3     Class 1          Class 2          Class 3
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                          $   (378,083)     $  (256,399)     $ (1,030,574)    $   (668,244)
   Net realized gain (losses)                                (206,848)       1,521,758         4,757,456        4,036,574
   Capital gain dist from mutual funds                              -                -                 -                -
   Change in net unrealized appreciation
     (depreciation) of investments                             72,798           (6,457)          445,640         (502,429)
                                                         ------------      -----------      ------------     ------------
       Increase (decrease) in net assets
         resulting from operations                           (512,133)       1,258,902         4,172,522        2,865,901
                                                         ------------      -----------      ------------     ------------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                             1,635,037            1,970           129,788          716,935
   Cost of units redeemed                                 (17,849,421)      (2,498,290)      (10,609,261)     (11,351,905)
   Net transfers                                           10,062,915         (357,253)       (2,096,422)      (1,382,654)
   Contract maintenance charge                               (201,023)          (6,349)          (37,218)        (138,005)
   Adjustments to net assets allocated to
     contracts in payout period                                  (661)           1,380            13,623             (355)
                                                         ------------      -----------      ------------     ------------
       Increase (decrease) in net assets
         resulting from principal transactions             (6,353,153)      (2,858,542)      (12,599,490)     (12,155,984)
                                                         ------------      -----------      ------------     ------------
Increase (decrease) in net assets                          (6,865,286)      (1,599,640)       (8,426,968)      (9,290,083)
Net assets at beginning of period                          28,651,105       19,212,521        70,433,097       48,359,920
                                                         ------------      -----------      ------------     ------------
Net assets at end of period                              $ 21,785,819      $17,612,881      $ 62,006,129     $ 39,069,837
                                                         ============      ===========      ============     ============
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                          $   (523,737)     $   112,416      $    207,431     $    156,545
   Net realized gain (losses)                                (312,504)       1,385,199         7,661,731        3,787,424
   Change in net unrealized appreciation
     (depreciation) of investments                            114,184         (114,424)       (2,933,458)        (498,523)
                                                         ------------      -----------      ------------     ------------
Increase (decrease) in net assets resulting from
  operations                                                 (722,057)       1,383,191         4,935,704        3,445,446
                                                         ------------      -----------      ------------     ------------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                               919,134            4,174           209,097        1,037,088
   Cost of units redeemed                                 (19,609,618)      (2,793,499)      (14,918,223)     (10,731,316)
   Net transfers                                            7,403,870          191,934         1,465,897          740,325
   Contract maintenance charge                                (10,697)          (7,505)          (17,505)          (9,425)
   Adjustments to net assets allocated to
     contracts in payout period                                 1,249              120            53,689           (1,350)
                                                         ------------      -----------      ------------     ------------
   Increase (decrease) in net assets resulting
     from principal transactions                          (11,296,062)      (2,604,776)      (13,207,045)      (8,964,678)
                                                         ------------      -----------      ------------     ------------
   Increase (decrease) in net assets                      (12,018,119)      (1,221,585)       (8,271,341)      (5,519,232)
Net assets at beginning of period                          40,669,224       20,434,106        78,704,438       53,879,152
                                                         ------------      -----------      ------------     ------------
Net assets at end of period                              $ 28,651,105      $19,212,521      $ 70,433,097     $ 48,359,920
                                                         ============      ===========      ============     ============

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED APRIL 30, 2014 AND 2013

                                                        SST Diversified   SST Diversified   SST Diversified     SST Focus
                                                         Fixed Income      Fixed Income      Fixed Income    Growth Portfolio
                                                       Portfolio Class 1 Portfolio Class 2 Portfolio Class 3     Class 1
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                           $    13,724      $    (48,835)     $    (51,705)      $  (20,380)
   Net realized gain (losses)                                  33,109           342,101           111,749           46,026
   Capital gain dist from mutual funds                         42,587           397,206           299,525          110,411
   Change in net unrealized appreciation
     (depreciation) of investments                           (258,155)       (2,344,956)       (1,694,746)          87,738
                                                          -----------      ------------      ------------       ----------
       Increase (decrease) in net assets
         resulting from operations                           (168,735)       (1,654,484)       (1,335,177)         223,795
                                                          -----------      ------------      ------------       ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                     -           164,365            97,141            1,560
   Cost of units redeemed                                    (820,667)       (7,728,577)       (6,509,039)        (179,143)
   Net transfers                                             (522,557)         (913,483)       (2,900,836)         (73,057)
   Contract maintenance charge                                 (1,446)          (51,902)         (100,828)            (748)
   Adjustments to net assets allocated to
     contracts in payout period                                    50            (7,551)             (140)             557
                                                          -----------      ------------      ------------       ----------
       Increase (decrease) in net assets
         resulting from principal transactions             (1,344,620)       (8,537,148)       (9,413,702)        (250,831)
                                                          -----------      ------------      ------------       ----------
Increase (decrease) in net assets                          (1,513,355)      (10,191,632)      (10,748,879)         (27,036)
Net assets at beginning of period                           5,789,088        51,926,704        41,187,041        1,425,720
                                                          -----------      ------------      ------------       ----------
Net assets at end of period                               $ 4,275,733      $ 41,735,072      $ 30,438,162       $1,398,684
                                                          ===========      ============      ============       ==========
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                           $    48,969      $    210,278      $    187,799       $  (20,161)
   Net realized gain (losses)                                 254,749         2,406,974         2,372,157           49,037
   Change in net unrealized appreciation
     (depreciation) of investments                           (117,474)       (1,121,908)       (1,424,781)         (18,896)
                                                          -----------      ------------      ------------       ----------
Increase (decrease) in net assets resulting from
  operations                                                  186,244         1,495,344         1,135,175            9,980
                                                          -----------      ------------      ------------       ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                               201,773            48,909           435,622            2,498
   Cost of units redeemed                                    (714,669)      (10,835,816)       (9,027,864)        (257,258)
   Net transfers                                               12,793         2,742,173         2,938,038           (8,434)
   Contract maintenance charge                                 (1,628)          (14,809)           (8,402)          (1,136)
   Adjustments to net assets allocated to
     contracts in payout period                                (1,099)              352               (73)           6,117
                                                          -----------      ------------      ------------       ----------
   Increase (decrease) in net assets resulting
     from principal transactions                             (502,830)       (8,059,191)       (5,662,679)        (258,213)
                                                          -----------      ------------      ------------       ----------
   Increase (decrease) in net assets                         (316,586)       (6,563,847)       (4,527,504)        (248,233)
Net assets at beginning of period                           6,105,674        58,490,551        45,714,545        1,673,953
                                                          -----------      ------------      ------------       ----------
Net assets at end of period                               $ 5,789,088      $ 51,926,704      $ 41,187,041       $1,425,720
                                                          ===========      ============      ============       ==========

                                                          SST Focus        SST Focus
                                                       Growth Portfolio Growth Portfolio  SST Focus Value   SST Focus Value
                                                           Class 2          Class 3      Portfolio Class 2 Portfolio Class 3
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                          $   (589,733)    $   (512,925)     $  (196,957)      $  (192,321)
   Net realized gain (losses)                               1,996,795        2,364,913        1,158,712         1,060,450
   Capital gain dist from mutual funds                      2,774,180        2,585,815                -                 -
   Change in net unrealized appreciation
     (depreciation) of investments                          1,347,643          689,995        2,119,631         1,891,244
                                                         ------------     ------------      -----------       -----------
       Increase (decrease) in net assets
         resulting from operations                          5,528,885        5,127,798        3,081,386         2,759,373
                                                         ------------     ------------      -----------       -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                80,645          165,484           20,594            68,528
   Cost of units redeemed                                  (4,982,862)      (6,458,327)      (2,687,749)       (3,331,518)
   Net transfers                                           (1,850,840)      (1,884,478)        (678,587)         (646,277)
   Contract maintenance charge                                (33,478)        (116,362)         (21,291)          (60,496)
   Adjustments to net assets allocated to
     contracts in payout period                                 1,045             (481)             741                21
                                                         ------------     ------------      -----------       -----------
       Increase (decrease) in net assets
         resulting from principal transactions             (6,785,490)      (8,294,164)      (3,366,292)       (3,969,742)
                                                         ------------     ------------      -----------       -----------
Increase (decrease) in net assets                          (1,256,605)      (3,166,366)        (284,906)       (1,210,369)
Net assets at beginning of period                          37,131,548       34,226,585       18,676,512        16,950,216
                                                         ------------     ------------      -----------       -----------
Net assets at end of period                              $ 35,874,943     $ 31,060,219      $18,391,606       $15,739,847
                                                         ============     ============      ===========       ===========
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                          $   (627,148)    $   (581,599)     $  (235,142)      $  (219,829)
   Net realized gain (losses)                               2,928,263        1,842,233       (1,522,411)       (2,021,754)
   Change in net unrealized appreciation
     (depreciation) of investments                         (2,446,380)      (1,479,179)       3,977,245         4,289,747
                                                         ------------     ------------      -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                 (145,265)        (218,545)       2,219,692         2,048,164
                                                         ------------     ------------      -----------       -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                50,963          306,634           18,201           106,611
   Cost of units redeemed                                  (8,200,451)      (8,469,393)      (3,586,407)       (3,574,812)
   Net transfers                                           (2,855,747)      (4,232,932)      (1,076,788)         (985,757)
   Contract maintenance charge                                (17,558)         (19,308)          (6,839)           (6,550)
   Adjustments to net assets allocated to
     contracts in payout period                                 2,373             (200)           2,416              (588)
                                                         ------------     ------------      -----------       -----------
   Increase (decrease) in net assets resulting
     from principal transactions                          (11,020,420)     (12,415,199)      (4,649,417)       (4,461,096)
                                                         ------------     ------------      -----------       -----------
   Increase (decrease) in net assets                      (11,165,685)     (12,633,744)      (2,429,725)       (2,412,932)
Net assets at beginning of period                          48,297,233       46,860,329       21,106,237        19,363,148
                                                         ------------     ------------      -----------       -----------
Net assets at end of period                              $ 37,131,548     $ 34,226,585      $18,676,512       $16,950,216
                                                         ============     ============      ===========       ===========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED APRIL 30, 2014 AND 2013

                                                                                                          SST International
                                                          SST Growth       SST Growth       SST Growth    Equity Portfolio
                                                       Strategy Class 1 Strategy Class 2 Strategy Class 3      Class 1
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                          $  (359,738)     $   (750,647)    $  (993,168)      $   (8,246)
   Net realized gain (losses)                              1,370,871         4,119,481       4,179,879          126,434
   Capital gain dist from mutual funds                             -                 -               -                -
   Change in net unrealized appreciation
     (depreciation) of investments                         2,530,003         3,026,903       5,603,880          138,972
                                                         -----------      ------------     -----------       ----------
       Increase (decrease) in net assets
         resulting from operations                         3,541,136         6,395,737       8,790,591          257,160
                                                         -----------      ------------     -----------       ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                               27,986           115,811         186,602                -
   Cost of units redeemed                                 (2,268,414)       (6,423,025)     (8,207,719)        (298,999)
   Net transfers                                              33,597          (739,719)      1,880,040         (126,323)
   Contract maintenance charge                               (15,600)          (42,514)       (286,388)            (863)
   Adjustments to net assets allocated to
     contracts in payout period                                  (22)            1,300              33           (7,044)
                                                         -----------      ------------     -----------       ----------
       Increase (decrease) in net assets
         resulting from principal transactions            (2,222,453)       (7,088,147)     (6,427,432)        (433,229)
                                                         -----------      ------------     -----------       ----------
Increase (decrease) in net assets                          1,318,683          (692,410)      2,363,159         (176,069)
Net assets at beginning of period                         24,601,102        46,770,144      62,921,569        3,055,561
                                                         -----------      ------------     -----------       ----------
Net assets at end of period                              $25,919,785      $ 46,077,734     $65,284,728       $2,879,492
                                                         ===========      ============     ===========       ==========
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                          $  (127,696)     $   (412,779)    $  (528,533)      $    3,036
   Net realized gain (losses)                               (148,178)        2,492,520         523,940          (57,620)
   Change in net unrealized appreciation
     (depreciation) of investments                         2,172,800         1,402,680       4,715,951          420,687
                                                         -----------      ------------     -----------       ----------
Increase (decrease) in net assets resulting from
  operations                                               1,896,926         3,482,421       4,711,358          366,103
                                                         -----------      ------------     -----------       ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                               30,110            57,260         586,117               24
   Cost of units redeemed                                 (2,606,838)       (8,015,276)     (6,579,509)        (419,178)
   Net transfers                                            (197,579)       (2,463,801)     (1,484,813)        (164,027)
   Contract maintenance charge                               (19,040)          (23,567)        (24,457)          (1,150)
   Adjustments to net assets allocated to
     contracts in payout period                                 (346)           12,159              11            7,044
                                                         -----------      ------------     -----------       ----------
   Increase (decrease) in net assets resulting
     from principal transactions                          (2,793,693)      (10,433,225)     (7,502,651)        (577,287)
                                                         -----------      ------------     -----------       ----------
   Increase (decrease) in net assets                        (896,767)       (6,950,804)     (2,791,293)        (211,184)
Net assets at beginning of period                         25,497,869        53,720,948      65,712,862        3,266,745
                                                         -----------      ------------     -----------       ----------
Net assets at end of period                              $24,601,102      $ 46,770,144     $62,921,569       $3,055,561
                                                         ===========      ============     ===========       ==========

                                                       SST International SST International  SST Large Cap    SST Large Cap
                                                       Equity Portfolio  Equity Portfolio  Growth Portfolio Growth Portfolio
                                                            Class 2           Class 3          Class 1          Class 2
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                           $  (194,726)      $  (190,165)      $  (33,884)     $  (466,685)
   Net realized gain (losses)                               1,321,509           962,255          277,126        3,400,333
   Capital gain dist from mutual funds                              -                 -          149,388        1,496,802
   Change in net unrealized appreciation
     (depreciation) of investments                          1,485,999         1,647,887          324,388        2,392,775
                                                          -----------       -----------       ----------      -----------
       Increase (decrease) in net assets
         resulting from operations                          2,612,782         2,419,977          717,018        6,823,225
                                                          -----------       -----------       ----------      -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                79,233           132,173            1,115          130,873
   Cost of units redeemed                                  (3,994,354)       (4,497,760)        (399,149)      (6,605,420)
   Net transfers                                              131,189          (402,037)        (186,252)      (1,354,640)
   Contract maintenance charge                                (56,284)         (116,667)          (1,772)         (63,170)
   Adjustments to net assets allocated to
     contracts in payout period                                 1,057                64             (175)           1,531
                                                          -----------       -----------       ----------      -----------
       Increase (decrease) in net assets
         resulting from principal transactions             (3,839,159)       (4,884,227)        (586,233)      (7,890,826)
                                                          -----------       -----------       ----------      -----------
Increase (decrease) in net assets                          (1,226,377)       (2,464,250)         130,785       (1,067,601)
Net assets at beginning of period                          31,600,423        30,157,963        4,226,479       41,205,664
                                                          -----------       -----------       ----------      -----------
Net assets at end of period                               $30,374,046       $27,693,713       $4,357,264      $40,138,063
                                                          ===========       ===========       ==========      ===========
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                           $   (88,703)      $   (72,752)      $  (36,986)     $  (517,651)
   Net realized gain (losses)                              (1,378,755)       (2,455,412)         169,170        3,804,047
   Change in net unrealized appreciation
     (depreciation) of investments                          4,975,877         5,902,235          301,341          763,445
                                                          -----------       -----------       ----------      -----------
Increase (decrease) in net assets resulting from
  operations                                                3,508,419         3,374,071          433,525        4,049,841
                                                          -----------       -----------       ----------      -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                34,330           195,490            1,715           35,623
   Cost of units redeemed                                  (4,667,407)       (4,025,601)        (557,115)      (6,477,217)
   Net transfers                                           (1,531,526)       (1,887,928)        (116,152)      (1,834,543)
   Contract maintenance charge                                 (8,001)           (9,293)          (2,260)         (11,304)
   Adjustments to net assets allocated to
     contracts in payout period                                 1,656              (583)              73           (1,608)
                                                          -----------       -----------       ----------      -----------
   Increase (decrease) in net assets resulting
     from principal transactions                           (6,170,948)       (5,727,915)        (673,739)      (8,289,049)
                                                          -----------       -----------       ----------      -----------
   Increase (decrease) in net assets                       (2,662,529)       (2,353,844)        (240,214)      (4,239,208)
Net assets at beginning of period                          34,262,952        32,511,807        4,466,693       45,444,872
                                                          -----------       -----------       ----------      -----------
Net assets at end of period                               $31,600,423       $30,157,963       $4,226,479      $41,205,664
                                                          ===========       ===========       ==========      ===========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED APRIL 30, 2014 AND 2013

                                                        SST Large Cap    SST Large Cap   SST Large Cap   SST Large Cap
                                                       Growth Portfolio Value Portfolio Value Portfolio Value Portfolio
                                                           Class 3          Class 1         Class 2         Class 3
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                          $  (339,356)     $  (20,435)     $  (296,828)    $  (198,402)
   Net realized gain (losses)                              2,625,253         297,251        2,461,567       1,770,949
   Capital gain dist from mutual funds                     1,042,255               -                -               -
   Change in net unrealized appreciation
     (depreciation) of investments                         1,431,268         384,881        3,675,476       2,189,986
                                                         -----------      ----------      -----------     -----------
       Increase (decrease) in net assets
         resulting from operations                         4,759,420         661,697        5,840,215       3,762,533
                                                         -----------      ----------      -----------     -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                               86,663             425           86,284         142,342
   Cost of units redeemed                                 (5,370,368)       (597,501)      (4,805,606)     (4,399,563)
   Net transfers                                          (1,117,198)       (271,855)        (794,222)       (459,962)
   Contract maintenance charge                               (86,344)         (1,501)         (51,423)        (72,058)
   Adjustments to net assets allocated to
     contracts in payout period                                    -          (4,900)           1,137             160
                                                         -----------      ----------      -----------     -----------
       Increase (decrease) in net assets
         resulting from principal transactions            (6,487,247)       (875,332)      (5,563,830)     (4,789,081)
                                                         -----------      ----------      -----------     -----------
Increase (decrease) in net assets                         (1,727,827)       (213,635)         276,385      (1,026,548)
Net assets at beginning of period                         29,544,017       4,471,733       39,032,303      25,687,022
                                                         -----------      ----------      -----------     -----------
Net assets at end of period                              $27,816,190      $4,258,098      $39,308,688     $24,660,474
                                                         ===========      ==========      ===========     ===========
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                          $  (389,451)     $     (264)     $  (153,970)    $  (112,721)
   Net realized gain (losses)                              1,978,684        (264,944)         461,680        (882,874)
   Change in net unrealized appreciation
     (depreciation) of investments                         1,346,146         959,001        5,594,868       4,892,512
                                                         -----------      ----------      -----------     -----------
Increase (decrease) in net assets resulting from
  operations                                               2,935,379         693,793        5,902,578       3,896,917
                                                         -----------      ----------      -----------     -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                              248,364           1,777           42,789         178,068
   Cost of units redeemed                                 (4,898,630)       (520,991)      (5,529,744)     (4,057,729)
   Net transfers                                          (1,715,500)       (407,747)      (2,074,398)     (2,261,872)
   Contract maintenance charge                                (8,901)         (1,920)          (9,141)         (7,359)
   Adjustments to net assets allocated to
     contracts in payout period                                    -           4,952           (3,172)           (497)
                                                         -----------      ----------      -----------     -----------
   Increase (decrease) in net assets resulting
     from principal transactions                          (6,374,667)       (923,929)      (7,573,666)     (6,149,389)
                                                         -----------      ----------      -----------     -----------
   Increase (decrease) in net assets                      (3,439,288)       (230,136)      (1,671,088)     (2,252,472)
Net assets at beginning of period                         32,983,305       4,701,869       40,703,391      27,939,494
                                                         -----------      ----------      -----------     -----------
Net assets at end of period                              $29,544,017      $4,471,733      $39,032,303     $25,687,022
                                                         ===========      ==========      ===========     ===========

                                                         SST Mid Cap      SST Mid Cap      SST Mid Cap      SST Mid Cap
                                                       Growth Portfolio Growth Portfolio Growth Portfolio Value Portfolio
                                                           Class 1          Class 2          Class 3          Class 1
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                           $  (57,711)     $  (480,922)     $  (362,198)     $  (24,361)
   Net realized gain (losses)                                376,987        2,798,830        2,844,335         294,256
   Capital gain dist from mutual funds                       106,562          807,179          637,831               -
   Change in net unrealized appreciation
     (depreciation) of investments                           239,227        1,497,474          616,467         337,887
                                                          ----------      -----------      -----------      ----------
       Increase (decrease) in net assets
         resulting from operations                           665,065        4,622,561        3,736,435         607,782
                                                          ----------      -----------      -----------      ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                    -           75,256          134,954             290
   Cost of units redeemed                                   (450,667)      (4,120,401)      (4,928,559)       (422,866)
   Net transfers                                            (224,040)         (12,836)        (140,013)       (159,230)
   Contract maintenance charge                                (1,581)         (30,046)         (73,347)         (1,463)
   Adjustments to net assets allocated to
     contracts in payout period                                 (574)           1,066             (388)         (4,043)
                                                          ----------      -----------      -----------      ----------
       Increase (decrease) in net assets
         resulting from principal transactions              (676,862)      (4,086,961)      (5,007,353)       (587,312)
                                                          ----------      -----------      -----------      ----------
Increase (decrease) in net assets                            (11,797)         535,600       (1,270,918)         20,470
Net assets at beginning of period                          3,992,650       28,015,165       23,299,750       3,624,667
                                                          ----------      -----------      -----------      ----------
Net assets at end of period                               $3,980,853      $28,550,765      $22,028,832      $3,645,137
                                                          ==========      ===========      ===========      ==========
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                           $  (56,883)     $  (454,555)     $  (360,636)     $  (28,148)
   Net realized gain (losses)                                501,415        2,337,248        1,614,575         (85,177)
   Change in net unrealized appreciation
     (depreciation) of investments                           (30,849)         834,140        1,020,067         702,675
                                                          ----------      -----------      -----------      ----------
Increase (decrease) in net assets resulting from
  operations                                                 413,683        2,716,833        2,274,006         589,350
                                                          ----------      -----------      -----------      ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                   19           36,504          123,450         109,361
   Cost of units redeemed                                   (631,610)      (4,618,533)      (4,022,991)       (534,621)
   Net transfers                                            (253,548)      (1,990,887)      (1,548,616)       (211,198)
   Contract maintenance charge                                (2,004)          (7,931)          (8,124)         (2,041)
   Adjustments to net assets allocated to
     contracts in payout period                                  242              468             (340)          4,133
                                                          ----------      -----------      -----------      ----------
   Increase (decrease) in net assets resulting
     from principal transactions                            (886,901)      (6,580,379)      (5,456,621)       (634,366)
                                                          ----------      -----------      -----------      ----------
   Increase (decrease) in net assets                        (473,218)      (3,863,546)      (3,182,615)        (45,016)
Net assets at beginning of period                          4,465,868       31,878,711       26,482,365       3,669,683
                                                          ----------      -----------      -----------      ----------
Net assets at end of period                               $3,992,650      $28,015,165      $23,299,750      $3,624,667
                                                          ==========      ===========      ===========      ==========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED APRIL 30, 2014 AND 2013

                                                         SST Mid Cap     SST Mid Cap    SST Moderate    SST Moderate
                                                       Value Portfolio Value Portfolio Growth Strategy Growth Strategy
                                                           Class 2         Class 3         Class 1         Class 2
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                          $  (364,654)    $  (287,598)    $  (347,606)   $ (1,591,672)
   Net realized gain (losses)                              3,063,512       2,735,577       1,957,390       6,667,301
   Capital gain dist from mutual funds                             -               -               -               -
   Change in net unrealized appreciation
     (depreciation) of investments                         3,284,316       2,118,571       1,397,602       6,658,691
                                                         -----------     -----------     -----------    ------------
       Increase (decrease) in net assets
         resulting from operations                         5,983,174       4,566,550       3,007,386      11,734,320
                                                         -----------     -----------     -----------    ------------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                               67,950         166,391         151,035         391,367
   Cost of units redeemed                                 (4,428,365)     (4,985,850)     (3,422,091)    (11,632,176)
   Net transfers                                          (1,012,163)        166,080         (99,823)        494,119
   Contract maintenance charge                               (45,205)        (87,672)        (13,349)        (77,013)
   Adjustments to net assets allocated to
     contracts in payout period                                  931               9          (8,642)            443
                                                         -----------     -----------     -----------    ------------
       Increase (decrease) in net assets
         resulting from principal transactions            (5,416,852)     (4,741,042)     (3,392,870)    (10,823,260)
                                                         -----------     -----------     -----------    ------------
Increase (decrease) in net assets                            566,322        (174,492)       (385,484)        911,060
Net assets at beginning of period                         35,748,786      27,763,655      24,795,894      97,504,325
                                                         -----------     -----------     -----------    ------------
Net assets at end of period                              $36,315,108     $27,589,163     $24,410,410    $ 98,415,385
                                                         ===========     ===========     ===========    ============
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                          $  (397,440)    $  (304,558)    $   (45,809)   $   (512,519)
   Net realized gain (losses)                             (1,316,277)       (666,213)        408,111       8,672,559
   Change in net unrealized appreciation
     (depreciation) of investments                         7,189,427       5,268,910       1,451,311      (1,080,129)
                                                         -----------     -----------     -----------    ------------
Increase (decrease) in net assets resulting from
  operations                                               5,475,710       4,298,139       1,813,613       7,079,911
                                                         -----------     -----------     -----------    ------------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                               27,861         146,787           4,017         132,355
   Cost of units redeemed                                 (4,955,279)     (4,158,754)     (3,944,844)    (20,366,621)
   Net transfers                                          (1,264,272)       (976,391)       (925,858)     (1,650,982)
   Contract maintenance charge                                (9,742)         (9,542)        (16,132)        (33,038)
   Adjustments to net assets allocated to
     contracts in payout period                                 (318)           (253)         (5,854)          1,198
                                                         -----------     -----------     -----------    ------------
   Increase (decrease) in net assets resulting
     from principal transactions                          (6,201,750)     (4,998,153)     (4,888,671)    (21,917,088)
                                                         -----------     -----------     -----------    ------------
   Increase (decrease) in net assets                        (726,040)       (700,014)     (3,075,058)    (14,837,177)
Net assets at beginning of period                         36,474,826      28,463,669      27,870,952     112,341,502
                                                         -----------     -----------     -----------    ------------
Net assets at end of period                              $35,748,786     $27,763,655     $24,795,894    $ 97,504,325
                                                         ===========     ===========     ===========    ============

                                                        SST Moderate       SST Real        SAST Dynamic     SAST SunAmerica
                                                       Growth Strategy      Return          Allocation     Dynamic Strategy
                                                           Class 3     Portfolio Class 3 Portfolio Class 3 Portfolio Class 3
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                         $ (1,449,431)     $  (190,016)      $  (448,572)      $  (417,618)
   Net realized gain (losses)                              6,760,388          202,491            58,540            57,436
   Capital gain dist from mutual funds                             -                -            42,806             8,634
   Change in net unrealized appreciation
     (depreciation) of investments                         5,872,143       (1,514,190)        2,422,578         2,309,871
                                                        ------------      -----------       -----------       -----------
       Increase (decrease) in net assets
         resulting from operations                        11,183,100       (1,501,715)        2,075,352         1,958,323
                                                        ------------      -----------       -----------       -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                              820,122          557,377            26,285            26,285
   Cost of units redeemed                                (15,266,436)      (4,544,771)       (1,425,157)       (1,394,101)
   Net transfers                                             (50,741)      (3,289,651)       54,413,273        51,281,950
   Contract maintenance charge                              (344,381)         (75,403)         (335,875)         (310,866)
   Adjustments to net assets allocated to
     contracts in payout period                                1,703              147                (2)                -
                                                        ------------      -----------       -----------       -----------
       Increase (decrease) in net assets
         resulting from principal transactions           (14,839,733)      (7,352,301)       52,678,524        49,603,268
                                                        ------------      -----------       -----------       -----------
Increase (decrease) in net assets                         (3,656,633)      (8,854,016)       54,753,876        51,561,591
Net assets at beginning of period                         95,121,503       27,117,369                 -                 -
                                                        ------------      -----------       -----------       -----------
Net assets at end of period                             $ 91,464,870      $18,263,353       $54,753,876       $51,561,591
                                                        ============      ===========       ===========       ===========
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                         $   (459,647)     $   287,091       $         -       $         -
   Net realized gain (losses)                              1,821,996          960,305                 -                 -
   Change in net unrealized appreciation
     (depreciation) of investments                         5,670,105         (990,259)                -                 -
                                                        ------------      -----------       -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                               7,032,454          257,137                 -                 -
                                                        ------------      -----------       -----------       -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                              616,037          370,321                 -                 -
   Cost of units redeemed                                (11,709,626)      (6,277,360)                -                 -
   Net transfers                                           1,535,456        1,872,332                 -                 -
   Contract maintenance charge                               (28,810)          (4,094)                -                 -
   Adjustments to net assets allocated to
     contracts in payout period                                   58             (147)                -                 -
                                                        ------------      -----------       -----------       -----------
   Increase (decrease) in net assets resulting
     from principal transactions                          (9,586,885)      (4,038,948)                -                 -
                                                        ------------      -----------       -----------       -----------
   Increase (decrease) in net assets                      (2,554,431)      (3,781,811)                -                 -
Net assets at beginning of period                         97,675,934       30,899,180                 -                 -
                                                        ------------      -----------       -----------       -----------
Net assets at end of period                             $ 95,121,503      $27,117,369       $         -       $         -
                                                        ============      ===========       ===========       ===========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED APRIL 30, 2014 AND 2013


                                                                                                                T Rowe Price
                                                         SST Small Cap     SST Small Cap     SST Small Cap    Blue Chip Growth
                                                       Portfolio Class 1 Portfolio Class 2 Portfolio Class 3 Portfolio Class II
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                           $  (27,539)       $  (430,746)      $  (305,467)      $   (82,579)
   Net realized gain (losses)                                139,129          2,653,179         2,450,127         1,154,488
   Capital gain dist from mutual funds                             -                  -                 -                 -
   Change in net unrealized appreciation
     (depreciation) of investments                           242,609          2,566,354         1,446,951            71,302
                                                          ----------        -----------       -----------       -----------
       Increase (decrease) in net assets
         resulting from operations                           354,199          4,788,787         3,591,611         1,143,211
                                                          ----------        -----------       -----------       -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                    -             66,890            86,998           160,332
   Cost of units redeemed                                   (237,018)        (3,823,960)       (4,068,057)       (1,093,007)
   Net transfers                                             (55,685)          (949,652)         (432,609)         (621,925)
   Contract maintenance charge                                  (817)           (45,457)          (61,264)          (32,504)
   Adjustments to net assets allocated to
     contracts in payout period                               (6,715)               909                 -                 3
                                                          ----------        -----------       -----------       -----------
       Increase (decrease) in net assets
         resulting from principal transactions              (300,235)        (4,751,270)       (4,474,932)       (1,587,101)
                                                          ----------        -----------       -----------       -----------
Increase (decrease) in net assets                             53,964             37,517          (883,321)         (443,890)
Net assets at beginning of period                          1,865,362         25,550,280        19,469,376         5,428,805
                                                          ----------        -----------       -----------       -----------
Net assets at end of period                               $1,919,326        $25,587,797       $18,586,055       $ 4,984,915
                                                          ==========        ===========       ===========       ===========
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                           $  (26,846)       $  (407,544)      $  (298,888)      $   (82,006)
   Net realized gain (losses)                                    220            241,893           285,995           425,749
   Change in net unrealized appreciation
     (depreciation) of investments                           182,167          2,219,546         1,541,429            51,249
                                                          ----------        -----------       -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                 155,541          2,053,895         1,528,536           394,992
                                                          ----------        -----------       -----------       -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                   23             21,182           104,617            40,022
   Cost of units redeemed                                   (344,661)        (3,626,058)       (3,138,838)         (564,565)
   Net transfers                                            (143,521)        (1,534,536)       (1,425,207)          313,514
   Contract maintenance charge                                (1,067)            (6,570)           (7,077)             (868)
   Adjustments to net assets allocated to
     contracts in payout period                                6,649                270                 -                 -
                                                          ----------        -----------       -----------       -----------
   Increase (decrease) in net assets resulting
     from principal transactions                            (482,577)        (5,145,712)       (4,466,505)         (211,897)
                                                          ----------        -----------       -----------       -----------
   Increase (decrease) in net assets                        (327,036)        (3,091,817)       (2,937,969)          183,095
Net assets at beginning of period                          2,192,398         28,642,097        22,407,345         5,245,710
                                                          ----------        -----------       -----------       -----------
Net assets at end of period                               $1,865,362        $25,550,280       $19,469,376       $ 5,428,805
                                                          ==========        ===========       ===========       ===========

                                                                            Fidelity VIP     Fidelity VIP     Fidelity VIP
                                                          T Rowe Price       Contrafund      Equity-Income  Investment Grade
                                                         Equity Income    Portfolio Service    Portfolio     Bond Portfolio
                                                       Portfolio Class II      Class 2      Service Class 2 Service Class 2
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                           $    (9,783)       $   (61,656)     $    61,615     $    170,805
   Net realized gain (losses)                               1,955,594          1,084,417        1,557,148         (369,443)
   Capital gain dist from mutual funds                              -              2,296          665,397          384,200
   Change in net unrealized appreciation
     (depreciation) of investments                           (299,650)           428,982         (837,266)      (1,011,115)
                                                          -----------        -----------      -----------     ------------
       Increase (decrease) in net assets
         resulting from operations                          1,646,161          1,454,039        1,446,894         (825,553)
                                                          -----------        -----------      -----------     ------------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                74,044            105,693          259,234          295,559
   Cost of units redeemed                                  (1,350,180)        (1,068,889)      (1,318,008)      (6,159,084)
   Net transfers                                           (2,592,609)        (1,258,897)      (2,255,545)      (3,627,588)
   Contract maintenance charge                               (100,220)           (57,527)         (94,355)        (247,379)
   Adjustments to net assets allocated to
     contracts in payout period                                     9                  7               10                -
                                                          -----------        -----------      -----------     ------------
       Increase (decrease) in net assets
         resulting from principal transactions             (3,968,956)        (2,279,613)      (3,408,664)      (9,738,492)
                                                          -----------        -----------      -----------     ------------
Increase (decrease) in net assets                          (2,322,795)          (825,574)      (1,961,770)     (10,564,045)
Net assets at beginning of period                          12,574,684          8,483,254       11,688,881       38,785,015
                                                          -----------        -----------      -----------     ------------
Net assets at end of period                               $10,251,889        $ 7,657,680      $ 9,727,111     $ 28,220,970
                                                          ===========        ===========      ===========     ============
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                           $    20,230        $   (37,545)     $   137,288     $    254,919
   Net realized gain (losses)                               1,216,137            780,989        1,520,887        1,442,367
   Change in net unrealized appreciation
     (depreciation) of investments                            701,670            140,848          264,414         (534,679)
                                                          -----------        -----------      -----------     ------------
Increase (decrease) in net assets resulting from
  operations                                                1,938,037            884,292        1,922,589        1,162,607
                                                          -----------        -----------      -----------     ------------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                86,653            239,304          144,330          499,091
   Cost of units redeemed                                  (1,168,786)        (1,337,035)        (940,536)      (7,289,171)
   Net transfers                                               36,468           (275,310)        (209,413)       4,689,287
   Contract maintenance charge                                 (1,408)            (1,345)          (1,335)          (4,846)
   Adjustments to net assets allocated to
     contracts in payout period                                     -                  -                -                -
                                                          -----------        -----------      -----------     ------------
   Increase (decrease) in net assets resulting
     from principal transactions                           (1,047,073)        (1,374,386)      (1,006,954)      (2,105,639)
                                                          -----------        -----------      -----------     ------------
   Increase (decrease) in net assets                          890,964           (490,094)         915,635         (943,032)
Net assets at beginning of period                          11,683,720          8,973,348       10,773,246       39,728,047
                                                          -----------        -----------      -----------     ------------
Net assets at end of period                               $12,574,684        $ 8,483,254      $11,688,881     $ 38,785,015
                                                          ===========        ===========      ===========     ============

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED APRIL 30, 2014 AND 2013

                                                                                                Fidelity VIP     Fidelity VIP
                                                                                                   Mid Cap         Overseas
                                                                                                  Portfolio    Portfolio Service
                                                                                               Service Class 2      Class 2
FOR THE YEAR ENDED APRIL 30, 2014
FROM OPERATIONS:
   Net investment income (loss)                                                                  $  (213,665)     $   (53,001)
   Net realized gain (losses)                                                                      2,410,555        1,296,014
   Capital gain dist from mutual funds                                                             2,073,102           36,809
   Change in net unrealized appreciation (depreciation) of investments                            (1,096,902)           9,467
                                                                                                 -----------      -----------
       Increase (decrease) in net assets resulting from operations                                 3,173,090        1,289,289
                                                                                                 -----------      -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                                                      184,640           64,112
   Cost of units redeemed                                                                         (2,213,017)      (1,231,214)
   Net transfers                                                                                  (4,678,191)      (2,591,195)
   Contract maintenance charge                                                                      (153,351)         (94,490)
   Adjustments to net assets allocated to contracts in payout period                                      34               11
                                                                                                 -----------      -----------
       Increase (decrease) in net assets resulting from principal transactions                    (6,859,885)      (3,852,776)
                                                                                                 -----------      -----------
Increase (decrease) in net assets                                                                 (3,686,795)      (2,563,487)
Net assets at beginning of period                                                                 17,981,068       11,160,132
                                                                                                 -----------      -----------
Net assets at end of period                                                                      $14,294,273      $ 8,596,645
                                                                                                 ===========      ===========
FOR THE YEAR ENDED APRIL 30, 2013
FROM OPERATIONS:
   Net investment income (loss)                                                                  $  (202,660)     $    16,296
   Net realized gain (losses)                                                                      3,173,654          619,835
   Change in net unrealized appreciation (depreciation) of investments                            (1,104,770)         686,154
                                                                                                 -----------      -----------
Increase (decrease) in net assets resulting from operations                                        1,866,224        1,322,285
                                                                                                 -----------      -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                                                                      169,519           80,508
   Cost of units redeemed                                                                         (1,588,883)      (1,145,608)
   Net transfers                                                                                    (568,823)          60,455
   Contract maintenance charge                                                                        (2,349)          (1,482)
   Adjustments to net assets allocated to contracts in payout period                                       -                -
                                                                                                 -----------      -----------
   Increase (decrease) in net assets resulting from principal transactions                        (1,990,536)      (1,006,127)
                                                                                                 -----------      -----------
   Increase (decrease) in net assets                                                                (124,312)         316,158
Net assets at beginning of period                                                                 18,105,380       10,843,974
                                                                                                 -----------      -----------
Net assets at end of period                                                                      $17,981,068      $11,160,132
                                                                                                 ===========      ===========

                            See accompanying notes.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Variable Annuity Account Five of American General Life Insurance Company (the "Separate Account") is an investment account of American General Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of AGC Life Insurance Company ("AGC"), a wholly owned, indirect subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings, and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     On December 31, 2012, SunAmerica Annuity and Life Assurance Company merged into an affiliate company, American General Life Insurance Company. The Company is an indirect, wholly-owned subsidiary of AIG. As a result of the merger, the Company became the depositor of the Separate Account. The Company is now responsible for all annuity and life insurance contracts funded through the Separate Account. The rights of the contract owners were not affected by the merger.

     The Separate Account offers the following variable annuity products:
     Seasons, Seasons Select, Seasons Select II, Seasons Advisor, Seasons Triple Elite, Seasons Advisor II, Seasons Preferred Solution, Seasons Elite, Seasons Advisor III, and Seasons Advantage.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of a total of 46 variable portfolios and 12 variable strategies of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the twelve Class 1, Class 2, and Class 3 multi-managed variable investment strategies (the "Seasons Strategies"), twenty-five Class 1, Class 2, and Class 3 variable portfolios (the "Select Portfolios"), five Class 1, Class 2, and Class 3 focused portfolios (the "Focused Portfolios"), and four Class 3 managed allocation portfolios (the "Managed Allocation Portfolios"), each with a distinct investment objective, of the Seasons Series Trust (the "Seasons Trust"), (2) the five currently available Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the five currently available Service Class 2 investment portfolios of the Fidelity Variable Insurance Products (the "Fidelity Products"), or (4) the two currently available Class II investment portfolios of the T. Rowe Price Equity Series, Inc. (the "T. Rowe Price Series"). The Seasons Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio as well as in the shares of two other portfolios of the Seasons Trust. Each of the Select Portfolios, Managed Allocation

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)

     Portfolios, and Focused Portfolios is invested solely in the shares of a designated portfolio of the Seasons Trust. The Seasons Trust, SunAmerica Trust, Fidelity Products, and T. Rowe Price Series are diversified, open-ended investment companies, which retain investment advisors to assist in their investment activities. The Seasons Trust and the SunAmerica Trust are affiliated investment companies. The contract holder may elect to have investments allocated to the guaranteed-interest funds of the company (the "General Account"), which are not a part of the Separate Account. The products offer investments in different classes of shares of the portfolios of the Trusts. The primary difference between the classes is that the Class 2 shares of the Seasons Trust are subject to 12b-1 fees of 0.15%, the Class 3 shares of the Seasons Trust, the Class 3 shares of the SunAmerica Trust, the Service Class 2 shares of the Fidelity Products and the Class II shares of the T. Rowe Price Series are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares of the Seasons Trust are not subject to 12b-1 fees. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

     On August 31, 2012, the SunAmerica Series Trust Dynamic Allocation Portfolio and the SunAmerica Series Trust Dynamic Strategy Portfolio commenced operations, but did not have activity until May 2013.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

     At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. If there are transfers between the Company and the Separate Account they will be disclosed as adjustments to net assets allocated to contracts in payout period in the accompanying Statements of Changes in Net Assets.

     Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

3.   FAIR VALUE MEASUREMENTS

     Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurements in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

     Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets, and most mutual funds.

     Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   FAIR VALUE MEASUREMENTS (continued)

     inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal, and provincial obligations, hybrid securities, and derivative contracts.

     Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

     The Separate Account assets measured at fair value as of April 30, 2014 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 as of April 30, 2014 and for the year then ended. The Separate Account had no liabilities as of April 30, 2014. See the Schedules of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at April 30, 2014, and respective hierarchy levels. As all assets are of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and changes in unrealized gains (losses) for Level 3 assets still held as of April 30, 2014 is presented.

4.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of up to 9% (applicable to contracts with the Seasons Rewards) of any amount withdrawn that exceeds the free withdrawal amount. Withdrawal charges are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. There are no withdrawal charges under the Seasons Advisor, Seasons Advisor II, and Seasons Advisor III contracts.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge of $30 or $35 (which may vary based on state) is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a charge in the Statements of Changes in Net Assets. There are no contract maintenance charges under the Seasons Advisor and Seasons Advisor II contracts.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account annual charges are recorded as a charge in the Statements of Operations. The total annual rates of the net asset value of each Seasons Strategy/Select Portfolio/Managed Allocation Portfolio/Focused Portfolio, depending on any optional death benefits elected for each product, are as follows: Seasons 1.40%, Seasons Select 1.40% or 1.52%, Seasons Select II 1.40%, 1.55%, 1.65%, 1.80%, or 2.05%, Seasons Advisor 1.40% or 1.65%,
     Seasons Triple Elite 1.55%, 1.70%, or 1.95%, Seasons Advisor II 1.55%, 1.70%, or 1.95%, Seasons Preferred Solution 1.15%, 1.40%, 1.55%, 1.65%,
     1.80%, or 2.05%, Seasons Elite 1.55%, 1.75%, 2.00%, or 2.20%, Seasons
     Advisor III 1.65%, 1.85%, or 2.30%, and Seasons Advantage 1.65%, 1.90%, or 2.30%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense charge is deducted at an annual rate of 0.15% of the net asset value of each Seasons Strategy/Select Portfolio/Managed Allocation Portfolio/Focused Portfolio and is included in the respective separate account annual charge rate. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contact, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas, depending on the contract provisions) may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

     INCOME PROTECTOR FEE: The optional Income Protector Program, offered in Seasons Select, Seasons Select II, and Seasons Triple Elite, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is 0.10% of the Income Benefit Base deducted annually from the contract value, and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees, and charges.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     SEASONS PROMISE FEE: The optional Seasons Promise Program offered is Seasons Select II, Seasons Triple Elite, Seasons Preferred Solution, and Seasons Elite provides a guaranteed minimum contract value at the end of ten full contract years. The fee ranges from 0.25% to 0.65% of the contract value less purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the first ten full contract years, and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

     MARKETLOCK, MARKETLOCK FOR TWO, MARKETLOCK FOR LIFE PLUS, MARKETLOCK INCOME PLUS, MARCKETLOCK FOR LIFE, AND SEASONS INCOME REWARDS FEE: The optional MarketLock, MarketLock for Two, MarketLock for Life Plus, MarketLock Income Plus, MarketLock for Life, and Seasons Income Rewards features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in Seasons Select II, Seasons Preferred Solution, Seasons Triple Elite, Seasons Elite, and Seasons Advantage. The Seasons Income Rewards feature is offered in Seasons Select II, Seasons Preferred Solution, Seasons Triple Elite, and Seasons Elite. The MarketLock for Two feature is offered in Seasons Preferred Solution, Seasons Elite, Seasons Triple Elite, and Seasons Select
     II. The annual fee is 0.65% for MarketLock, 0.40% for MarketLock for Two prior to the first withdrawal and 0.80% after the first withdrawal and 0.65% for Seasons Income Rewards in years 0-7 and 0.45% in years 8-10, of the Maximum Anniversary Value Benefit Base or Withdrawal Benefit Base (as described below), deducted quarterly from the contract value and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock and MarketLock for Two is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The Withdrawal Benefit Base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.

     The MarketLock for Life Plus and MarketLock Income Plus features are offered in Seasons Select II, Seasons Preferred Solution, Seasons Elite, Seasons Advisor III, and Seasons Advantage. The annual fee ranges from 0.65% to 0.95% for one covered person or from 0.90% to 1.25% for two covered persons for MarketLock for Life Plus and ranges from 0.95% to 1.10% for one covered person and 1.20% to 1.35% for two covered persons for MarketLock Income Plus, of the Income Base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The Income Base for MarketLock for Life Plus and MarketLock Income Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     The MarketLock for Life feature is offered in Seasons Select II, Seasons Preferred Solution, Seasons Advantage, and Seasons Elite. The annual fee is 0.70% for one covered person and 0.95% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock for Life is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus, or the highest anniversary date contract value less purchase payments in year 2-5 over the first year purchase payments.

     PREMIUM TAXES: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes when a purchase payment in made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statements of Changes in Net Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended April 30, 2014, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                Proceeds from
Sub-accounts                                                  Cost of Purchases     Sales
------------                                                  ----------------- -------------
SAST American Funds Global Growth Portfolio Class 3              $ 1,153,592    $  5,410,809
SAST American Funds Growth Portfolio Class 3                         766,696       3,371,801
SAST American Funds Growth-Income Portfolio Class 3                1,042,581       3,570,598
SST Allocation Balanced Portfolio Class 3                          8,970,829      46,059,983
SST Allocation Growth Portfolio Class 3                            2,029,146      18,779,915
SST Allocation Moderate Growth Portfolio Class 3                  12,203,563     121,675,442
SST Allocation Moderate Portfolio Class 3                         10,178,380      52,614,539
SST Balanced Growth Strategy Class 1                                 118,862       3,324,867
SST Balanced Growth Strategy Class 2                               3,548,992      22,994,131
SST Balanced Growth Strategy Class 3                               2,581,390      11,667,528
SST Cash Management Portfolio Class 1                                885,871         860,075
SST Cash Management Portfolio Class 2                             11,462,729      13,200,964
SST Cash Management Portfolio Class 3                             22,528,797      29,258,891
SST Conservative Growth Strategy Class 1                             389,421       3,504,241
SST Conservative Growth Strategy Class 2                           1,542,627      15,119,004
SST Conservative Growth Strategy Class 3                           2,751,720      15,577,316
SST Diversified Fixed Income Portfolio Class 1                       167,794       1,457,201
SST Diversified Fixed Income Portfolio Class 2                     5,330,343      13,518,767
SST Diversified Fixed Income Portfolio Class 3                     3,713,761      12,879,719
SST Focus Growth Portfolio Class 1                                   118,592         273,275
SST Focus Growth Portfolio Class 2                                 3,635,186       8,233,857
SST Focus Growth Portfolio Class 3                                 3,961,526      10,183,010
SST Focus Value Portfolio Class 2                                    701,562       4,262,395
SST Focus Value Portfolio Class 3                                  1,019,292       5,181,977
SST Growth Strategy Class 1                                          234,120       2,816,656
SST Growth Strategy Class 2                                        1,742,037       9,568,672
SST Growth Strategy Class 3                                        4,852,393      12,272,986
SST International Equity Portfolio Class 1                           117,676         552,107
SST International Equity Portfolio Class 2                         2,009,104       6,041,332
SST International Equity Portfolio Class 3                         1,422,170       6,497,149
SST Large Cap Growth Portfolio Class 1                               344,501         815,157
SST Large Cap Growth Portfolio Class 2                             3,105,547       9,967,864
SST Large Cap Growth Portfolio Class 3                             2,121,045       7,905,404
SST Large Cap Value Portfolio Class 1                                135,519       1,026,334
SST Large Cap Value Portfolio Class 2                              2,350,739       8,214,569
SST Large Cap Value Portfolio Class 3                              1,654,183       6,642,176
SST Mid Cap Growth Portfolio Class 1                                 174,822         802,591
SST Mid Cap Growth Portfolio Class 2                               2,022,672       5,782,908
SST Mid Cap Growth Portfolio Class 3                               1,854,047       6,586,119
SST Mid Cap Value Portfolio Class 1                                   93,483         701,023
SST Mid Cap Value Portfolio Class 2                                1,970,438       7,752,262
SST Mid Cap Value Portfolio Class 3                                1,940,328       6,969,222
SST Moderate Growth Strategy Class 1                                 121,055       3,867,385
SST Moderate Growth Strategy Class 2                               3,344,820      15,758,553
SST Moderate Growth Strategy Class 3                               2,745,266      19,034,376
SST Real Return Portfolio Class 3                                  2,268,159       9,810,673
SAST Dynamic Allocation Portfolio Class 3                         54,373,431       2,100,342
SAST SunAmerica Dynamic Strategy Portfolio Class 3                51,198,150       2,003,866
SST Small Cap Portfolio Class 1                                       50,355         371,479
SST Small Cap Portfolio Class 2                                    1,688,633       6,870,379
SST Small Cap Portfolio Class 3                                    1,495,194       6,275,607
T Rowe Price Blue Chip Growth Portfolio Class II                   3,634,985       5,304,659
T Rowe Price Equity Income Portfolio Class II                      1,412,483       5,391,218
Fidelity VIP Contrafund Portfolio Service Class 2                  1,284,750       3,623,728
Fidelity VIP Equity-Income Portfolio Service Class 2               2,471,941       5,153,588
Fidelity VIP Investment Grade Bond Portfolio Service Class 2       4,971,074      14,154,556
Fidelity VIP Mid Cap Portfolio Service Class 2                     3,346,352       8,346,798
Fidelity VIP Overseas Portfolio Service Class 2                    1,505,568       5,374,535

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended April 30, 2014.

                                 Contracts With a     Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                   Total Expense of /(1)/ Units Issued Units Redeemed  Issued /(1)/  Redeemed /(1)/  (Decrease)
------------                   ---------------------  ------------ --------------  ------------- -------------  ------------
SAST American Funds Global
  Growth Portfolio Class 3                      1.15%       18,160         (7,135)             -             -        11,025
SAST American Funds Global
  Growth Portfolio Class 3                      1.40%       29,540       (101,213)            68             -       (71,605)
SAST American Funds Global
  Growth Portfolio Class 3                      1.55%       26,035       (198,886)             -             -      (172,851)
SAST American Funds Global
  Growth Portfolio Class 3                      1.65%        6,032        (19,923)             -             -       (13,891)
SAST American Funds Global
  Growth Portfolio Class 3                      1.75%        6,067        (31,336)             -             -       (25,269)
SAST American Funds Global
  Growth Portfolio Class 3                      1.80%        4,935        (11,090)             -             -        (6,155)
SAST American Funds Global
  Growth Portfolio Class 3                      1.85%        1,296         (2,914)             -             -        (1,618)
SAST American Funds Global
  Growth Portfolio Class 3                      1.90%          852         (6,152)             -             -        (5,300)
SAST American Funds Global
  Growth Portfolio Class 3                      2.00%        1,010         (2,447)             -             -        (1,437)
SAST American Funds Global
  Growth Portfolio Class 3                      2.05%            -            (15)             -             -           (15)
SAST American Funds Global
  Growth Portfolio Class 3                      2.20%            -            (13)             -             -           (13)
SAST American Funds Global
  Growth Portfolio Class 3                      2.30%            -         (1,206)             -             -        (1,206)
SAST American Funds Growth
  Portfolio Class 3                             1.15%          877         (1,097)             -             -          (220)
SAST American Funds Growth
  Portfolio Class 3                             1.40%       14,222        (53,406)            27             -       (39,157)
SAST American Funds Growth
  Portfolio Class 3                             1.55%       46,385       (166,390)             -             -      (120,005)
SAST American Funds Growth
  Portfolio Class 3                             1.65%        1,425         (9,274)             -             -        (7,849)
SAST American Funds Growth
  Portfolio Class 3                             1.75%        1,945        (15,998)             -             -       (14,053)
SAST American Funds Growth
  Portfolio Class 3                             1.80%          261         (3,538)             -             -        (3,277)
SAST American Funds Growth
  Portfolio Class 3                             1.85%           68         (1,189)             -             -        (1,121)
SAST American Funds Growth
  Portfolio Class 3                             1.90%          382         (2,839)             -             -        (2,457)
SAST American Funds Growth
  Portfolio Class 3                             2.00%          451         (1,039)             -             -          (588)
SAST American Funds Growth
  Portfolio Class 3                             2.05%           11            (91)             -             -           (80)
SAST American Funds Growth
  Portfolio Class 3                             2.20%            -            (14)             -             -           (14)
SAST American Funds Growth
  Portfolio Class 3                             2.30%            -           (612)             -             -          (612)
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       1.15%        8,522         (4,764)             -             -         3,758
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       1.40%       31,612        (84,799)            47             -       (53,140)
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       1.55%       37,617       (129,538)             -             -       (91,921)
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       1.65%          937        (12,021)             -             -       (11,084)
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       1.75%        3,365        (31,109)             -             -       (27,744)
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       1.80%        2,622         (9,047)             -             -        (6,425)
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       1.85%          135         (2,051)             -             -        (1,916)
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       1.90%          543         (4,571)             -             -        (4,028)
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       2.00%           46         (2,308)             -             -        (2,262)
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       2.05%            -           (100)             -             -          (100)
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       2.20%            -            (14)             -             -           (14)
SAST American Funds
  Growth-Income Portfolio
  Class 3                                       2.30%            -         (1,040)             -             -        (1,040)
SST Allocation Balanced
  Portfolio Class 3                             1.15%       37,140        (16,486)             -             -        20,654
SST Allocation Balanced
  Portfolio Class 3                             1.40%      201,567     (1,072,198)           464             -      (870,167)
SST Allocation Balanced
  Portfolio Class 3                             1.55%      229,679     (1,612,696)             -             -    (1,383,017)
SST Allocation Balanced
  Portfolio Class 3                             1.65%       29,258        (79,305)             -             -       (50,047)
SST Allocation Balanced
  Portfolio Class 3                             1.70%        5,051       (151,294)             -             -      (146,243)
SST Allocation Balanced
  Portfolio Class 3                             1.75%       13,168       (246,526)             -             -      (233,358)
SST Allocation Balanced
  Portfolio Class 3                             1.80%       40,814       (122,761)             -             -       (81,947)
SST Allocation Balanced
  Portfolio Class 3                             1.85%        9,064        (38,717)             -             -       (29,653)
SST Allocation Balanced
  Portfolio Class 3                             1.90%          505        (15,123)             -             -       (14,618)
SST Allocation Balanced
  Portfolio Class 3                             1.95%        5,102       (119,294)             -             -      (114,192)
SST Allocation Balanced
  Portfolio Class 3                             2.00%          510        (11,512)             -             -       (11,002)
SST Allocation Balanced
  Portfolio Class 3                             2.05%            -         (1,361)             -             -        (1,361)
SST Allocation Balanced
  Portfolio Class 3                             2.20%            -            (11)             -             -           (11)
SST Allocation Balanced
  Portfolio Class 3                             2.30%            -         (2,001)             -             -        (2,001)
SST Allocation Growth
  Portfolio Class 3                             1.15%       15,808        (14,010)             -             -         1,798
SST Allocation Growth
  Portfolio Class 3                             1.40%       72,485       (484,983)             -          (271)     (412,769)
SST Allocation Growth
  Portfolio Class 3                             1.55%       20,562       (607,721)             -             -      (587,159)
SST Allocation Growth
  Portfolio Class 3                             1.65%          623        (10,645)             -             -       (10,022)
SST Allocation Growth
  Portfolio Class 3                             1.70%       20,501        (92,162)             -             -       (71,661)
SST Allocation Growth
  Portfolio Class 3                             1.75%        2,217        (56,710)             -             -       (54,493)
SST Allocation Growth
  Portfolio Class 3                             1.80%          758        (66,622)             -             -       (65,864)
SST Allocation Growth
  Portfolio Class 3                             1.85%            -             (9)             -             -            (9)
SST Allocation Growth
  Portfolio Class 3                             1.90%           36            (49)             -             -           (13)
SST Allocation Growth
  Portfolio Class 3                             1.95%          249         (4,160)             -             -        (3,911)

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended April 30, 2014.

                                 Contracts With a     Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                   Total Expense of /(1)/ Units Issued Units Redeemed  Issued /(1)/  Redeemed /(1)/  (Decrease)
------------                   ---------------------  ------------ --------------  ------------- -------------  ------------
SST Allocation Growth
  Portfolio Class 3                             2.00%            2           (516)             -             -          (514)
SST Allocation Growth
  Portfolio Class 3                             2.20%            -            (13)             -             -           (13)
SST Allocation Growth
  Portfolio Class 3                             2.30%            -            (13)             -             -           (13)
SST Allocation Moderate
  Growth Portfolio Class 3                      1.15%       43,319       (138,197)             -             -       (94,878)
SST Allocation Moderate
  Growth Portfolio Class 3                      1.40%      285,668     (2,715,547)             -             -    (2,429,879)
SST Allocation Moderate
  Growth Portfolio Class 3                      1.55%      463,174     (4,510,320)             -             -    (4,047,146)
SST Allocation Moderate
  Growth Portfolio Class 3                      1.65%       15,031       (400,534)             -             -      (385,503)
SST Allocation Moderate
  Growth Portfolio Class 3                      1.70%       15,025       (166,454)             -             -      (151,429)
SST Allocation Moderate
  Growth Portfolio Class 3                      1.75%       71,931       (867,347)             -             -      (795,416)
SST Allocation Moderate
  Growth Portfolio Class 3                      1.80%       36,056       (190,017)             -             -      (153,961)
SST Allocation Moderate
  Growth Portfolio Class 3                      1.85%          428        (46,077)             -             -       (45,649)
SST Allocation Moderate
  Growth Portfolio Class 3                      1.90%       48,656       (207,400)             -             -      (158,744)
SST Allocation Moderate
  Growth Portfolio Class 3                      1.95%       18,337        (20,854)             -             -        (2,517)
SST Allocation Moderate
  Growth Portfolio Class 3                      2.00%        9,553        (39,954)             -             -       (30,401)
SST Allocation Moderate
  Growth Portfolio Class 3                      2.05%        3,422         (3,516)             -             -           (94)
SST Allocation Moderate
  Growth Portfolio Class 3                      2.20%            -            (12)             -             -           (12)
SST Allocation Moderate
  Growth Portfolio Class 3                      2.30%            -            (13)             -             -           (13)
SST Allocation Moderate
  Portfolio Class 3                             1.15%       76,338        (64,001)             -             -        12,337
SST Allocation Moderate
  Portfolio Class 3                             1.40%      283,993     (1,141,373)         5,281             -      (852,099)
SST Allocation Moderate
  Portfolio Class 3                             1.55%      249,030     (1,853,133)             -           (35)   (1,604,138)
SST Allocation Moderate
  Portfolio Class 3                             1.65%       18,793       (112,847)             -             -       (94,054)
SST Allocation Moderate
  Portfolio Class 3                             1.70%       10,910       (114,546)             -             -      (103,636)
SST Allocation Moderate
  Portfolio Class 3                             1.75%       27,170       (355,071)             -             -      (327,901)
SST Allocation Moderate
  Portfolio Class 3                             1.80%       28,187        (69,615)             -             -       (41,428)
SST Allocation Moderate
  Portfolio Class 3                             1.85%        3,904        (52,210)             -             -       (48,306)
SST Allocation Moderate
  Portfolio Class 3                             1.90%          835        (51,903)             -             -       (51,068)
SST Allocation Moderate
  Portfolio Class 3                             1.95%           29        (10,811)             -             -       (10,782)
SST Allocation Moderate
  Portfolio Class 3                             2.00%          479        (26,789)             -             -       (26,310)
SST Allocation Moderate
  Portfolio Class 3                             2.05%        3,909         (4,396)             -             -          (487)
SST Allocation Moderate
  Portfolio Class 3                             2.20%            -            (12)             -             -           (12)
SST Allocation Moderate
  Portfolio Class 3                             2.30%            -        (35,067)             -             -       (35,067)
SST Balanced Growth Strategy
  Class 1                                       1.40%       16,633       (125,099)             -          (345)     (108,811)
SST Balanced Growth Strategy
  Class 1                                       1.52%        1,660        (14,605)             -             -       (12,945)
SST Balanced Growth Strategy
  Class 2                                       1.40%       13,656       (314,035)        21,978             -      (278,401)
SST Balanced Growth Strategy
  Class 2                                       1.55%       17,340        (93,043)             -          (203)      (75,906)
SST Balanced Growth Strategy
  Class 2                                       1.65%      136,771       (525,672)             -             -      (388,901)
SST Balanced Growth Strategy
  Class 2                                       1.70%       32,061        (54,209)             -             -       (22,148)
SST Balanced Growth Strategy
  Class 2                                       1.95%          648        (13,173)             -             -       (12,525)
SST Balanced Growth Strategy
  Class 3                                       1.15%       12,960        (14,754)             -             -        (1,794)
SST Balanced Growth Strategy
  Class 3                                       1.40%       36,116       (213,925)             -          (282)     (178,091)
SST Balanced Growth Strategy
  Class 3                                       1.55%       64,289       (121,951)             -             -       (57,662)
SST Balanced Growth Strategy
  Class 3                                       1.65%        3,487       (112,456)             -             -      (108,969)
SST Balanced Growth Strategy
  Class 3                                       1.70%          681         (1,862)             -             -        (1,181)
SST Balanced Growth Strategy
  Class 3                                       1.75%       12,258        (18,930)             -             -        (6,672)
SST Balanced Growth Strategy
  Class 3                                       1.80%        5,149        (11,556)             -             -        (6,407)
SST Balanced Growth Strategy
  Class 3                                       1.85%            -             (5)             -             -            (5)
SST Balanced Growth Strategy
  Class 3                                       1.90%           50           (418)             -             -          (368)
SST Balanced Growth Strategy
  Class 3                                       1.95%        3,003           (177)             -             -         2,826
SST Balanced Growth Strategy
  Class 3                                       2.00%          200           (582)             -             -          (382)
SST Balanced Growth Strategy
  Class 3                                       2.05%            -            (13)             -             -           (13)
SST Balanced Growth Strategy
  Class 3                                       2.20%            -             (7)             -             -            (7)
SST Balanced Growth Strategy
  Class 3                                       2.30%            -             (7)             -             -            (7)
SST Cash Management Portfolio
  Class 1                                       1.40%       84,128        (80,008)             -             -         4,120
SST Cash Management Portfolio
  Class 1                                       1.52%            -            (10)             -             -           (10)
SST Cash Management Portfolio
  Class 2                                       1.40%      147,610       (197,765)         2,854             -       (47,301)
SST Cash Management Portfolio
  Class 2                                       1.55%      776,424       (757,817)         4,945             -        23,552
SST Cash Management Portfolio
  Class 2                                       1.65%      580,005       (700,608)             -             -      (120,603)
SST Cash Management Portfolio
  Class 2                                       1.70%      202,997       (200,323)             -             -         2,674
SST Cash Management Portfolio
  Class 2                                       1.95%        9,187        (21,561)             -             -       (12,374)
SST Cash Management Portfolio
  Class 3                                       1.15%      155,693        (92,237)             -             -        63,456
SST Cash Management Portfolio
  Class 3                                       1.40%      503,650       (832,573)             -        (1,610)     (330,533)
SST Cash Management Portfolio
  Class 3                                       1.55%      944,415     (1,308,393)             -             -      (363,978)
SST Cash Management Portfolio
  Class 3                                       1.65%      390,125       (292,216)             -             -        97,909
SST Cash Management Portfolio
  Class 3                                       1.70%        5,485         (7,280)             -             -        (1,795)
SST Cash Management Portfolio
  Class 3                                       1.75%       87,199       (113,870)             -             -       (26,671)
SST Cash Management Portfolio
  Class 3                                       1.80%      114,181       (120,479)             -             -        (6,298)
SST Cash Management Portfolio
  Class 3                                       1.85%       66,728        (92,153)             -             -       (25,425)
SST Cash Management Portfolio
  Class 3                                       1.90%       35,769        (45,990)             -             -       (10,221)
SST Cash Management Portfolio
  Class 3                                       1.95%          918         (2,905)             -             -        (1,987)

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended April 30, 2014.

                                 Contracts With a     Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                   Total Expense of /(1)/ Units Issued Units Redeemed  Issued /(1)/  Redeemed /(1)/  (Decrease)
------------                   ---------------------  ------------ --------------  ------------- -------------  ------------
SST Cash Management Portfolio
  Class 3                                       2.00%          196        (26,517)             -             -       (26,321)
SST Cash Management Portfolio
  Class 3                                       2.05%            -             (9)             -             -            (9)
SST Cash Management Portfolio
  Class 3                                       2.20%            -             (9)             -             -            (9)
SST Cash Management Portfolio
  Class 3                                       2.30%       71,219        (71,229)             -             -           (10)
SST Conservative Growth
  Strategy Class 1                              1.40%       18,761       (141,202)             -          (237)     (122,678)
SST Conservative Growth
  Strategy Class 1                              1.52%            -         (2,246)             -             -        (2,246)
SST Conservative Growth
  Strategy Class 2                              1.40%        7,540       (255,632)         1,483             -      (246,609)
SST Conservative Growth
  Strategy Class 2                              1.55%       22,158       (107,729)             -             -       (85,571)
SST Conservative Growth
  Strategy Class 2                              1.65%       76,490       (304,981)             -             -      (228,491)
SST Conservative Growth
  Strategy Class 2                              1.70%        2,828        (19,788)             -             -       (16,960)
SST Conservative Growth
  Strategy Class 2                              1.95%        8,272         (3,528)             -             -         4,744
SST Conservative Growth
  Strategy Class 3                              1.15%       18,617         (9,740)             -             -         8,877
SST Conservative Growth
  Strategy Class 3                              1.40%       58,760       (328,858)           947        (1,252)     (270,403)
SST Conservative Growth
  Strategy Class 3                              1.55%       37,682       (179,188)             -           (27)     (141,533)
SST Conservative Growth
  Strategy Class 3                              1.65%        1,709        (95,905)             -             -       (94,196)
SST Conservative Growth
  Strategy Class 3                              1.70%       18,602        (35,413)             -             -       (16,811)
SST Conservative Growth
  Strategy Class 3                              1.75%        6,959        (23,109)             -             -       (16,150)
SST Conservative Growth
  Strategy Class 3                              1.80%        4,035        (23,212)             -             -       (19,177)
SST Conservative Growth
  Strategy Class 3                              1.85%            -            (24)             -             -           (24)
SST Conservative Growth
  Strategy Class 3                              1.90%          156           (447)             -             -          (291)
SST Conservative Growth
  Strategy Class 3                              1.95%          325         (2,956)             -             -        (2,631)
SST Conservative Growth
  Strategy Class 3                              2.00%        1,019           (439)             -             -           580
SST Conservative Growth
  Strategy Class 3                              2.05%            -             (6)             -             -            (6)
SST Conservative Growth
  Strategy Class 3                              2.20%            -             (7)             -             -            (7)
SST Conservative Growth
  Strategy Class 3                              2.30%            -             (7)             -             -            (7)
SST Diversified Fixed Income
  Portfolio Class 1                             1.40%        3,972        (87,559)             -          (734)      (84,321)
SST Diversified Fixed Income
  Portfolio Class 1                             1.52%            -         (2,658)             -             -        (2,658)
SST Diversified Fixed Income
  Portfolio Class 2                             1.40%       65,431       (185,276)         1,879             -      (117,966)
SST Diversified Fixed Income
  Portfolio Class 2                             1.55%       40,118       (147,815)             -             -      (107,697)
SST Diversified Fixed Income
  Portfolio Class 2                             1.65%      244,425       (500,306)             -             -      (255,881)
SST Diversified Fixed Income
  Portfolio Class 2                             1.70%       23,966       (106,601)             -             -       (82,635)
SST Diversified Fixed Income
  Portfolio Class 2                             1.95%        4,963        (22,414)             -             -       (17,451)
SST Diversified Fixed Income
  Portfolio Class 3                             1.15%        6,533        (18,558)             -             -       (12,025)
SST Diversified Fixed Income
  Portfolio Class 3                             1.40%       82,076       (259,265)             -           (79)     (177,268)
SST Diversified Fixed Income
  Portfolio Class 3                             1.55%       84,552       (323,318)             -             -      (238,766)
SST Diversified Fixed Income
  Portfolio Class 3                             1.65%       29,281        (94,221)             -             -       (64,940)
SST Diversified Fixed Income
  Portfolio Class 3                             1.70%       11,360        (36,862)             -             -       (25,502)
SST Diversified Fixed Income
  Portfolio Class 3                             1.75%        9,272        (61,344)             -             -       (52,072)
SST Diversified Fixed Income
  Portfolio Class 3                             1.80%       14,849        (60,608)             -             -       (45,759)
SST Diversified Fixed Income
  Portfolio Class 3                             1.85%            -           (164)             -             -          (164)
SST Diversified Fixed Income
  Portfolio Class 3                             1.90%           42            (10)             -             -            32
SST Diversified Fixed Income
  Portfolio Class 3                             1.95%          785        (32,300)             -             -       (31,515)
SST Diversified Fixed Income
  Portfolio Class 3                             2.00%          732           (190)             -             -           542
SST Diversified Fixed Income
  Portfolio Class 3                             2.05%            -             (8)             -             -            (8)
SST Diversified Fixed Income
  Portfolio Class 3                             2.20%            -             (8)             -             -            (8)
SST Diversified Fixed Income
  Portfolio Class 3                             2.30%            -             (8)             -             -            (8)
SST Focus Growth Portfolio
  Class 1                                       1.40%        1,075        (21,624)             -           (83)      (20,632)
SST Focus Growth Portfolio
  Class 1                                       1.52%          648         (1,547)             -             -          (899)
SST Focus Growth Portfolio
  Class 2                                       1.40%       40,358       (244,004)             -           (97)     (203,743)
SST Focus Growth Portfolio
  Class 2                                       1.55%        5,632        (84,690)             -             -       (79,058)
SST Focus Growth Portfolio
  Class 2                                       1.65%       84,392       (375,730)             -             -      (291,338)
SST Focus Growth Portfolio
  Class 2                                       1.70%        8,405        (56,668)             -             -       (48,263)
SST Focus Growth Portfolio
  Class 2                                       1.95%          144        (12,659)             -             -       (12,515)
SST Focus Growth Portfolio
  Class 3                                       1.15%        7,030         (9,126)             -             -        (2,096)
SST Focus Growth Portfolio
  Class 3                                       1.40%       14,358       (418,839)         1,096        (1,239)     (404,624)
SST Focus Growth Portfolio
  Class 3                                       1.55%       18,978       (200,993)             -           (18)     (182,033)
SST Focus Growth Portfolio
  Class 3                                       1.65%       21,710       (137,915)             -             -      (116,205)
SST Focus Growth Portfolio
  Class 3                                       1.70%           12         (1,596)             -             -        (1,584)
SST Focus Growth Portfolio
  Class 3                                       1.75%       84,081       (111,026)             -             -       (26,945)
SST Focus Growth Portfolio
  Class 3                                       1.80%        1,920        (27,335)             -             -       (25,415)
SST Focus Growth Portfolio
  Class 3                                       1.85%            3            (17)             -             -           (14)
SST Focus Growth Portfolio
  Class 3                                       1.90%            -            (25)             -             -           (25)
SST Focus Growth Portfolio
  Class 3                                       1.95%          114           (448)             -             -          (334)
SST Focus Growth Portfolio
  Class 3                                       2.00%          109         (2,350)             -             -        (2,241)
SST Focus Growth Portfolio
  Class 3                                       2.05%           26           (198)             -             -          (172)
SST Focus Growth Portfolio
  Class 3                                       2.20%            -            (56)             -             -           (56)
SST Focus Growth Portfolio
  Class 3                                       2.30%            -            (57)             -             -           (57)
SST Focus Value Portfolio
  Class 2                                       1.40%        4,251        (43,852)             -           (28)      (39,629)
SST Focus Value Portfolio
  Class 2                                       1.55%       10,365        (28,147)             -             -       (17,782)
SST Focus Value Portfolio
  Class 2                                       1.65%       25,289       (112,315)             -             -       (87,026)

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended April 30, 2014.

                                 Contracts With a     Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                   Total Expense of /(1)/ Units Issued Units Redeemed  Issued /(1)/  Redeemed /(1)/  (Decrease)
------------                   ---------------------  ------------ --------------  ------------- -------------  ------------
SST Focus Value Portfolio
  Class 2                                       1.70%        6,238        (25,041)             -             -       (18,803)
SST Focus Value Portfolio
  Class 2                                       1.95%           29         (2,713)             -             -        (2,684)
SST Focus Value Portfolio
  Class 3                                       1.15%           53         (2,346)             -             -        (2,293)
SST Focus Value Portfolio
  Class 3                                       1.40%       10,373       (100,344)             5             -       (89,966)
SST Focus Value Portfolio
  Class 3                                       1.55%       30,122        (84,770)             -            (5)      (54,653)
SST Focus Value Portfolio
  Class 3                                       1.65%        7,504        (22,914)             -             -       (15,410)
SST Focus Value Portfolio
  Class 3                                       1.70%           13         (2,679)             -             -        (2,666)
SST Focus Value Portfolio
  Class 3                                       1.75%       10,834        (33,529)             -             -       (22,695)
SST Focus Value Portfolio
  Class 3                                       1.80%          213         (7,740)             -             -        (7,527)
SST Focus Value Portfolio
  Class 3                                       1.85%            -             (8)             -             -            (8)
SST Focus Value Portfolio
  Class 3                                       1.90%            -             (4)             -             -            (4)
SST Focus Value Portfolio
  Class 3                                       1.95%            -             (4)             -             -            (4)
SST Focus Value Portfolio
  Class 3                                       2.00%            5            (14)             -             -            (9)
SST Focus Value Portfolio
  Class 3                                       2.05%            -            (11)             -             -           (11)
SST Focus Value Portfolio
  Class 3                                       2.20%            -             (8)             -             -            (8)
SST Focus Value Portfolio
  Class 3                                       2.30%            -             (8)             -             -            (8)
SST Growth Strategy Class 1                     1.40%       12,209        (95,182)             -          (427)      (83,400)
SST Growth Strategy Class 1                     1.52%            -         (1,289)             -             -        (1,289)
SST Growth Strategy Class 2                     1.40%       37,149       (108,714)             -           (47)      (71,612)
SST Growth Strategy Class 2                     1.55%       14,293        (51,183)             -             -       (36,890)
SST Growth Strategy Class 2                     1.65%       30,372       (192,661)             -             -      (162,289)
SST Growth Strategy Class 2                     1.70%        6,809        (16,199)             -             -        (9,390)
SST Growth Strategy Class 2                     1.95%           35         (1,206)             -             -        (1,171)
SST Growth Strategy Class 3                     1.15%       14,819        (14,876)             -             -           (57)
SST Growth Strategy Class 3                     1.40%       73,238       (156,514)           233          (264)      (83,307)
SST Growth Strategy Class 3                     1.55%      107,280       (127,287)             -             -       (20,007)
SST Growth Strategy Class 3                     1.65%       11,212        (98,624)             -             -       (87,412)
SST Growth Strategy Class 3                     1.70%           74         (8,326)             -             -        (8,252)
SST Growth Strategy Class 3                     1.75%        5,058        (22,375)             -             -       (17,317)
SST Growth Strategy Class 3                     1.80%          774        (36,573)             -             -       (35,799)
SST Growth Strategy Class 3                     1.85%            -            (19)             -             -           (19)
SST Growth Strategy Class 3                     1.90%            9           (546)             -             -          (537)
SST Growth Strategy Class 3                     1.95%            2           (290)             -             -          (288)
SST Growth Strategy Class 3                     2.00%          195         (4,024)             -             -        (3,829)
SST Growth Strategy Class 3                     2.05%            -            (11)             -             -           (11)
SST Growth Strategy Class 3                     2.20%            -             (7)             -             -            (7)
SST Growth Strategy Class 3                     2.30%            -             (7)             -             -            (7)
SST International Equity
  Portfolio Class 1                             1.40%        9,167        (41,246)            30             -       (32,049)
SST International Equity
  Portfolio Class 1                             1.52%            -         (6,828)             -             -        (6,828)
SST International Equity
  Portfolio Class 2                             1.40%       28,048        (90,955)         1,457             -       (61,450)
SST International Equity
  Portfolio Class 2                             1.55%       64,604       (200,270)             -          (150)     (135,816)
SST International Equity
  Portfolio Class 2                             1.65%      169,954       (273,564)             -             -      (103,610)
SST International Equity
  Portfolio Class 2                             1.70%       15,181        (67,174)             -             -       (51,993)
SST International Equity
  Portfolio Class 2                             1.95%        2,941         (7,051)             -             -        (4,110)
SST International Equity
  Portfolio Class 3                             1.15%        3,500         (6,384)             -             -        (2,884)
SST International Equity
  Portfolio Class 3                             1.40%       46,966       (231,125)             8             -      (184,151)
SST International Equity
  Portfolio Class 3                             1.55%       55,666       (242,089)             -           (19)     (186,442)
SST International Equity
  Portfolio Class 3                             1.65%       11,048        (31,493)             -             -       (20,445)
SST International Equity
  Portfolio Class 3                             1.70%        1,681         (4,111)             -             -        (2,430)
SST International Equity
  Portfolio Class 3                             1.75%       12,655        (49,273)             -             -       (36,618)
SST International Equity
  Portfolio Class 3                             1.80%        7,167        (27,613)             -             -       (20,446)
SST International Equity
  Portfolio Class 3                             1.85%            7             (6)             -             -             1
SST International Equity
  Portfolio Class 3                             1.90%            -             (6)             -             -            (6)
SST International Equity
  Portfolio Class 3                             1.95%          133         (2,753)             -             -        (2,620)
SST International Equity
  Portfolio Class 3                             2.00%          459           (648)             -             -          (189)
SST International Equity
  Portfolio Class 3                             2.05%            -              -              -             -             -
SST International Equity
  Portfolio Class 3                             2.20%            -            (14)             -             -           (14)
SST International Equity
  Portfolio Class 3                             2.30%            -            (14)             -             -           (14)
SST Large Cap Growth
  Portfolio Class 1                             1.40%       13,006        (47,006)             -           (36)      (34,036)
SST Large Cap Growth
  Portfolio Class 1                             1.52%            -         (9,871)             -             -        (9,871)
SST Large Cap Growth
  Portfolio Class 2                             1.40%       29,697       (149,249)         3,695             -      (115,857)
SST Large Cap Growth
  Portfolio Class 2                             1.55%       35,363       (226,673)             -          (160)     (191,470)
SST Large Cap Growth
  Portfolio Class 2                             1.65%       72,729       (309,789)             -             -      (237,060)
SST Large Cap Growth
  Portfolio Class 2                             1.70%       22,456        (60,094)             -             -       (37,638)
SST Large Cap Growth
  Portfolio Class 2                             1.95%        1,981         (9,238)             -             -        (7,257)
SST Large Cap Growth
  Portfolio Class 3                             1.15%        4,994           (845)             -             -         4,149
SST Large Cap Growth
  Portfolio Class 3                             1.40%       28,915       (258,556)             -             -      (229,641)
SST Large Cap Growth
  Portfolio Class 3                             1.55%       45,589       (193,317)             -             -      (147,728)
SST Large Cap Growth
  Portfolio Class 3                             1.65%        7,049        (55,486)             -             -       (48,437)
SST Large Cap Growth
  Portfolio Class 3                             1.70%          115         (5,468)             -             -        (5,353)

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended April 30, 2014.

                                 Contracts With a     Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                   Total Expense of /(1)/ Units Issued Units Redeemed  Issued /(1)/  Redeemed /(1)/  (Decrease)
------------                   ---------------------  ------------ --------------  ------------- -------------  ------------
SST Large Cap Growth
  Portfolio Class 3                             1.75%          571        (30,794)             -             -       (30,223)
SST Large Cap Growth
  Portfolio Class 3                             1.80%        3,884        (35,440)             -             -       (31,556)
SST Large Cap Growth
  Portfolio Class 3                             1.85%            -            (33)             -             -           (33)
SST Large Cap Growth
  Portfolio Class 3                             1.90%            -            (13)             -             -           (13)
SST Large Cap Growth
  Portfolio Class 3                             1.95%            8           (753)             -             -          (745)
SST Large Cap Growth
  Portfolio Class 3                             2.00%            -           (757)             -             -          (757)
SST Large Cap Growth
  Portfolio Class 3                             2.05%            -            (31)             -             -           (31)
SST Large Cap Growth
  Portfolio Class 3                             2.20%            -            (29)             -             -           (29)
SST Large Cap Growth
  Portfolio Class 3                             2.30%            -            (30)             -             -           (30)
SST Large Cap Value Portfolio
  Class 1                                       1.40%        5,616        (44,613)             -          (110)      (39,107)
SST Large Cap Value Portfolio
  Class 1                                       1.52%            3         (4,925)             -             -        (4,922)
SST Large Cap Value Portfolio
  Class 2                                       1.40%       23,776        (87,323)           996             -       (62,551)
SST Large Cap Value Portfolio
  Class 2                                       1.55%       41,093       (145,343)             -           (59)     (104,309)
SST Large Cap Value Portfolio
  Class 2                                       1.65%       50,888       (163,086)             -             -      (112,198)
SST Large Cap Value Portfolio
  Class 2                                       1.70%       20,425        (29,718)             -             -        (9,293)
SST Large Cap Value Portfolio
  Class 2                                       1.95%        1,132         (4,632)             -             -        (3,500)
SST Large Cap Value Portfolio
  Class 3                                       1.15%        2,760         (3,813)             -             -        (1,053)
SST Large Cap Value Portfolio
  Class 3                                       1.40%       32,071       (134,949)           742          (895)     (103,031)
SST Large Cap Value Portfolio
  Class 3                                       1.55%       47,577       (145,952)             -            (6)      (98,381)
SST Large Cap Value Portfolio
  Class 3                                       1.65%        8,701        (23,100)             -             -       (14,399)
SST Large Cap Value Portfolio
  Class 3                                       1.70%           36         (3,239)             -             -        (3,203)
SST Large Cap Value Portfolio
  Class 3                                       1.75%        1,049        (11,774)             -             -       (10,725)
SST Large Cap Value Portfolio
  Class 3                                       1.80%        3,724        (24,171)             -             -       (20,447)
SST Large Cap Value Portfolio
  Class 3                                       1.85%            -            (14)             -             -           (14)
SST Large Cap Value Portfolio
  Class 3                                       1.90%            -             (4)             -             -            (4)
SST Large Cap Value Portfolio
  Class 3                                       1.95%          186           (414)             -             -          (228)
SST Large Cap Value Portfolio
  Class 3                                       2.00%            4           (415)             -             -          (411)
SST Large Cap Value Portfolio
  Class 3                                       2.05%            -            (14)             -             -           (14)
SST Large Cap Value Portfolio
  Class 3                                       2.20%            -            (10)             -             -           (10)
SST Large Cap Value Portfolio
  Class 3                                       2.30%            -            (10)             -             -           (10)
SST Mid Cap Growth Portfolio
  Class 1                                       1.40%        3,108        (25,556)             -           (47)      (22,495)
SST Mid Cap Growth Portfolio
  Class 1                                       1.52%            -         (2,217)             -             -        (2,217)
SST Mid Cap Growth Portfolio
  Class 2                                       1.40%        4,920        (46,756)            59             -       (41,777)
SST Mid Cap Growth Portfolio
  Class 2                                       1.55%       16,210        (40,456)             -           (48)      (24,294)
SST Mid Cap Growth Portfolio
  Class 2                                       1.65%       43,877       (128,298)             -             -       (84,421)
SST Mid Cap Growth Portfolio
  Class 2                                       1.70%       16,071        (15,761)             -             -           310
SST Mid Cap Growth Portfolio
  Class 2                                       1.95%          796         (3,390)             -             -        (2,594)
SST Mid Cap Growth Portfolio
  Class 3                                       1.15%        4,040         (2,735)             -             -         1,305
SST Mid Cap Growth Portfolio
  Class 3                                       1.40%       16,824       (119,576)           231          (258)     (102,779)
SST Mid Cap Growth Portfolio
  Class 3                                       1.55%       26,693        (70,420)             -            (7)      (43,734)
SST Mid Cap Growth Portfolio
  Class 3                                       1.65%        5,540        (29,017)             -             -       (23,477)
SST Mid Cap Growth Portfolio
  Class 3                                       1.70%           22         (2,710)             -             -        (2,688)
SST Mid Cap Growth Portfolio
  Class 3                                       1.75%          322         (8,505)             -             -        (8,183)
SST Mid Cap Growth Portfolio
  Class 3                                       1.80%        3,793        (12,739)             -             -        (8,946)
SST Mid Cap Growth Portfolio
  Class 3                                       1.85%           11            (25)             -             -           (14)
SST Mid Cap Growth Portfolio
  Class 3                                       1.90%            -             (4)             -             -            (4)
SST Mid Cap Growth Portfolio
  Class 3                                       1.95%            -           (467)             -             -          (467)
SST Mid Cap Growth Portfolio
  Class 3                                       2.00%          159            (94)             -             -            65
SST Mid Cap Growth Portfolio
  Class 3                                       2.05%            -            (11)             -             -           (11)
SST Mid Cap Growth Portfolio
  Class 3                                       2.20%            -             (8)             -             -            (8)
SST Mid Cap Growth Portfolio
  Class 3                                       2.30%            -             (9)             -             -            (9)
SST Mid Cap Value Portfolio
  Class 1                                       1.40%        2,718        (18,447)             -           (87)      (15,816)
SST Mid Cap Value Portfolio
  Class 1                                       1.52%            3         (2,049)             -             -        (2,046)
SST Mid Cap Value Portfolio
  Class 2                                       1.40%       10,737        (54,823)             -          (609)      (44,695)
SST Mid Cap Value Portfolio
  Class 2                                       1.55%       21,826        (67,653)             -           (40)      (45,867)
SST Mid Cap Value Portfolio
  Class 2                                       1.65%       35,259       (110,321)             -             -       (75,062)
SST Mid Cap Value Portfolio
  Class 2                                       1.70%       17,070        (20,463)             -             -        (3,393)
SST Mid Cap Value Portfolio
  Class 2                                       1.95%          921         (4,428)             -             -        (3,507)
SST Mid Cap Value Portfolio
  Class 3                                       1.15%        2,791         (1,972)             -             -           819
SST Mid Cap Value Portfolio
  Class 3                                       1.40%       21,390       (102,741)           132          (176)      (81,395)
SST Mid Cap Value Portfolio
  Class 3                                       1.55%       28,804        (74,231)             -            (2)      (45,429)
SST Mid Cap Value Portfolio
  Class 3                                       1.65%        1,976        (24,643)             -             -       (22,667)
SST Mid Cap Value Portfolio
  Class 3                                       1.70%           12         (2,345)             -             -        (2,333)
SST Mid Cap Value Portfolio
  Class 3                                       1.75%       15,430         (8,439)             -             -         6,991
SST Mid Cap Value Portfolio
  Class 3                                       1.80%        2,002         (9,357)             -             -        (7,355)
SST Mid Cap Value Portfolio
  Class 3                                       1.85%            9            (20)             -             -           (11)
SST Mid Cap Value Portfolio
  Class 3                                       1.90%            -             (3)             -             -            (3)
SST Mid Cap Value Portfolio
  Class 3                                       1.95%           90           (152)             -             -           (62)
SST Mid Cap Value Portfolio
  Class 3                                       2.00%           18           (120)             -             -          (102)
SST Mid Cap Value Portfolio
  Class 3                                       2.05%            -             (9)             -             -            (9)

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended April 30, 2014.

                                 Contracts With a     Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                   Total Expense of /(1)/ Units Issued Units Redeemed  Issued /(1)/  Redeemed /(1)/  (Decrease)
------------                   ---------------------  ------------ --------------  ------------- -------------  ------------
SST Mid Cap Value Portfolio
  Class 3                                       2.20%            -             (7)             -             -            (7)
SST Mid Cap Value Portfolio
  Class 3                                       2.30%            -             (7)             -             -            (7)
SST Moderate Growth Strategy
  Class 1                                       1.40%        9,560       (138,424)         3,710        (1,996)     (127,150)
SST Moderate Growth Strategy
  Class 1                                       1.52%            -         (8,351)             -             -        (8,351)
SST Moderate Growth Strategy
  Class 2                                       1.40%       59,166       (202,542)             -          (153)     (143,529)
SST Moderate Growth Strategy
  Class 2                                       1.55%       17,363        (49,002)             -             -       (31,639)
SST Moderate Growth Strategy
  Class 2                                       1.65%      106,708       (325,022)             -             -      (218,314)
SST Moderate Growth Strategy
  Class 2                                       1.70%       12,631        (33,254)             -             -       (20,623)
SST Moderate Growth Strategy
  Class 2                                       1.95%        1,629        (31,855)             -             -       (30,226)
SST Moderate Growth Strategy
  Class 3                                       1.15%       28,720        (18,415)             -             -        10,305
SST Moderate Growth Strategy
  Class 3                                       1.40%       39,391       (420,266)             -        (1,254)     (382,129)
SST Moderate Growth Strategy
  Class 3                                       1.55%       37,735       (163,853)             -           (33)     (126,151)
SST Moderate Growth Strategy
  Class 3                                       1.65%       26,136        (81,923)             -             -       (55,787)
SST Moderate Growth Strategy
  Class 3                                       1.70%            1         (2,156)             -             -        (2,155)
SST Moderate Growth Strategy
  Class 3                                       1.75%        2,863        (33,795)             -             -       (30,932)
SST Moderate Growth Strategy
  Class 3                                       1.80%        5,714        (21,812)             -             -       (16,098)
SST Moderate Growth Strategy
  Class 3                                       1.85%            -           (111)             -             -          (111)
SST Moderate Growth Strategy
  Class 3                                       1.90%            2           (482)             -             -          (480)
SST Moderate Growth Strategy
  Class 3                                       1.95%            -         (6,335)             -             -        (6,335)
SST Moderate Growth Strategy
  Class 3                                       2.00%           96         (1,350)             -             -        (1,254)
SST Moderate Growth Strategy
  Class 3                                       2.05%            -            (11)             -             -           (11)
SST Moderate Growth Strategy
  Class 3                                       2.20%            -             (7)             -             -            (7)
SST Moderate Growth Strategy
  Class 3                                       2.30%            -             (7)             -             -            (7)
SST Real Return Portfolio
  Class 3                                       1.15%       43,539        (49,242)             -             -        (5,703)
SST Real Return Portfolio
  Class 3                                       1.40%       38,648       (143,973)             -             -      (105,325)
SST Real Return Portfolio
  Class 3                                       1.55%       53,245       (312,054)             -            (7)     (258,816)
SST Real Return Portfolio
  Class 3                                       1.65%        6,078        (27,193)             -             -       (21,115)
SST Real Return Portfolio
  Class 3                                       1.70%       31,773       (198,732)             -             -      (166,959)
SST Real Return Portfolio
  Class 3                                       1.75%        8,378        (48,852)             -             -       (40,474)
SST Real Return Portfolio
  Class 3                                       1.80%        2,779        (22,938)             -             -       (20,159)
SST Real Return Portfolio
  Class 3                                       1.85%           28           (169)             -             -          (141)
SST Real Return Portfolio
  Class 3                                       1.90%            -             (5)             -             -            (5)
SST Real Return Portfolio
  Class 3                                       1.95%        2,040        (25,532)             -             -       (23,492)
SST Real Return Portfolio
  Class 3                                       2.00%          913           (532)             -             -           381
SST Real Return Portfolio
  Class 3                                       2.05%          188            (54)             -             -           134
SST Real Return Portfolio
  Class 3                                       2.20%            -            (10)             -             -           (10)
SST Real Return Portfolio
  Class 3                                       2.30%            -            (10)             -             -           (10)
SAST Dynamic Allocation
  Portfolio Class 3                             1.15%       14,220           (199)             -             -        14,021
SAST Dynamic Allocation
  Portfolio Class 3                             1.40%    1,493,563       (101,735)             -             -     1,391,828
SAST Dynamic Allocation
  Portfolio Class 3                             1.55%    2,215,674       (123,410)             -             -     2,092,264
SAST Dynamic Allocation
  Portfolio Class 3                             1.65%      228,521        (10,778)             -             -       217,743
SAST Dynamic Allocation
  Portfolio Class 3                             1.75%      519,932        (40,792)             -             -       479,140
SAST Dynamic Allocation
  Portfolio Class 3                             1.80%       43,891         (1,539)             -             -        42,352
SAST Dynamic Allocation
  Portfolio Class 3                             1.85%       79,602         (2,318)             -             -        77,284
SAST Dynamic Allocation
  Portfolio Class 3                             1.90%      183,616           (627)             -             -       182,989
SAST Dynamic Allocation
  Portfolio Class 3                             2.00%       49,363         (6,139)             -             -        43,224
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3                    1.15%       12,311           (419)             -             -        11,892
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3                    1.40%    1,381,110       (107,417)             -             -     1,273,693
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3                    1.55%    2,240,534       (122,817)             -             -     2,117,717
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3                    1.65%      224,117         (9,064)             -             -       215,053
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3                    1.75%      476,809        (39,924)             -             -       436,885
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3                    1.80%       44,078         (1,545)             -             -        42,533
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3                    1.85%       50,763           (941)             -             -        49,822
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3                    1.90%      105,436           (195)             -             -       105,241
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3                    2.00%       49,592         (6,122)             -             -        43,470
SST Small Cap Portfolio Class
  1                                             1.40%        3,430        (20,451)             -          (149)      (17,170)
SST Small Cap Portfolio Class
  1                                             1.52%            -           (282)             -             -          (282)
SST Small Cap Portfolio Class
  2                                             1.40%       11,257        (87,790)           720             -       (75,813)
SST Small Cap Portfolio Class
  2                                             1.55%       43,876       (145,905)             -          (127)     (102,156)
SST Small Cap Portfolio Class
  2                                             1.65%       64,080       (170,093)             -             -      (106,013)
SST Small Cap Portfolio Class
  2                                             1.70%       31,271        (33,604)             -             -        (2,333)
SST Small Cap Portfolio Class
  2                                             1.95%        1,553         (4,734)             -             -        (3,181)
SST Small Cap Portfolio Class
  3                                             1.15%        1,976         (2,732)             -             -          (756)
SST Small Cap Portfolio Class
  3                                             1.40%       36,678       (163,773)             -             -      (127,095)
SST Small Cap Portfolio Class
  3                                             1.55%       42,412       (121,140)             -             -       (78,728)
SST Small Cap Portfolio Class
  3                                             1.65%       17,779        (56,333)             -             -       (38,554)
SST Small Cap Portfolio Class
  3                                             1.70%           16         (3,792)             -             -        (3,776)
SST Small Cap Portfolio Class
  3                                             1.75%        1,093        (15,528)             -             -       (14,435)
SST Small Cap Portfolio Class
  3                                             1.80%        7,808        (18,383)             -             -       (10,575)
SST Small Cap Portfolio Class
  3                                             1.85%           73           (171)             -             -           (98)

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended April 30, 2014.

                                 Contracts With a     Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                   Total Expense of /(1)/ Units Issued Units Redeemed  Issued /(1)/  Redeemed /(1)/  (Decrease)
------------                   ---------------------  ------------ --------------  ------------- -------------  ------------
SST Small Cap Portfolio Class
  3                                             1.90%            -             (6)             -             -            (6)
SST Small Cap Portfolio Class
  3                                             1.95%           10           (366)             -             -          (356)
SST Small Cap Portfolio Class
  3                                             2.00%            1           (569)             -             -          (568)
SST Small Cap Portfolio Class
  3                                             2.05%            -            (80)             -             -           (80)
SST Small Cap Portfolio Class
  3                                             2.20%            -            (13)             -             -           (13)
SST Small Cap Portfolio Class
  3                                             2.30%            -            (13)             -             -           (13)
T Rowe Price Blue Chip Growth
  Portfolio Class II                            1.15%       14,609        (12,311)             -             -         2,298
T Rowe Price Blue Chip Growth
  Portfolio Class II                            1.40%       49,620        (77,520)            18             -       (27,882)
T Rowe Price Blue Chip Growth
  Portfolio Class II                            1.55%       32,378        (72,401)             -             -       (40,023)
T Rowe Price Blue Chip Growth
  Portfolio Class II                            1.65%        3,916        (16,090)             -             -       (12,174)
T Rowe Price Blue Chip Growth
  Portfolio Class II                            1.75%      150,518       (181,698)             -             -       (31,180)
T Rowe Price Blue Chip Growth
  Portfolio Class II                            1.80%       11,424        (10,014)             -             -         1,410
T Rowe Price Blue Chip Growth
  Portfolio Class II                            1.85%           91           (955)             -             -          (864)
T Rowe Price Blue Chip Growth
  Portfolio Class II                            1.90%          385         (2,612)             -             -        (2,227)
T Rowe Price Blue Chip Growth
  Portfolio Class II                            2.00%           36           (813)             -             -          (777)
T Rowe Price Blue Chip Growth
  Portfolio Class II                            2.05%            -            (28)             -             -           (28)
T Rowe Price Blue Chip Growth
  Portfolio Class II                            2.20%            -            (15)             -             -           (15)
T Rowe Price Blue Chip Growth
  Portfolio Class II                            2.30%            -           (874)             -             -          (874)
T Rowe Price Equity Income
  Portfolio Class II                            1.15%        2,167         (3,453)             -             -        (1,286)
T Rowe Price Equity Income
  Portfolio Class II                            1.40%       55,626       (137,127)            96             -       (81,405)
T Rowe Price Equity Income
  Portfolio Class II                            1.55%       52,806       (211,284)             -             -      (158,478)
T Rowe Price Equity Income
  Portfolio Class II                            1.65%        5,133        (25,579)             -             -       (20,446)
T Rowe Price Equity Income
  Portfolio Class II                            1.75%        8,099        (45,163)             -             -       (37,064)
T Rowe Price Equity Income
  Portfolio Class II                            1.80%        4,427        (12,720)             -             -        (8,293)
T Rowe Price Equity Income
  Portfolio Class II                            1.85%          264         (4,200)             -             -        (3,936)
T Rowe Price Equity Income
  Portfolio Class II                            1.90%        1,350         (9,073)             -             -        (7,723)
T Rowe Price Equity Income
  Portfolio Class II                            2.00%          119         (3,385)             -             -        (3,266)
T Rowe Price Equity Income
  Portfolio Class II                            2.05%           30            (91)             -             -           (61)
T Rowe Price Equity Income
  Portfolio Class II                            2.20%            -            (16)             -             -           (16)
T Rowe Price Equity Income
  Portfolio Class II                            2.30%            -         (2,469)             -             -        (2,469)
Fidelity VIP Contrafund
  Portfolio Service Class 2                     1.15%       12,003         (7,650)             -             -         4,353
Fidelity VIP Contrafund
  Portfolio Service Class 2                     1.40%       35,358        (73,369)            40             -       (37,971)
Fidelity VIP Contrafund
  Portfolio Service Class 2                     1.55%       42,450       (135,651)             -             -       (93,201)
Fidelity VIP Contrafund
  Portfolio Service Class 2                     1.65%        7,183        (16,557)             -             -        (9,374)
Fidelity VIP Contrafund
  Portfolio Service Class 2                     1.75%       19,993        (57,956)             -             -       (37,963)
Fidelity VIP Contrafund
  Portfolio Service Class 2                     1.80%        6,289        (11,030)             -             -        (4,741)
Fidelity VIP Contrafund
  Portfolio Service Class 2                     1.85%           94         (1,909)             -             -        (1,815)
Fidelity VIP Contrafund
  Portfolio Service Class 2                     1.90%          574         (4,525)             -             -        (3,951)
Fidelity VIP Contrafund
  Portfolio Service Class 2                     2.00%           48         (1,677)             -             -        (1,629)
Fidelity VIP Contrafund
  Portfolio Service Class 2                     2.05%            2            (90)             -             -           (88)
Fidelity VIP Contrafund
  Portfolio Service Class 2                     2.20%            -            (16)             -             -           (16)
Fidelity VIP Contrafund
  Portfolio Service Class 2                     2.30%            -           (923)             -             -          (923)
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     1.15%       18,698         (3,985)             -             -        14,713
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     1.40%       20,522       (112,387)           101             -       (91,764)
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     1.55%       21,231       (207,779)             -             -      (186,548)
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     1.65%        8,738        (21,450)             -             -       (12,712)
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     1.75%       77,444        (71,857)             -             -         5,587
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     1.80%       10,194        (19,085)             -             -        (8,891)
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     1.85%          336         (4,378)             -             -        (4,042)
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     1.90%        1,290         (8,920)             -             -        (7,630)
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     2.00%          124         (4,091)             -             -        (3,967)
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     2.05%            -            (10)             -             -           (10)
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     2.20%            -            (17)             -             -           (17)
Fidelity VIP Equity-Income
  Portfolio Service Class 2                     2.30%            -         (2,157)             -             -        (2,157)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       1.15%       18,418        (19,952)             -             -        (1,534)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       1.40%      149,828       (422,259)           287             -      (272,144)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       1.55%      155,027       (532,834)             -             -      (377,807)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       1.65%       24,418        (62,185)             -             -       (37,767)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       1.75%       29,605       (106,545)             -             -       (76,940)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       1.80%       19,148        (23,839)             -             -        (4,691)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       1.85%        2,681        (11,977)             -             -        (9,296)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       1.90%        7,072        (16,057)             -             -        (8,985)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       2.00%        1,425         (6,329)             -             -        (4,904)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       2.05%            -            (10)             -             -           (10)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       2.20%            -            (10)             -             -           (10)
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                                       2.30%            -         (5,256)             -             -        (5,256)
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     1.15%       11,204        (10,255)             -             -           949
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     1.40%       30,201       (176,733)           157             -      (146,375)
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     1.55%       56,567       (310,596)             -             -      (254,029)
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     1.65%        8,659        (38,432)             -             -       (29,773)

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended April 30, 2014.

                                 Contracts With a     Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                   Total Expense of /(1)/ Units Issued Units Redeemed  Issued /(1)/  Redeemed /(1)/  (Decrease)
------------                   ---------------------  ------------ --------------  ------------- -------------  ------------
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     1.75%        6,740        (57,471)             -             -       (50,731)
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     1.80%        9,746        (16,024)             -             -        (6,278)
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     1.85%          351         (6,493)             -             -        (6,142)
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     1.90%        1,650        (13,979)             -             -       (12,329)
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     2.00%          136         (5,226)             -             -        (5,090)
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     2.05%            -            (10)             -             -           (10)
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     2.20%            -            (15)             -             -           (15)
Fidelity VIP Mid Cap
  Portfolio Service Class 2                     2.30%            -         (3,527)             -             -        (3,527)
Fidelity VIP Overseas
  Portfolio Service Class 2                     1.15%        3,639         (5,025)             -             -        (1,386)
Fidelity VIP Overseas
  Portfolio Service Class 2                     1.40%       32,874       (162,112)           121             -      (129,117)
Fidelity VIP Overseas
  Portfolio Service Class 2                     1.55%       89,513       (295,389)             -             -      (205,876)
Fidelity VIP Overseas
  Portfolio Service Class 2                     1.65%       34,769        (49,756)             -             -       (14,987)
Fidelity VIP Overseas
  Portfolio Service Class 2                     1.75%        5,974        (52,835)             -             -       (46,861)
Fidelity VIP Overseas
  Portfolio Service Class 2                     1.80%        9,696        (14,503)             -             -        (4,807)
Fidelity VIP Overseas
  Portfolio Service Class 2                     1.85%          268         (5,386)             -             -        (5,118)
Fidelity VIP Overseas
  Portfolio Service Class 2                     1.90%        2,009        (12,473)             -             -       (10,464)
Fidelity VIP Overseas
  Portfolio Service Class 2                     2.00%          886         (5,041)             -             -        (4,155)
Fidelity VIP Overseas
  Portfolio Service Class 2                     2.05%            -            (10)             -             -           (10)
Fidelity VIP Overseas
  Portfolio Service Class 2                     2.20%            -            (17)             -             -           (17)
Fidelity VIP Overseas
  Portfolio Service Class 2                     2.30%            -         (1,933)             -             -        (1,933)

/(1)/Presentation of Note 6 changed for 2014 to include Total Expense and Annuity Unit detail for each Sub-account.

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended April 30, 2013

                                                              Accumulation Units Accumulation Units  Net Increase
Sub-accounts                                                        Issued            Redeemed        (Decrease)
------------                                                  ------------------ ------------------  ------------
SAST American Funds Global Growth Portfolio Class 3                        8,134            (82,183)      (74,049)
SAST American Funds Growth Portfolio Class 3                               3,555            (32,797)      (29,242)
SAST American Funds Growth-Income Portfolio Class 3                        9,642           (172,737)     (163,095)
SST Allocation Balanced Portfolio Class 3                                 55,454         (1,030,564)     (975,110)
SST Allocation Growth Portfolio Class 3                                   23,339         (1,535,814)   (1,512,475)
SST Allocation Moderate Growth Portfolio Class 3                         231,838         (4,596,879)   (4,365,041)
SST Allocation Moderate Portfolio Class 3                                 85,652         (2,301,688)   (2,216,036)
SST Balanced Growth Strategy Class 1                                         706           (106,959)     (106,253)
SST Balanced Growth Strategy Class 2                                      23,559           (743,382)     (719,823)
SST Balanced Growth Strategy Class 3                                      38,197           (553,833)     (515,636)
SST Cash Management Portfolio Class 1                                         11            (55,778)      (55,767)
SST Cash Management Portfolio Class 2                                      6,184           (635,537)     (629,353)
SST Cash Management Portfolio Class 3                                     87,913         (1,192,715)   (1,104,802)
SST Conservative Growth Strategy Class 1                                     200           (125,288)     (125,088)
SST Conservative Growth Strategy Class 2                                  10,581           (666,532)     (655,951)
SST Conservative Growth Strategy Class 3                                  50,258           (489,248)     (438,990)
SST Diversified Fixed Income Portfolio Class 1                            12,763            (44,061)      (31,298)
SST Diversified Fixed Income Portfolio Class 2                             3,158           (531,103)     (527,945)
SST Diversified Fixed Income Portfolio Class 3                            28,025           (406,462)     (378,437)
SST Focus Growth Portfolio Class 1                                           261            (28,387)      (28,126)
SST Focus Growth Portfolio Class 2                                         5,441         (1,219,625)   (1,214,184)
SST Focus Growth Portfolio Class 3                                        33,327         (1,400,581)   (1,367,254)
SST Focus Value Portfolio Class 2                                            961           (280,634)     (279,673)
SST Focus Value Portfolio Class 3                                          6,156           (273,246)     (267,090)
SST Growth Strategy Class 1                                                1,361           (128,511)     (127,150)
SST Growth Strategy Class 2                                                2,669           (489,933)     (487,264)
SST Growth Strategy Class 3                                               26,764           (376,175)     (349,411)
SST International Equity Portfolio Class 1                                     2            (60,726)      (60,724)
SST International Equity Portfolio Class 2                                 3,596           (678,634)     (675,038)
SST International Equity Portfolio Class 3                                20,946           (646,972)     (626,026)
SST Large Cap Growth Portfolio Class 1                                       152            (60,093)      (59,941)
SST Large Cap Growth Portfolio Class 2                                     3,196           (757,599)     (754,403)
SST Large Cap Growth Portfolio Class 3                                    23,468           (601,252)     (577,784)
SST Large Cap Value Portfolio Class 1                                         92            (56,887)      (56,795)
SST Large Cap Value Portfolio Class 2                                      2,787           (486,152)     (483,365)
SST Large Cap Value Portfolio Class 3                                     11,538           (407,941)     (396,403)
SST Mid Cap Growth Portfolio Class 1                                           1            (40,403)      (40,402)
SST Mid Cap Growth Portfolio Class 2                                       1,734           (312,479)     (310,745)
SST Mid Cap Growth Portfolio Class 3                                       5,792           (262,766)     (256,974)
SST Mid Cap Value Portfolio Class 1                                        4,491            (28,199)      (23,708)
SST Mid Cap Value Portfolio Class 2                                        1,094           (251,564)     (250,470)
SST Mid Cap Value Portfolio Class 3                                        5,693           (206,768)     (201,075)
SST Moderate Growth Strategy Class 1                                         203           (228,950)     (228,747)
SST Moderate Growth Strategy Class 2                                       6,687         (1,056,334)   (1,049,647)
SST Moderate Growth Strategy Class 3                                      28,860           (476,613)     (447,753)
SST Real Return Portfolio Class 3                                         29,811           (364,936)     (335,125)
SST Small Cap Portfolio Class 1                                                2            (36,761)      (36,759)
SST Small Cap Portfolio Class 2                                            1,626           (402,713)     (401,087)
SST Small Cap Portfolio Class 3                                            8,082           (358,941)     (350,859)
T Rowe Price Blue Chip Growth Portfolio Class II                           3,566            (18,638)      (15,072)
T Rowe Price Equity Income Portfolio Class II                              8,559           (114,841)     (106,282)
Fidelity VIP Contrafund Portfolio Service Class 2                         22,412           (159,141)     (136,729)
Fidelity VIP Equity-Income Portfolio Service Class 2                      15,108           (120,116)     (105,008)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2              39,486           (210,366)     (170,880)
Fidelity VIP Mid Cap Portfolio Service Class 2                            15,822           (194,927)     (179,105)
Fidelity VIP Overseas Portfolio Service Class 2                           10,796           (143,289)     (132,493)

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2014, 2013, 2012, 2011, and 2010:

                                                           At April 30
                                           --------------------------------------------------------

                                                        Unit Value
Year                                         Units    Lowest to Highest ($)/(5)/  Net Assets ($)/(4)/
----                                       ---------- --------------------------  ------------------
SAST American Funds Global Growth
  Portfolio Class 3
2014                                          672,106 14.64     to      15.50         10,125,330
2013                                          960,441 12.69     to      13.53         12,669,808
2012                                        1,034,490 11.10     to      11.70         11,848,654
2011                                        1,108,196 11.97     to      12.47         13,576,142
2010                                        1,158,694 10.22     to      10.53         12,028,539
SAST American Funds Growth Portfolio
  Class 3
2014                                          352,787 13.50     to      14.48          4,963,269
2013                                          542,220 11.70     to      12.46          6,589,046
2012                                          571,462 10.66     to      11.23          6,281,349
2011                                          634,521 11.33     to      10.88          7,064,949
2010                                          666,777  9.22     to       9.49          6,239,986
SAST American Funds Growth-Income
  Portfolio Class 3
2014                                          525,692 13.42     to      14.38          7,348,622
2013                                          721,608 11.27     to      12.02          8,453,186
2012                                          884,703  9.81     to      10.34          8,947,934
2011                                          838,686  9.90     to      10.31          8,495,683
2010                                          835,747  8.94     to       9.20          7,585,712
SST Allocation Balanced Portfolio Class 3
2014                                       10,579,127 12.98     to      14.13        145,150,485
2013                                       13,496,090 12.54     to      13.35        175,459,750
2012                                       14,471,200 11.72     to      12.33        174,425,206
2011                                       15,017,671 11.78     to      12.26        180,578,412
2010                                       15,345,426 10.82     to      11.13        168,207,813
SST Allocation Growth Portfolio Class 3
2014                                        6,159,657 13.55     to      14.63         87,293,229
2013                                        7,364,300 12.12     to      12.97         92,904,095
2012                                        8,876,775 10.93     to      11.57        100,247,092
2011                                       10,441,130 11.77     to      12.31        125,971,833
2010                                       12,487,431 10.31     to      10.65        130,865,747
SST Allocation Moderate Growth Portfolio
  Class 3
2014                                       29,306,484 13.04     to      14.12        400,761,274
2013                                       37,602,126 12.12     to      12.93        472,803,134
2012                                       41,967,167 11.12     to      11.74        480,596,436
2011                                       47,324,759 11.63     to      12.13        562,542,942
2010                                       50,871,118 10.41     to      10.73        536,848,452
SST Allocation Moderate Portfolio Class 3
2014                                       13,031,066 13.11     to      14.23        179,440,763
2013                                       16,214,017 12.40     to      13.23        208,357,309
2012                                       18,430,053 11.49     to      12.12        217,795,693
2011                                       20,884,417 11.84     to      12.35        252,360,656
2010                                       22,741,864 10.71     to      11.04        246,739,218

                                                      For the year ended April 30
                                           -------------------------------------------------
                                             Expense Ratio   Investment
                                           Lowest to Highest   Income   Total Return Lowest to
Year                                             /(1)/       Ratio/(2)/   Highest/(3) (6)/
----                                       ----------------- ---------- --------------------
SAST American Funds Global Growth
  Portfolio Class 3
2014                                        1.15% to 2.30%      0.58%   13.58%      to  14.55%
2013                                        1.15% to 2.30%      0.98%   14.30%      to  15.62%
2012                                        1.15% to 2.30%      0.81%   -7.23%      to  -6.15%
2011                                        1.15% to 2.30%      0.67%   17.11%      to  18.46%
2010                                        1.15% to 2.30%      1.94%   32.19%/(7)/ to  37.17%
SAST American Funds Growth Portfolio
  Class 3
2014                                        1.15% to 2.30%      0.51%   15.11%      to  16.15%
2013                                        1.15% to 2.30%      0.34%    9.72%      to  10.99%
2012                                        1.15% to 2.30%      0.33%   -2.04%      to  -0.90%
2011                                        1.15% to 2.30%      0.23%   18.01%      to  19.37%
2010                                        1.15% to 2.30%      1.52%   35.07%/(7)/ to  37.91%
SAST American Funds Growth-Income
  Portfolio Class 3
2014                                        1.15% to 2.30%      1.20%   18.63%      to  19.70%
2013                                        1.15% to 2.30%      1.22%   14.94%      to  16.26%
2012                                        1.15% to 2.30%      0.97%   -0.91%      to   0.23%
2011                                        1.15% to 2.30%      1.02%   10.77%      to  12.05%
2010                                        1.15% to 2.30%      1.94%   30.29%/(7)/ to  33.25%
SST Allocation Balanced Portfolio Class 3
2014                                        1.15% to 2.30%      1.63%    4.93%      to   5.88%
2013                                        1.15% to 2.30%      1.04%    7.03%      to   8.27%
2012                                        1.15% to 2.30%      1.13%   -0.54%      to   0.61%
2011                                        1.15% to 2.30%      1.89%    8.87%      to  10.13%
2010                                        1.15% to 2.30%      3.29%   21.38%/(7)/ to  24.51%
SST Allocation Growth Portfolio Class 3
2014                                        1.15% to 2.30%      0.73%   11.77%      to  12.78%
2013                                        1.15% to 2.30%      0.83%   10.87%      to  12.14%
2012                                        1.15% to 2.30%      0.80%   -7.12%      to  -6.04%
2011                                        1.15% to 2.30%      1.04%   14.20%      to  15.57%
2010                                        1.15% to 2.30%      3.45%   34.10%/(7)/ to  37.49%
SST Allocation Moderate Growth Portfolio
  Class 3
2014                                        1.15% to 2.30%      1.28%    8.21%      to   9.18%
2013                                        1.15% to 2.30%      1.09%    8.95%      to  10.20%
2012                                        1.15% to 2.30%      1.01%   -4.39%      to  -3.29%
2011                                        1.15% to 2.30%      1.48%   11.78%      to  13.08%
2010                                        1.15% to 2.30%      3.05%   28.57%/(7)/ to  31.71%
SST Allocation Moderate Portfolio Class 3
2014                                        1.15% to 2.30%      1.42%    6.61%      to   7.58%
2013                                        1.15% to 2.30%      1.06%    7.91%      to   9.16%
2012                                        1.15% to 2.30%      1.00%   -2.96%      to  -1.84%
2011                                        1.15% to 2.30%      1.74%   10.57%      to  11.84%
2010                                        1.15% to 2.30%      3.39%   25.94%/(7)/ to  29.10%

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2014, 2013, 2012, 2011, and 2010:

                                                          At April 30
                                          -------------------------------------------------------

                                                      Unit Value
Year                                        Units   Lowest to Highest ($)/(5)/  Net Assets ($)/(4)/
----                                      --------- --------------------------  ------------------
SST Balanced Growth Strategy Class 1
2014                                        872,353 24.59     to      25.04         21,841,263
2013                                        994,109 22.43     to      22.81         22,672,767
2012                                      1,100,362 20.73     to      21.06         23,163,549
2011                                      1,280,412 20.10     to      20.39         26,107,118
2010                                      1,623,044 18.19     to      18.43         29,905,358
SST Balanced Growth Strategy Class 2
2014                                      3,456,780 22.97     to      24.53         82,671,758
2013                                      4,234,661 21.07     to      22.38         92,660,424
2012                                      4,954,484 19.59     to      20.69        100,421,278
2011                                      6,000,915 19.10     to      20.07        118,254,353
2010                                      7,530,332 17.39     to      18.16        134,567,632
SST Balanced Growth Strategy Class 3
2014                                      2,241,178 22.60     to      24.75         53,464,832
2013                                      2,599,910 20.13     to      22.55         56,744,036
2012                                      3,115,546 19.22     to      20.81         63,000,384
2011                                      3,711,644 19.07     to      20.16         72,986,392
2010                                      4,322,955 17.42     to      18.22         77,079,921
SST Cash Management Portfolio Class 1
2014                                        123,844 10.42     to      10.42          1,290,040
2013                                        119,734 10.46     to      10.59          1,268,509
2012                                        175,501 10.59     to      10.78          1,891,668
2011                                        164,307 10.80     to      10.97          1,801,686
2010                                        242,600 10.99     to      11.16          2,705,823
SST Cash Management Portfolio Class 2
2014                                      1,135,708  9.55     to      10.21         11,313,172
2013                                      1,289,760  9.79     to      10.40         13,106,499
2012                                      1,919,113 10.03     to      10.60         19,938,518
2011                                      2,358,032 10.28     to      10.80         25,041,927
2010                                      3,693,292 10.52     to      11.00         40,014,229
SST Cash Management Portfolio Class 3
2014                                      2,192,978  9.39     to      10.28         21,785,819
2013                                      2,824,870  9.44     to      10.45         28,649,856
2012                                      3,929,672  9.78     to      10.64         40,669,224
2011                                      4,291,356 10.13     to      10.83         45,408,208
2010                                      4,707,536 10.53     to      11.01         50,844,383
SST Conservative Growth Strategy Class 1
2014                                        742,194 23.31     to      23.73         17,612,881
2013                                        867,118 21.79     to      22.16         19,212,401
2012                                        992,206 20.28     to      20.60         20,434,106
2011                                      1,143,551 19.60     to      19.88         22,728,208
2010                                      1,392,196 17.99     to      18.23         25,363,867

                                                     For the year ended April 30
                                          -------------------------------------------------
                                            Expense Ratio   Investment
                                          Lowest to Highest   Income   Total Return Lowest to
Year                                            /(1)/       Ratio/(2)/   Highest/(3) (6)/
----                                      ----------------- ---------- --------------------
SST Balanced Growth Strategy Class 1
2014                                       1.40% to 1.52%      0.00%    9.62%      to   9.75%
2013                                       1.40% to 1.52%      1.92%    8.22%      to   8.35%
2012                                       1.40% to 1.52%      2.30%    3.12%      to   3.24%
2011                                       1.40% to 1.52%      2.51%   10.52%      to  10.65%
2010                                       1.40% to 1.52%      3.22%   28.30%      to  28.46%
SST Balanced Growth Strategy Class 2
2014                                       1.40% to 1.95%      0.00%    8.99%      to   9.59%
2013                                       1.40% to 1.95%      1.76%    7.59%      to   8.18%
2012                                       1.40% to 1.95%      2.15%    2.52%      to   3.09%
2011                                       1.40% to 1.95%      2.40%    9.88%      to  10.49%
2010                                       1.40% to 1.95%      3.12%   27.56%      to  28.26%
SST Balanced Growth Strategy Class 3
2014                                       1.15% to 2.30%      0.00%    8.83%      to   9.76%
2013                                       1.15% to 2.30%      1.70%    4.71%      to   8.35%
2012                                       1.15% to 2.30%      2.10%    0.78%      to   3.24%
2011                                       1.15% to 2.30%      2.37%    9.47%      to  10.65%
2010                                       1.15% to 2.30%      3.03%   25.25%/(7)/ to  28.46%
SST Cash Management Portfolio Class 1
2014                                       1.40% to 1.52%      0.00%   -1.68%      to  -1.68%
2013                                       1.40% to 1.52%      0.00%   -1.71%      to  -1.23%
2012                                       1.40% to 1.52%      0.00%   -1.87%      to  -1.74%
2011                                       1.40% to 1.52%      0.00%   -1.79%      to  -1.67%
2010                                       1.40% to 1.52%      1.90%   -1.61%      to  -1.50%
SST Cash Management Portfolio Class 2
2014                                       1.40% to 1.95%      0.00%   -2.36%      to  -1.83%
2013                                       1.40% to 1.95%      0.00%   -2.40%      to  -1.86%
2012                                       1.40% to 1.95%      0.00%   -2.43%      to  -1.89%
2011                                       1.40% to 1.95%      0.00%   -2.35%      to  -1.82%
2010                                       1.40% to 1.95%      1.63%   -2.18%      to  -1.64%
SST Cash Management Portfolio Class 3
2014                                       1.15% to 2.30%      0.00%   -2.51%      to  -1.68%
2013                                       1.15% to 2.30%      0.00%   -3.45%      to  -1.71%
2012                                       1.15% to 2.30%      0.00%   -3.47%      to  -1.74%
2011                                       1.15% to 2.30%      0.00%   -3.79%      to  -1.67%
2010                                       1.15% to 2.30%      1.60%   -3.44%/(7)/ to  -1.49%
SST Conservative Growth Strategy Class 1
2014                                       1.40% to 1.52%      0.00%    6.97%      to   7.10%
2013                                       1.40% to 1.52%      1.99%    7.43%      to   7.56%
2012                                       1.40% to 1.52%      2.64%    3.49%      to   3.61%
2011                                       1.40% to 1.52%      2.46%    8.95%      to   9.08%
2010                                       1.40% to 1.52%      3.37%   25.89%      to  26.04%

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2014, 2013, 2012, 2011, and 2010:

                                                          At April 30
                                          -------------------------------------------------------

                                                      Unit Value
Year                                        Units   Lowest to Highest ($)/(5)/  Net Assets ($)/(4)/
----                                      --------- --------------------------  ------------------
SST Conservative Growth Strategy Class 2
2014                                      2,736,231 21.93     to      23.25         62,006,129
2013                                      3,309,118 20.62     to      21.74         70,379,408
2012                                      3,965,069 19.31     to      20.24         78,704,438
2011                                      4,494,685 18.77     to      19.56         86,404,087
2010                                      5,581,620 17.32     to      17.96         98,735,236
SST Conservative Growth Strategy Class 3
2014                                      1,717,286 21.61     to      23.41         39,069,837
2013                                      2,269,065 19.60     to      21.85         48,361,270
2012                                      2,708,055 18.86     to      20.32         53,879,152
2011                                      2,906,250 18.66     to      19.61         55,979,144
2010                                      3,202,846 17.27     to      17.98         56,736,164
SST Diversified Fixed Income Portfolio
  Class 1
2014                                        273,362 15.18     to      15.64          4,275,733
2013                                        360,341 15.61     to      16.07          5,790,187
2012                                        391,639 15.17     to      15.60          6,105,674
2011                                        386,520 14.36     to      14.75          5,697,484
2010                                        439,288 13.71     to      14.07          6,172,899
SST Diversified Fixed Income Portfolio
  Class 2
2014                                      2,813,700 13.98     to      15.33         41,735,072
2013                                      3,395,330 14.46     to      15.78         51,926,352
2012                                      3,923,275 14.13     to      15.33         58,490,551
2011                                      4,526,317 13.46     to      14.53         64,134,048
2010                                      5,758,873 12.92     to      13.87         78,126,515
SST Diversified Fixed Income Portfolio
  Class 3
2014                                      2,070,665 13.72     to      15.43         30,438,162
2013                                      2,718,126 14.58     to      15.85         41,187,114
2012                                      3,096,563 14.34     to      15.38         45,714,545
2011                                      3,523,187 13.75     to      14.55         49,476,813
2010                                      3,906,220 13.30     to      13.87         52,512,551
SST Focus Growth Portfolio Class 1
2014                                        118,255 10.97     to      11.83          1,398,684
2013                                        139,786  9.44     to      10.16          1,419,603
2012                                        167,912  9.28     to       9.98          1,673,953
2011                                        300,384  9.57     to      10.28          3,086,682
2010                                        273,760  7.36     to       7.90          2,159,769
SST Focus Growth Portfolio Class 2
2014                                      3,165,513 10.86     to      11.60         35,874,943
2013                                      3,800,430  9.39     to       9.98         37,129,175
2012                                      5,014,614  9.29     to       9.81         48,297,233
2011                                      6,517,977  9.64     to      10.12         64,888,166
2010                                      4,063,851  7.45     to       7.79         31,156,204

                                                     For the year ended April 30
                                          -------------------------------------------------
                                            Expense Ratio   Investment
                                          Lowest to Highest   Income   Total Return Lowest to
Year                                            /(1)/       Ratio/(2)/   Highest/(3) (6)/
----                                      ----------------- ---------- --------------------
SST Conservative Growth Strategy Class 2
2014                                       1.40% to 1.95%      0.00%    6.35%      to   6.94%
2013                                       1.40% to 1.95%      1.88%    6.81%      to   7.40%
2012                                       1.40% to 1.95%      2.52%    2.89%      to   3.46%
2011                                       1.40% to 1.95%      2.38%    8.33%      to   8.92%
2010                                       1.40% to 1.95%      3.28%   25.16%      to  25.85%
SST Conservative Growth Strategy Class 3
2014                                       1.15% to 2.30%      0.00%    6.20%      to   7.11%
2013                                       1.15% to 2.30%      1.83%    3.92%      to   7.56%
2012                                       1.15% to 2.30%      2.44%    1.09%      to   3.61%
2011                                       1.15% to 2.30%      2.29%    8.07%      to   9.08%
2010                                       1.15% to 2.30%      3.18%   22.58%/(7)/ to  26.05%
SST Diversified Fixed Income Portfolio
  Class 1
2014                                       1.40% to 1.52%      1.62%   -2.80%      to  -2.68%
2013                                       1.40% to 1.52%      2.18%    2.93%      to   3.05%
2012                                       1.40% to 1.52%      2.55%    5.60%      to   5.72%
2011                                       1.40% to 1.52%      2.71%    4.76%      to   4.89%
2010                                       1.40% to 1.52%      3.55%    8.37%      to   8.50%
SST Diversified Fixed Income Portfolio
  Class 2
2014                                       1.40% to 1.95%      1.44%   -3.36%      to  -2.82%
2013                                       1.40% to 1.95%      1.98%    2.33%      to   2.90%
2012                                       1.40% to 1.95%      2.47%    4.99%      to   5.56%
2011                                       1.40% to 1.95%      2.62%    4.16%      to   4.73%
2010                                       1.40% to 1.95%      3.33%    7.74%      to   8.34%
SST Diversified Fixed Income Portfolio
  Class 3
2014                                       1.15% to 2.30%      1.35%   -3.50%      to  -2.68%
2013                                       1.15% to 2.30%      1.98%    1.62%      to   3.05%
2012                                       1.15% to 2.30%      2.32%    4.28%      to   5.72%
2011                                       1.15% to 2.30%      2.66%    3.38%      to   4.88%
2010                                       1.15% to 2.30%      3.24%    5.41%/(7)/ to   8.50%
SST Focus Growth Portfolio Class 1
2014                                       1.40% to 1.52%      0.00%   16.28%      to  16.42%
2013                                       1.40% to 1.52%      0.00%    1.71%      to   1.83%
2012                                       1.40% to 1.52%      0.13%   -3.05%      to  -2.94%
2011                                       1.40% to 1.52%      0.00%   30.07%      to  30.22%
2010                                       1.40% to 1.52%      0.00%   39.42%      to  39.59%
SST Focus Growth Portfolio Class 2
2014                                       1.40% to 1.95%      0.00%   15.61%      to  16.24%
2013                                       1.40% to 1.95%      0.00%    1.12%      to   1.68%
2012                                       1.40% to 1.95%      0.09%   -3.61%      to  -3.08%
2011                                       1.40% to 1.95%      0.00%   29.31%      to  30.03%
2010                                       1.40% to 1.95%      0.00%   38.61%      to  39.38%

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2014, 2013, 2012, 2011, and 2010:

                                                            At April 30
                                            -------------------------------------------------------

                                                        Unit Value
Year                                          Units   Lowest to Highest ($)/(5)/  Net Assets ($)/(4)/
----                                        --------- --------------------------  ------------------
SST Focus Growth Portfolio Class 3
2014                                        2,742,563 10.59     to      11.70         31,060,219
2013                                        3,504,364  9.42     to      10.05         34,226,785
2012                                        4,871,618  9.28     to       9.87         46,860,329
2011                                        6,181,942  9.63     to      10.17         61,467,987
2010                                        2,836,412  7.49     to       7.81         21,752,321
SST Focus Value Portfolio Class 2
2014                                          850,264 20.56     to      22.14         18,391,606
2013                                        1,016,188 17.53     to      18.77         18,674,096
2012                                        1,295,861 15.59     to      16.60         21,106,237
2011                                        1,649,210 17.44     to      18.47         29,954,619
2010                                        2,124,084 15.49     to      16.32         34,144,677
SST Focus Value Portfolio Class 3
2014                                          731,856 20.26     to      22.31         15,739,847
2013                                          927,118 17.43     to      18.89         16,950,804
2012                                        1,194,208 15.57     to      16.68         19,363,148
2011                                        1,409,814 17.52     to      18.53         25,484,956
2010                                        1,602,759 15.68     to      16.35         25,664,219
SST Growth Strategy Class 1
2014                                          937,088 27.16     to      27.66         25,919,785
2013                                        1,021,777 23.67     to      24.08         24,601,448
2012                                        1,148,927 21.85     to      22.20         25,497,869
2011                                        1,377,338 21.50     to      21.82         30,040,514
2010                                        1,668,155 18.89     to      19.14         31,920,622
SST Growth Strategy Class 2
2014                                        1,740,978 25.54     to      27.09         46,077,734
2013                                        2,022,330 22.39     to      23.62         46,757,985
2012                                        2,509,594 20.78     to      21.81         53,720,948
2011                                        3,126,055 20.57     to      21.46         65,981,217
2010                                        4,060,309 18.17     to      18.86         75,466,749
SST Growth Strategy Class 3
2014                                        2,462,739 25.27     to      27.30         65,284,728
2013                                        2,719,588 21.34     to      23.77         62,921,558
2012                                        3,068,999 20.34     to      21.91         65,712,862
2011                                        3,647,029 20.48     to      21.53         77,028,848
2010                                        4,249,562 18.15     to      18.89         79,019,261
SST International Equity Portfolio Class 1
2014                                          243,971 10.84     to      11.81          2,879,492
2013                                          282,848  9.93     to      10.80          3,048,517
2012                                          343,572  8.79     to       9.55          3,266,745
2011                                          430,251 10.21     to      11.08          4,745,392
2010                                          591,846  8.71     to       9.44          5,572,096

                                                        For the year ended April 30
                                            ---------------------------------------------------
                                              Expense Ratio   Investment
                                            Lowest to Highest   Income   Total Return Lowest to
Year                                              /(1)/       Ratio/(2)/    Highest/(3) (6)/
----                                        ----------------- ---------- ----------------------
SST Focus Growth Portfolio Class 3
2014                                         1.15% to 2.30%      0.00%    15.38%      to   16.42%
2013                                         1.15% to 2.30%      0.00%     1.52%      to    1.83%
2012                                         1.15% to 2.30%      0.07%    -3.67%      to   -2.94%
2011                                         1.15% to 2.30%      0.00%    28.64%      to   30.22%
2010                                         1.15% to 2.30%      0.00%    38.54%/(7)/ to   39.59%
SST Focus Value Portfolio Class 2
2014                                         1.40% to 1.95%      0.55%    17.27%      to   17.92%
2013                                         1.40% to 1.95%      0.35%    12.47%      to   13.09%
2012                                         1.40% to 1.95%      1.27%   -10.61%      to  -10.12%
2011                                         1.40% to 1.95%      1.88%    12.57%      to   13.19%
2010                                         1.40% to 1.95%      2.02%    32.05%      to   32.78%
SST Focus Value Portfolio Class 3
2014                                         1.15% to 2.30%      0.40%    17.09%      to   18.09%
2013                                         1.15% to 2.30%      0.28%    11.96%      to   13.26%
2012                                         1.15% to 2.30%      1.26%   -11.13%      to   -9.98%
2011                                         1.15% to 2.30%      1.85%    11.75%      to   13.36%
2010                                         1.15% to 2.30%      1.93%    29.02%      to   32.98%
SST Growth Strategy Class 1
2014                                         1.40% to 1.52%      0.00%    14.74%      to   14.88%
2013                                         1.40% to 1.52%      0.86%     8.34%      to    8.47%
2012                                         1.40% to 1.52%      0.98%     1.63%      to    1.75%
2011                                         1.40% to 1.52%      1.18%    13.85%      to   13.98%
2010                                         1.40% to 1.52%      1.15%    33.48%      to   33.64%
SST Growth Strategy Class 2
2014                                         1.40% to 1.95%      0.00%    14.08%      to   14.71%
2013                                         1.40% to 1.95%      0.73%     7.72%      to    8.31%
2012                                         1.40% to 1.95%      0.86%     1.04%      to    1.60%
2011                                         1.40% to 1.95%      1.04%    13.19%      to   13.81%
2010                                         1.40% to 1.95%      1.01%    32.70%      to   33.44%
SST Growth Strategy Class 3
2014                                         1.15% to 2.30%      0.00%    13.91%      to   14.88%
2013                                         1.15% to 2.30%      0.66%     4.88%      to    8.47%
2012                                         1.15% to 2.30%      0.80%    -0.66%      to    1.75%
2011                                         1.15% to 2.30%      0.99%    12.79%      to   13.98%
2010                                         1.15% to 2.30%      0.92%    31.01%/(7)/ to   33.64%
SST International Equity Portfolio Class 1
2014                                         1.40% to 1.52%      1.09%     9.17%      to    9.30%
2013                                         1.40% to 1.52%      1.51%    12.95%      to   13.08%
2012                                         1.40% to 1.52%      1.48%   -13.85%      to  -13.74%
2011                                         1.40% to 1.52%      1.57%    17.14%      to   17.28%
2010                                         1.40% to 1.52%      1.68%    32.50%      to   32.66%

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2014, 2013, 2012, 2011, and 2010:

                                                            At April 30
                                            -------------------------------------------------------

                                                        Unit Value
Year                                          Units   Lowest to Highest ($)/(5)/  Net Assets ($)/(4)/
----                                        --------- --------------------------  ------------------
SST International Equity Portfolio Class 2
2014                                        2,692,694 10.88     to      11.57         30,374,046
2013                                        3,049,673 10.02     to      10.60         31,598,767
2012                                        3,724,711  8.92     to       9.39         34,262,952
2011                                        4,564,314 10.42     to      10.90         48,850,570
2010                                        5,688,860  8.95     to       9.31         52,128,758
SST International Equity Portfolio Class 3
2014                                        2,463,020 10.66     to      11.66         27,693,713
2013                                        2,919,278  9.99     to      10.67         30,158,546
2012                                        3,545,304  8.87     to       9.43         32,511,807
2011                                        4,320,621 10.36     to      10.94         46,132,149
2010                                        4,927,680  8.95     to       9.33         45,058,335
SST Large Cap Growth Portfolio Class 1
2014                                          293,987 13.20     to      14.83          4,357,264
2013                                          337,894 11.19     to      12.55          4,226,406
2012                                          397,835 10.09     to      11.30          4,466,693
2011                                          518,497  9.66     to      10.81          5,561,204
2010                                          481,753  8.54     to       9.55          4,567,735
SST Large Cap Growth Portfolio Class 2
2014                                        2,836,926 13.59     to      14.52         40,138,063
2013                                        3,426,208 11.58     to      12.31         41,207,272
2012                                        4,180,611 10.50     to      11.10         45,444,872
2011                                        5,498,428 10.11     to      10.63         57,362,174
2010                                        5,310,428  9.01     to       9.42         49,188,197
SST Large Cap Growth Portfolio Class 3
2014                                        1,968,369 13.42     to      14.59         27,816,190
2013                                        2,458,796 11.52     to      12.35         29,544,017
2012                                        3,036,580 10.42     to      11.12         32,983,305
2011                                        3,883,730 10.10     to      10.64         40,500,310
2010                                        3,644,911  9.08     to       9.41         33,756,726
SST Large Cap Value Portfolio Class 1
2014                                          198,743 20.24     to      21.45          4,258,098
2013                                          242,772 17.42     to      18.44          4,466,781
2012                                          299,567 14.88     to      15.73          4,701,869
2011                                          362,022 15.10     to      15.95          5,761,016
2010                                          425,322 13.37     to      14.11          5,987,424
SST Large Cap Value Portfolio Class 2
2014                                        1,930,614 19.17     to      21.03         39,308,688
2013                                        2,222,465 16.59     to      18.10         39,035,475
2012                                        2,705,830 14.25     to      15.47         40,703,391
2011                                        3,334,478 14.55     to      15.70         51,059,881
2010                                        4,012,562 12.96     to      13.91         54,558,994

                                                        For the year ended April 30
                                            ---------------------------------------------------
                                              Expense Ratio   Investment
                                            Lowest to Highest   Income   Total Return Lowest to
Year                                              /(1)/       Ratio/(2)/    Highest/(3) (6)/
----                                        ----------------- ---------- ----------------------
SST International Equity Portfolio Class 2
2014                                         1.40% to 1.95%      0.96%     8.54%      to    9.14%
2013                                         1.40% to 1.95%      1.32%    12.30%      to   12.91%
2012                                         1.40% to 1.95%      1.25%   -14.34%      to  -13.87%
2011                                         1.40% to 1.95%      1.46%    16.47%      to   17.11%
2010                                         1.40% to 1.95%      1.58%    31.73%      to   32.46%
SST International Equity Portfolio Class 3
2014                                         1.15% to 2.30%      0.86%     8.33%      to    9.31%
2013                                         1.15% to 2.30%      1.30%    12.72%      to   13.08%
2012                                         1.15% to 2.30%      1.23%   -14.45%      to  -13.74%
2011                                         1.15% to 2.30%      1.42%    15.72%      to   17.28%
2010                                         1.15% to 2.30%      1.54%    25.81%/(7)/ to   32.66%
SST Large Cap Growth Portfolio Class 1
2014                                         1.40% to 1.52%      0.61%    17.98%      to   18.12%
2013                                         1.40% to 1.52%      0.53%    10.92%      to   11.05%
2012                                         1.40% to 1.52%      0.46%     4.45%      to    4.58%
2011                                         1.40% to 1.52%      0.30%    13.02%      to   13.15%
2010                                         1.40% to 1.52%      0.00%    32.92%      to   33.08%
SST Large Cap Growth Portfolio Class 2
2014                                         1.40% to 1.95%      0.49%    17.30%      to   17.95%
2013                                         1.40% to 1.95%      0.36%    10.28%      to   10.88%
2012                                         1.40% to 1.95%      0.29%     3.85%      to    4.42%
2011                                         1.40% to 1.95%      0.17%    12.26%      to   12.88%
2010                                         1.40% to 1.95%      0.00%    32.15%      to   32.88%
SST Large Cap Growth Portfolio Class 3
2014                                         1.15% to 2.30%      0.37%    17.13%      to   18.13%
2013                                         1.15% to 2.30%      0.25%    10.51%      to   11.05%
2012                                         1.15% to 2.30%      0.22%     3.22%      to    4.57%
2011                                         1.15% to 2.30%      0.09%    11.26%      to   13.04%
2010                                         1.15% to 2.30%      0.00%    31.44%/(7)/ to   33.03%
SST Large Cap Value Portfolio Class 1
2014                                         1.40% to 1.52%      0.93%    16.21%      to   16.35%
2013                                         1.40% to 1.52%      1.40%    17.06%      to   17.20%
2012                                         1.40% to 1.52%      1.47%    -1.48%      to   -1.37%
2011                                         1.40% to 1.52%      1.81%    12.95%      to   13.08%
2010                                         1.40% to 1.52%      2.53%    40.90%      to   41.07%
SST Large Cap Value Portfolio Class 2
2014                                         1.40% to 1.95%      0.85%    15.54%      to   16.17%
2013                                         1.40% to 1.95%      1.20%    16.38%      to   17.02%
2012                                         1.40% to 1.95%      1.34%    -2.05%      to   -1.51%
2011                                         1.40% to 1.95%      1.66%    12.29%      to   12.91%
2010                                         1.40% to 1.95%      2.44%    40.08%      to   40.85%

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2014, 2013, 2012, 2011, and 2010:

                                                       At April 30
                                       -------------------------------------------------------

                                                   Unit Value
Year                                     Units   Lowest to Highest ($)/(5)/  Net Assets ($)/(4)/
----                                   --------- --------------------------  ------------------
SST Large Cap Value Portfolio Class 3
2014                                   1,215,842 18.94     to      21.20         24,660,474
2013                                   1,467,772 16.99     to      18.22         25,687,519
2012                                   1,864,175 14.61     to      15.55         27,939,494
2011                                   2,179,949 14.97     to      15.76         33,269,108
2010                                   2,523,085 13.40     to      13.94         34,221,328
SST Mid Cap Growth Portfolio Class 1
2014                                     137,960 26.12     to      28.86          3,980,853
2013                                     162,672 22.27     to      24.58          3,992,408
2012                                     203,074 20.03     to      22.08          4,465,868
2011                                     279,933 20.88     to      22.99          6,404,989
2010                                     305,563 16.58     to      18.23          5,547,018
SST Mid Cap Growth Portfolio Class 2
2014                                   1,036,508 26.61     to      28.28         28,550,765
2013                                   1,189,284 22.82     to      24.12         28,014,697
2012                                   1,500,029 20.64     to      21.70         31,878,711
2011                                   1,911,975 21.64     to      22.63         42,481,853
2010                                   2,408,595 17.29     to      17.98         42,612,099
SST Mid Cap Growth Portfolio Class 3
2014                                     799,419 26.25     to      28.54         22,028,832
2013                                     988,369 22.70     to      24.30         23,300,090
2012                                   1,245,343 20.52     to      21.83         26,482,365
2011                                   1,520,876 21.55     to      22.73         33,798,729
2010                                   1,834,874 17.28     to      18.03         32,477,087
SST Mid Cap Value Portfolio Class 1
2014                                     101,551 34.81     to      35.90          3,645,137
2013                                     119,413 29.45     to      30.34          3,620,534
2012                                     143,121 24.95     to      25.67          3,669,683
2011                                     192,473 26.22     to      26.95          5,182,395
2010                                     229,756 22.04     to      22.62          5,192,796
SST Mid Cap Value Portfolio Class 2
2014                                   1,074,753 31.06     to      35.19         36,315,108
2013                                   1,247,277 26.43     to      29.78         35,749,104
2012                                   1,497,747 22.53     to      25.24         36,474,826
2011                                   1,865,190 23.81     to      26.54         47,910,534
2010                                   2,228,830 20.13     to      22.30         48,200,122
SST Mid Cap Value Portfolio Class 3
2014                                     822,763 30.53     to      35.41         27,589,163
2013                                     974,333 27.84     to      29.92         27,763,908
2012                                   1,175,408 23.79     to      25.32         28,463,669
2011                                   1,403,882 25.26     to      26.58         35,818,229
2010                                   1,676,182 21.46     to      22.31         36,058,406

                                                    For the year ended April 30
                                       -----------------------------------------------
                                         Expense Ratio   Investment
                                       Lowest to Highest   Income    Total Return Lowest to
Year                                         /(1)/       Ratio/(2)/     Highest/(3) (6)/
----                                   ----------------- ---------- ------------------
SST Large Cap Value Portfolio Class 3
2014                                    1.15% to 2.30%      0.76%   15.36%    to  16.35%
2013                                    1.15% to 2.30%      1.10%   16.28%    to  17.20%
2012                                    1.15% to 2.30%      1.29%   -2.38%    to  -1.37%
2011                                    1.15% to 2.30%      1.60%   11.71%    to  13.09%
2010                                    1.15% to 2.30%      2.37%   36.57%(7) to  41.07%
SST Mid Cap Growth Portfolio Class 1
2014                                    1.40% to 1.52%      0.00%   17.28%    to  17.42%
2013                                    1.40% to 1.52%      0.00%   11.18%    to  11.31%
2012                                    1.40% to 1.52%      0.00%   -4.06%    to  -3.95%
2011                                    1.40% to 1.52%      0.00%   25.91%    to  26.07%
2010                                    1.40% to 1.52%      0.00%   44.23%    to  44.40%
SST Mid Cap Growth Portfolio Class 2
2014                                    1.40% to 1.95%      0.00%   16.61%    to  17.25%
2013                                    1.40% to 1.95%      0.00%   10.54%    to  11.15%
2012                                    1.40% to 1.95%      0.00%   -4.62%    to  -4.09%
2011                                    1.40% to 1.95%      0.00%   25.19%    to  25.88%
2010                                    1.40% to 1.95%      0.00%   43.39%    to  44.19%
SST Mid Cap Growth Portfolio Class 3
2014                                    1.15% to 2.30%      0.00%   16.43%    to  17.43%
2013                                    1.15% to 2.30%      0.00%   10.61%    to  11.31%
2012                                    1.15% to 2.30%      0.00%   -4.77%    to  -3.95%
2011                                    1.15% to 2.30%      0.00%   24.70%    to  26.07%
2010                                    1.15% to 2.30%      0.00%   44.40%    to  45.39%/(7)/
SST Mid Cap Value Portfolio Class 1
2014                                    1.40% to 1.52%      0.73%   18.19%    to  18.33%
2013                                    1.40% to 1.52%      0.60%   18.02%    to  18.17%
2012                                    1.40% to 1.52%      0.58%   -4.86%    to  -4.74%
2011                                    1.40% to 1.52%      0.76%   19.01%    to  19.15%
2010                                    1.40% to 1.52%      1.56%   46.69%    to  46.87%
SST Mid Cap Value Portfolio Class 2
2014                                    1.40% to 1.95%      0.60%   17.51%    to  18.16%
2013                                    1.40% to 1.95%      0.43%   17.34%    to  17.99%
2012                                    1.40% to 1.95%      0.46%   -5.40%    to  -4.88%
2011                                    1.40% to 1.95%      0.63%   18.32%    to  18.97%
2010                                    1.40% to 1.95%      1.41%   45.84%    to  46.65%
SST Mid Cap Value Portfolio Class 3
2014                                    1.15% to 2.30%      0.48%   17.33%    to  18.33%
2013                                    1.15% to 2.30%      0.38%   17.01%    to  18.17%
2012                                    1.15% to 2.30%      0.38%   -5.80%    to  -4.74%
2011                                    1.15% to 2.30%      0.56%   17.72%    to  19.15%
2010                                    1.15% to 2.30%      1.32%   46.87%    to  47.60%

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2014, 2013, 2012, 2011, and 2010:

                                                        At April 30
                                      ---------------------------------------------------------

                                                     Unit Value
Year                                     Units    Lowest to Highest ($)/(5)/  Net Assets ($)/(4)/
----                                  ---------   --------------------------  ------------------
SST Moderate Growth Strategy Class 1
2014                                    925,377   25.91       to     26.38        24,410,410
2013                                  1,060,878   22.99       to     23.38        24,801,748
2012                                  1,289,625   21.28       to     21.62        27,870,952
2011                                  1,592,093   20.90       to     21.20        33,744,316
2010                                  1,948,371   18.60       to     18.85        36,710,605
SST Moderate Growth Strategy Class 2
2014                                  3,908,300   24.13       to     25.85        98,415,385
2013                                  4,352,631   21.54       to     22.94        97,503,127
2012                                  5,402,278   20.05       to     21.24       112,341,502
2011                                  6,787,615   19.81       to     20.87       138,936,547
2010                                  9,255,880   17.73       to     18.58       169,027,938
SST Moderate Growth Strategy Class 3
2014                                  3,637,661   23.79       to     26.06        91,464,870
2013                                  4,248,813   20.67       to     23.10        95,121,445
2012                                  4,696,566   19.76       to     21.36        97,675,934
2011                                  5,720,603   19.86       to     20.95       117,083,961
2010                                  6,431,402   17.84       to     18.63       117,437,570
SST Real Return Portfolio Class 3
2014                                  1,599,614   10.87       to     11.84        18,263,353
2013                                  2,241,308   11.73       to     12.50        27,117,516
2012                                  2,576,433   11.71       to     12.33        30,899,180
2011                                  2,943,825   11.43       to     11.90        34,220,616
2010                                  3,504,191   11.18       to     11.50        39,555,958
SAST Dynamic Allocation Portfolio
  Class 3                                   /(8)/
2014                                  4,540,845   12.00       to     12.17        54,753,876
SAST SunAmerica Dynamic Strategy
  Portfolio Class 3                                 /(8)/
2014                                  4,296,306   11.95       to     12.09        51,561,591
SST Small Cap Portfolio Class 1
2014                                    108,269   16.81       to     17.74         1,919,326
2013                                    125,721   14.03       to     14.80         1,858,713
2012                                    162,480   12.83       to     13.51         2,192,398
2011                                    213,659   13.62       to     14.33         3,057,834
2010                                    280,242   11.34       to     11.91         3,334,978
SST Small Cap Portfolio Class 2
2014                                  1,506,841   16.32       to     17.39        25,587,797
2013                                  1,796,337   13.70       to     14.52        25,550,010
2012                                  2,197,424   12.60       to     13.28        28,642,097
2011                                  2,678,460   13.46       to     14.11        37,148,385
2010                                  3,332,561   11.26       to     11.74        38,556,747
SST Small Cap Portfolio Class 3
2014                                  1,096,104   16.06       to     17.50        18,586,055
2013                                  1,371,157   13.71       to     14.59        19,469,376
2012                                  1,722,016   12.56       to     13.33        22,407,345
2011                                  2,220,918   13.41       to     14.13        30,753,449
2010                                  2,740,042   11.29       to     11.75        31,686,324

                                                 For the year ended April 30
                                      -------------------------------------------------
                                        Expense Ratio   Investment
                                      Lowest to Highest   Income   Total Return Lowest to
Year                                        /(1)/       Ratio/(2)/   Highest/(3) (6)/
----                                  ----------------- ---------- --------------------
SST Moderate Growth Strategy Class 1
2014                                   1.40% to 1.52%      0.00%   12.68%      to  12.82%
2013                                   1.40% to 1.52%      1.22%    8.03%      to   8.16%
2012                                   1.40% to 1.52%      1.53%    1.83%      to   1.95%
2011                                   1.40% to 1.52%      1.76%   12.35%      to  12.49%
2010                                   1.40% to 1.52%      2.00%   31.58%      to  31.74%
SST Moderate Growth Strategy Class 2
2014                                   1.40% to 1.95%      0.00%   12.03%      to  12.65%
2013                                   1.40% to 1.95%      1.09%    7.41%      to   8.00%
2012                                   1.40% to 1.95%      1.38%    1.24%      to   1.80%
2011                                   1.40% to 1.95%      1.61%   11.71%      to  12.32%
2010                                   1.40% to 1.95%      1.84%   30.82%      to  31.55%
SST Moderate Growth Strategy Class 3
2014                                   1.15% to 2.30%      0.00%   11.87%      to  12.82%
2013                                   1.15% to 2.30%      1.03%    4.57%      to   8.16%
2012                                   1.15% to 2.30%      1.32%   -0.46%      to   1.95%
2011                                   1.15% to 2.30%      1.61%   11.33%      to  12.49%
2010                                   1.15% to 2.30%      1.77%   28.88%/(7)/ to  31.74%
SST Real Return Portfolio Class 3
2014                                   1.15% to 2.30%      0.67%   -6.08%      to  -5.23%
2013                                   1.15% to 2.30%      2.60%    0.19%      to   1.34%
2012                                   1.15% to 2.30%      0.00%    2.42%      to   3.60%
2011                                   1.15% to 2.30%      1.12%    2.27%      to   3.45%
2010                                   1.15% to 2.30%      5.81%   13.77%/(7)/ to  17.56%
SAST Dynamic Allocation Portfolio
  Class 3
2014                                   1.15% to 2.00%      0.00%    6.16%      to   7.07%
SAST SunAmerica Dynamic Strategy
  Portfolio Class 3
2014                                   1.15% to 2.00%      0.00%    6.21%      to   7.12%
SST Small Cap Portfolio Class 1
2014                                   1.40% to 1.52%      0.00%   19.76%      to  19.91%
2013                                   1.40% to 1.52%      0.00%    9.36%      to   9.49%
2012                                   1.40% to 1.52%      0.00%   -5.80%      to  -5.68%
2011                                   1.40% to 1.52%      0.00%   20.14%      to  20.29%
2010                                   1.40% to 1.52%      0.13%   47.03%      to  47.21%
SST Small Cap Portfolio Class 2
2014                                   1.40% to 1.95%      0.00%   19.07%      to  19.73%
2013                                   1.40% to 1.95%      0.00%    8.73%      to   9.33%
2012                                   1.40% to 1.95%      0.00%   -6.34%      to  -5.83%
2011                                   1.40% to 1.95%      0.00%   19.45%      to  20.11%
2010                                   1.40% to 1.95%      0.00%   46.18%      to  46.99%
SST Small Cap Portfolio Class 3
2014                                   1.15% to 2.30%      0.00%   18.84%      to  19.91%
2013                                   1.15% to 2.30%      0.00%    9.15%      to   9.49%
2012                                   1.15% to 2.30%      0.00%   -6.36%      to  -5.69%
2011                                   1.15% to 2.30%      0.00%   18.77%      to  20.28%
2010                                   1.15% to 2.30%      0.00%   47.20%      to  47.76%

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2014, 2013, 2012, 2011, and 2010:

                                                           At April 30
                                           -------------------------------------------------------

                                                       Unit Value
Year                                         Units   Lowest to Highest ($)/(5)/  Net Assets ($)/(4)/
----                                       --------- --------------------------  ------------------
T Rowe Price Blue Chip Growth Portfolio
  Class II
2014                                         334,086 14.51     to      15.26          4,984,915
2013                                         446,422 11.74     to      12.40          5,428,805
2012                                         461,494 11.04     to      11.53          5,245,710
2011                                         420,325 10.15     to      10.47          4,350,543
2010                                         438,740  8.79     to       8.96          3,901,806
T Rowe Price Equity Income Portfolio
  Class II
2014                                         778,802 12.74     to      13.50         10,251,889
2013                                       1,103,245 11.04     to      11.66         12,574,684
2012                                       1,209,527  9.43     to       9.84         11,683,720
2011                                       1,334,159  9.57     to       9.87         12,979,936
2010                                       1,344,788  8.68     to       8.85         11,776,667
Fidelity VIP Contrafund Portfolio Service
  Class 2
2014                                         585,892 12.67     to      13.37          7,657,680
2013                                         773,211 10.63     to      11.19          8,483,254
2012                                         909,940  9.62     to      10.02          8,973,348
2011                                         891,464  9.82     to      10.11          8,905,388
2010                                         944,950  8.44     to       8.59          8,053,947
Fidelity VIP Equity-Income Portfolio
  Service Class 2
2014                                         781,885 12.10     to      12.74          9,727,111
2013                                       1,079,323 10.48     to      11.05         11,688,881
2012                                       1,184,331  8.87     to       9.24         10,773,246
2011                                       1,266,115  9.01     to       9.29         11,617,039
2010                                       1,363,328  7.97     to       8.12         10,982,362
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2
2014                                       2,285,606 12.01     to      12.64         28,220,970
2013                                       3,084,950 12.14     to      12.82         38,785,015
2012                                       3,255,830 11.87     to      12.40         39,728,047
2011                                       3,484,861 11.37     to      11.74         40,408,883
2010                                       3,344,732 10.96     to      11.19         37,096,964
Fidelity VIP Mid Cap Portfolio Service
  Class 2
2014                                       1,001,997 13.87     to      14.64         14,294,273
2013                                       1,515,347 11.45     to      12.14         17,981,068
2012                                       1,694,452 10.39     to      10.89         18,105,380
2011                                       1,829,219 11.38     to      11.79         21,248,435
2010                                       1,970,517  9.40     to       9.63         18,769,046
Fidelity VIP Overseas Portfolio Service
  Class 2
2014                                         901,286  9.28     to       9.76          8,596,645
2013                                       1,326,017  8.13     to       8.58         11,160,132
2012                                       1,458,510  7.24     to       7.55         10,843,974
2011                                       1,531,010  8.65     to       8.93         13,501,351
2010                                       1,516,839  7.08     to       7.22         10,859,575

                                                       For the year ended April 30
                                           ---------------------------------------------------
                                             Expense Ratio   Investment
                                           Lowest to Highest   Income   Total Return Lowest to
Year                                             /(1)/       Ratio/(2)/    Highest/(3) (6)/
----                                       ----------------- ---------- ----------------------
T Rowe Price Blue Chip Growth Portfolio
  Class II
2014                                        1.15% to 2.30%      0.00%    22.02%      to   23.06%
2013                                        1.15% to 2.30%      0.00%     6.28%      to    7.51%
2012                                        1.15% to 2.30%      0.00%     8.86%      to   10.16%
2011                                        1.15% to 2.30%      0.00%    15.43%      to   16.82%
2010                                        1.15% to 2.30%      0.00%    35.94%/(7)/ to   36.36%
T Rowe Price Equity Income Portfolio
  Class II
2014                                        1.15% to 2.30%      1.46%    14.82%      to   15.86%
2013                                        1.15% to 2.30%      1.72%    17.08%      to   18.43%
2012                                        1.15% to 2.30%      1.80%    -1.48%      to   -0.33%
2011                                        1.15% to 2.30%      1.48%    10.24%      to   11.53%
2010                                        1.15% to 2.30%      1.49%    38.29%/(7)/ to   42.08%
Fidelity VIP Contrafund Portfolio Service
  Class 2
2014                                        1.15% to 2.30%      0.81%    18.40%      to   19.47%
2013                                        1.15% to 2.30%      1.10%    10.44%      to   11.72%
2012                                        1.15% to 2.30%      0.81%    -2.00%      to   -0.91%
2011                                        1.15% to 2.30%      0.96%    16.42%      to   17.66%
2010                                        1.15% to 2.30%      1.10%    38.03%/(7)/ to   40.66%
Fidelity VIP Equity-Income Portfolio
  Service Class 2
2014                                        1.15% to 2.30%      2.08%    14.34%      to   15.32%
2013                                        1.15% to 2.30%      2.81%    18.17%      to   19.53%
2012                                        1.15% to 2.30%      2.36%    -1.61%      to   -0.46%
2011                                        1.15% to 2.30%      1.54%    13.03%      to   14.35%
2010                                        1.15% to 2.30%      1.86%    37.72%/(7)/ to   42.63%
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2
2014                                        1.15% to 2.30%      1.95%    -2.27%      to   -1.43%
2013                                        1.15% to 2.30%      2.16%     2.22%      to    3.40%
2012                                        1.15% to 2.30%      2.89%     4.41%      to    5.61%
2011                                        1.15% to 2.30%      3.28%     3.76%      to    4.96%
2010                                        1.15% to 2.30%      3.58%    10.70%/(7)/ to   14.13%
Fidelity VIP Mid Cap Portfolio Service
  Class 2
2014                                        1.15% to 2.30%      0.26%    19.61%      to   20.63%
2013                                        1.15% to 2.30%      0.39%    10.22%      to   11.49%
2012                                        1.15% to 2.30%      0.02%    -8.70%      to   -7.66%
2011                                        1.15% to 2.30%      0.12%    21.10%      to   22.43%
2010                                        1.15% to 2.30%      0.38%    42.57%/(7)/ to   43.86%
Fidelity VIP Overseas Portfolio Service
  Class 2
2014                                        1.15% to 2.30%      1.01%    12.79%      to   13.75%
2013                                        1.15% to 2.30%      1.69%    12.34%      to   13.64%
2012                                        1.15% to 2.30%      1.26%   -16.36%      to  -15.37%
2011                                        1.15% to 2.30%      1.15%    22.22%      to   23.67%
2010                                        1.15% to 2.30%      1.85%    26.40%/(7)/ to   32.78%

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

/(1)/ These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 4.

/(2)/ These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

/(3)/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio.

/(4)/ These amounts in 2013 and prior years represent the net asset value before the adjustments allocated to the contracts in payout period.

/(5)/ The unit fair value range is presented as a range of minimum to maximum values, based on the product groupings representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions.

/(6)/ Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

/(7)/ For the period from the effective date of May 13, 2009 to April 30, 2010.

/(8)/ Fund commenced operations on August 31, 2012

VARIABLE ANNUITY ACCOUNT FIVE
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY
                                AN AIG COMPANY

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       as of December 31, 2013 and 2012
             for the years ended December 31, 2013, 2012 and 2011

                                 [LOGO OF AIG]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

 As of December 31, 2013, 2012 and for the Years Ended December 31, 2013, 2012
                                   and 2011

                               TABLE OF CONTENTS

          Independent Auditor's Report                                      1

          Statements of Admitted Assets                                     3

          Statements of Liabilities, Capital and Surplus                    4

          Statements of Operations and Changes in Capital and Surplus       5

          Statements of Cash Flows                                          6

 Note 1   Organization and Summary of Significant Statutory Basis
          Accounting Policies                                               7

 Note 2   Accounting Adjustments to Statutory Basis Financial Statements    19

 Note 3   Investments                                                       21

 Note 4   Fair Value of Financial Instruments                               28

 Note 5   Reserves for Loss and Loss Adjustment Expenses                    29

 Note 6   Related Party Transactions                                        32

 Note 7   Reinsurance                                                       40

 Note 8   Deposit Assets and Liabilities                                    43

 Note 9   Federal and Foreign Income Taxes                                  44

 Note 10  Capital and Surplus and Dividend Restrictions                     50

 Note 11  Contingencies                                                     51

 Note 12  Other Significant Matters                                         55

 Note 13  Subsequent Events                                                 57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of American Home Assurance Company

We have audited the accompanying statutory financial statements of American Home Assurance Company (the "Company"), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of operations and changes in capital and surplus, and cash flows for each of the three years ended
December 31, 2013.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years ended December 31, 2013.

Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years ended December 31, 2013, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Matters
As discussed in Notes 1, 5 and 6 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 28, 2014

--------------------------------------------------------------------------------

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                         STATEMENTS OF ADMITTED ASSETS

-------------------------------------------------------------------------------
                                                      DECEMBER 31, DECEMBER 31,
                                                          2013         2012
-------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value:
     2013 - $17,496,763; 2012 - $18,325,355)          $16,780,357  $17,011,221
   Common stocks, at fair value adjusted for
     nonadmitted assets
(cost: 2013 - $126,081; 2012 - $61,305)                   122,839       83,185
   Other invested assets (cost: 2013 - $1,642,346;
     2012 - $1,221,922)                                 1,993,925    1,483,452
   Mortgage loans                                         536,056       60,167
   Derivatives                                             13,978        4,497
   Short-term investments, at amortized cost
     (approximates fair value)                            308,868    1,075,189
   Cash and cash equivalents                              185,319       59,125
   Receivable for securities sold and other                 9,116          513
-------------------------------------------------------------------------------
TOTAL CASH AND INVESTED ASSETS                        $19,950,458  $19,777,349

Investment income due and accrued                     $   168,495  $   181,068
Agents' balances or uncollected premiums:
   Premiums in course of collection                       770,420      839,516
   Premiums and installments booked but deferred and
     not yet due                                          301,572      287,646
   Accrued retrospective premiums                         938,213    1,118,007
Amounts billed and receivable from high deductible
  policies                                                 90,030       57,578
Reinsurance recoverable on loss payments                  443,153      444,027
Funds held by or deposited with reinsurers                184,412       75,742
Net deferred tax assets                                   639,865      783,175
Equities in underwriting pools and associations           138,321      255,640
Receivables from parent, subsidiaries and affiliates       17,586      203,974
Other admitted assets                                     149,983      115,363
Allowance provision                                     (121,029)    (164,611)
-------------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                 $23,671,479  $23,974,474
-------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3     STATEMENTS OF ADMITTED ASSETS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

----------------------------------------------------------------------------
                                                   DECEMBER 31, DECEMBER 31,
                                                       2013         2012
----------------------------------------------------------------------------
LIABILITIES
Reserves for losses and loss adjustment expenses   $12,445,415  $12,300,489
Unearned premium reserves                            3,062,890    2,654,419
Commissions, premium taxes, and other expenses
payable                                                330,831      273,150
Reinsurance payable on paid loss and loss
adjustment expenses                                    316,486      282,684
Current federal taxes payable to parent                  2,818        4,311
Funds held by company under reinsurance treaties     1,080,691    1,232,398
Provision for reinsurance                               57,751       49,111
Ceded reinsurance premiums payable, net of ceding
commissions                                            443,051      510,362
Collateral deposit liability                           414,290      376,977
Payable for securities purchased                        13,163          489
Payable to parent, subsidiaries and affiliates          16,642      111,709
Derivatives                                             20,781        2,309
Other liabilities                                      374,983      171,723
----------------------------------------------------------------------------
TOTAL LIABILITIES                                  $18,579,792  $17,970,131
----------------------------------------------------------------------------
CAPITAL AND SURPLUS
Common capital stock, $11.51 par value, 1,758,158
shares authorized, 1,695,054 shares issued and
outstanding                                        $    19,504  $    19,504
Capital in excess of par value                       4,048,510    4,048,510
Unassigned surplus                                   1,022,075    1,935,124
Special surplus funds from retroactive reinsurance       1,598        1,205
----------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                        $ 5,091,687  $ 6,004,343
----------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS             $23,671,479  $23,974,474
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4 STATEMENTS OF LIABILITIES CAPITAL and SURPLUS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

------------------------------------------------------------------------------
                                                YEARS ENDED DECEMBER 31,
                                          ------------------------------------
                                              2013        2012        2011
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Underwriting income:
PREMIUMS EARNED                           $  5,426,625 $5,357,689 $  5,682,158
Underwriting deductions:
  Losses incurred                            3,156,380  3,633,608    3,932,805
  Loss adjustment expenses incurred            644,056    625,094      611,264
  Other underwriting expenses incurred       2,156,743  1,765,943    1,668,713
------------------------------------------------------------------------------
TOTAL UNDERWRITING DEDUCTIONS                5,957,179  6,024,645    6,212,782
------------------------------------------------------------------------------
Loss portfolio transfer:
  Premiums from affiliated loss
  portfolio transfer (Note 5)                        -   (40,241)  (1,933,829)
  Losses recognized from affiliated
  loss portfolio transfer (Note 5)                   -     40,241    1,933,829
------------------------------------------------------------------------------
TOTAL LOSS PORTFOLIO TRANSFER                        -          -            -
------------------------------------------------------------------------------
NET UNDERWRITING LOSS                        (530,554)  (666,956)    (530,624)
------------------------------------------------------------------------------
Investment gain:
Net investment income earned                   896,309    911,306      800,175
Net realized capital gains (net of
capital gains tax: 2013 - $37,062; 2012
- $48,295; 2011 - $90,032)                     344,178     56,339      166,901
------------------------------------------------------------------------------
NET INVESTMENT INCOME EARNED                 1,240,487    967,645      967,076
------------------------------------------------------------------------------
  Net loss from agents' or premium
  balances charged-off                        (24,262)   (57,047)     (16,296)
  Other (expense) income                       (8,825)     10,700     (29,775)
------------------------------------------------------------------------------
INCOME AFTER CAPITAL GAINS TAXES AND
BEFORE FEDERAL INCOME TAXES                    676,846    254,342      390,381
------------------------------------------------------------------------------
FEDERAL AND FOREIGN INCOME TAX BENEFIT        (26,144)   (31,163)    (104,195)
------------------------------------------------------------------------------
NET INCOME                                $    702,990 $  285,505 $    494,576
------------------------------------------------------------------------------
------------------------------------------------------------------------------
CHANGES IN CAPITAL AND SURPLUS
Capital and surplus, as of December 31,
previous year                             $  6,004,343 $5,667,303 $  6,673,099
  Adjustment to beginning surplus
  (Note 2)                                    (94,261)   (29,278)       26,048
Capital and surplus, as of January 1,        5,910,082  5,638,025    6,699,147
Net income                                     702,990    285,505      494,576
Change in net unrealized capital
(losses) gains (net of capital gains
tax (benefit) expense: 2013 -
$(30,923); 2012 - $21,950; 2011 -
$(3,008))                                    (172,094)   (40,778)       44,397
Change in net deferred income tax             (27,917)   (22,439)      659,647
Change in non-admitted assets                (210,064)    208,727    (926,257)
Change in provision for reinsurance            (8,640)     29,414       20,918
Capital contribution                                 -  (645,750)       67,381
Quasi-reorganization                                 -  1,000,000            -
Return of capital                                    -          -  (1,414,078)
Change in par value of common stock                  -          -      (5,922)
Dividends to stockholder                   (1,214,959)  (522,716)    (137,458)
Foreign exchange translation                   113,151     74,961     (21,541)
Change in deferred tax asset
admissibility                                        -          -      189,739
Other surplus adjustments                        (862)      (606)      (3,246)
------------------------------------------------------------------------------
TOTAL CHANGES IN CAPITAL AND SURPLUS         (818,395)    366,318  (1,031,844)
------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,   $  5,091,687 $6,004,343 $  5,667,303
------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                           STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------
                                               YEARS ENDED DECEMBER 31,
                                          ----------------------------------
                                             2013       2012        2011
----------------------------------------------------------------------------
CASH FROM OPERATIONS
  Premiums collected, net of reinsurance  $5,894,743 $5,313,202 $  5,378,755
  Net investment income                      782,466    809,251      779,881
  Miscellaneous (expense)                   (75,119)    (6,214)     (86,211)
                                          ----------------------------------
   SUB-TOTAL                              $6,602,090 $6,116,239 $  6,072,425
  Benefit and loss related payments        3,564,863  3,593,294  3,912,580
  Payment to affiliate for loss
   portfolio transfer                      -          -          783,818
  Commission and other expense paid        2,706,806  2,502,676  2,363,413
  Federal and foreign income taxes paid    6,848      1,012      28,206
----------------------------------------------------------------------------
  NET CASH PROVIDED FROM (USED IN)
   OPERATIONS                             $  323,573 $   19,257 $(1,015,592)
----------------------------------------------------------------------------
CASH FROM INVESTMENTS
PROCEEDS FROM INVESTMENTS SOLD,
  MATURED, OR REPAID:
  Bonds                                    4,490,034  4,505,552    4,992,080
  Stocks                                       4,875      2,833      545,819
  Mortgage loans                               1,447        149            -
  Other                                      196,798    243,676      392,513
----------------------------------------------------------------------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD,
   MATURED, OR REPAID                     $4,693,154 $4,752,210 $  5,930,412
----------------------------------------------------------------------------
COST OF INVESTMENTS ACQUIRED:
  Bonds                                    4,170,608  3,659,690    7,448,761
  Stocks                                      39,032      2,736        9,769
  Mortgage loans                             464,025     59,296            -
  Other                                      641,962    278,203      250,178
----------------------------------------------------------------------------
  TOTAL COST OF INVESTMENTS ACQUIRED      $5,315,627 $3,999,925 $  7,708,708
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   INVESTING ACTIVITIES                   $(622,473) $  752,285 $(1,778,296)
----------------------------------------------------------------------------
CASH FROM FINANCING AND MISCELLANEOUS
  SOURCES
  Capital contributions                            -    300,000    1,942,747
  Return of capital                                -          -  (1,414,078)
  Change in par value of common stock              -          -      (5,922)
  Dividends to stockholder                 (820,000)  (455,589)    (110,000)
  Intercompany receivable and payable,
   net                                        91,276  (164,090)     (77,372)
  Net deposit on deposit-type contracts
   and other insurance                      (23,833)    (1,683)      (1,723)
  Equities in underwriting pools and
   associations                              476,434     54,713      356,715
  Collateral deposit liability                37,313     77,021     (40,411)
  OTHER                                    (102,417)    105,869     (30,447)
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   FINANCING AND MISCELLANEOUS
   ACTIVITIES                              (341,227)   (83,759)      619,509
----------------------------------------------------------------------------
Net change in cash and short-term
  investments                              (640,127)    687,783  (2,174,379)
  CASH AND SHORT-TERM INVESTMENTS:
----------------------------------------------------------------------------
  BEGINNING OF YEAR                       $1,134,314 $  446,531 $  2,620,910
----------------------------------------------------------------------------
  END OF YEAR                             $  494,187 $1,134,314 $    446,531
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6   STATEMENTS OF CASHFLOW - for years ending December 31, 2013, 2012 and
    2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
--------------------------------------------------------------------------------

A. BASIS OF ORGANIZATION AND PRESENTATION
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------
American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (f/k/a Chartis U.S. Inc.), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is
American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (Casualty, Property, Specialty and Financial Liability) and consumer (Accident & Health and Personal) lines both domestically and abroad. In 2012, these operations were rebranded as AIG Property Casualty. During 2013, certain affiliated insurance entities including, Chartis Property Casualty Company, Chartis Specialty Insurance Company and Chartis Casualty Company were renamed as AIG Property Casualty Company, AIG Specialty Insurance Company and AIG Assurance Company, respectively.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency network. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents and Third party administrators who place direct written premium representing more than 5.0 percent of surplus with the Company for the years ending December 31, 2013 and 2012.

The Company also has significant transactions with affiliates, as described in
Note 6. The Company is diversified in terms of classes of business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

-------------------------------------------------------------------------------
STATE                                              2013      2012       2011
-------------------------------------------------------------------------------
Florida                                          $ 49,869 $   36,719 $   26,356
New York                                           15,068     41,487     28,265
Foreign - Japan                                   785,232  1,022,151  1,063,247

As of December 31, 2013, 2012 and 2011 the Company is party to an inter-company pooling agreement (the Admitted Pooling Agreement), among the nine companies listed below, collectively named the National Union Admitted Lines Pool Companies (the Admitted Pool). The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                                                          POOL
                                                                               NAIC   PARTICIPATION   STATE OF
COMPANY                                                                       CO CODE  PERCENTAGE     DOMICILE
----------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union) *    19445       38%      Pennsylvania
The Company                                                                    19380       36%        New York
Commerce and Industry Insurance Company (C&I)                                  19410       11%        New York
AIG Property Casualty Company (APCC) (fka Chartis Property Casualty Company)   19402        5%      Pennsylvania
New Hampshire Insurance Company (New Hampshire)                                23841        5%      Pennsylvania
The Insurance Company of the State of Pennsylvania (ISOP)                      19429        5%      Pennsylvania
AIG Assurance Company (Assurance) (fka Chartis Casualty Company)               40258        0%      Pennsylvania
Granite State Insurance Company (Granite)                                      23809        0%      Pennsylvania
Illinois National Insurance Co. (Illinois National)                            23817        0%        Illinois
* Lead Company

Refer to Note 6 for additional information on the Admitted Pool. Additionally, see Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective
January 1, 2014.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. See Note 6D for further details.

--------------------------------------------------------------------------------
7 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The accompanying financial statements include the Company's U.S. operation, the operations of its Japan and Argentina branches, and its participation in the AIG International Overseas Association (the Association or AIOA), as described in Note 6. The business of American Home Japan and Argentina Branch is reported within the results of American Home and are not allocated to the remaining members of the Admitted Pool.

Basis of Presentation
--------------------------------------------------------------------------------
The accompanying financial statements of American Home have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY SAP). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------
NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (NY DFS) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the New York State Department of Financial Services. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

NY SAP has adopted certain accounting practices that differ from those found in NAIC SAP, including, the prescribed practice of allowing the discounting of non-tabular workers' compensation known case loss reserves (under NAIC SAP, this is not permitted) and NY SAP Regulation 20 (Regulation 20) which allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

In 2012, the Company received a permitted practice to effect a quasi-reorganization. This change had no effect on net income or surplus. Refer to Note 10 for further information.

In 2013, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred to the Company by novation as negative paid losses rather than as premiums written and earned. This permitted practice was sought in relation to the withdrawal of a foreign affiliate from the Association, as more fully described in Note 6. The classification change has no effect on net income or surplus.

The use of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2013, 2012 and 2011 reporting periods.

   A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

---------------------------------------------------------------------------------------------------
                                                                   2013        2012        2011
---------------------------------------------------------------------------------------------------
NET INCOME
 American Home state basis                                      $  702,990  $  285,505  $  494,576
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Change in non-tabular discounting                                31,634     (70,542)     60,114
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
   NAIC SAP                                                     $  734,624  $  214,963  $  554,690
---------------------------------------------------------------------------------------------------
SURPLUS
 American Home state basis                                      $5,091,687  $6,004,343  $5,667,303
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Non-tabular discounting                                        (423,418)   (455,052)   (384,510)
   Credits for reinsurance                                         (27,834)   (118,047)    (94,824)
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
 NAIC SAP                                                       $4,640,435  $5,431,244  $5,187,969
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------
The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that the Company believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   The reserve for Losses and Loss Adjustment Expenses (LAE) including estimates and recoverability of the related reinsurance assets;
..   Legal contingencies;
..   Other than temporary impairment losses on investments; and
..   Fair value of certain financial assets, impacting those investments measured at fair value in the statement of admitted assets and liabilities, as well as unrealized gains (losses) included in capital and surplus.
..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, it is reasonably possible that in the near term the actual experience will differ from the assumptions used and the Company's statutory financial condition, results of operations and cash flows could be materiality affected.

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9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Accounting Policy Differences
--------------------------------------------------------------------------------
NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (US GAAP). NAIC SAP and NY SAP vary in certain respects from US GAAP as set out below:

--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
POLICY ACQUISITION COSTS       Costs are immediately expensed and are        Costs directly related to the successful
Principally brokerage          included in Other Underwriting Expenses,      acquisition of new or renewal insurance
commissions and premium taxes  except for reinsurance ceding commissions     contracts are deferred and amortized over
arising from the issuance of   received in excess of the cost to acquire     the term of the related insurance coverage.
insurance contracts.           business which are recognized as a deferred
                               liability and amortized over the period of
                               the reinsurance agreement.
--------------------------------------------------------------------------------------------------------------------------
UNEARNED PREMIUMS, UNPAID      Presented net of reinsurance recoverable.     Presented gross of reinsurance with
LOSSES AND LOSS EXPENSE                                                      corresponding reinsurance recoverable assets
LIABILITIES                                                                  for prepaid reinsurance and reinsurance
                                                                             recoverable on unpaid losses, respectively.
--------------------------------------------------------------------------------------------------------------------------
RETROACTIVE REINSURANCE        Gains and losses are recognized in earnings   Gains are deferred and amortized over the
CONTRACTS                      and surplus is segregated to the extent       settlement period of the ceded claim
                               gains are recognized. Certain retroactive     recoveries. Losses are immediately
                               intercompany reinsurance contracts are        recognized in the Statements of Operations
                               accounted for as prospective reinsurance if   and Changes in Capital and Surplus.
                               there is no gain in surplus as a result of
                               the transaction
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN BONDS HELD AS   Investment grade securities (rated by NAIC    All available for sale investments are
AVAILABLE FOR SALE             as class 1 or 2) are carried at amortized     carried at fair value with unrealized gains
                               cost. Non- investment grade securities (NAIC  and losses, net of applicable taxes,
                               rated 3 to 6) are carried at the lower of     reported in accumulated other comprehensive
                               amortized cost and fair value.                income within shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN EQUITY          Carried at fair value with unrealized gains   Same treatment as available for sale
SECURITIES CLASSIFIED AS:      and losses reported, net of applicable        investments.
1) held for trading            taxes, in the Statement of Changes in
                               Capital and Surplus.
2) available for sale
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN LIMITED         Carried at the underlying US GAAP equity      If aggregate interests allow the holding
PARTNERSHIPS, HEDGE FUNDS AND  with results from the investment's            entity to exercise more than minor influence
PRIVATE EQUITY INTERESTS       operations recorded, net of applicable        (typically more than 3%), the investment is
                               taxes, as unrealized gains or losses          carried at equity value with changes in
                               directly in the Statements of Changes in      value recorded to net investment income.
                               Capital and Surplus.
                                                                             Where the aggregate interest allow the
                                                                             entity to exercise only minor influence
                                                                             (typically less than 3%), the investment is
                                                                             recorded at equity value with changes in
                                                                             value recorded, net of tax, as a component
                                                                             of accumulated other comprehensive income in
                                                                             shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SUBSIDIARY,     Subsidiaries are not consolidated.            Consolidation is required when there is a
CONTROLLED AND AFFILIATED                                                    determination that the affiliated entity is
ENTITIES (SCAS)                The equity investment in SCAs are accounted   a variable interest entity (VIE) and the
                               for under the equity method and recorded as   holding entity is the primary beneficiary of
                               Common stock investments. Dividends are       the activities of the VIE.
                               recorded within Net Investment Income.
                                                                             Investments in SCAs with greater than 50
                                                                             percent ownership of voting rights are
                                                                             generally consolidated.

                                                                             Investments in SCAs where the company
                                                                             exercises significant influence (generally
                                                                             ownership of voting interests between 20
                                                                             percent and 50 percent) are recorded at
                                                                             equity value. The change in equity is
                                                                             included within operating income.
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  10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED SETTLEMENTS         Structured settlement annuities where the     For structured settlements in which the
                               claimant is the payee are treated as          reporting entity has not been legally
                               completed transactions (thereby allowing for  released from its obligation with the
                               immediate gain recognition), regardless of    claimant (i.e. the reporting entity remains
                               whether the reporting entity is the owner of  the primary obligor), resulting gains are
                               the annuity.                                  deferred and amounts expected to be
                                                                             recovered from such annuities are recorded
                                                                             as assets.
--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS        Statutory statement of cash flows presents    The statement of cash flows is limited to
                               changes in cash and short-term investments    the presentation of changes in cash and cash
                               and certain sources of cash are excluded      equivalents (short-term investments are
                               from operational cash flows. Certain          excluded). All non-cash items are eliminated
                               non-cash items are required to be included    from the presentation of cash flows.
                               in the statement of cash flows and disclosed
                               to the extent material.
--------------------------------------------------------------------------------------------------------------------------
DEFERRED FEDERAL INCOME TAX    Deferred income taxes are established for     The provision for deferred income taxes is
                               the temporary differences between tax and     recorded as a component of income tax
                               book assets and liabilities, subject to       expense, as a component of the Statement of
                               limitations on admissibility of tax assets.   Operations, except for changes associated
                               Changes in deferred income taxes are          with items that are included within other
                               recorded within capital and surplus and have  comprehensive income where such items are
                               no impact on the statement of operations.     recorded net of applicable income taxes.
--------------------------------------------------------------------------------------------------------------------------
STATUTORY ADJUSTMENTS          Certain asset balances are designated as      All assets and liabilities are included in
(applied to certain assets     non-admitted, and are excluded from the       the financial statements. Provisions for
including Goodwill, furniture  Statutory Statement of Assets and are         uncollectible receivables are established as
and equipment, deferred taxes  reflected as deductions from capital and      valuation allowances and are recognized as
in excess of limitations,      surplus.                                      expense within the Statement of Operations.
prepaid expenses, overdue
receivable balances and        A provision for reinsurance is established
unsecured reinsurance amounts) for unsecured reinsurance amounts recoverable from unauthorized and certain
                               authorized reinsurers with a corresponding
                               reduction to unassigned surplus.
--------------------------------------------------------------------------------------------------------------------------

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

--------------------------------------------------------------------------------
E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------
Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a daily pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a daily pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned immediately along with the associated loss and LAE. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using the lowest estimate of percentage of completion of the contract under three separate prescribed calculations.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premium billed and outstanding for 90 days or more are non-admitted and deducted from unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated premium development and earned on a daily pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately fully earned. The Company records accrued retrospectively rated premiums as written premiums.

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  11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Gross Written Premium net of ceded written premium (Net written premiums) that were subject to retrospective rating features were as follows.

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                               2013     2012     2011
-------------------------------------------------------------------------------
  Net written premiums subject to retrospectively
   rated premiums                                    $114,240 $154,505 $350,717
  Percentage of total net written premiums               2.0%     3.0%     6.6%
-------------------------------------------------------------------------------

As of December 31, 2013 and 2012, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts amounted to $938,213 and $1,118,007, respectively, which will be billed for in future periods based primarily on the payment of loss and LAE. Ten percent of the amount of accrued retrospective premiums not offset by retrospective return premiums or other liabilities to the same party (other than loss and LAE reserves), or collateral have been non admitted.

-------------------------------------------------------------------------------
DECEMBER 31,                                                  2013      2012
-------------------------------------------------------------------------------
Total accrued retrospective premium                         $965,890 $1,156,079
Unsecured amount                                             211,983    251,036
Less: nonadmitted amount (10 percent)                         19,017     22,325
Less: nonadmitted for any person for whom agents'
      balances or uncollected premiums are nonadmitted         8,660     15,747
-------------------------------------------------------------------------------
Admitted amounts                                            $938,213 $1,118,007
-------------------------------------------------------------------------------

Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. The Company records the additional or return audit premium estimates as an adjustment to written premium, and earns these premiums immediately. When any accrued audit premium exceeds the amount of collateral held, a non-admitted asset of 10 percent of this excess amount is recorded.

For warranty insurance, the Company generally provides reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (or reserve credits). As of December 31, 2013 and 2012, the amount of reserve credit recorded for high deductibles on unpaid claims, and the amount billed and recoverable on paid claims and non-admitted balances were:

-------------------------------------------------------------------------------
                               HIGH DEDUCTIBLE RECOVERABLE ON PAID NON-ADMITTED
YEAR                           RESERVE CREDIT        CLAIMS          BALANCE
-------------------------------------------------------------------------------
2013                            $  4,270,652       $  114,716       $  24,686
2012                               4,156,910           81,137          23,559
-------------------------------------------------------------------------------

The Company establishes a non-admitted asset for 10 percent of paid losses recoverable, on high deductible policies in excess of collateral held on an individual insured basis, or for 100 percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

Deposit Accounting
--------------------------------------------------------------------------------
Direct insurance transactions whereby management of the Company determines there was insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

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  12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. The deposit asset is reported as admitted if (i) the assuming company is licensed, accredited or qualified by the NY DFS, or
(ii) the collateral (i.e. funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income in the Statement of Operations.

Premium Deficiency
--------------------------------------------------------------------------------
The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related investment income are collectively not sufficient to cover the expected ultimate loss projection. Refer to Note 2A for additional information. As of December 31, 2013, 2012 and 2011 the Company did not recognize any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------
Transactions involving the transfer of loss and LAE reserves which occurred prior to the effective date of the transfer are recorded as retroactive reinsurance reserves and reported separately from Reserves for loss and loss adjustment expenses in the Statement of Liabilities, Capital and Surplus. Initial Gains or Losses are recorded in Other Income in the Statement of Operations with surplus gains recorded as Special surplus funds from retroactive reinsurance which is a component Capital and surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from retroactive reinsurance are amortized into Unassigned surplus at when actual retroactive reinsurance recovered exceeds the consideration paid.

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------
Commissions, premium taxes, and certain underwriting expenses are charged as incurred and are included in Other Underwriting Expenses Incurred. The Company records a ceding commission liability equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. The liability is amortized over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------
The Company periodically reviews the recoverability of certain assets including insurance receivables and reduces amounts where management deems balances to be uncollectible. The company reviews certain factors in assessing the recoverability of these balances including: the age of the related amounts due or nature of the unpaid balance; historical recovery rates and any significant decline change to the credit standing of the counterparty.

Certain required statutory basis assets and ceded reserves, primarily the provision for reinsurance, are deducted from surplus and reflected as a liability in the provision for reinsurance of the Company.

In calculating the provision for reinsurance as of December 31, 2013 and 2012, management utilized collateral including letters of credit provided by its Ultimate Parent of $442,231 and $274,558, respectively. The use of this collateral was approved by the NY DFS.

The Company's provision for reinsurance has been reduced by $181,683 and $88,190 as of December 31, 2013 and 2012, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Company's asbestos related third party reinsurance recoverables.

Loss and Loss Adjustment Expenses
--------------------------------------------------------------------------------
The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, new established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy based upon the terms of the underlying reinsurance

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  13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses for environmental exposures, including toxic waste and asbestos-related illnesses.

Certain reserves are discounted using payout patterns and interest rates which the Company has determined are consistent with the expected payout pattern; see
Note 5 for further details.

Structured Settlements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Generally, structured settlements involve the purchase of an annuity by the Company to fund future claim obligations. In the event the life insurers providing the annuity on certain structured settlements are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2013, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions and the Company has not reduced its loss reserves for any annuities purchased where it is the owner and the payee. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of the Company becoming liable, and therefore incurring an incremental loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies are as follows:

---------------------------------------------------------------
 LOSS RESERVES ELIMINATED BY
          ANNUITIES               UNRECORDED LOSS CONTINGENCIES
---------------------------------------------------------------
$                   1,347,110     $                   1,347,110

As of December 31, 2013, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus with the following life insurers:

--------------------------------------------------------------------------------------------------------------
                                                                                   LICENSED IN
LIFE INSURANCE COMPANY AND LOCATION                              STATE OF DOMICILE  NEW YORK   STATEMENT VALUE
--------------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas             No        $106,429
American General Life Insurance Company of Delaware                  Delaware           No         304,596
The United State Life Insurance Company in the City of New York      New York          Yes         875,686

Fair Value of Financial Instruments
--------------------------------------------------------------------------------
The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company uses valuation techniques in measuring fair values which are based on the maximizing the use of observable inputs and minimizing the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace used to measure the fair values discussed below:

..  Level 1: Fair value measurements that are based upon quoted prices
   (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

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  14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:
..   The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (NAIC IAO).
..   The fair value of derivatives are valued using quoted prices in active markets and other market evidence whenever possible, including market-based updates to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.
..   The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------
Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------
Bonds with an NAIC designation (as obtained from the NAIC Capital Markets and Investment Analysis Office, NAIC IAO) of 1 or 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Premiums and discounts arising from the purchase of bonds are treated as yield adjustments over their estimated holding periods and are amortized using the a constant yield until maturity, or call date, if applicable.

Additionally, Loan Backed and Structured Securities that are unrated and non-modeled, for which the Company has not filed with the NAIC IAO within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

Loan-backed and structured securities are more likely to be prepaid than other fixed maturity securities. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting investment grade securities, while both non-investment grade securities and securities for which the collection of all contractual cash flows is not probable are accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------
Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level.

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  15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Preferred Stocks
--------------------------------------------------------------------------------
Perpetual preferred stocks with an NAIC rating of P1 or P2, having characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an, NAIC rating of 3 through 6, are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------
Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses), or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------
Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any defined non-admitted amounts). The Company's share of undistributed earnings and losses of affiliates are reported in Unassigned funds (surplus) as Unrealized gains or (losses).

Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------
Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as Unrealized gains or (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value are recorded as Net Investment Income.

Derivatives
--------------------------------------------------------------------------------
Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

Net investment income and gain/loss
--------------------------------------------------------------------------------
Investment income is recorded as earned and includes interest, dividends, and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due that do not have a valuation allowance are non-admitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment (OTTI)
--------------------------------------------------------------------------------
If a bond is determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

Where there is the ability and intent to hold the security, an assessment of OTTI is performed. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment;
..   Fundamental credit risk of the issuer exist; and/or
..   Other qualitative/quantitative factors indicating an OTTI has occurred exist.

--------------------------------------------------------------------------------
  16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

Common and preferred stock investments whose fair value is less than their carrying value for a period greater than twelve months are considered impaired. For securities that Management intends to hold, the security must be analyzed. Factors include.

..   If management intends to sell a security that is a candidate for OTTI then an OTTI loss is considered to have occurred.
..   Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or
..   The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or
..   There are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors that are periodically considered include:
..   An order of liquidation or other fundamental credit issues with the partnership exists;
..   Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
..   There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
..   Other qualitative/quantitative factors indicating an OTTI exist.

Equities in Pools & Associations
--------------------------------------------------------------------------------
The Company accounts for its participation in the Association (See Note 6) by recording it's participation in
..   net premium participation as direct premium,
..   the underwriting and net investment income results in the Statements of
    Operations and Changes in Capital and Surplus,
..   insurance and reinsurance balances in the Statements of Admitted Assets and
    Liabilities, Capital and Surplus; and
..   all other non-insurance assets and liabilities recorded as Equities in
    Underwriting Pools and Associations in the Statements of Admitted Assets and Liabilities, Capital and Surplus.

Foreign Currency Transactions
--------------------------------------------------------------------------------
Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Foreign currency assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the balance sheet date with the related translation adjustments recorded as unrealized gains or losses within Unassigned Fund (Surplus) in the Statements of Capital and Surplus.
Gains or losses due to translating foreign operations to U.S. dollars are recorded as unrealized gains or losses. All other realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statement of Operations.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------
The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred the following employee related costs during 2013, 2012, and 2011:

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                  2013    2012    2011
-------------------------------------------------------------------------------
Defined benefit plans                                    $14,572 $ 9,915 $5,386
Defined contribution plans                                 7,066   7,246  4,002
Postretirement medical and life insurance plans              788     652    448
-------------------------------------------------------------------------------
TOTAL                                                    $22,426 $17,813 $9,836
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Depreciation
--------------------------------------------------------------------------------
Certain assets, principally electronic data processing (EDP) equipment, software and leasehold improvements are designated as non-admitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. The Company has not modified its capitalization policy from the prior year.

Income Taxes
--------------------------------------------------------------------------------
The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 9.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the Tax Sharing Agreement) with AIG, effective January 1, 2012 and approved by the Company's Board of Directors. This agreement provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis to the Company, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the tax sharing agreement, tax liabilities related to uncertain tax positions and tax authority audit adjustments shall remain with the Company with which the tax liabilities are currently recorded. Furthermore, when such tax liabilities are realized, the responsibility for any additional tax liability or rights to any refunds due remain with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

Deferred Taxes
--------------------------------------------------------------------------------
The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.
Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:
..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
..   the sustainability of recent operating profitability of our subsidiaries;
..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,
..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

--------------------------------------------------------------------------------
  18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The adjusted deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. Changes in Accounting Principles
--------------------------------------------------------------------------------
2013 Changes
--------------------------------------------------------------------------------
In 2013, the Company adopted the following change in the Statements of Statutory Accounting Principles (SSAP):

Transfers and Servicing of Financial Assets: In March 2012, the NAIC issued SSAP No. 103 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This adopted guidance supersedes SSAP No. 91R Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and conforms to the US GAAP guidance on accounting for transfers of financial assets. The adoption of this SSAP, which was effective January 1, 2013, did not have any impact on the Company's financial statements.

2012 Changes
--------------------------------------------------------------------------------
In 2012, the Company adopted the following changes in accounting principles:

Income Taxes: In November, 2011, SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, was adopted by the NAIC. SSAP No. 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There was no cumulative effect as a result of enacting this pronouncement.

Premium Deficiency Calculation: Starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists for short-duration insurance contracts. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it recognizes the timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retroactive application to all periods presented. There were no changes to the historical financial statements due to this change in accounting principle.

B. Adjustments to Surplus
--------------------------------------------------------------------------------
During 2013, 2012, and 2011 the Company identified corrections that resulted in after-tax statutory adjustments of ($94,261) and ($29,278), and $26,048 respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (SSAP 3), the corrections of errors have been reported in the 2013, 2012 and 2011 Annual Statements as adjustments to Unassigned funds (surplus). The impact of these corrections on Net Income as of January 1, 2013 was $40,655. The impact upon surplus, assets and liabilities as of January 1, 2013, 2012, and 2011 is as follows:

-------------------------------------------------------------------------------
                                POLICYHOLDERS' TOTAL ADMITTED
2013 ADJUSTMENTS                   SURPLUS         ASSETS     TOTAL LIABILITIES
-------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2012     $ 6,004,343    $23,974,474      $17,970,131
ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS:
   ASSET CORRECTIONS               (237,503)      (237,503)                -
   LIABILITY CORRECTIONS             154,162              -        (154,162)
   INCOME TAX CORRECTIONS           (10,920)       (10,920)                -
-------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS               (94,261)      (248,423)        (154,162)
-------------------------------------------------------------------------------
BALANCE AT JANUARY 1,2013 , AS
  ADJUSTED                       $ 5,910,082    $23,726,051      $17,815,969
-------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total assets is primarily the result of a) non admitting investment assets; b) a reduction in deductible recoverables relating to high deductible policies; c) a decrease in other assets; and d) reductions in premium and reinsurance assets partially offset by e) an increase in assets identified as deposits.

--------------------------------------------------------------------------------
  19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in reinsurance payables; b) adjustments to tax, license, and fee reserves; c) an increase in excess ceding commission accruals;
d) corrections to deposit accounting liabilities; and e) an increase in loss reserves relating to an asset correction noted in b) above.

Income tax corrections - The decrease in taxes is primarily the result of a) correction to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2012 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2011           $5,667,303    $23,901,312   $18,234,009
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes
    $5,068 of deemed capital
    contribution)                            4,232          4,232             -
   Liability corrections                  (26,436)              -        26,436
   Income tax corrections                  (7,074)        (7,074)             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                    (29,278)        (2,842)        26,436
 ------------------------------------------------------------------------------
 Balance at January 1, 2012, as
   adjusted                             $5,638,025    $23,898,470   $18,260,445
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The net amount relates to corrections for the following items: a) deemed dividend resulting from the forgiveness of a loan to an affiliate, b) reconciling items relating to other assets and deposit programs partially offset by c) overstated allowance accounts; d) reduction of accrued recoverables related to self insured retention programs.

Liability corrections - The increase in total liabilities is primarily the result of corrections for: a) IBNR statutory to GAAP differences; b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by c) taxes, licenses and fees reserve for residual market plans and, d) deposit program liabilities.

Income tax corrections- The decrease in taxes is primarily the result of corrections for: a) current and deferred tax assets and liabilities; and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2011 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2010           $6,673,099    $26,416,595   $19,743,496
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes $897
    of deemed capital contribution)         47,679         47,679             -
   Liability corrections                  (23,911)              -        23,911
   Income tax corrections                    2,280          2,280             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                      26,048         49,959        23,911
 ------------------------------------------------------------------------------
 Balance at January 1, 2011, as
   adjusted                             $6,699,147    $26,466,554   $19,767,407
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations b) intangible asset; and c) miscellaneous reserves; partially offset by d) a miscellaneous non-admitted asset; e) non-admitted assets related to retrospective premium and high deductible recoverables and f) other miscellaneous adjustments.

Liability corrections - The increase in total liabilities is primarily the result of: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and b) paid losses and loss reserves; as partially offset by: c) reserve adjustments; and, d) other miscellaneous adjustments.

Income tax corrections - The decrease in taxes is primarily the result of:
(a) adjustments to the current tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset and liability corrections.

--------------------------------------------------------------------------------
  20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

3. INVESTMENTS
--------------------------------------------------------------------------------

A. Bond (excluding Loan-backed and Structured Security) Investments
--------------------------------------------------------------------------------
The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2013 and 2012 are outlined in the table below:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. GOVERNMENTS                  $   458,904 $   13,227  $  6,956  $   465,174
ALL OTHER GOVERNMENTS                 421,888     13,773       286      435,375
STATES, TERRITORIES AND
  POSSESSIONS                       1,360,768     69,716     6,325    1,424,159
POLITICAL SUBDIVISIONS OF
  STATES, TERRITORIES AND
  POSSESSIONS                       1,808,897     80,496     5,332    1,884,061
SPECIAL REVENUE AND SPECIAL
  ASSESSMENT OBLIGATIONS AND ALL
  NON- GUARANTEED OBLIGATIONS OF
  AGENCIES AND AUTHORITIES AND
  THEIR POLITICAL SUBDIVISIONS      4,706,143    161,925    55,943    4,812,125
INDUSTRIAL AND MISCELLANEOUS        8,023,757    496,437    44,325    8,475,869
-------------------------------------------------------------------------------
TOTAL                             $16,780,357 $  835,574  $119,167  $17,496,763
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. governments                  $   543,363 $   38,425  $     97  $   581,691
All other governments                 724,664     43,067       254      767,477
States, territories and
  possessions                       1,578,734    142,999         -    1,721,733
Political subdivisions of
  states, territories and
  possessions                       2,037,287    169,859         -    2,207,146
Special revenue and special
  assessment obligations and all
  non-guaranteed obligations of
  agencies and authorities and
  their political subdivisions      4,811,431    382,236     3,057    5,190,610
Industrial and miscellaneous        7,315,742    554,748    13,792    7,856,698
-------------------------------------------------------------------------------
TOTAL                             $17,011,221 $1,331,334  $ 17,200  $18,325,355
-------------------------------------------------------------------------------

The carrying values and fair values of bonds at December 31, 2013, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                                        CARRYING
                                                          VALUE     FAIR VALUE
-------------------------------------------------------------------------------
Due in one year or less                                 $   706,009 $   714,675
Due after one year through five years                     2,350,671   2,442,213
Due after five years through ten years                    4,369,091   4,527,944
Due after ten years                                       3,930,836   4,019,715
Structured securities                                     5,423,750   5,792,216
-------------------------------------------------------------------------------
Total                                                   $16,780,357 $17,496,763
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2013 were:

-------------------------------------------------------------------------------
                                                     MINIMUM        MAXIMUM
CATEGORY                                          LENDING RATE % LENDING RATE %
-------------------------------------------------------------------------------
Retail                                                 4.0%           4.8%
Office                                                 4.3%           4.8%
Industrial                                             4.1%           4.7%
Multi-Family                                           4.5%           4.8%
Hotel/Motel                                            5.0%           5.3%
Other Commercial                                       4.6%           5.8%
-------------------------------------------------------------------------------

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
75.05 percent. All of the Mortgage Loans were in good standing as of December 31, 2013. The Company did not have any advanced amounts for taxes or assessments. The following table details an age analysis of Mortgage Loans as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
                            RESIDENTIAL            COMMERCIAL
                         ----------------------------------------------
                    FARM INSURED ALL OTHER INSURED ALL OTHER MEZZANINE  TOTAL
-------------------------------------------------------------------------------
CURRENT YEAR
RECORDED INVESTMENT
CURRENT             $  -  $  -     $  -     $  -   $536,056    $  -    $536,056

PRIOR YEAR
Recorded Investment
Current             $  -  $  -     $  -     $  -   $ 60,167    $  -    $ 60,167
-------------------------------------------------------------------------------

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------
The Company did not record any intent based impairment during 2013 for loan-backed and structured securities.

As of December 31, 2013, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

--------------------------------------------------------------------------------------------
          BOOK/ADJUSTED                                                            DATE OF
          CARRYING VALUE                                                          FINANCIAL
          AMORTIZED COST PRESENT VALUE OF                                         STATEMENT
          BEFORE CURRENT  PROJECTED CASH  RECOGNIZED AMORTIZED COST FAIR VALUE AT   WHERE
  CUSIP    PERIOD OTTI        FLOWS          OTTI      AFTER OTTI   TIME OF OTTI  REPORTED
--------------------------------------------------------------------------------------------
55312VAL2    $50,105         $50,090         $ 15       $50,090        $48,924    03/31/2013
43739EAP2      8,083           8,043           40         8,043          8,078    03/31/2013
855541AC2     10,935          10,901           34        10,901         10,448    06/30/2013
92977YBQ3     10,142          10,083           59        10,083         10,008    06/30/2013
45660LDE6     34,747          34,297          449        34,297         34,410    06/30/2013
93936AAA9     18,728          18,462          266        18,462         17,821    06/30/2013
78473WAE3     16,990          16,943           47        16,943         16,300    06/30/2013
--------------------------------------------------------------------------------------------

   Total     $   XXX         $   XXX         $910       $   XXX        $   XXX
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the fair value and unrealized losses relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position.

    The aggregate amount of unrealized
    losses:
                                                Less than 12 Months  $   46,219
                                                12 Months or longer  $    2,847
    The aggregate related fair value of
    securities with unrealized losses:
                                                Less than 12 Months  $1,251,149
                                                12 Months or longer  $  279,980

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

D. Unrealized losses
--------------------------------------------------------------------------------
The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2013 and 2012 are set forth in the table below:

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2013                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
     DESCRIPTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS                     $  166,481  $  4,910  $  4,513  $   511   $  170,994  $  5,422
ALL OTHER GOVERNMENTS                    54,133     5,929         -        -       54,133     5,929
STATES, TERRITORIES AND POSSESSIONS     184,341     6,325         -        -      184,341     6,325
POLITICAL SUBDIVISIONS OF STATES,             -         -         -        -            -         -
TERRITORIES AND POSSESSIONS             160,011     5,332         -        -      160,011     5,332
SPECIAL REVENUE                       1,182,735    48,499    46,375    7,444    1,229,110    55,943
INDUSTRIAL AND MISCELLANEOUS          1,606,368    53,144   279,823    4,201    1,886,190    57,345
----------------------------------------------------------------------------------------------------
TOTAL BONDS                           3,354,069   124,139   330,711   12,156    3,684,779   136,296
----------------------------------------------------------------------------------------------------

AFFILIATED                                    -         -    21,480    5,115       21,480     5,115
NON-AFFILIATED                           27,570     2,893         -        -       27,570     2,893
----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                             27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $3,381,639  $127,032  $352,191  $17,271   $3,733,829  $144,304
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2012                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
    DESCRI\PTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. governments                     $   12,507  $     97  $      -  $     -   $   12,507  $     97
All other governments                    24,027       223    16,325       31       40,352       254
States, territories and possessions           -         -         -        -            -         -
Political subdivisions of states,             -         -         -        -            -         -
   territories and possessions                -         -         -        -            -         -
Special revenue                          28,756        32    24,748    3,025       53,504     3,057
Industrial and miscellaneous            418,427     7,600   273,226    6,192      691,653    13,792
----------------------------------------------------------------------------------------------------
TOTAL BONDS                             483,717     7,952   314,299    9,248      798,016    17,200
----------------------------------------------------------------------------------------------------

Affiliated                                  330        79    20,814    5,373       21,144     5,452
Non-affiliated                                3       270         -        -            3       270
----------------------------------------------------------------------------------------------------
Total common stocks                         333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
Preferred stocks                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                                333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $  484,050  $  8,301  $335,113  $14,621   $  819,163  $ 22,922
----------------------------------------------------------------------------------------------------

The Company did not recognize the unrealized losses in the Statement of Operations on these securities at December 31, 2013, because the Company neither intends to sell nor expect to be required to sell these securities before recovery of the amortized cost. For fixed maturity securities with significant declines in value, the Company performed fundamental credit analysis on a security-by security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review for relevant industry reports and forecasts and other available data.

--------------------------------------------------------------------------------
  23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Realized Gains/(Losses)
--------------------------------------------------------------------------------
Proceeds from sales and associated gross realized capital gains (losses) for each of the years ended December 31 2013, 2012 and 2011 were as follows:

------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31          2013                  2012                  2011
------------------------------------------------------------------------------------------
                                      EQUITY                EQUITY                EQUITY
                           BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
------------------------------------------------------------------------------------------
Proceeds from sale       $1,834,014   $3,272   $3,047,963   $2,830   $3,979,210  $104,040
Gross realized gains         56,537       50      133,853       21      168,725    14,425
Gross realized losses       (6,960)     (61)      (6,685)     (86)      (9,904)     (363)

C. Derivative Financial Instruments
--------------------------------------------------------------------------------
The Company's currency derivative financial instruments were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily
JPY).

Market Risk
The Company holds currency derivatives which include currency swaps and currency forwards and will periodically make payments in one currency in exchange for a receipt of a payment in a different currency. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in exchange rates.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements
The Company is subject to collateral requirements on some of the Company's currency derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or the Company is required to make a payment equal in the amount of foreign currency physically received on certain foreign denominated investment.

The currency derivatives do not qualify for hedge accounting. As a result, the Company's currency contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statement of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Realized capital gains/losses.

--------------------------------------------------------------------------------
  24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company did not apply hedge accounting to any of its derivatives. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the company for the years ended December 31, 2013 and 2012.

                                     DECEMBER 31, 2013      YEAR ENDED DECEMBER 31, 2013
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
SWAPS                               $655,560     $(17,416)    $ (7,575)       $(17,416)
FUTURES                               83,105       (2,937)      (4,812)         (2,937)
-----------------------------------------------------------------------------------------
TOTAL                               $738,665     $(20,353)    $(12,387)       $(20,353)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     DECEMBER 31, 2012      YEAR ENDED DECEMBER 31, 2012
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
Swaps                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------
Total                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------

The company had no derivatives that changed their hedging status or that were accounted for as cash flow hedges.

D. Other invested assets
--------------------------------------------------------------------------------
Fair values are based on the net asset value of the respective entity's financial statements. The Company had no investments in Joint Ventures, Partnerships and Limited Liability Companies representing greater than 10 percent of Admitted Assets.

For other invested assets that are in a continuous loss position for more than twelve months the cost basis is written down to fair value, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

During 2013, 2012 and 2011, the Company recorded the following impairments on investments in joint ventures and partnerships due to OTTI in fair value:

 ------------------------------------------------------------------------------
 YEAR ENDED DECEMBER 31,                                  2013    2012   2011
 ------------------------------------------------------------------------------
 GA-GTCO US AIV, L.P.                                    $10,704 $   -- $    --
 Prides Capital Fund I LP                                  3,904     --      --
 Steel Partners Holdings L.P.                                 --  4,569      --
 General Atlantic Mauritius Limited                           --  2,276      --
 Hunter Global Investors LP                                   --  1,578      --
 General Atlantic Partners 82, L.P.                           --     --   4,427
 General Atlantic Partners 80, L.P.                           --     --   4,306
 TH Lee Putnam Ventures, L.P.                                 --     --   4,079
 Sprout IX LP                                                 --     --   1,988
 Advanced Technology Ventures VI, L.P.                        --     --   1,894
 Items less than $1.0 million                              1,919     --     750
 ------------------------------------------------------------------------------
 Total                                                   $16,527 $8,423 $17,444
 ------------------------------------------------------------------------------

E. Investment Income
--------------------------------------------------------------------------------

The Company had no accrued investment income receivable excluded from surplus as a result of being over 90 days past due. Investment expenses of $23,870, $29,000 and $27,606 were included in Net Investment Income for the years ended December 31, 2013, 2012 and 2011.

F. Securities Lending
--------------------------------------------------------------------------------
During 2012, the Company loaned high grade municipal bonds to counterparties, primarily commercial banks and brokerage firms, who received the tax-exempt income from the bonds. No foreign securities were loaned. In return, the counterparties were required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties were required to post

--------------------------------------------------------------------------------
  25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company was not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties.

At the termination of these transactions, the Company and its counterparties were obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet. The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2012, inclusive of accrued interest, is $1,238,770. The aggregate fair value of securities on loan is $1,192,342 as of December 31, 2012. There were no securities on loan or collateral received as of December 31, 2013.

G. Financial Instruments with Credit Risk
--------------------------------------------------------------------------------
The Company is exposed to credit risk relating to its investments both from potential issuer, geographic or activity concentrations. These risks are managed strategically using asset allocation methodologies that select primarily high quality investments and asset diversification.

In addition, AIG company-wide credit risks are monitored by AIG's Financial Risk Group (FRG) who attempt to avoid unwanted or excessive risk accumulations, whether funded or unfunded. To minimize the level of credit risk, the Company may require third party guarantees, reinsurance or collateral, such as letters of credit and trust collateral accounts. The Company monitors the aggregate credit exposure.

The Company's largest exposures by investment category to a single issuer/borrower/investment, excluding the U.S. government, U.S. government agency securities and those U.S. government money market funds as of December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY       DESCRIPTION OF EXPOSURE   AMOUNT  ADMITTED ASSETS
-------------------------------------------------------------------------------
FNMA                      Bonds & Notes            $313,897         1.3%
Operating Pool            Short-term                304,359         1.3%
FHLMC                     Bonds & Notes             267,265         1.1%
NEW YORK NY               Bonds & Notes             236,740         1.0%

The amounts and percentages of the Company's total admitted assets held in bonds by NAIC rating as of December 31, 2013 are:

 -----------------------------------------------------------------------------
                                                           PERCENTAGE OF TOTAL
 BONDS                                           AMOUNT    ADMITTED ASSETS
 -----------------------------------------------------------------------------
 NAIC-1                                        $14,601,321        61.7%
 NAIC-2                                          1,425,399         6.0%
 NAIC-3                                            342,145         1.4%
 NAIC-4                                            446,587         1.9%
 NAIC-5                                            248,183         1.0%
 NAIC-6                                             25,590         0.1%
 -----------------------------------------------------------------------------
 Total                                          17,089,225          72%
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the Company's two largest foreign investment exposures by country categorized by each of the country's NAIC sovereign ratings as of December 31, 2013.

-----------------------------------------------------------------------------
                                                                     NAIC - 3
COUNTRIES                                         NAIC - 1  NAIC - 2 OR BELOW
-----------------------------------------------------------------------------
United Kingdom                                   $  736,344 $      - $     -
Japan                                               585,522        -       -
Ireland                                                   -   75,968       -
Spain                                                     -   15,052       -
Argentina                                                 -        -  69,487
Greece                                                    -        -   2,347
Other                                             1,054,681    9,549   1,260
-----------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $2,376,547 $100,569 $73,094
-----------------------------------------------------------------------------

The Company's unhedged foreign currency exposures, categorized by the country's NAIC sovereign rating as of December 31, 2013 are:

-------------------------------------------------------------------------------
                                                                      NAIC - 3
COUNTRIES                                        NAIC - 1:  NAIC - 2: OR BELOW:
-------------------------------------------------------------------------------
Japan                                            $  585,522  $     -   $     -
United Kingdom                                      403,877        -         -
Ireland                                                   -   54,396         -
Argentina                                                 -        -    18,140
Other                                               165,761        -         -
-------------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $1,155,160  $54,396   $18,140
-------------------------------------------------------------------------------

The following table shows the three largest non-affiliated privately placed equities held by the Company as of December 31, 2013:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY                                AMOUNT     ADMITTED ASSETS
-------------------------------------------------------------------------------
Blackstone Real Estate Partners (BREP) VI, L.P.     127,355        0.5%
Glenview Capital Partners, L.P.                      63,996        0.3%
General Atlantic Partners (Bermuda) II, L.P.         60,405        0.3%
-------------------------------------------------------------------------------
Aggregate Exposure                               $2,004,449        8.5%
-------------------------------------------------------------------------------

H. Restricted Assets
--------------------------------------------------------------------------------
The Company had securities with a carrying value of $1,155,475 and $1,331,114 deposited with regulatory authorities as required by law as of December 31, 2013 and 2012.

--------------------------------------------------------------------------------
  27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

4. FAIR VALUE OF FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
DECEMBER 31, 2013
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

BONDS                                    $     -  $ 286,787 $ 24,684  $ 311,471
COMMON STOCKS                             36,576          -        -     36,576
DERIVATIVE ASSET                               -          -      428        428
DERIVATIVE LIABILITIES                         -   (16,279)  (4,502)   (20,781)
MUTUAL FUNDS                              31,747          -        -     31,747
-------------------------------------------------------------------------------
TOTAL                                    $68,323  $ 270,508 $ 20,610  $ 359,441
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

Bonds                                    $     -  $  75,286 $ 55,092  $ 130,378
Common stocks                             28,994          -        0     28,994
Derivative asset                               -      3,347        -      3,347
Derivative liabilities                         -    (2,309)        -    (2,309)
-------------------------------------------------------------------------------
Total                                    $28,994  $  76,324 $ 55,092  $ 160,410
-------------------------------------------------------------------------------

There were no assets carried at fair value that were transferred between Level 1 and Level 2.

A. Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
--------------------------------------------------------------------------------
The following tables show the balance and activity of Financial Instruments classified as level 3 in the fair value hierarchy for the years ended
December 31, 2013 and 2012.

-------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL REALIZED
                                                               GAINS (LOSSES)
                  BEGINNING                                    INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
                 BALANCE AT    TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
               JANUARY 1, 2013    LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2013
-------------------------------------------------------------------------------------------------------------------------------
Bonds              $55,092        $44,342        $(171,814)        $5,699          $(33,231)         $124,596        $ 24,684
Derivative
  liabilities            -          7,975                 -             -           (12,049)                -         (4,074)
-------------------------------------------------------------------------------------------------------------------------------
Total              $55,092        $52,317        $(171,814)        $5,699          $(45,280)         $124,596        $ 20,610
-------------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2013, bonds of $171,814 which are no longer carried at fair value, were transferred out of Level 3. Bond balances of $44,342 were transferred into Level 3 and carried at market value during 2013. Prior to the transfer, the securities were Level 2 and were carried at market value.

Derivative balances of $7,975 were transferred into Level 3 and carried at fair value during 2013. Prior to the transfer, the securities were level 2 and carried at fair value. There were no bonds or common stocks carried at fair value transferred to/from Level 3 originating in Levels 1 or 2.

------------------------------------------------------------------------------------------------------------------------

                                                        TOTAL REALIZED
                                                        GAINS (LOSSES)
      BEGINNING BALANCE                                 INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
        AT JANUARY 1,   TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
            2012           LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2012
------------------------------------------------------------------------------------------------------------------------
Bonds      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------
Total      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2012, bonds of 44,383, which are no longer carried at fair value, were transferred out of level 3. Bond balances of $7,242 were transferred into level 3 and carried at fair value during 2012. Prior to the transfer, the securities were level 2 but not carried at fair value.

--------------------------------------------------------------------------------
  28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------
The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2013 and 2012:

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2013              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
BONDS                       $17,496,764    16,780,357   1,938  14,654,585  2,840,241        -
COMMON STOCK                     36,576        36,576  36,576           -          -        -
DERIVATIVES - ASSETS                428           428       -           -        428        -
DERIVATIVES - LIABILITIES      (20,781)      (20,781)       -    (16,280)    (4,502)        -
MORTGAGE LOANS                  551,617       536,056       -           -    551,617        -
MUTUAL FUNDS                     31,747        31,747  31,747           -          -        -
SHORT TERM INVESTMENTS          308,868       308,868     233     308,634          -        -
----------------------------------------------------------------------------------------------------
Total                       $18,405,219   $17,673,251 $70,494 $14,946,939 $3,387,784       $-
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2012              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
Bonds                       $18,325,355    17,011,221       -  15,941,575  2,383,781        -
Cash and cash equivalents        59,125        59,125  53,633           -      5,492        -
Common stock                     28,990        28,990  28,990           -          -        -
Derivatives - assets              3,347         3,347       -       3,347          -        -
Derivatives - liabilities       (2,309)       (2,309)       -     (2,309)          -        -
Mortgage loans                   89,901        89,901       -           -     89,901        -
----------------------------------------------------------------------------------------------------
Total                       $18,504,409   $17,190,275 $82,623 $15,942,613 $2,479,174       $-
----------------------------------------------------------------------------------------------------

5. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES (LAE)
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2013, 2012, and 2011, is set forth in the table below:

-------------------------------------------------------------------------------
DECEMBER 31,                                 2013         2012         2011
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, END OF
  PRIOR YEAR                             $ 12,300,489 $ 12,466,514 $ 14,383,093
Incurred losses and LAE related to:
  Current accident year                     3,525,027    4,006,581    4,293,428
  Prior accident year                         275,409      252,121      250,641
-------------------------------------------------------------------------------
  TOTAL INCURRED LOSSES AND LAE          $  3,800,436 $  4,258,702 $  4,544,069
-------------------------------------------------------------------------------
Paid losses and LAE related to:
  Current accident year                     (744,185)  (1,218,287)  (1,368,553)
  Prior accident year                     (2,911,325)  (3,206,440)  (5,092,095)
-------------------------------------------------------------------------------
  TOTAL PAID LOSSES AND LAE               (3,655,510)  (4,424,727)  (6,460,648)
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, AS OF
  DECEMBER 31,                           $ 12,445,415 $ 12,300,489 $ 12,466,514
-------------------------------------------------------------------------------

The Company ceded certain classes of its Environmental, net asbestos and Excess Workers Compensation losses to an affiliate, Eaglestone Reinsurance Company (Eaglestone), see Note 5B for further details. 2013 Paid Losses and LAE are reduced by $810,038 as a result of the loss portfolio transfers detailed in
Note 6.

For 2013, the Company reported adverse loss and LAE net reserve development of $275,409 including accretion of loss reserve discount of $58,000. The adverse development was mostly attributable to Transportation, Construction and Property classes of business partially offset by favorable development in Excess Casualty and Personal lines. Included in this increase, is $32,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013.

For 2012, the Company reported adverse loss and LAE net reserve development of $252,121 including accretion of loss reserve discount of $25,000. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. Included in this increase, the Company experienced $22,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development.

--------------------------------------------------------------------------------
  29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

For 2011, the Company reported adverse loss and LAE net reserve development of $250,641 including accretion of loss reserve discount of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Included in this increase, the Company experienced $62,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2011.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $197,595, $173,365 and $176,259 as of December 31, 2013, 2012 and 2011, respectively. The Company paid $10,186 in the reporting period to settle 35 claims related to extra contractual obligations or bad faith claims stemming from lawsuits.

A. ASBESTOS/ENVIRONMENTAL RESERVES
--------------------------------------------------------------------------------
The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                       ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
---------------------------------------------------------------------------------------------
December 31,                      2013       2012       2011      2013      2012      2011
---------------------------------------------------------------------------------------------
  Direct -
Loss and LAE reserves,
  beginning of year            $1,229,896 $1,350,806 $1,536,426 $  84,847 $  55,848 $  67,916
Incurred losses and LAE            96,945   (20,822)   (56,328)    26,547    42,532     8,700
Calendar year paid losses and
  LAE                           (141,477)  (100,088)  (129,292)  (27,825)  (13,533)  (20,768)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $1,185,364 $1,229,896 $1,350,806 $  83,569 $  84,847 $  55,848
---------------------------------------------------------------------------------------------

  Assumed reinsurance -
Loss and LAE reserves,
  beginning of year            $  158,787 $  161,724 $  154,386 $   6,941 $   5,628 $   5,476
Incurred losses and LAE             9,271     19,159     26,780     3,084     1,379     1,379
Calendar year paid losses and
  LAE                             112,612   (22,096)   (19,442)   (4,668)      (66)   (1,227)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $  280,670 $  158,787 $  161,724 $   5,357 $   6,941 $   5,628
---------------------------------------------------------------------------------------------

  Net of reinsurance -
Loss and LAE reserves,
  beginning of year            $        - $        - $  733,373 $  51,573 $  38,587 $  41,696
Incurred losses and LAE                 -          -     46,614    18,668    22,205     8,388
Calendar year paid losses and
  LAE                                   -          -  (779,987)  (20,036)   (9,219)  (11,497)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $        - $        - $        - $  50,205 $  51,573 $  38,587
---------------------------------------------------------------------------------------------

Effective January 1, 2011, the Company transferred its net liability for asbestos losses to an affiliated reinsurer.

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
  30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company had Asbestos loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ASBESTOS                           LOSS RESERVES             LAE RESERVES
DECEMBER 31,                   2013     2012     2011    2013    2012    2011
-------------------------------------------------------------------------------
Direct basis:                $748,407 $718,611 $860,891 $84,188 $81,879 $98,454
Assumed reinsurance basis:    133,025   83,016  101,277  13,315   7,822   9,322
Net of ceded reinsurance
  basis:                            -        -        -       -       -       -

The Company had Environmental loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ENVIRONMENTAL                           LOSS RESERVES          LAE RESERVES
DECEMBER 31,                         2013    2012    2011   2013   2012   2011
-------------------------------------------------------------------------------
Direct basis:                       $16,406 $13,897 $8,937 $7,031 $5,956 $3,830
Assumed reinsurance basis:              683     203    410    199     62     91
Net of ceded reinsurance basis:      10,046   6,579  4,491  4,212  2,795  3,588

B. ENVIRONMENTAL LIABILITY LOSS PORTFOLIO TRANSFER
--------------------------------------------------------------------------------
In 2012, the Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account.

The share of the reserves (and payment) assumed by Eaglestone from each of the AIG Environmental Reinsureds is presented below:

-------------------------------------------------------------------------------
                                        UNEARNED                      TOTAL
                                        PREMIUM  ACCRUED INTEREST ENVIRONMENTAL
COMPANY                   LOSS RESERVES RESERVES    LIABILITY      LIABILITIES
-------------------------------------------------------------------------------

ADMITTED POOL COMPANIES:
National Union              $ 69,627    $  8,532     $  1,600      $   79,759
American Home                 65,962       8,083        1,517          75,562
C&I                           20,155       2,470          463          23,088
APCC                           9,161       1,123          211          10,495
New Hampshire                  9,161       1,123          211          10,495
ISOP                           9,161       1,123          211          10,495
-------------------------------------------------------------------------------
TOTAL ADMITTED POOL
  COMPANIES                 $183,227    $ 22,454     $  4,213      $  209,894
-------------------------------------------------------------------------------

SURPLUS LINES POOL
  COMPANIES:
Lexington                   $601,790    $465,276     $ 86,714      $1,153,780
Specialty                     66,865      51,697        9,635         128,197
-------------------------------------------------------------------------------
TOTAL SURPLUS LINES POOL
  COMPANIES                 $668,655    $516,973     $ 96,349      $1,281,977
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GRAND TOTAL                 $851,882    $539,427     $100,562      $1,491,871
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continues to be reflected in the AIG Environmental Reinsureds' financial statements, and the parties do not intend to seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance.

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------
The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

Tabular Reserve Discount
--------------------------------------------------------------------------------
The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis reserves are discounted. The December 31, 2013 and 2012 liabilities include $1,677,259 and $1,674,185 of such discounted reserves, respectively.

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2013, 2012 and 2011.

                                                     --------------------------
LINES OF BUSINESS                                      2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $214,846 $211,531 $202,786

Non-Tabular Discount
--------------------------------------------------------------------------------
The Company's non-tabular worker's compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP.

As prescribed by the New York Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

-------------------------------------------------------------------------------
LINE OF BUSINESS                                       2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $423,418 $455,052 $384,510

6. RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

A. Admitted Pool
--------------------------------------------------------------------------------
The Company is party to the Admitted Pool with certain other affiliates. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of American Home) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union its percentage share of the pooled business. The Company's share of the pool is 36 percent. See Note 1 for a listing of all pool participants and their respective participation percentages.

All direct and assumed business written by each of the pool participants is subject to pooling (except as indicated above). Net premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities (including the provision for reinsurance), in the accompanying financial statements emanate from the Company's percentage participation in the pool. All external reinsurance is reported on a pool participation basis.

All pool members are parties to reinsurance agreements with non-affiliated reinsurers covering business subject to the pooling agreement and have a contractual right of direct recovery from the non-affiliated reinsurer per the terms of such reinsurance agreements.

Underwriting assets, liabilities, income and expenses, including the provision for reinsurance and the allowance for uncollectible reinsurance, are allocated to each pool member based on its percentage participation in the Admitted Pool.

--------------------------------------------------------------------------------
  32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Intercompany pooling cessions of direct and assumed underwriting activity by each pool participant to National Union are presented as 100 percent ceded to National Union in accordance with the pooling agreement. All other cessions, including cessions between members of the Admitted Pool, are presented at the pool members' participation percentage.

There are no discrepancies related to the pooled business between the assumed and ceded reinsurance schedules of the pool participants.

B. American International Overseas Association
--------------------------------------------------------------------------------
AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by American Home's Japan and Argentina branches which are neither subject to the Admitted Pool Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below. See Note 6E for changes in this business and percentages during 2013.

-------------------------------------------------------------------------------

                                                       INITIAL       CURRENT
                                                    PARTICIPATION PARTICIPATION
                           INITIAL       CURRENT       PERCENT       PERCENT
               NAIC CO. PARTICIPATION PARTICIPATION  SPECIFIC TO   SPECIFIC TO
MEMBER COMPANY   CODE      PERCENT       PERCENT     JAPAN RISK    JAPAN RISK
-------------------------------------------------------------------------------
American
International
Overseas
Limited
(formerly
Chartis
Overseas
Limited)                     67%           0%            85%            0%
Admitted Pool
  member
  companies,
  as follows:
  New
   Hampshire    23841        12%           12%           10%            0%
  National
   Union        19445        11%           78%           5%             0%
  American
   Home         19380        10%           10%           0%             0%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pool is presented in the accompanying Statements of Admitted Assets and Liabilities, Capital and Surplus as follows:

-------------------------------------------------------------------------------
DECEMBER 31,                                                2013        2012
-------------------------------------------------------------------------------

Assumed reinsurance premiums receivable                  $  243,127  $ 119,473
Funds held by ceding reinsurers                             164,884     44,804
Reinsurance recoverable                                     120,033     31,234
Equity in underwriting pools and associations               138,321    255,640
-------------------------------------------------------------------------------
TOTAL ASSETS                                                666,365    451,151
-------------------------------------------------------------------------------

Loss and LAE reserves                                       977,472    380,640
Unearned premium reserves                                   303,265    187,408
Funds held                                                   26,494     12,082
Ceded balances payable                                      138,809     49,285
Assumed reinsurance payable                                 147,633     53,831
Other Liabilities                                            17,682          -
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                         1,611,355    683,246
-------------------------------------------------------------------------------
TOTAL SURPLUS                                            $ (944,990) $(232,095)
-------------------------------------------------------------------------------

The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end.

As of December 31, 2012 the Association reported its share of an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCA's). As of December 31, 2012, Chartis Europe S.A. and AIG Europe Holdings Limited (AEHL) represented $2,538,825 of this total SCA asset.

The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012 the Company's interest in the Association's SCA entities was $302,999, and was reported as a component of Equities in Underwriting Pools and Associations.

C. Significant Transactions
--------------------------------------------------------------------------------
The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2013, 2012 and 2011 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2013, 2012 and 2011. This table also includes all capital contributions and dividends:

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2013
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG PROPERTY CASUALTY
 03/19/13     DIVIDEND                   U.S., INC.                $      -              -     $ 77,000           CASH
 03/26/13     PURCHASE OF SECURITIES     LEXINGTON                   66,542     SECURITIES       66,551           CASH
                                         AIG PROPERTY CASUALTY
 03/31/13     DIVIDEND                   U.S., INC.                       -              -          524        IN KIND
                                         AIG PROPERTY CASUALTY
 04/01/13     DIVIDEND                   U.S., INC.                       -              -       23,000           CASH
                                         AIG PROPERTY CASUALTY
 05/13/13     DIVIDEND                   U.S., INC.                       -              -      180,000           CASH
                                         AIG PROPERTY CASUALTY
 09/06/13     DIVIDEND                   U.S., INC.                       -              -      220,000           CASH
                                         AIG PROPERTY CASUALTY
 09/30/13     DIVIDEND                   U.S., INC.                       -              -      320,000           CASH
                                         AIG PROPERTY CASUALTY
 09/01/13     DIVIDEND                   U.S., INC.                       -              -      394,435        IN KIND
 12/11/13     PURCHASE OF SECURITIES     ASSOCIATION                 34,884     SECURITIES       35,446           CASH
 12/19/13     SALE OF SECURITIES         NATIONAL UNION             372,650           CASH      353,142     SECURITIES
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2012
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -         1,589          Cash
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -        48,411    Securities
                                         AIG Property Casualty
 05/10/12    Dividend                    U.S., Inc.                       -              -       315,000          Cash
                                         AIG Property Casualty
 06/27/12    Dividend                    U.S., Inc.                       -              -        10,000          Cash
                                         AIG Property Casualty
 11/01/12    Dividend                    U.S., Inc.                       -              -       129,000          Cash
                                         AIG Property Casualty
 Various     Dividend                    U.S., Inc.                       -              -        18,716       In kind
 10/23/12    Sale of securities          LSTREET I, LLC             159,498           Cash       153,951    Securities
 12/27/12    Sale of securities          AIG                        563,313           Cash       514,499    Securities
                                         AIG Property Casualty
 12/27/12    Capital contribution        U.S., Inc.                 300,000           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contribution (a)    U.S., Inc.                   1,471        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (b)    U.S., Inc.                  52,613        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (c)    U.S., Inc.                     166        In kind             -             -
                                                                          -              -             -             -
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                         2011
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Inc. Matched
 03/28/11    Purchase of securities      Investment Program        $587,841     Securities    $  587,841          Cash
 08/18/11    Purchase of securities      Chartis Select             179,406     Securities       179,406          Cash
 08/18/11    Purchase of securities      Lexington                  747,122     Securities       747,122          Cash
 08/18/11    Sale of securities          Chartis Select             210,304           Cash       200,294    Securities
 08/18/11    Sale of securities          Lexington                  854,193           Cash       814,422    Securities
                                         AIG Property Casualty
 03/01/11    Dividend                    U.S., Inc.                       -              -        11,448       In kind
                                         AIG Property Casualty
 06/29/11    Dividend                    U.S., Inc.                       -              -       110,000          Cash
                                         AIG Property Casualty
 11/01/11    Dividend                    U.S., Inc.                       -              -        16,010       In kind
                                         AIG Property Casualty
 03/31/11    Return of capital (a)       U.S., Inc.                       -              -     1,020,000          Cash
                                         AIG Property Casualty
 09/19/11    Return of capital           U.S., Inc.                       -              -       400,000          Cash
                                         AIG Property Casualty
 06/30/11    Capital contributions       U.S., Inc.                   5,623           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contributions (b)   U.S., Inc.                  57,153        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution        U.S., Inc.                   4,605        In kind             -             -
-----------------------------------------------------------------------------------------------------------------------

D. Restructuring Domestic Operations
--------------------------------------------------------------------------------
Effective January 1, 2014, the Company modified its intercompany pooling arrangement. Refer to Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective January 1, 2014.

Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Specialty previously owned by APCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to National Union. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. In conjunction with the Landmark merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington Insurance Company (Lexington).

After the execution of these mergers, Landmark's 2 percent participation and Chartis Select's 18 percent participation in the Surplus Lines Pool among Landmark, Chartis Select, Lexington and AIG Specialty Insurance Company (Specialty) were added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage in such pool to 90 percent.

--------------------------------------------------------------------------------
  35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

E. Restructuring Foreign Operations
--------------------------------------------------------------------------------
As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the remaining members of the Admitted Pool.

During 2013, there were three significant restructuring events affecting the Association.

..   In June, all of the Association business originating in Japan was removed from the Association and transferred to National Union (Japan redirect).
..   In December, American International Overseas, Ltd. (AIOL) withdrew from the
    Association, with its 67 percent share transferred to National Union (AIOL de-risk).
..   In September, the Association distributed its shares of AEHL to its members and all such shares owned by US members were then subsequently distributed to AIG PC US.

In all cases, the business assumed by the Association members is shared with the members of the Admitted Pool.

Loss Portfolio Transfers
--------------------------------------------------------------------------------
Japan Redirect
The AIG PC US insurance companies entered into a series of novations, commutations and other agreement modifications that redirected the Japanese exit reinsurance flows from the Association members and nominees to National Union. The transaction had the overall effect of eliminating the Association's participation in any business from Japan, by moving such exposure to the Admitted Pool members. The difference between the consideration paid and the reserves transferred represents reimbursement of commissions ceded and the transfer of other receivables and payables.

AIOL De-risk
AIOL withdrew from the Association and entered into a final settlement with American Home, New Hampshire and National Union that effected a full transfer to National Union of all assets, liabilities, and interests (whether present or future, and known or unknown) relating to AIOL's membership in the Association and participation in the reinsurance agreement that governs the insurance business pooled in the Association. After the effective date, all profits and losses arising from the Association are shared as follows: American Home (10 percent), New Hampshire (12 percent) and National Union (78 percent).

A majority of the loss reserves transferred were executed by novation agreements, with the remaining reserve transfers being executed via commutation or other forms of agreement. The companies have obtained a permitted practice to present the consideration received in relation to loss reserves transferred as negative paid losses rather than as premiums earned. Therefore, all of the consideration received in relation to loss reserves transferred to Admitted pool members as a result of this transaction are treated the same way, regardless of the legal form of the agreement that effected the change. Absent this permitted practice, $654,906 of negative paid losses would instead have been presented as earned premiums.

Commission expenses represent an allowance for acquisition expenses to AIOL associated with the transferred unearned premiums.

--------------------------------------------------------------------------------
  36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The impact of the Japan redirect and AIOL de-risk Loss Portfolio Transfers are reflected in the following table after the impact of the US pooling.

                                              ---------------------------------
                                                Japan     AIOL de-
                                               redirect     risk       Total
                                              ---------------------------------
ASSETS:
Insurance balances receivable, net            $  46,249  $ 134,472  $  180,721
Equities in pools and associations                    -    322,942     322,942
                                              ---------------------------------
Total Assets                                  $  46,249  $ 457,414  $  503,663
                                              ---------------------------------

LIABILITIES:
Reserves for loss and LAE                     $ 155,132  $ 654,906  $  810,038
Unearned premium reserves                       428,153    203,188     631,341
                                              ---------------------------------
Total Liabilities                             $ 583,285  $ 858,094  $1,441,379
                                              ---------------------------------

STATEMENT OF OPERATIONS AND CHANGES IN
  SURPLUS:
Premiums written                              $ 428,153  $ 191,119  $  619,272
                                              ---------------------------------
Premiums earned                                       -    (12,069)    (12,069)
Losses incurred                                       -    (18,163)    (18,163)
Commission expense                              178,859     48,141     227,000
Change in nonadmitted assets                          -    (63,422)    (63,422)
Other                                                 -       (252)       (252)
                                              ---------------------------------
Total Change in Surplus                       $(178,859) $(105,721) $ (284,580)
                                              ---------------------------------

NET IMPACT                                    $(358,177) $(294,959) $ (653,136)
                                              ---------------------------------

Cash                                          $       -  $ 129,807  $  129,807
Bonds                                                 -     35,446      35,446
Settlement of intercompany pooling balances     358,177    129,706     487,883
                                              ---------------------------------
NET CONSIDERATION RECEIVED                    $ 358,177  $ 294,959  $  653,136
                                              ---------------------------------

Distribution of Affiliate
--------------------------------------------------------------------------------
The Association distributed shares of AEHL, cash and bonds to its members. The following details the distribution components received by the Admitted Pool members from the Association:

-------------------------------------------------------------------------------
                                         NATIONAL AMERICAN    NEW
DECEMBER 31, 2013                         UNION     HOME   HAMPSHIRE   TOTAL
-------------------------------------------------------------------------------
AEHL Shares                              $433,879 $394,435 $473,322  $1,301,636
Cash                                      269,354  416,559  118,623     804,536
Bonds                                           -        -   73,489      73,489

Immediately following the receipt of this distribution, all of the AEHL shares received by New Hampshire, National Union and American Home were distributed by way of dividend and return of capital to AIG Property Casualty U.S., Inc. The Admitted Pool members share the Association interest (and the resulting AEHL consideration) in accordance with their pool participation percentages.

--------------------------------------------------------------------------------
  37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the impact of the contributions and distributions related to this transaction on each of the Admitted Pool members:

---------------------------------------------------------------------------------------------------------------------------
                                                  NATIONAL   AMERICAN     NEW
DECEMBER 31, 2013                                  UNION       HOME    HAMPSHIRE     C&I       ISOP      APCC      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Change in:
 Total Assets                                    $(293,810) $(239,450) $  11,789  $(138,454) $ 18,430  $ 18,430  $(623,065)
 Total Liabilities                                       -     22,288    287,681          -         -         -    309,969

Statement of Operations and Changes in Surplus:
   Net Income                                      368,415    349,025     48,476    106,646    48,476    48,476    969,513
   Unrealized gains/(losses)                      (228,347)  (216,328)   (30,046)   (66,100)  (30,046)  (30,046)  (600,912)
   Dividends paid                                 (198,716)  (394,435)  (142,233)  (179,000)        -         -   (914,385)
   Return of capital                              (235,162)         -   (152,089)         -         -         -   (387,251)
---------------------------------------------------------------------------------------------------------------------------
Total Surplus:                                   $(293,810) $(261,738) $(275,892) $(138,454) $ 18,430  $ 18,430  $(933,034)
---------------------------------------------------------------------------------------------------------------------------

Branch Conversions
For the 2013 and 2012 reporting periods, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of the Association:

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2013

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2012     Jamaica Branch of American Home Chartis Jamaica Insurance
                                                Company Limited
  12/1/2012     Panama Branch of National Union AIG Seguros Panama, S.A. (fka
                                                Chartis Seguros Panama, S.A.)
  3/1/2013      Honduras Branch of American     AIG Seguros Guatemala, S.A.
                Home                            (fka Chartis Seguros
                                                Guantemala)
  6/1/2013      Papua New Guinea Branch of      AIG PNG Limited
                American Home
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $21,743 and $18,432, respectively. These balances were previously reported as Equities in Pools and Associations.

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2012

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2011     Cyprus Branch of American Home  AIG Europe Limited, Cyprus
                                                Branch
  12/1/2011     Malta Branch of American Home   AIG Europe Limited, Malta
                                                Branch
  12/1/2011     New Zealand Branch of American  AIG Insurance New Zealand
                Home                            Limited (fka Chartis Insurance
                                                New Zealand Limited)
  3/1/2012      Aruban Branch of American Home  Aruba AIG Insurance N.V. (fka
                                                Chartis Aruba Insurance
                                                Company N.V.)
  3/1/2012      Greek Branch of National Union  AIG Europe Limited (Greece
                                                Branch) (fka Chartis Insurance
                                                UK Limited, Greek Branch)
  6/1/2012      Korean Branch of American Home  Singapore Adjusters & Suveyors
                                                Co. (Pte.) Ltd. (fka Chartis
                                                Singapore Insurance Pte. Ltd)
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

Effective July 1, 2012, the Articles of Association of the Association were amended to provide that the business of American Home's Argentina Branch will no longer be directed to the Association, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool.

Prior to December 1, 2012 American Home owned 19.723 percent of the record title of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in this title was owned by the Association. On December 1, 2012, both the record title and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

--------------------------------------------------------------------------------
  38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

F. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and are reported as non-admitted if balances remain outstanding more than ninety days past the due date as specified in the agreement.

-----------------------------------------------------------------------------
COMPANY                                                       2013     2012
-----------------------------------------------------------------------------
Balances with National Union                                 $13,559 $201,812
Balances less than 0.5% of admitted assets                     4,027    2,162
-----------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates          $17,586 $203,974
-----------------------------------------------------------------------------
Balances with admitted pool companies                        $     - $  5,061
Balances less than 0.5% of admitted assets                    16,642  106,648
-----------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates               $16,642 $111,709
-----------------------------------------------------------------------------

Federal and foreign income taxes payable under the Tax Sharing Agreement at December 31, 2013 and 2012 were $2,818 and $4,311 respectively. Payment will be made to AIG depending on the facts and circumstances that generated the liability.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2013 and 2012.

G. Capital Maintenance Agreements
--------------------------------------------------------------------------------
AIG has unconditional capital maintenance agreements (CMAs) in place with the Company and certain other AIG subsidiaries to facilitate the transfer of capital and liquidity within AIG.

AIG, AIG PC US and certain AIG PC US insurance subsidiaries are parties to a consolidated CMA. The CMA provides that AIG will maintain the total adjusted capital of these AIG PC US insurance subsidiaries, measured as a group (the Fleet), at or above the specified minimum percentage of the Fleet's projected total authorized control level Risk-Based Capital (RBC). In addition, the CMA provided that if the total adjusted capital of the Fleet exceeds that same specified minimum percentage of the Fleet's total authorized control level RBC, subject to approval by their respective boards, and compliance with applicable insurance laws, the AIG PC US insurance subsidiaries would declare and pay ordinary dividends to their respective equity holders up to an amount necessary to reduce the Fleet's projected or actual total adjusted capital to a level equal to or not materially greater than such specified minimum percentage. The CMA excludes deferred tax assets from the calculation of total adjusted capital and removes the dividend requirement of the Fleet. The specified minimum percentage in the CMA was 325 percent as of December 31, 2013. AIG will continue to manage capital flows between AIG and the AIG PC US insurance subsidiaries through internal, Board-approved policies and guidelines.

H. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

I. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management as listed below. The following table summarizes transactions that exceeded one-half of one percent of the Company's admitted assets during 2013, 2012 and 2011:

-----------------------------------------------------------------------------
AFFILIATES                                           2013     2012     2011
-----------------------------------------------------------------------------
AIG Global Claims Services, Inc.                   $270,723 $241,398 $250,065
AIG PC Global Services, Inc.                        134,150   39,741  272,803
-----------------------------------------------------------------------------
   Total                                           $404,873 $281,139 $522,868
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction followed an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors). The increased 2013 management service costs included severance expenses pertaining to an AIG initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2013 and 2012, short-term investments included amounts invested in the AIG Managed Money Market Fund of $305,575 and $1,073,304, respectively.

7. Reinsurance
--------------------------------------------------------------------------------
In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize their net loss exposure to any single catastrophic loss event or to an accumulation of losses from a number of smaller events or to provide greater diversification of our businesses. In addition, the Company may assume reinsurance from other insurance companies. A portion of the IBNR loss will be recoverable under our reinsurance contracts in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are substantially collateralized. The Company remains liable to the extent that our reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of our reinsurers is regularly evaluated and monitored for concentration of credit risk.

The following table shows the Company's net premium written and earned for the years ending December 31, 2013, 2012 and 2011:

----------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,               2013                    2012                    2011
                               ----------------------  ----------------------  ---------------------
                                WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
----------------------------------------------------------------------------------------------------
Direct premiums                $  928,608 $1,005,255   $1,192,441 $1,276,901   $1,327,507 $1,425,212
Reinsurance premiums assumed:
 Affiliates                     7,001,709  6,771,303    6,737,056  6,840,322    6,868,230  7,283,623
 Non-affiliates                   198,363    189,579      164,020    147,946      102,880     74,710
----------------------------------------------------------------------------------------------------
   GROSS PREMIUMS               8,128,680  7,966,137    8,093,517  8,265,169    8,298,617  8,783,545
----------------------------------------------------------------------------------------------------

Reinsurance premiums ceded:
 Affiliates                       883,552  1,242,338    1,459,199  1,391,378    1,403,977  1,497,360
 Non-affiliates                 1,392,708  1,297,174    1,429,927  1,516,102    1,585,708  1,604,027
----------------------------------------------------------------------------------------------------
   NET PREMIUMS                $5,852,420 $5,426,625   $5,204,391 $5,357,689   $5,308,932 $5,682,158
----------------------------------------------------------------------------------------------------

As of December 31, 2013 and 2012, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------------------------
                       UNEARNED PREMIUM   PAID LOSSES AND   RESERVES FOR LOSSES
                           RESERVES             LAE               AND LAE
-------------------------------------------------------------------------------

December 31, 2013:
   AFFILIATES             $  515,958         $111,061           $ 8,399,417
   NON-AFFILIATES            453,567          332,092             3,126,356
-------------------------------------------------------------------------------
   TOTAL                     969,525          443,153            11,525,773
-------------------------------------------------------------------------------

DECEMBER 31, 2012:
   Affiliates                903,877          170,885             9,146,419
   Non-affiliates            358,041          273,142             2,858,965
-------------------------------------------------------------------------------
   TOTAL                  $1,261,918         $444,027           $12,005,384
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

A. Reinsurance Return Commission
--------------------------------------------------------------------------------
The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2013 and 2012 with the return of the unearned premium reserve is as follows:

------------------------------------------------------------------------------------------
                      ASSUMED REINSURANCE      CEDED REINSURANCE              NET
                     ----------------------  ----------------------  ---------------------
                      PREMIUM   COMMISSION    PREMIUM   COMMISSION    PREMIUM   COMMISSION
                      RESERVE     EQUITY      RESERVE     EQUITY      RESERVE     EQUITY
------------------------------------------------------------------------------------------
DECEMBER 31, 2013
   AFFILIATES        $3,392,845  $515,261    $  515,958  $ 81,974    $2,876,887 $ 433,287
   ALL OTHER             90,762    13,784       453,567    72,061     (362,805)  (58,278)
------------------------------------------------------------------------------------------
TOTAL                $3,483,607  $529,045    $  969,525  $154,035    $2,514,082 $ 375,009
------------------------------------------------------------------------------------------

DECEMBER 31, 2012
   Affiliates        $3,208,904  $420,604    $  903,877  $150,379    $2,305,027 $ 270,225
   All Other             81,953    10,742       358,041    59,568     (276,088)  (48,826)
------------------------------------------------------------------------------------------
Total                $3,290,857  $431,346    $1,261,918  $209,947    $2,028,939 $ 221,399
------------------------------------------------------------------------------------------

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------
Individual reinsurers with unsecured balances in excess of 3 percent of policyholders' surplus at December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                           NAIC CO.
REINSURER                                                    CODE     AMOUNT
-------------------------------------------------------------------------------
Affiliates:
  Admitted Pool                                                 -   $ 6,817,334
  Eaglestone Reinsurance Company                            10651       721,588
Other affiliates below $1.0 million                                     294,269
-------------------------------------------------------------------------------
  TOTAL AFFILIATES                                                  $ 7,833,191
-------------------------------------------------------------------------------
  Transatlantic Reinsurance Company                                     247,096
  Swiss Reinsurance America Corp                                        246,246
  Munich Reinsurance Company                                            209,140
  Hannover Ruckversicherungs Se                                         162,325
  Other                                                               2,710,763
-------------------------------------------------------------------------------
TOTAL NON-AFFILIATES                                                  3,575,570
-------------------------------------------------------------------------------
  TOTAL AFFILIATES AND NON-AFFILIATES                               $11,408,761
-------------------------------------------------------------------------------

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the aggregate of all disputed items did not exceed 10 percent of capital and surplus and there was no amount in dispute for any single reinsurer that exceeded 5 percent of capital and surplus. The total reinsurance recoverable balances in dispute are $106,456 and $103,172 as of December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Commutation of Ceded Reinsurance
--------------------------------------------------------------------------------
The Company has reported a loss in its operations for 2013, 2012 and 2011 as a result of commutations of reinsurance with the companies listed below. Amounts by type of loss and by reinsurer in total are reflected as follows:

-----------------------------------------------------------------------------
BY TYPE                                               2013     2012    2011
-----------------------------------------------------------------------------
Losses incurred                                      $ 5,069 $ 55,727 $ 2,146
LAE incurred                                               -        -       -
Premiums earned                                            -        -       6
Other                                                      -        -       -

-----------------------------------------------------------------------------
BY REINSURER                                            2013     2012    2011
-----------------------------------------------------------------------------

Reinsurance Management Group, LLC                      1,706        -       -
AUL Reinsurance Management Services, LLC               1,265        -       -
ISOP - the Association (a)                                 -   50,174       -
American United Life Ins Co.                               -    1,723       -
First Allmerica Financial Insurance Company                -    1,123       -
Trenwick America Reinsurance Corporation                   -    1,024       -
Argonaut Midwest Insurance Company                         -        -   1,882
Continental Casualty Co.                                   -       23       -
Other reinsurers below $1 million                      2,098    1,660     270
-----------------------------------------------------------------------------
Total                                                $ 5,069 $ 55,727 $ 2,152
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

8. DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
The Company applies deposit accounting to insurance policies and reinsurance contracts that lack sufficient risk transfer. The Company's deposit assets and liabilities and funds held consisted of the following:

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2013
  DIRECT                            $     -   $91,789       $-       $     -
  ASSUMED                                 -       122        -             -
  CEDED                              16,971         -        -         2,015
------------------------------------------------------------------------------
  TOTAL                             $16,971   $91,911       $-       $ 2,015
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2012                   $         $             $        $
  Direct                                  -    86,648        -             -
  Assumed                                 -         -        -             -
  Ceded                               3,842         -        -        17,981
------------------------------------------------------------------------------
  TOTAL                             $ 3,842   $86,648       $-       $17,981
------------------------------------------------------------------------------

The table below shows the Company's deposit asset and liability activity of and for the years ended December 31, 2013 and 2012.

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                             DEPOSIT     DEPOSIT      DEPOSIT     DEPOSIT
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $ 3,842    $  86,648      $    -    $  97,624
 Deposit activity, including loss recoveries                  13,129        6,994       3,842      (9,207)
 Interest income or expense, net of amortization of margin         -      (1,731)           -      (1,769)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $16,971    $  91,911      $3,842    $  86,648
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                            FUNDS HELD FUNDS HELD    FUNDS HELD FUNDS HELD
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $     -    $  17,981      $    -    $   4,848
 Contributions                                                     -           20           -       57,648
 Withdrawals                                                       -     (15,986)           -     (44,515)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $     -    $   2,015      $    -    $  17,981
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

9. Income Taxes
--------------------------------------------------------------------------------

At December 31, 2013, the Company recorded gross deferred tax assets (DTA) before valuation allowance of $1,787,966. No valuation allowance was established on deferred tax assets net of liabilities as it is Management's belief that certain assets will not be realized in the foreseeable future. The components of the net DTA and deferred tax liability (DTL) at December 31, 2013 and 2012 were as follows.

---------------------------------------------------------------------------------------------------------------
                          12/31/2013                       12/31/2012                        CHANGE
                -----------------------------------------------------------------------------------------------
                 ORDINARY   CAPITAL    TOTAL     ORDINARY   CAPITAL     TOTAL     ORDINARY  CAPITAL    TOTAL
---------------------------------------------------------------------------------------------------------------
Gross DTA       $1,632,278 $ 155,688 $1,787,966 $1,696,557 $  109,321 $1,805,878 $ (64,279) $ 46,367 $ (17,912)
Statutory
Valuation
Allowance                -         -          -          -          -          -          -        -          -
---------------------------------------------------------------------------------------------------------------
Adjusted Gross
DTA              1,632,278   155,688  1,787,966  1,696,557    109,321  1,805,878   (64,279)   46,367   (17,912)
Nonadmitted
DTA                737,369         -    737,369    624,170          -    624,170    113,199        -    113,199
---------------------------------------------------------------------------------------------------------------
Subtotal
Admitted DTA       894,909   155,688  1,050,597  1,072,387    109,321  1,181,708  (177,478)   46,367  (131,111)
DTL                206,310   204,422    410,732    188,816    209,717    398,533     17,494  (5,295)     12,199
---------------------------------------------------------------------------------------------------------------
Net Admitted
DTA/(Net
DTL)            $  688,599 $(48,734) $  639,865 $  883,571 $(100,396) $  783,175 $(194,972) $ 51,662 $(143,310)
---------------------------------------------------------------------------------------------------------------

The following table shows the summary of the calculation for the admitted DTA as of December 31, 2013 and 2012

---------------------------------------------------------------------------------------------------------------------------
DECEMBER 31,                                 2013                           2012                         CHANGE
                                -------------------------------------------------------------------------------------------
                                 ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL   TOTAL
---------------------------------------------------------------------------------------------------------------------------

Federal Income Taxes Paid in
Prior Years recoverable
Through Loss Carrybacks         $        - $      - $        - $        - $      - $        - $       -  $     - $       -

Adjusted Gross DTA Expected
To Be Realized after
Application of the Threshold
Limitation                         667,773        -    667,773    783,175        -    783,175  (115,402)       -  (115,402)

  Adjusted Gross DTAs
  expected to be Realized
  following the Balance Sheet
  Date.                          1,060,737        -  1,060,737    890,123        -    890,123   170,614        -   170,614

  Adjusted Gross DTAs allowed
  per Limitation Threshold.              -        -    667,773          -        -    783,175         -        -  (115,402)

Adjusted Gross DTA Offset by
Gross DTL                          227,136  155,688    382,824    289,212  109,321    398,533   (62,076)  46,367   (15,709)
---------------------------------------------------------------------------------------------------------------------------

Admitted DTA                    $  894,909 $155,688 $1,050,597 $1,072,387 $109,321 $1,181,709 $(177,478) $46,367 $(131,112)
---------------------------------------------------------------------------------------------------------------------------

                                                        -----------------------
                                                           2013        2012
                                                        -----------------------
Ratio Percentage Used To Determine Recovery Period And
Threshold Limitation Amount                                    307%        385%

Amount Of Adjusted Capital And Surplus Used To
Determine Recovery Period And Threshold Limitation
above.                                                  $4,451,821  $5,221,167

The following table shows the components of the current income tax expense (benefit) for the periods listed.

------------------------------------------------------------------------------
 Current Income Tax                                2013      2012     CHANGE
------------------------------------------------------------------------------
Federal income tax                               $(28,305) $(28,785) $    480
Foreign income tax                                 10,320    16,212    (5,892)
Other                                              (8,159)  (18,590)   10,431
------------------------------------------------------------------------------
Subtotal                                          (26,144)  (31,163)    5,019
------------------------------------------------------------------------------
Federal income tax on net capital gains            37,062    48,295   (11,233)
------------------------------------------------------------------------------
Federal and foreign income taxes incurred        $ 10,918  $ 17,132  $ (6,214)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Discounting of unpaid losses                                 $  319,135 $  317,097 $    2,038
Non-admitted assets                                             151,137    102,542     48,595
Unearned premium reserve                                        214,763    186,343     28,420
Goodwill & deferred revenue                                      23,704     27,548    (3,844)
Bad debt expense                                                 42,360     58,405   (16,045)
Net operating loss carry-forward                                546,670    622,777   (76,107)
Foreign tax credit carry-forwards                                53,974    157,063  (103,089)
Deferred tax on foreign operations                                  867          -        867
Investments                                                     211,583    181,118     30,465
Deferred loss on branch conversions                                 458         53        405
Intangibles                                                      15,915     19,098    (3,183)
Other temporary difference                                       51,712     24,513     27,199
---------------------------------------------------------------------------------------------
  Subtotal                                                    1,632,278  1,696,557   (64,279)
---------------------------------------------------------------------------------------------
Nonadmitted                                                     737,369    624,170    113,199
---------------------------------------------------------------------------------------------
Admitted ordinary deferred tax assets                        $  894,909 $1,072,387  (177,478)
---------------------------------------------------------------------------------------------
Capital
Investments writedown                                        $  150,894 $  105,465 $   45,429
Unrealized capital losses                                         3,886      2,948        938
Deferred loss on branch conversions                                 538        538          -
Other temporary difference                                          370        370          -
---------------------------------------------------------------------------------------------
  Subtotal                                                      155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted capital deferred tax assets                            155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted deferred tax assets                                 $1,050,597 $1,181,708 $(131,111)
---------------------------------------------------------------------------------------------

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Investments                                                  $  191,255 $  130,700 $   60,555
Deferred tax on foreign operations                                    -     55,771   (55,771)
Other temporary differences                                      15,055      2,346     12,709
---------------------------------------------------------------------------------------------
   Subtotal                                                     206,310    188,817     17,493
---------------------------------------------------------------------------------------------
Capital
Investments                                                  $   40,660 $   38,964 $    1,696
Unrealized capital gains                                        135,753    170,752   (34,999)
Other (including items <5% of total ordinary tax
liabilities)                                                     28,008          -     28,008
---------------------------------------------------------------------------------------------
  Subtotal                                                      204,421    209,716    (5,295)
---------------------------------------------------------------------------------------------
Deferred tax liabilities                                        410,732    398,533     12,199
---------------------------------------------------------------------------------------------
Net deferred tax assets/liabilities                          $  639,865 $  783,175 $(143,310)
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The change in net deferred tax assets is comprised of the following:

--------------------------------------------------------------------------------------------
                                                                2013       2012     CHANGE
--------------------------------------------------------------------------------------------
Adjusted gross deferred tax assets                           $1,787,966 $1,805,878 $(17,912)
Total deferred tax liabilities                                (410,732)  (398,533)  (12,199)
--------------------------------------------------------------------------------------------
Net deferred tax assets (liabilities)                         1,377,234  1,407,345  (30,111)
Deferred tax assets/(liabilities) - SSAP 3                                          (38,131)
Deferred tax assets/(liabilities) - unrealized                                        35,937
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------
Change in deferred tax - current year                                               (59,393)
Change in deferred tax - current year - other surplus items                           31,476
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

The following table shows the components of SSAP 3 adjustments upon Current and Deferred Taxes for the years ended December 31, 2013 and 2012.

                                                  CURRENT  DEFERRED    TOTAL
------------------------------------------------------------------------------
SSAP 3 impact:
SSAP 3 - general items                           $  19,272 $(38,131) $(18,859)
------------------------------------------------------------------------------
Subtotal SSAP 3                                     19,272  (38,131)  (18,859)
SSAP 3 - unrealized gain/loss                            -     5,015     5,015
SSAP 3 - adjusted tax assets and liabilities        19,272  (33,116)  (13,845)
SSAP 3 - non-admitted impact                      (19,272)    22,196     2,924
------------------------------------------------------------------------------
Total SSAP 3 impact                              $       - $(10,920) $(10,920)
------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2013, 2012 and 2011 were as follows.

-------------------------------------------------------------------------------------------------------------------
                                                      2013                    2012                    2011
                                              ----------------------  ----------------------  ---------------------
DESCRIPTION                                     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT
-------------------------------------------------------------------------------------------------------------------
Net Income Before Federal Income Taxes and
Capital Gains Taxes                           $  713,908 $  249,868   $  302,637 $ 105,923    $  480,413 $  168,145
Book to Tax Adjustments:                               -          -            -         -             -          -
Tax Exempt Income                              (202,777)   (70,972)    (212,356)  (74,325)     (304,201)  (106,470)
Intercompany Dividends                                 -          -            -         -       (6,294)    (2,203)
Dividend Received Deduction                        (438)      (153)        (622)     (218)         (451)      (158)
Subpart F Income, Gross-Up & Foreign Tax
Credits                                        (428,635)   (87,051)       63,904   (2,445)        14,771    (3,291)
Meals And Entertainment                                -          -            -         -             -          -
Stock Options And Other Compensation              14,354      5,024        9,756     3,415        27,409      9,593
Non-Deductible Penalties                             348        122           90        31         1,442        505
Change in Non-admitted Assets                   (86,943)   (30,430)       42,101    14,735        84,424     29,549
Change in Tax Position                                 -        599            -     (549)             -    (5,702)
Statutory Valuation Allowance                          -          -            -         -     (753,998)  (753,998)
Return to Provision                                    -    (2,844)            -   (4,319)             -    (5,690)
Branch Incorporation & Conversion                  (497)      (174)      (1,005)     (352)         (536)      (188)
Non-Deductible Expenses                                -          -            -         -        34,253     11,989
Other                                             18,066      6,322            -         -         (252)       (89)
-------------------------------------------------------------------------------------------------------------------
Total Book to Tax Adjustments                 $(686,522) $(179,557)   $ (98,132) $(64,027)    $(903,433) $(826,153)
-------------------------------------------------------------------------------------------------------------------
Total Federal Taxable Income and Tax              27,386     70,311      204,505    41,896     (423,020)  (658,008)
-------------------------------------------------------------------------------------------------------------------

Federal and Foreign Income Taxes Incurred                $ (26,144)              $(31,163)               $(104,195)
Federal Income Tax on Net Capital Gains                      37,062                 48,295                   90,032
Change in Net Deferred Income Taxes                          27,917                 22,439                (659,647)
Less: Change in Deferred Tax - Other Surplus
Items                                                        31,476                  2,325                   15,802
-------------------------------------------------------------------------------------------------------------------
Total Tax                                                $   70,311              $  41,896               $(658,008)
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

OPERATING LOSS AND TAX CREDIT CARRY FORWARDS

At December 31, 2013, the Company had net operating loss
carryforwards generated between 2009 and 2012 expiring through
the year 2032 of:                                                  $ 1,561,915

At December 31, 2013, the Company had capital loss carryforwards generated between 2009 and 2012 expiring through the year 2015
of:                                                               $          -

At December 31, 2013, the Company had AMT credit carryforwards,
which do not expire, in the amount of:                            $          -

At December 31, 2013, the Company had foreign tax credits
expiring through the year 2021 of:                                $     53,974

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2013. The Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies will not significantly change within the next 12 months, and an estimate of the reasonably possible change cannot be made at this time.

As of December 31, 2013 the Company recorded gross receivables related to tax return errors and omissions in the amount of $33,957, all of which were non admitted. As of December 31, 2013, there were no liabilities related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2013, the tax years from 2000 to 2012 remain open.

--------------------------------------------------------------------------------
  47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table lists those companies that form part of the 2013 AIG consolidated federal income tax return.

-------------------------------------------------------------------------------------------------------------------------------
Company                     Company                  Company                   Company                   Company
-------------------------------------------------------------------------------------------------------------------------------
A.I. Credit Consumer        Aircraft 32A-556 Inc.    Aircraft Andros Inc.      ILFC Aviation             United Guaranty
Discount Company                                                               Consulting, Inc.          Mortgage Insurance
                                                                                                         Company of North
                                                                                                         Carolina
A.I. Credit Corp.           Aircraft 32A-579 Inc.    Aircraft B757 29377 Inc.  ILFC Dover, Inc.          United Guaranty
                                                                                                         Partners Insurance
                                                                                                         Company
AeroTurbine, Inc.           Aircraft 32A-585 Inc.    Aircraft B757 29382 Inc.  ILFC Holdings, Inc.       United Guaranty
                                                                                                         Residential Insurance
                                                                                                         Company
AGC Life Insurance          Aircraft 32A-645 Inc.    Aircraft B767 26264       ILFC Volare, Inc.         United Guaranty
Company                                              Inc.                                                Residential Insurance
                                                                                                         Company of North
                                                                                                         Carolina
Agency Management           Aircraft 32A-726 Inc.    Aircraft B767 29388       Illinois National         United Guaranty
Corporation                                          Inc.                      Insurance Co.             Services, Inc.
AICCO, Inc. [Delaware]      Aircraft 32A-760 Inc.    Aircraft Lotus Inc.       Innovative Risk           VALIC Financial
                                                                               Management, Inc.          Advisors, Inc.
AIG Advisor Group, Inc.     Aircraft 32A-775 Inc.    Aircraft SPC-11, Inc.     Interlease Aircraft       VALIC Retirement
                                                                               Trading Corporation       Services Company
AIG Aerospace               Aircraft 32A-782 Inc.    Aircraft SPC-12, Inc.     Interlease Management     Vision2020 Wealth
Adjustment Services, Inc.                                                      Corporation               Management Corp.
AIG Aerospace Insurance     Aircraft 32A-810 Inc.    Aircraft SPC-14, Inc.     International Lease       Webatuck Corp.
Services, Inc.                                                                 Finance Corporation
AIG Assurance Company       Aircraft 32A-987 Inc.    Aircraft SPC-15, Inc.     Intrepid Security, Inc.   Western National
                                                                                                         Marketing Group, Inc.
AIG Capital Corporation     Aircraft 32A-993, Inc.   Aircraft SPC-3, Inc.      Iris Energy Holding LP    Whitney US Leasing,
                                                                                                         Inc.
AIG Central Europe &        Aircraft 33A-132, Inc.   Aircraft SPC-4, Inc.      Klementine Holdings,      Woodbury Financial
CIS Insurance Holdings                                                         Inc.                      Services, Inc.
Corporation
AIG Claims, Inc.            Aircraft 33A-272 Inc.    Aircraft SPC-8, Inc.      Klementine Leasing,
                                                                               Inc.
AIG Commercial              Aircraft 33A-358 Inc.    Aircraft SPC-9, Inc.      Knickerbocker
Equipment Finance, Inc.                                                        Corporation
AIG Consumer Finance        Aircraft 33A-364 Inc.    AIU Insurance             L16, INC.
Group, Inc.                                          Company
AIG Credit (Europe)         Aircraft 33A-95 Inc.     Akita, Inc.               Lexington Insurance
Corporation                                                                    Company
AIG Credit Corp.            Aircraft 34A-114 Inc.    AM Holdings LLC           Livetravel, Inc.
AIG Direct Insurance        Aircraft 34A-152 Inc.    Ambler Holding Corp.      Macori, Inc. [Texas]
Services, Inc.
AIG Employee Services,      Aircraft 34A-164 Inc.    American Athletic         Maksin Management
Inc.                                                 Club, Inc.                Corporation
AIG Equipment Finance       Aircraft 34A-214 Inc.    American General          Managed Care
Holdings, Inc.                                       Annuity Service           Concepts of Delaware,
                                                     Corporation               Inc.
AIG Federal Savings         Aircraft 34A-216 Inc.    American General          Medical Excess
Bank                                                 Assignment                Insurance Services, Inc.
                                                     Corporation
AIG Financial Advisor       Aircraft 34A-395 Inc.    American General          MG Reinsurance
Services, Inc.                                       Assignment                Limited
                                                     Corporation of New
                                                     York
AIG Financial Products      Aircraft 34A-48 Inc.     American General          MIP Mezzanine, LLC
Corp.                                                Bancassurance
                                                     Services, Inc.
AIG Financial Securities    Aircraft 34A-93 Inc.     American General          MIP PE Holdings, LLC
Corp.                                                Distributors, Inc.
AIG Funding, Inc.           Aircraft 73B-25374 Inc.  American General          Morefar Marketing, Inc.
                                                     Equity Services
                                                     Corporation
AIG G5, Inc.                Aircraft 73B-25375 Inc.  American General          Mt. Mansfield
                                                     Insurance Agency, Inc.    Company, Inc.
AIG Global Asset            Aircraft 73B-26315 Inc.  American General          National Union Fire
Management Holdings                                  International, Inc.       Insurance Company of
Corp.                                                                          Pittsburgh, Pa.
AIG Global Claims           Aircraft 73B-26316 Inc.  American General          National Union Fire
Services, Inc.                                       Investment                Insurance Company of
                                                     Management                Vermont
                                                     Corporation
AIG Global Real Estate      Aircraft 73B-26317 Inc.  American General Life     New England Sports,
Investment Corp.                                     Insurance Company         Recreation &
                                                                               Entertainment RPG,
                                                                               Inc.
AIG Global Services, Inc.   Aircraft 73B-26323 Inc.  American General          New Hampshire
                                                     Realty Investment         Insurance Company
                                                     Corporation
AIG Insurance               Aircraft 73B-28249 Inc.  American Home             New Hampshire
Management Services,                                 Assurance Company         Insurance Services, Inc.
Inc.
AIG International Inc.      Aircraft 73B-28252 Inc.  American International    Park Topanga Aircraft
                                                     Facilities Management,    Inc.
                                                     Inc.
AIG Kirkwood, Inc.          Aircraft 73B-29360 Inc.  American International    Pearce & Pearce, Inc.
                                                     Group, Inc.
AIG Life Holdings, Inc.     Aircraft 73B-30036 Inc.  American International    Pelican 35302, Inc.
                                                     Realty Corp.
AIG Life of Bermuda,        Aircraft 73B-30635 Inc.  American International    Phil Ritson's 19th Hole
Ltd.                                                 Reinsurance Company,      Inc.
                                                     Ltd.
AIG Lodging                 Aircraft 73B-30645 Inc.  Apollo Aircraft Inc.      Pine Street Brokers
Opportunities, Inc.                                                            Corp.
AIG Markets, Inc.           Aircraft 73B-30646 Inc.  Applewood Funding         Pine Street Real Estate
                                                     Corp.                     Holdings Corp.
AIG Matched Funding         Aircraft 73B-30661 Inc.  Barnegat Funding Corp.    Prairie SAHP Corp.
Corp.
AIG North America, Inc.     Aircraft 73B-30671 Inc.  CABREA, Inc.              Risk Specialists
                                                                               Companies Insurance
                                                                               Agency, Inc.
AIG Offshore Systems        Aircraft 73B-30706 Inc.  Charleston Bay SAHP       Risk Specialists
Services, Inc.                                       Corp.                     Companies, Inc.
AIG PC European             Aircraft 73B-30730 Inc.  Charmlee Aircraft Inc.    Risk Specialists
Insurance Investments Inc.                                                     Company of Kentucky,
                                                                               Inc.
AIG PC Global Services,     Aircraft 73B-31127 Inc.  Chartis Africa            Royal Alliance
Inc.                                                 Holdings, Inc.            Associates, Inc.

--------------------------------------------------------------------------------
  48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Company                   Company                  Company                   Company                  Company
--------------------------------------------------------------------------------------------------------------
AIG Portfolio Solutions   Aircraft 73B-32796 Inc.  Chartis Bonfire           SA Investment Group,
LLC                                                Corporation               Inc.
AIG Procurement           Aircraft 73B-32841 Inc.  Chartis Excess Limited    SAAHP GP Corp.
Services, Inc.
AIG Property Casualty     Aircraft 73B-33220 Inc.  Chartis Iraq, Inc.        SAFG Retirement
Company                                                                      Services, Inc.
AIG Property Casualty     Aircraft 73B-35279 Inc.  Chartis Latin America     SagePoint Financial,
Inc.                                               Investments, LLC          Inc.
AIG Property Casualty     Aircraft 73B-38819 Inc.  Chartis Libya, Inc.       SAI Deferred
Insurance Agency, Inc.                                                       Compensation
                                                                             Holdings, Inc.
AIG Property Casualty     Aircraft 73B-38821 Inc.  Chartis Memsa             SCSP Corp.
International, LLC                                 Holdings, Inc.
AIG Property Casualty     Aircraft 73B-41794 Inc.  Chartis Non-Life          Service Net Permanent,
U.S., Inc.                                         Holding Company           Inc.
                                                   (Japan), Inc.
AIG Real Estate           Aircraft 73B-41796 Inc.  Commerce and Industry     Service Net Solutions
Investment &                                       Insurance Company         of Florida, LLC
Management Co. (P.R.),
Inc.
AIG Realty, Inc.          Aircraft 73B-41806 Inc.  Connective Mortgage       Service Net Warranty
                                                   Advisory Company          Holdings, Inc.
AIG Relocation, Inc.      Aircraft 73B-41815 Inc.  Crossings SAHP Corp.      Service Net Warranty
                                                                             International, Inc.
AIG S1, Inc.              Aircraft 74B-24958 Inc.  Delos Aircraft Inc.       Service Net Warranty,
                                                                             LLC
AIG Securities Lending    Aircraft 74B-26255 Inc.  Design Professionals      Sierra US Leasing, Inc.
Corp.                                              Association Risk
                                                   Purchasing Group, Inc.
AIG Shared Services       Aircraft 74B-26326 Inc.  DIL/SAHP Corp.            Spicer Energy LLC
Corporation
AIG Shared Services       Aircraft 74B-27595 Inc.  DirectDME, Inc.           Spicer Holding Corp.
Corporation -
Management Services
AIG Specialty Insurance   Aircraft 74B-27602 Inc.  Eaglestone Reinsurance    States Aircraft, Inc.
Company                                            Company
AIG Spring Ridge I, Inc.  Aircraft 74B-28194 Inc.  Eastgreen, Inc.           Stowe Mountain
                                                                             Holdings, Inc.
AIG Trading Group Inc.    Aircraft 74B-29375 Inc.  Euclid Aircraft, Inc.     SubGen NT, Inc.
AIG Travel Assist, Inc.   Aircraft 75B-26276 Inc.  F 2000, Inc.              SunAmerica Affordable
                                                                             Housing Partners, Inc.
AIG Travel Insurance      Aircraft 75B-28833 Inc.  FALCON-116 (UTAH)         SunAmerica Asset
Agency, Inc.                                       TRUST                     Management Corp.
AIG Warranty Services of  Aircraft 75B-28834 Inc.  Financial Service         SunAmerica Capital
Florida, Inc.                                      Corporation               Services, Inc.
AIG Warranty Services,    Aircraft 75B-28836 Inc.  First Mortgage            SunAmerica Fund
Inc.                                               Insurance Company         Services, Inc.
AIG WarrantyGuard, Inc.   Aircraft 76B-26261 Inc.  Fleet Solutions           SunAmerica Retirement
                                                   Holdings Inc.             Markets, Inc.
AIG.COM, Inc.             Aircraft 76B-26327 Inc.  Flying Fortress           Team Classic Golf
                                                   Financing Inc.            Services, Inc.
AIG-FP Capital Funding    Aircraft 76B-26329 Inc.  Flying Fortress Inc.      Temescal Aircraft Inc.
Corp.
AIG-FP Capital            Aircraft 76B-27597 Inc.  Flying Fortress           The Gulf Agency, Inc.
Preservation Corp.                                 Investments Inc.
AIG-FP Matched Funding    Aircraft 76B-27600 Inc.  Flying Fortress US        The Insurance
Corp.                                              Leasing Inc.              Company of the State of
                                                                             Pennsylvania
AIG-FP Pinestead          Aircraft 76B-27611 Inc.  Forest SAHP Corp.         The United States Life
Holdings Corp.                                                               Insurance Company in
                                                                             the City of New York
Aircraft 32A-1658 Inc.    Aircraft 76B-27613 Inc.  Forthright Agency of      The Variable Annuity
                                                   Ohio, Inc. (Dissolved     Life Insurance
                                                   06/01/2013)               Company
Aircraft 32A-1695 Inc.    Aircraft 76B-27615 Inc.  FSC Agency of Puerto      Top Aircraft, Inc.
                                                   Rico, Inc.
Aircraft 32A-1905 Inc.    Aircraft 76B-28132 Inc.  FSC Agency, Inc.          Travel Guard Group,
                                                                             Inc.
Aircraft 32A-1946 Inc.    Aircraft 76B-28206 Inc.  FSC Securities            Travel Guard
                                                   Corporation               Worldwide, Inc.
Aircraft 32A-2024 Inc.    Aircraft 77B-29404 Inc.  Global Loss Prevention,   U G Corporation
                                                   Inc.
Aircraft 32A-2180 Inc.    Aircraft 77B-29908 Inc.  Grand Savannah SAHP       UG Shared Services,
                                                   Corp.                     Inc.
Aircraft 32A-2278 Inc.    Aircraft 77B-32717 Inc.  Grand Staircase Aircraft  United Guaranty
                                                   Inc.                      Commercial Insurance
                                                                             Company of North
                                                                             Carolina
Aircraft 32A-2279 Inc.    Aircraft 77B-32719 Inc.  Granite State Insurance   United Guaranty
                                                   Company                   Corporation
Aircraft 32A-2594 Inc.    Aircraft 77B-32723 Inc.  Health Direct, Inc.       United Guaranty Credit
                                                                             Insurance Company
Aircraft 32A-2731 Inc.    Aircraft A330 143 Inc.   Highfield Holding         United Guaranty
                                                   Corp.                     Insurance Company
Aircraft 32A-3147 Inc.    Aircraft A330 72 Inc.    Hyperion Aircraft         United Guaranty
                                                   Financing Inc.            Mortgage Indemnity
                                                                             Company
Aircraft 32A-3148 Inc.    Aircraft A330 98 Inc.    Hyperion Aircraft Inc.    United Guaranty
                                                                             Mortgage Insurance
                                                                             Company

--------------------------------------------------------------------------------
  49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

10.CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS
--------------------------------------------------------------------------------

A. Dividend Restrictions
--------------------------------------------------------------------------------
Under New York law, the Company may pay cash dividends only from unassigned funds (surplus) determined on a statutory basis

Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory earned surplus as of December 31, 2013, or 100 percent of the Company's adjusted net investment income for the preceding 36 month period ended December 31, 2013) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the NY DFS.

The Company paid the following amounts for dividends during 2013 and 2012

----------------------------------------------------------------------------
  2013                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
VARIOUS    $       524           ORDINARY               NO     NOT REQUIRED
03/19/13        77,000           ORDINARY               NO     NOT REQUIRED
04/01/13        23,000           ORDINARY               NO     NOT REQUIRED
05/13/13       180,000           ORDINARY               NO     NOT REQUIRED
09/01/13       394,435         EXTRAORDINARY            YES        YES
09/06/13       220,000           ORDINARY               YES        YES
09/30/13       320,000         EXTRAORDINARY            YES        YES
----------------------------------------------------------------------------
 TOTAL     $ 1,214,959
----------------------------------------------------------------------------

----------------------------------------------------------------------------
  2012                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
03/27/12   $     1,589           Ordinary               No     Not required
03/27/12        48,411           Ordinary               No     Not required
05/10/12       315,000           Ordinary               No     Not required
06/27/12        10,000           Ordinary               No     Not required
11/01/12       129,000           Ordinary               No     Not required
Various         18,716           Ordinary               No     Not required
----------------------------------------------------------------------------
 Total     $   522,716
----------------------------------------------------------------------------

As of December 31, 2013, the maximum dividend payment which may be made by the Company, without prior approval, during 2014 is $509,009. Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholder. The Company has agreed to provide advance notice to the NY DFS of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

B. Capital & Surplus
--------------------------------------------------------------------------------
Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned funds (surplus) at December 31, 2013 and 2012 represented or reduced by each item below is as follows:

-------------------------------------------------------------------------------
                                                         AS ADJUSTED
YEARS ENDED DECEMBER 31,                        2013        2012        2012
-------------------------------------------------------------------------------
Unrealized gains and losses                 $     27,943 $  200,037  $  240,714
Non-admitted asset values                    (1,167,295)  (957,231)   (939,992)
Provision for reinsurance                       (57,751)          -    (49,111)
-------------------------------------------------------------------------------

The Company exceeded minimum NAIC risk based capital (RBC) requirements at December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

With the approval of the NY DFS, American Home executed a quasi-reorganization effective March 31, 2012; which restated Gross Paid-in and Contributed Surplus to Unassigned Surplus. The impact of the quasi reorganization is as follows:

-------------------------------------------------------------------------------
                                        Change in Gross Paid-in    Change in
                                        and Contributed Surplus UnassignedFunds
-------------------------------------------------------------------------------
                                   2012       $(1,000,000)        $1,000,000
-------------------------------------------------------------------------------

11.CONTINGENCIES
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------
The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

In connection with the multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

Caremark Litigation: AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and AIG Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

Workers' Compensation Matters: On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract,

--------------------------------------------------------------------------------
  51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal. The $450 million settlement amount was then disbursed to the class members, and the matter is now concluded.

RICO Actions: Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleges that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleges that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries paid approximately $7 million of a total

--------------------------------------------------------------------------------
  52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement, and the settlement is now final.

A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the last remaining consolidated action, entered into a settlement agreement on April 4, 2013.

Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------
Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Admitted Pool.

C. Other Commitments
--------------------------------------------------------------------------------
As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2013, the Company may be called upon for additional capital investments of up to $462,165. The Company may also be called upon for an additional $7,046 in connection with guarantees related to its real estate equity investments.

In connection with its inter-company reinsurance program with AIG South Africa Limited, the Company instructed The Standard Bank of South Africa Limited to issue a standby letter of credit to AIG South Africa Limited that secures the Company's reinsurance payment obligations up to ZAR 1,200,000 (USD equivalent of $114,343). The Company agreed to reimburse the bank for any amounts paid by the bank under the stand by letter of credit.

D. Guarantees
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following schedule sets forth the effective and termination dates (agreements with Guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2013:

------------------------------------------------------------------------------------------------------------------------------
                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2013     @12/31/2013   12/31/2013  @12/31/2013
------------------------------------------------------------------------------------------------------------------------------
21st Century Advantage Insurance Company        *  12/15/97   8/31/09   $     2,431   $     27,964      $  -     $    27,678
(f/k/a AIG Advantage Insurance Company )

21st Century North America Insurance            *   11/5/97   8/31/09        31,212        562,489         -         532,580
Company (f/k/a American International
Insurance Company )

21st Century Pinnacle Insurance Company (f/k/   *  12/15/97   8/31/09         4,637         41,520         -          40,739
a American International Insurance Company
of New Jersey)

21st Century Superior Insurance Company (f/k/   *  12/15/97   8/31/09            59         29,761         -          29,213
a American International Insurance Company
of California, Inc.)

AIG Edison Life Insurance Company (f/k/a GE     **  8/29/03   3/31/11     9,475,743     87,744,037         -       3,813,114
Edison Life Insurance Company)

American General Life and Accident Insurance    +    3/3/03   9/30/10     8,017,782    155,975,108         -      12,656,146
Company

American General Life Insurance Company              3/3/03  12/29/06    31,676,615    155,975,108         -      12,656,146

American International Assurance Company        #   11/1/02  10/31/10       443,000      1,799,000         -         574,000
(Australia) Limited

Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)  ++   9/15/98  12/31/12     3,817,370     14,800,226         -       5,253,810

Chartis Seguros Mexico SA (f/k/a AIG Mexico     ## 12/15/97                 197,659        123,442         -         108,970
Seguros Interamericana, S.A. de C.V.)

Chartis UK (f/k/a Landmark Insurance           ++    3/2/98  11/30/07       210,686     14,800,226         -       5,253,810
Company, Limited (UK))

Farmers Insurance Hawaii (f/k/a AIG Hawaii      *   11/5/97   8/31/09         7,348         87,069         -          82,700
Insurance Company, Inc.)

Lloyd's Syndicate 1414 (Ascot Corporate             1/20/05  10/31/07        37,264        655,230         -         141,372
Name)

SunAmerica Annuity and Life Assurance           +    1/4/99  12/29/06    13,491,611    155,975,108         -      12,656,146
Company (Anchor National Life Insurance
Company)

SunAmerica Life Insurance Company               +    1/4/99  12/29/06     6,397,299    155,975,108         -      12,656,146

The United States Life Insurance Company in          3/3/03   4/30/10     5,035,946     25,020,395         -       1,765,241
the City of New York

The Variable Annuity Life Insurance Company          3/3/03  12/29/06    48,025,354     76,603,754         -       4,811,866

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

** AIG Edison Life Insurance Company (Edison) was sold by AIG to Prudential Financial, Inc. (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee.Edison merged into Gibraltar Life Insurance Co., Ltd. (GLIC) on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013.

**** AIG sold its interest in the HSB Group to Munich Re Group on March 31,
     2009. In connection with the sale, Munich Re Group provided the Company with a hold harmless agreement with respect to the Company's obligations under the guarantee.

# The guaranteed company was formerly a subsidiary of AIG. In previous years AIA provided the direct policyholders obligations as of each year end. However, starting in 2014 AIA declined to provide financial information relative to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholders' obligations and were in a positive surplus position.The guaranteed policyholder obligations will decline as the policies expire. Additionally, the guaranteed entities have an insurer financial strength rating for 2013 of "AA-" from Standard & Poor's.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

++ Chartis Select Insurance Company merged into Lexington Insurance Company effective January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013. Invested assets and policyholders' surplus disclosed represent the amount reported by Lexington Insurance Company as of December 31, 2013.The policyholder obligations disclosed represent those of the guaranteed entity as of November 30, 2013. Invested assets and policyholders' surplus disclosed represents the amount reported by AEL as of November 30, 2013.

+++++ The guaranteed company transferred all its insurance assets and liabilities to AI Reinsurance Company and AIG Europe Limited on or before December 1, 2013. As a result, Chartis Excess has no policyholder obligations as of December 31, 2013. In addition, effective December 17, 2013 Chartis Excess voluntarily terminated its insurance license and no additional obligations will be incurred relating to this guarantee.

E. Product Warranties
--------------------------------------------------------------------------------
Unearned premium reserves are established to be reflective of the best estimate as to when losses covered by the policy will be incurred. The Company utilizes historical loss emergence patterns from its existing warranty portfolio to determine the rate at which revenue should be recognized. Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Examples of some terms and conditions that impact the rate at which revenue is recognized include the length of underlying service contracts, length of the underlying manufacturer's warranty on parts and on labor, and exposures not covered by the manufacturer's warranty but covered by our policy. As of December 31, 2013 and 2012, the product warranty liability balance was $64,837 and $43,689, respectively.

12.OTHER SIGNIFICANT MATTERS
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER ADMITTED ASSETS                                         2013      2012
-------------------------------------------------------------------------------
Deposit accounting assets                                   $  16,971 $   3,842
Guaranty funds receivable and on deposit                        7,047     8,538
Intangibles - Canada                                         (45,471)  (54,566)
Loss funds on deposit                                          51,570    50,904
Other assets                                                  119,866   106,645
-------------------------------------------------------------------------------
TOTAL OTHER ADMITTED ASSETS                                 $ 149,983 $ 115,363
-------------------------------------------------------------------------------

B. Other Liabilities
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER LIABILITIES                                            2013       2012
-------------------------------------------------------------------------------
Accounts payable                                          $   43,367 $   48,757
Accrued retrospective premiums                                44,075     49,630
Advance premiums                                               5,147      7,619
Amounts withheld or retained by company for account of
  others                                                       3,797      3,175
Deferred commission earnings                                  25,900      7,849
Deposit accounting liabilities                                91,911     86,648
Deposit accounting liabilities - funds held                    2,015     17,981
Liability for pension and severance pay                       15,254     18,308
Policyholder funds on deposit                                 14,735     12,558
Remittances and items not allocated                           25,287     34,172
Retroactive reinsurance payable                                  158         82
Retroactive reinsurance reserves - ceded                     (9,259)    (5,592)
Servicing carrier liability                                    4,962      5,699
Escrow funds (NICO)                                           29,946     22,748
Paid loss clearing                                         (164,131)  (330,135)
Other liabilities, includes suspense accounts, expense
  account balances, and certain accruals                     241,819    192,224
-------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                   $  374,983 $  171,723
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

2012 paid loss clearing amounts representing claims payments made to reduce liabilities, totaling $(330,135) were reclassified from Other Assets to Other Liabilities to conform to the current period presentation.

C. Other (Expense)/ Income
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, other income (expenses) as reported in the accompanying Statements of Income and Changes in Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER (EXPENSES) INCOME                             2013      2012      2011
-------------------------------------------------------------------------------
Other income                                      $  22,740 $  43,336 $  18,192
Fee income on deposit programs                        7,089     6,641     6,198
Equities and deposits in pools and associations         (5)        39         -
Interest expense on reinsurance program            (38,802)  (39,541)  (51,139)
Foreign exchange gain (loss)                            153       225   (3,026)
-------------------------------------------------------------------------------
TOTAL OTHER (EXPENSES) INCOME                     $ (8,825) $  10,700 $(29,775)
-------------------------------------------------------------------------------

D. Non Cash items
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

-------------------------------------------------------------------------------
NON-CASH TRANSACTIONS                              2013      2012      2011
-------------------------------------------------------------------------------

CAPITAL CONTRIBUTION TO PARENT
  Other                                                 -   54,250      61,758
Dividends to parent:                                    -        -           -
  Securities                                            -   48,411      27,458
  Other                                          (395,483) (18,716)          -
Loss portfolio transfer:                                -        -           -
  Premiums collected                             (220,140)   8,083           -
  Benefit and loss related payments              (592,647)  58,384   1,092,875
  Funds held                                            -  (66,467) (1,092,875)
  Securities                                       35,446        -           -
  Other                                           777,341        -           -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

13.SUBSEQUENT EVENTS
--------------------------------------------------------------------------------
Subsequent events have been considered through April 25, 2014 for these Financial Statements issued on April 28, 2014.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

Effective January 1, 2014, the Admitted Pooling Agreement was terminated and replaced with a new pooling agreement (the Combined Pooling Agreement) among the twelve companies listed below, collectively named the Combined Pool. The member companies of the Combined Pool, their NAIC company codes, inter-company pooling percentages under the Combined Pooling Agreement and previous pools participation and states of domicile are as follows:

-------------------------------------------------------------------------------------------------------
                                       COMBINED POOL     ADMITTED POOL     SURPLUS POOL
                                       PARTICIPATION     PARTICIPATION     PARTICIPATION
                             NAIC     PERCENTAGE AS OF PERCENTAGE AS OF  PERCENTAGE AS OF    STATE OF
           COMPANY       COMPANY CODE JANUARY 1, 2014  DECEMBER 31, 2013 DECEMBER 31, 2013   DOMICILE
-------------------------------------------------------------------------------------------------------
(1)   National Union        19445           30%               38%               N/A        Pennsylvania
(2)   American Home         19380           30%               36%               N/A          New York
(3)   Lexington             19437           30%               N/A               90%          Delaware
(4)   C&I                   19410           5%                11%               N/A          New York
(5)   APCC                  19402           5%                5%                N/A        Pennsylvania
(6)   ISOP                  19429           0%                5%                N/A        Pennsylvania
(7)   New Hampshire         23841           0%                5%                N/A        Pennsylvania
(8)   Specialty             26883           0%                N/A               10%          Illinois
(9)   Assurance             40258           0%                0%                N/A        Pennsylvania
(10)  Granite State         23809           0%                0%                N/A        Pennsylvania
(11)  Illinois National     23817           0%                0%                N/A          Illinois
(12)  AIU Insurance
      Company               19399           0%                N/A               N/A          New York
-------------------------------------------------------------------------------------------------------

Through April 23, 2014, the Company received $272,133 from the other Combined Pool participants, as partial consideration for the transfer of net assets in connection with the pooling. An additional amount of $2,039,370, is expected to be received by the Company on or before May 15, 2014 related to final settlement of the pooling.

In order to rebalance the capital accounts of the companies in the Combined Pool, the participants of the Combined Pool made distributions out of capital or received contributions of capital during January 2014 as indicated in the table below:

-------------------------------------------------------------------------------
                                                                     UNASSIGNED
COMPANY                                  CAPITAL STOCK GROSS PAID-IN   FUNDS
-------------------------------------------------------------------------------
National Union                             $      -     $1,307,500   $        -
American Home                                     -      1,302,500            -
APCC                                              -        305,000            -
Specialty                                         -      (195,000)    (435,000)
ISOP                                              -      (400,000)    (250,000)
C&I                                         (1,162)      (432,763)    (226,075)
Lexington                                         -              -    (500,000)
New Hampshire                                     -      (475,000)            -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

14. Events (unaudited) Subsequent to the date of the Independent Auditor's
    Report

In connection with the pooling transaction described in Note 13, the Company received an additional $1,803,285 in cash and investments as consideration of the net insurance assets transferred.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:

     - Audited Financial Statements of Variable Annuity Account Five of American General Life Insurance Company for the year ended April 30, 2014 are included in Part B of this Registration Statement.

     - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2013, 2012 and 2011 are incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-185804), filed on April 30, 2014.

     - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2013 and 2012 are included in Part B of this Registration Statement.

(b) Exhibits

(1)   Resolutions Establishing Separate Account.................................    2
(2)   Custody Agreements........................................................    Not Applicable
(3)   (a)  Form of Distribution Contract........................................    2
      (b)  Selling Agreement....................................................    18
(4)   (a)  Variable Annuity Contract............................................    5
      (b)  Endorsement..........................................................    3
      (c)  Endorsement..........................................................    5
      (d)  Guaranteed Minimum Account Value Endorsement.........................    6
      (e)  Guaranteed Minimum Withdrawal Benefit Endorsement....................    7
      (f)  Death Benefit Endorsement............................................    8
      (g)  Purchase Payment Accumulation Optional Death Benefit Endorsement.....    8
      (h)  Maximum Anniversary Value Optional Death Benefit Endorsement.........    8
      (i)  Nursing Home Waiver Endorsement......................................    8
      (j)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    11
      (k)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    13
      (l)  Optional Guaranteed Minimum Withdrawal Benefit For One Life/For Two
           Lives Endorsement....................................................    13
      (m)  Form of Extended Legacy Program Guide................................    17
      (n)  Merger Endorsement...................................................    18
(5)   (a)  Application for Contract.............................................    2
      (b)  Application for Contract.............................................    5
      (c)  Participant Enrollment Form..........................................    3
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation of American General
           Life Insurance Company, effective December 31, 1991..................    1
      (b)  Amendment to the Amended and Restated Articles of Incorporation of
           American General Life Insurance Company, effective July 13, 1995.....    4
      (c)  By-Laws of American General Life Insurance Company, restated as of
           June 8, 2005.........................................................    9
(7)   Reinsurance Contract......................................................    Not Applicable
(8)   Material Contracts
      (a)  American Funds Insurance Series and SunAmerica Series Trust Master-
           Feeder Fund Participation Agreement..................................    15
      (b)  Fidelity Variable Insurance Products Trust Fund Participation
           Agreement............................................................    16
      (c)  T. Rowe Price Equity Series, Inc. Fund Participation Agreement.......    16
      (d)  Seasons Series Trust Fund Participation Agreement....................    18
      (e)  SunAmerica Series Trust Fund Participation Agreement.................    18
      (f)  Form of Consents to Assignment of Fund Participation and other
           Agreements...........................................................    19
(9)   (a)  Opinion of Counsel and Consent of Depositor..........................    20
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company......................................    12
(10)  Consents..................................................................    Filed Herewith
(11)  Financial Statements Omitted from Item 23.................................    Not Applicable
(12)  Initial Capitalization Agreement..........................................    Not Applicable

(13)  Other
      (a)  Power of Attorney
           (i)  American General Life Insurance Company Directors...............    21
           (ii) American Home Assurance Company Directors.......................    22
      (b)  General Guarantee Agreement by American Home Assurance Company.......    10
      (c)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on November 24, 2006.........................................    14
      (d)  Notice of Termination of Support Agreement...........................    17
      (e)  Amended and Restated Unconditional Capital Maintenance Agreement
           between American International Group, Inc. and American General Life
           Insurance Company....................................................    21
      (f)  Specimen Form of Agreement and Plan of Merger........................    19


--------

1 Incorporated by reference to Initial Registration Statement, File No. 033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.

2 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-08859 and 811-07727, filed on March 11, 1997, Accession No. 0000912057-97-008516.

3 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-08859 and 811-07727, filed on July 27, 1998, Accession No. 0001047469-98-028410.

4 Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement, File No. 333-53909, of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998, Accession No. 0000899243-98-001661.

5 Incorporated by reference to Post-Effective Amendment No. 9, File No. 333-08877, filed on September 25, 2000, Accession No. 0000912057-00-042501.

6 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 12, File Nos. 333-58234 and 811-03859, filed on April 16, 2004, Accession No. 0000950148-04-000752.

7 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No. 26, File Nos. 333-08859 and 811-07727, filed on May 21, 2004, Accession
   No. 0000950148-04-000953.

8 Incorporated by reference Post-Effective Amendment No. 26 and Amendment No. 27, File Nos. 333-08859 and 811-07727, filed on July 20, 2004, Accession No. 0000950129-04-005000.

9 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 46, File Nos. 333-43264 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on August 12, 2005, Accession No. 0001193125-05-165474.

10 Incorporated by reference to Post-Effective Amendments No. 30 and Amendment
   No. 31, File Nos. 333-08859 and 811-07727, filed on August 29, 2005,
   Accession No. 0000950129-05-008797.

11 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment
   No. 22, File Nos. 333-58234 and 811-03859, filed on September 20, 2005,
   Accession No. 0000950129-05-009343.

12 Incorporated by reference to Post Effective Amendment No. 18 and Amendment
   No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
   Accession No. 0000950134-05-019473.

13 Incorporated by reference to Post Effective Amendment No. 32 and Amendment
   No. 33, File Nos. 333-08859 and 811-07727, filed on May 1, 2006, Accession No. 0000950129-06-004661.

14 Incorporated by reference to Post Effective Amendment No. 16 and Amendment
   No. 17, File Nos. 333-66106 and 811-07727, filed on December 12, 2006,
   Accession No. 0000950124-06-007496.

15 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
   3, File Nos. 333-137892 and 811-03892, filed on April 26, 2007, Accession No. 0000950148-07-000101.

16 Incorporated by reference to Post-Effective Amendment No. 37 and Amendment
   No. 38, File Nos. 333-08859 and 811-07727, filed on August 27, 2008,
   Accession No. 0000950137-08-011159.

17 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
   No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
   Accession No. 0000950123-11-040070.

18 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No.
   5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 000950123-12-010016.

19 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-
   014430.

20 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   185804 and 811-07727, filed on January 2, 2013, Accession No. 0000950123-12-
   014471.


21 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No.
   3, File Nos. 333-185778 and 811-03859 filed on April 30, 2014, Accession No. 0000950123-14-004617.



22 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
   2, File Nos. 333-185797 and 811-03859, filed on April 30, 2014, Accession No. 0000950123-004618.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.


NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR
-----------------------------------------------
Jay S. Wintrob(2)                Director, Chairman, President and Chief Executive
                                 Officer
Jana W. Greer(3)                 Director, President, Individual Retirement
James A. Mallon                  Director, President, Life and Accident & Health
Jonathan J. Novak(2)             Director, President,  Institutional Markets
Curtis W. Olson(1)               Director, President, Group Benefits
Mary Jane B. Fortin              Director, Executive Vice President and Chief
                                 Financial Officer
Thomas J. Diemer                 Director, Senior Vice President and Chief Risk
                                 Officer
Deborah A. Gero(2)               Director, Senior Vice President and Chief
                                 Investment Officer
Stephen A. Maginn(3)             Director, Senior Vice President and Chief
                                 Distribution Officer
Jeffrey M. Farber(5)             Director
Kevin T. Hogan(5)                Director
Robert J. Scheinerman            Executive Vice President, Individual Retirement
Jesus C. Zaragoza                Senior Vice President and Deputy Chief Financial
                                 Officer
Michael P. Harwood               Senior Vice President, Chief Actuary and Corporate
                                 Illustration Actuary
Randall W. Epright               Senior Vice President and Chief Information
                                 Officer
Christine A. Nixon(2)            Senior Vice President and Chief Legal Officer
Tim W. Still                     Senior Vice President and Chief Operations Officer
Yoav Tamir(3)                    Senior Vice President, Market Risk Management
Kyle L. Jennings                 Senior Vice President and Chief Compliance Officer
Sai P. Raman(6)                  Senior Vice President, Institutional Markets
Dawn S. Scheirer                 Senior Vice President, Capital Management
David S. Jorgensen               Vice President and Controller
Charles E. Beam(4)               Vice President and Assistant Controller
Jim A. Coppedge                  Vice President and Assistant Secretary
Mallary L. Reznik(2)             Vice President and Assistant Secretary
Julie Cotton Hearne              Vice President and Secretary
John B. Deremo                   Vice President, Distribution
William T. Devanney, Jr.         Vice President and Tax Officer
Gavin D. Friedman(2)             Vice President and Litigation Officer
Leo W. Grace                     Vice President, Product Filing
Tracey E. Harris                 Vice President, Product Filing
T. Clay Spires                   Vice President and Tax Officer
Michael E. Treske                Vice President, Distribution
Frank Kophamel                   Vice President and Appointed Actuary
Marla S. Campagna(7)             Vice President
Manda Ghaferi(2)                 Vice President
Keith C. Honig(7)                Vice President
Stewart P. Polakov(3)            Vice President
Douglas S. Tymins(7)             Vice President
Jennifer P. Powell               Anti-Money Laundering and Office of Foreign Asset
                                 Control Officer
David J. Kumatz(4)               Assistant Secretary
Virginia N. Puzon(2)             Assistant Secretary
Cris Thomas                      Assistant Secretary
Barry A. Hopkins                 Assistant Tax Officer
Timothy Donovan                  Illustration Actuary
Olga V. Zalevsky(8)              Illustration Actuary

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR
-----------------------------------------------
Laszlo Kulin(9)                  Investment Tax Officer
Melissa H. Cozart                Privacy Officer
Larry E. Blews                   38a-1 Compliance Officer



--------

   (1) 3600 Route 66, Neptune, NJ 07753

   (2) 1999 Avenue of the Stars, Los Angeles, CA 90067

   (3) 21650 Oxnard Street, Woodland Hills, CA 91367

   (4) 2000 American General Way, Brentwood, TN 37027

   (5) 175 Water Street, New York, NY 10038

   (6) 50 Danbury Road, Wilton, CT 06897

   (7) 777 S. Figueroa Street, Los Angeles, CA 90017


   (8) 1690 New Britain Avenue, Farmington, CT 06032



   (9) 80 Pine Street, New York, NY 10005


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of American General Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-14-001096, filed on
February 20, 2014. Exhibit 21 is incorporated herein by reference.

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of August 1, 2014, the number of Seasons Select II contracts funded by Variable Annuity Account Five was 13,032 of which 7,702 were qualified contracts and 5,330 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:

    AMERICAN GENERAL LIFE INSURANCE COMPANY
    Variable Separate Account
    Variable Annuity Account One
    Variable Annuity Account Two
    Variable Annuity Account Four
    Variable Annuity Account Five
    Variable Annuity Account Seven
    Variable Annuity Account Nine

    Separate Account A
    Separate Account D
    Separate Account I
    Separate Account II
    Separate Account VA-1
    Separate Account VA-2
    Separate Account VL-R
    Separate Account VUL
    Separate Account VUL-2
    AG Separate Account A

    THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
    FS Variable Annuity Account One
    FS Variable Annuity Account Two
    FS Variable Annuity Account Five
    Separate Account USL VA-R
    Separate Account USL VL-R
    Separate Account USL A
    Separate Account USL B

    THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
    Separate Account A

    Anchor Series Trust
    Seasons Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.
    SunAmerica Specialty Series

(b) Directors, Officers and principal place of business:

OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Rebecca Snider              Chief Compliance Officer
Frank Curran                Vice President, Controller, Financial Operation
                            Principal and Chief Financial Officer, Treasurer
Stephen A. Maginn(1)        Director, Senior Vice President
William T. Devanney         Vice President, Tax Officer
Michael E. Treske           Chief Distribution Officer, Mutual Funds and
                            Variable Annuities
Kurt W. Bernlohr(3)         Distribution Officer, Group Retirement
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary


     --------

      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.

     (2) Principal business address is 1999 Avenue of the Stars, Los Angeles, CA 90067-6121.

     (3) Principal business address is 2919 Allen Parkway, Houston, TX 77019.

(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-------------------------------------------------

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period") , filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

Effective as of 11:59 p.m. Eastern time, on December 31, 2012, SunAmerica Annuity and Life Assurance Company, an affiliate of American General Life Insurance Company, merged with and into American General Life Insurance Company. Texas law provides for the continuation of guarantees for contracts and certificates issued prior to a merger. Therefore, the American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(f)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

American General Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Five, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 27th day of August, 2014.


                                        VARIABLE ANNUITY ACCOUNT FIVE
                                        (Registrant)

                                        BY: AMERICAN GENERAL LIFE INSURANCE
                                            COMPANY
                                            (On behalf of the Registrant and
                                            itself)

                                        BY: /s/ MARY JANE B. FORTIN
                                            ------------------------------------
                                            MARY JANE B. FORTIN
                                            EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----
*JAY S. WINTROB                    Chairman of the Board, President       August 27, 2014
-----------------------------        and Chief Executive Officer
JAY S. WINTROB


*THOMAS J. DIEMER                Director, Senior Vice President and      August 27, 2014
-----------------------------             Chief Risk Officer
THOMAS J. DIEMER


*JEFFREY M. FARBER                             Director                   August 27, 2014
-----------------------------
JEFFREY M. FARBER


/s/ MARY JANE B. FORTIN           Director, Executive Vice President      August 27, 2014
-----------------------------        and Chief Financial Officer
*MARY JANE B. FORTIN


*DEBORAH A. GERO                 Director, Senior Vice President and      August 27, 2014
-----------------------------          Chief Investment Officer
DEBORAH A. GERO


*JANA W. GREER                    Director and President, Individual      August 27, 2014
-----------------------------                 Retirement
JANA W. GREER


                                               Director
-----------------------------
KEVIN T. HOGAN


*STEPHEN A. MAGINN               Director, Senior Vice President and      August 27, 2014
-----------------------------         Chief Distribution Officer
STEPHEN A. MAGINN


*JAMES A. MALLON                   Director and President, Life and       August 27, 2014
-----------------------------             Accident & Health
JAMES A. MALLON


*JONATHAN J. NOVAK                     Director and President,            August 27, 2014
-----------------------------           Institutional Markets
JONATHAN J. NOVAK


*CURTIS W. OLSON                    Director and President, Group         August 27, 2014
-----------------------------                  Benefits
CURTIS W. OLSON


/s/ DAVID JORGENSEN                 Vice President and Controller         August 27, 2014
-----------------------------
DAVID JORGENSEN


/s/ MANDA GHAFERI                          Attorney-In-Fact               August 27, 2014
-----------------------------
*MANDA GHAFERI

                                   SIGNATURES


American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of August, 2014.


                                        AMERICAN HOME ASSURANCE COMPANY


                                        BY: /s/ PAUL W. KARR
                                            ------------------------------------
                                            PAUL W. KARR
                                            STATUTORY CONTROLLER AND VICE
                                            PRESIDENT


This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



           SIGNATURE                             TITLE                          DATE
           ---------                             -----                          ----
*RICHARD HOSKINS                                Director                   August 27, 2014
------------------------------
RICHARD HOSKINS


*ALEXANDER R. BAUGH                             Director                   August 27, 2014
------------------------------
ALEXANDER R. BAUGH


*JAMES BRACKEN                                  Director                   August 27, 2014
------------------------------
JAMES BRACKEN


*TIMOTHY D. CARTER                              Director                   August 27, 2014
------------------------------
TIMOTHY D. CARTER


*JOHN Q. DOYLE                                  Director                   August 27, 2014
------------------------------
JOHN Q. DOYLE


*JEFFREY M. FARBER                              Director                   August 27, 2014
------------------------------
JEFFREY M. FARBER


*PETER D. HANCOCK                               Director                   August 27, 2014
------------------------------
PETER D. HANCOCK


*KEVIN T. HOGAN                                 Director                   August 27, 2014
------------------------------
KEVIN T. HOGAN


*RALPH W. MUCERINO                              Director                   August 27, 2014
------------------------------
RALPH W. MUCERINO


*SID SANKARAN                                   Director                   August 27, 2014
------------------------------
SID SANKARAN


*ROBERT S. H. SCHIMEK                   Director, President and            August 27, 2014
------------------------------          Chief Executive Officer
ROBERT S. H. SCHIMEK


*CHRISTOPHER L. SPARRO                          Director                   August 27, 2014
------------------------------
CHRISTOPHER L. SPARRO


*MARK T. WILLIS                                 Director                   August 27, 2014
------------------------------
MARK T. WILLIS

           SIGNATURE                             TITLE                          DATE
           ---------                             -----                          ----


*JOSEPH COOK                           Senior Vice President and           August 27, 2014
------------------------------          Chief Financial Officer
JOSEPH COOK

*BY:  /s/ PAUL W. KARR
      ------------------------
      PAUL W. KARR
      ATTORNEY-IN-FACT
      (Exhibit (13)(a)(ii) to the Registration Statement)

                                  EXHIBIT INDEX

EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
    (10)        Consents